UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CBIZ, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CBIZ, INC.

5959 Rockside Woods Blvd. N., Suite 600

Independence, Ohio 44131

cbiz.com

September 18, 2026

Dear CBIZ Stockholder:

You are cordially invited to attend a special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”) of CBIZ, Inc., a Delaware corporation (“CBIZ” or the “Company”). The Special Meeting will be held via live webcast on October 27, 2026 at 8:00 a.m., Eastern Time. To participate in the Special Meeting virtually through the internet, please visit www.virtualshareholdermeeting.com/CBZ2026SM. You will need the 16-digit control number shown on your proxy card or voting instructions form to vote during the meeting. If you are a stockholder and you do not have your 16-digit control number, you will only be able to listen to the Special Meeting. If you cannot locate your 16-digit control number, stockholders who hold their Shares in “street name” should contact their bank, broker or other nominee (preferably at least five days before the Special Meeting) and obtain their 16-digit control number. For purposes of attendance at the Special Meeting, all references in the enclosed proxy statement to “attendance at the Special Meeting” or “present at the Special Meeting” mean virtually present at the Special Meeting. We encourage you to allow ample time for online check-in, which will open at 7:45 a.m., Eastern Time. Please note that you will not be able to attend the Special Meeting in person. Details on how to access the meeting and the business to be conducted are provided in the accompanying proxy statement.

On July 28, 2026, CBIZ entered into an Agreement and Plan of Merger (as amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Viking ParentCo, Inc., a Delaware corporation (“Parent”), and Viking MergerCo, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Grant Thornton Advisors LLC (“Grant Thornton”). At the Special Meeting, CBIZ will ask you and the other CBIZ stockholders to consider and vote on a proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”).

At the effective time of the Merger (the “Effective Time”), each share of Company common stock, par value $0.01 per share (each a “Share” and, collectively, the “Shares”), issued and outstanding immediately prior to the Effective Time (other than Shares owned by (i) Parent or Merger Sub or any of their respective subsidiaries, (ii) the Company as treasury stock, (iii) the Company’s direct or indirect wholly owned subsidiaries (each such Share referred to in clauses (i), (ii), and (iii) an “Excluded Share” and, collectively, the “Excluded Shares”) and (iv) holders of record and “beneficial owners” (as defined in Section 262(a) of the Delaware General Corporation Law (the “DGCL”)) who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL (such Shares, the “Dissenting Shares” and such stockholders and beneficial owners, the “Dissenting Stockholders”)), will be converted into the right to receive $55.00 in cash, without interest thereon and subject to deduction for any applicable withholding taxes. The board of directors of the Company (the “Board”) evaluated the Merger in consultation with the Company’s management and legal and financial advisors. The Board unanimously (i) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its

i

stockholders, (iii) resolved to recommend to the stockholders of the Company the adoption of the Merger Agreement in accordance with the DGCL and (iv) directed that the Merger Agreement be submitted to the holders of Shares for their consideration and adoption.

Additionally, you will be asked to consider and vote at the Special Meeting on (1) a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Transactions, including the Merger (the “Merger-Related Compensation Proposal”) and (2) a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the Special Meeting to approve such proposal (the “Adjournment Proposal”).

The Merger Agreement and the Transactions, including the Merger, have been unanimously approved, declared advisable and recommended by the Board, by a vote of the Company’s directors. The Board recommends a vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.

Your vote is important. The Merger cannot be completed unless the Merger Agreement is adopted by Company stockholders holding a majority of the outstanding Shares entitled to vote on such matter as of September 16, 2026. The failure to vote, assuming a quorum is present, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.

Therefore, whether or not you plan to attend the Special Meeting and regardless of the number of Shares you own, your careful consideration of, and vote on, the Merger Agreement Proposal is important, and we encourage you to vote promptly. After reading the accompanying proxy statement, please make sure to submit a proxy to vote your Shares promptly (1) by completing, signing and dating the accompanying proxy card and returning it in the enclosed prepaid envelope, (2) by telephone or (3) through the internet. Instructions regarding all three methods of voting are provided on the proxy card. If you virtually attend the Special Meeting and vote during the Special Meeting, your vote by ballot will revoke any proxy previously submitted. If you hold Shares through an account with a bank, broker, trust or other nominee, please follow the instructions you receive from your bank, broker, trust or other nominee to vote your Shares.

Completion of the Merger is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement.

The accompanying proxy statement provides you with more detailed information about the Special Meeting, the Merger Agreement and the Transactions, including the Merger. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in the proxy statement. You may also obtain additional information about the Company from other documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section beginning on page 14 in the Company ’s Annual Report on Form 10-K for the year ended December 31, 2025 (as amended), subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the proxy statement, for risks relating to the Company’s business and for a discussion of the risks that you should consider in evaluating the proposed Merger and how it may affect you.

ii

If you have any questions or need assistance submitting your proxy, or if you need additional copies of the proxy statement or the proxy card or voting instructions enclosed thereto, please contact the Company’s proxy solicitor, Innisfree M&A Incorporated:

Innisfree M&A Incorporated

500 Fifth Avenue, 21st Floor

New York, New York 10110

Stockholders, please call toll free: +1 (877) 750-0637 (U.S. and Canada)

               +1 (412) 232-3651 (all other countries)

Banks and Brokers may call: +1 (212) 750-5833 (collect)

Your support of and interest in CBIZ, Inc. is sincerely appreciated.

Rick L. Burdick, Chair of the Board

The accompanying proxy statement is dated September 18, 2026, and is first being mailed to CBIZ stockholders on or about September 18, 2026.

Neither the SEC nor any state securities regulatory agency has approved or disapproved the Transactions (including the Merger), passed upon the merits or fairness of the Transactions (including the Merger) or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

iii

CBIZ, INC.

5959 Rockside Woods Blvd. N., Suite 600

Independence, Ohio 44131

cbiz.com

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on October 27, 2026

Virtual Meeting Only-No Physical Location

To the Stockholders of CBIZ, Inc.:

Notice is hereby given that a special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”) of CBIZ, Inc., a Delaware corporation (“CBIZ” or the “Company”), will be held via live webcast on October 27, 2026 at 8:00 a.m., Eastern Time. To participate in the Special Meeting virtually through the internet, please visit www.virtualshareholdermeeting.com/CBZ2026SM. If you are a stockholder and you do not have your 16-digit control number, you will only be able to listen to the Special Meeting. If you cannot locate your 16-digit control number, stockholders who hold their Shares in “street name” should contact their bank, broker or other nominee (preferably at least five days before the Special Meeting) and obtain their 16-digit control number. For purposes of attendance at the Special Meeting, all references in the enclosed proxy statement to “attendance at the Special Meeting” or “present at the Special Meeting” mean virtually present at the Special Meeting. We encourage you to allow ample time for online check-in, which will open at 7:45 a.m., Eastern Time. Please note that you will not be able to attend the Special Meeting in person. We are holding the Special Meeting for the following purposes:

(1)

to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of July 28, 2026 (as amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Viking ParentCo, Inc., a Delaware corporation (“Parent”), and Viking MergerCo, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), a copy of which is attached as Annex A to the accompanying proxy statement, pursuant to which Merger Sub will be merged with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger Agreement Proposal”);

(2)

to consider and vote on a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Transactions, including the Merger (the “Merger-Related Compensation Proposal”); and

(3)

to consider and vote on a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the Special Meeting to approve such proposal (the “Adjournment Proposal”).

These items of business are more fully described in the accompanying proxy statement.

i

The record date for the Special Meeting is September 16, 2026 (the “Record Date”). Only stockholders at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Any stockholder entitled to attend and vote at the Special Meeting is entitled to appoint a proxy to attend and act on such stockholder’s behalf.

If the Merger is consummated, holders of record and “beneficial owners” (as defined in Section 262(a) of the DGCL) who continuously hold or own shares of Company common stock, par value $0.01 per share (each a “Share” and, collectively, the “Shares”) through the effective time of the Merger and who properly demand appraisal of their Shares and who do not withdraw their demands or otherwise lose their rights of appraisal will be entitled to seek appraisal of their Shares in connection with the Merger. Stockholders and beneficial owners must comply with all the requirements of Delaware law, which are summarized in the proxy statement accompanying this notice and may be accessed without subscription or cost at the following publicly available website:

https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

The Merger Agreement and the Transactions, including the Merger, have been unanimously approved, declared advisable and recommended by the board of directors of the Company (the “Board”), by a vote of the Company’s directors. The Board recommends a vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.

Your vote is very important. If you fail to return your proxy, submit a proxy by telephone or through the internet or virtually attend the Special Meeting, your Shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting or be voted at the Special Meeting and, if a quorum is present, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.

To ensure that your Shares are represented at the Special Meeting, regardless of whether you plan to virtually attend the Special Meeting, please fill in your vote, sign and mail the enclosed proxy card as soon as possible. We have enclosed a return envelope, which requires no postage if mailed in the United States. Alternatively, you may submit a proxy to vote by telephone or through the internet. Instructions regarding each of the methods of submitting a proxy are provided on the enclosed proxy card. If you are submitting a proxy to vote by telephone or through the internet, then your voting instructions must be received by 11:59 p.m., Eastern Time on October 26, 2026, the day before the Special Meeting. If you choose to submit your proxy by mailing a proxy card, your proxy card must be completed, signed, dated and returned in the enclosed postage-paid reply envelope or otherwise filed with our Corporate Secretary no later than 11:59 p.m., Eastern Time, on October 26, 2026, the day before the Special Meeting. Your proxy is being solicited by the Board.

The accompanying proxy statement provides you with more detailed information about the Special Meeting, the Merger Agreement and the Transactions, including the Merger. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in the proxy statement. You may also obtain additional information about the Company from other documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section beginning on page 14 in the Company’s Annual Report on Form 10-K for the year ended December  31, 2025 (as amended), subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the proxy statement, for risks relating to the Company’s business and for a discussion of the risks that you should consider in evaluating the proposed Merger and how it may affect you.

ii

If you have any questions or need assistance submitting your proxy, or if you need additional copies of the proxy statement or the enclosed proxy card or voting instructions, please contact the Company’s proxy solicitor, Innisfree M&A Incorporated:

Innisfree M&A Incorporated

500 Fifth Avenue, 21st Floor

New York, New York 10110

Stockholders, please call toll free: +1 (877) 750-0637 (U.S. and Canada)

               +1 (412) 232-3651 (all other countries)

Banks and Brokers may call: +1 (212) 750-5833 (collect)

Sincerely,

Jaileah X. Huddleston

Corporate Secretary

September 18, 2026 Independence, Ohio

Please Vote – Your Vote is Important

iii

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by the board of directors (the “Board”) of CBIZ, Inc. (“CBIZ” or the “Company”), for use at the special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”) described herein. This proxy statement and the enclosed proxy card or voting instructions form are first being mailed on or about September 18, 2026 to our stockholders who owned shares of Company common stock, par value $0.01 per share (each a “Share” and, collectively, the “Shares”), as of the close of business on September 16, 2026 (the “Record Date”).

SUMMARY TERM SHEET

This summary highlights certain information in this proxy statement but may not contain all of the information that may be important to you. You should carefully read the entire proxy statement and the attached Annexes and the other documents to which this proxy statement refers you for a more complete understanding of the matters being considered at the Special Meeting. In addition, this proxy statement incorporates by reference important business and financial information about CBIZ, Inc. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section entitled “Where You Can Find More Information.” Unless the context otherwise indicates, we refer to CBIZ, Inc. as “CBIZ,” the “Company,” “we,” “us” or “our.”

The Parties

(see page 93)

Company

CBIZ is a leading professional services advisor to middle-market businesses nationwide. With industry knowledge and expertise in accounting, tax, advisory, benefits, insurance, and technology, CBIZ delivers actionable insights to help clients anticipate what is next and discover new ways to accelerate growth. CBIZ has more than 9,500 team members across more than 140 locations in 23 major markets coast to coast. CBIZ was originally incorporated under the name “Stout Associates, Inc.” on June 16, 1987.

Parent

Viking ParentCo, Inc., a Delaware corporation (“Parent”), was incorporated in Delaware on July 23, 2026 solely for the purpose of engaging in the Transactions, including the Merger (each as defined below). Parent is an affiliate of Grant Thornton Advisors LLC (“Grant Thornton”). Parent has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor.

Merger Sub

Viking MergerCo, Inc., a Delaware corporation (“Merger Sub”), was incorporated in Delaware on July 23, 2026 solely for the purpose of engaging in the Transactions, including the Merger. Merger Sub is a direct wholly owned subsidiary of Parent and an affiliate of Grant Thornton. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor. Upon completion of the Merger, Merger Sub will merge with and into CBIZ and Merger Sub will cease to exist.

For more information about the Company, Parent and Merger Sub, see the section entitled “Parties to the Merger,” beginning on page 93.

The Special Meeting

(see page 94)

A Special Meeting will be held via live webcast on October 27, 2026, at 8:00 a.m. Eastern Time. To participate in the Special Meeting virtually through the internet, please visit www.virtualshareholdermeeting.com/CBZ2026SM. You will need the 16-digit control number shown on your proxy card or voting instructions form to vote during the meeting. If you are a stockholder and you do not have your 16-digit control number, you will only be able to listen to the Special Meeting. If you cannot locate your 16-digit control number, stockholders who hold their Shares in “street name” should contact their bank, broker or other nominee (preferably at least five days before the Special Meeting) and obtain their 16-digit control number. Please note that you will not be able to attend the Special Meeting in person. We encourage you to allow ample time for online check-in, which will open at 7:45 a.m. Eastern Time. At the Special Meeting, you will be asked to, among other things, vote for the Merger Agreement Proposal (as defined below). See the section entitled “The Special Meeting,” beginning on page 94, for additional information on the Special Meeting, including how to vote your Shares.

The Merger

(see page 24)

On July 28, 2026, the Company entered into an Agreement and Plan of Merger (as amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”) by and among Parent, Merger Sub and the Company, pursuant to which Merger Sub will be merged with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

The Merger Agreement

(see page 62)

A summary of the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement, is described in the section of this proxy statement entitled “The Merger Agreement,” beginning on page 62. Among other things, the Merger Agreement includes the following terms:

•

Effective Time of the Merger; Closing. Assuming timely satisfaction of necessary closing conditions set forth in the Merger Agreement, including the adoption of the Merger Agreement by the Company’s stockholders, we anticipate that the Merger will be completed in the fourth quarter of 2026. The Company, however, cannot assure completion of the Merger by any particular date, if at all.

•

Conditions to the Merger. The closing of the Merger (the “Closing”) depends on a number of conditions being satisfied or waived (other than the condition set forth in the first bullet below, which cannot be waived). These conditions, which are described more fully in “The Merger Agreement-Conditions to the Merger,” beginning on page 86, include:

•

The respective obligations of the parties to the Merger Agreement to effect the Merger are subject to the satisfaction (or mutual waiver if permitted by law) at or prior to the Closing of each of the following conditions: (i) adoption of the Merger Agreement by the Company’s stockholders in accordance with applicable law and the Company’s certificate of incorporation and bylaws; (ii) the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act (the “HSR Act”) (and any extensions thereof, including any agreement with any governmental entity to delay the Closing entered in connection therewith) having expired or been earlier terminated; and (iii) no governmental entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits the consummation of the Merger.

•

The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or, to the extent permitted by law, waiver by Parent at or prior to the Closing of the following additional conditions: (i) subject to materiality qualifiers in certain cases, the accuracy of each of the Company’s representations and warranties in the Merger Agreement; (ii) the Company’s performance and compliance with in all material respects all obligations required to be performed by or complied with by it under the Merger Agreement at or prior to the Closing; (iii) the receipt by Parent of a certificate signed by an officer of the Company at the Closing stating that the foregoing conditions have been satisfied; and (iv) since the date of the Merger Agreement, there not having occurred a Company Material Adverse Effect (as defined in the section entitled “The Merger Agreement-Representations and Warranties-Material Adverse Effect,” beginning on page 70).

•

The Company’s obligations to effect the Merger are also subject to the satisfaction or, to the extent permitted by law, waiver by the Company at or prior to the Closing of the following additional conditions: (i) subject to certain materiality qualifiers, the accuracy of each of the representations and warranties of Parent and Merger Sub in the Merger Agreement; (ii) each of Parent’s and Merger Sub’s performance and compliance with in all material respects all obligations required to be performed by or complied with by them under the Merger Agreement at or prior to the Closing; and (iii) the receipt by the Company of a certificate signed by an officer of Parent at the Closing stating that the foregoing conditions have been satisfied.

•

Go-Shop Period. During the period (the “Go-Shop Period”) that began on July 28, 2026 and continued until 11:59 p.m. Eastern Time on August 27, 2026, the Company, its affiliates and their respective representatives had the right to (i) solicit, initiate, knowingly encourage and knowingly facilitate any inquiries or the making of any proposal or offer from third parties that constitutes or could reasonably be expected to lead to an acquisition proposal, (ii) participate in discussions and negotiations regarding any acquisition proposal and (iii) subject to the entry into an acceptable confidentiality agreement in accordance with the Merger Agreement, provide non-public information concerning the Company or its affiliates to any person in connection with an acquisition proposal.

•

No Solicitation of Acquisition Proposals. Following the expiration of the Go-Shop Period and until the earlier of the effective time of the Merger (the “Effective Time”) and the valid termination of the Merger Agreement in accordance with its terms, the Company is not permitted to, among other things, directly or indirectly through its representatives (i) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal, (ii) participate in any discussions or negotiations with any person regarding any acquisition proposal or (iii) provide any non-public information concerning the Company or any of its affiliates to any person in connection with any acquisition proposal; provided, however that, until 11:59 p.m. Eastern Time on September 11, 2026, the Company was permitted to continue discussions or negotiations with third parties from whom the Company received a written acquisition proposal during the Go-Shop Period that the Board determined in good faith, after consultation with its outside legal counsel and financial advisor, constituted or would reasonably be expected to lead to a superior proposal and that the failure to evaluate such alternative acquisition proposal would reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable law (any such third party, an “Excluded Party”), in each case for so long as such third party remained an Excluded Party.

•

Board Recommendation Changes. Notwithstanding the restrictions described above, under certain circumstances, the Company may, from the termination of the Go-Shop Period until the time the Merger Agreement is adopted by the Company’s stockholders, in response to an unsolicited, bona fide written acquisition proposal received after the date of the Merger Agreement that did not result from a breach of the applicable terms of Merger Agreement (i) provide access to non-public information regarding the Company or any of its subsidiaries to the person who made such acquisition proposal, subject to certain conditions

(including promptly providing such non-public information to Parent following the time such information is made available to the person who made such acquisition proposal), and (ii) engage or participate in any discussions or negotiations with any such person regarding such acquisition proposal if, and only if, prior to taking any action described in clause (i) or (ii) above, the Board determines in good faith, after consultation with outside legal counsel, that (1) based on the information then available and after consultation with its financial advisor, such acquisition proposal either constitutes a superior proposal or would reasonably be expected to lead to a superior proposal and (2) the failure to take such action would reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable law.

The Merger Agreement also provides that, at any time before the stockholders of the Company adopt the Merger Agreement, the Board may effect a Change in Recommendation (as defined below) (or, solely for clause (i), terminate the Merger Agreement) with respect to (i) a bona fide written acquisition proposal if the Board determines in good faith, after consultation with its outside legal counsel and financial advisor, that such acquisition proposal constitutes a superior proposal, taking into account any revised terms committed to in writing by Parent to the terms and conditions of the Merger Agreement such that such acquisition proposal ceases to constitute a superior proposal, or (ii) upon an intervening event (an “Intervening Event”) if the Board determines in good faith, after consultation with its outside legal counsel and financial advisor, subject to certain conditions and taking into account any revised terms committed to in writing by Parent to the terms and conditions of the Merger Agreement such that the failure of the Board to make a Change in Recommendation in response to such Intervening Event would no longer reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable law. The non-solicitation provisions are described in more detail in the section entitled “The Merger Agreement-Acquisition Proposals,” beginning on page 75.

•

Termination and Termination Fees. The Merger Agreement contains certain termination rights, including the right of either Parent or the Company to terminate the Merger Agreement if the Merger has not occurred on or before July 28, 2027, and the right of the Company to terminate the Merger Agreement to enter into a superior proposal, subject to specified exceptions and limitations. The Merger Agreement also provides that:

•

upon termination of the Merger Agreement by the Company or Parent in certain circumstances, including (i) a termination by Parent as a result of a Change in Recommendation, or (ii) a termination by the Company to enter into an Alternative Acquisition Agreement (as defined in the section entitled “The Merger Agreement-Acquisition Proposals-No Change in Recommendation or Alternative Acquisition Agreement,” beginning on page 77) providing for a superior proposal; provided, that (a) such termination occurs after the Go-Shop Period and (b) the parties to such Alternative Acquisition Agreement are not Excluded Parties or (iii) if the Merger Agreement is terminated under certain circumstances after an acquisition proposal has been made or announced, and the Company enters into or completes an alternative transaction within 12 months after such termination, the Company will be required to pay Parent a termination fee of $107,500,000 (the “Company Termination Fee”);

•

upon termination of the Merger Agreement by the Company during the Go-Shop Period or in order to enter into an Alternative Acquisition Agreement with an Excluded Party, the Company would have been required to pay Parent a termination fee of $49,600,000 (the “Go-Shop Termination Fee”); and

•

upon termination of the Merger Agreement by the Company or Parent in certain circumstances, including (i) a termination by the Company as a result of (a) certain material breaches by Parent or Merger Sub of their representations, warranties, covenants or agreements set forth in the Merger Agreement that would cause the applicable closing conditions not to be satisfied or (b) the failure of Parent and Merger Sub to consummate the Closing in a specified timeframe when the applicable closing conditions have been and remain satisfied or waived, and the Company has irrevocably confirmed in writing that it is ready, willing and able to consummate the Closing or (ii) a termination by Parent if the Merger has not occurred by July 28, 2027 at a time when the Company could have terminated the Merger Agreement for such breach or failure to close, as described in the section entitled “The Merger Agreement-Termination Fees,” beginning on page 89, Parent will be required to pay the Company a termination fee of $198,400,000 (the “Parent Termination Fee”).

For further discussion of the rights of the parties to terminate the Merger Agreement and the circumstances in which certain termination fees will be payable, see the sections entitled “The Merger Agreement-Termination of the Merger Agreement,” beginning on page 87, and “The Merger Agreement-Termination Fees,” beginning on page 89.

Stockholders Entitled to Vote; Vote Required to Adopt the Merger Agreement

(see page 94)

You may vote at the Special Meeting if you were a holder of Shares of record as of the close of business on September 16, 2026, which is the Record Date. You will be entitled to one vote for each Share that you owned on the Record Date. As of the Record Date, there were 54,940,482 Shares issued and outstanding and entitled to vote at the Special Meeting. The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote on such matter as of the Record Date.

How to Vote

(see page 96)

Stockholders have a choice of voting (i) by proxy by completing, signing and dating a proxy card and returning it in the prepaid envelope provided, (ii) by calling a toll-free telephone number, (iii) through the internet or (iv) at the Special Meeting via the virtual meeting website. Please refer to your proxy card or the information forwarded by your bank, broker, trust or other nominee to see which options are available to you. Any holder of Shares as of the Record Date can virtually attend the Special Meeting by visiting www.virtualshareholdermeeting.com/CBZ2026SM. If you are a stockholder and you do not have your 16-digit control number, you will only be able to listen to the Special Meeting. If you cannot locate your 16-digit control number, stockholders who hold their Shares in “street name” should contact their bank, broker, or other nominee (preferably at least five days before the special meeting) and obtain their 16-digit control number. We encourage you to allow ample time for online check-in, which will open at 7:45 a.m., Eastern Time. The telephone and internet facilities for holders of Shares as of the Record Date to submit proxies will close at 11:59 p.m., Eastern Time on October 26, 2026, the day before the Special Meeting. If you choose to submit your proxy by mailing a proxy card, your proxy card must be completed, signed, dated and returned in the enclosed postage-paid reply envelope or otherwise filed with our Corporate Secretary no later than 11:59 p.m., Eastern Time, on October 26, 2026, the day before the Special Meeting.

If you wish to vote by proxy and your Shares are held by a bank, broker, trust or other nominee, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee for your Shares to be voted at the Special Meeting. Your bank, broker, trust or other nominee will NOT have the power to vote your Shares at the special meeting unless you have properly instructed your bank, broker, trust or other nominee on how to vote your Shares.

YOU SHOULD NOT SEND IN YOUR STOCK CERTIFICATE(S) WITH YOUR PROXY CARD.

A letter of transmittal with instructions for the surrender of certificates representing Shares or book-entry Shares will be mailed to stockholders if the Merger is completed.

For additional information regarding the procedure for delivering your proxy, see the sections entitled “The Special Meeting-How to Vote,” beginning on page 96, and “The Special Meeting-Solicitation of Proxies,” beginning on page 97. If you have more questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor, Innisfree M&A Incorporated. Stockholders may call toll-free at +1 (877) 750-0637 (U.S. and Canada) or +1 (412) 232-3651 (all other countries); banks and brokerage firms may call collect at +1 (212) 750-5833.

Background of the Merger

(see page 24)

A description of the background of the Merger is included in the section of this proxy statement entitled “The Merger-Background of the Merger,” beginning on page 24.

Recommendation of the Board

(see page 31)

At a meeting of the Board on July 28, 2026, after careful consideration, including detailed discussions with the Company’s management and its legal advisor and financial advisor, the Board unanimously:

•

approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, and the other transaction documents, upon the terms and subject to the conditions set forth therein;

•

authorized and approved the execution, delivery and performance of the Merger Agreement and the other transaction documents and the consummation by CBIZ of the Transactions, including the Merger, upon the terms and subject to the conditions set forth therein;

•	determined that the Merger is fair to, and in the best interests of CBIZ and its stockholders;

•	resolved that the Merger Agreement be submitted to the holders of Shares for their consideration and adoption at a Special Meeting of CBIZ stockholders (the “Company Stockholder Meeting”); and

•	resolved to recommend to CBIZ’s stockholders the adoption of the Merger Agreement in accordance with the DGCL.

Accordingly, the Board unanimously recommends that, at the Special Meeting, you vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.

Reasons for the Merger

(see page 31)

After careful consideration, the Board unanimously approved and declared the Merger Agreement and the consummation of the Transactions, including the Merger, to be fair to and in the best interests of the Company and its stockholders.

Accordingly, the Board unanimously (i) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders, (iii) resolved to recommend to the stockholders of the Company the adoption of the Merger Agreement in accordance with the DGCL and (iv) directed the Merger Agreement be submitted to the holders of Shares for their consideration and adoption.

For a discussion of the material factors considered by the Board in reaching its conclusions, see the section entitled “The Merger-Reasons for the Merger,” beginning on page 31. In addition, in considering the recommendation of the Board with respect to the Merger Agreement, you should be aware that our directors and executive officers have interests that may be different from, or in addition to, the interests of the Company stockholders generally. See the section entitled “The Merger-Interests of Directors and Executive Officers in the Merger,” beginning on page 47.

Opinion of the Company’s Financial Advisor

(see page 39 and Annex B)

Goldman Sachs & Co. LLC (“Goldman Sachs”) delivered its opinion to the Board that, as of July 28, 2026 and based upon and subject to the factors and assumptions set forth therein, the $55.00 in cash per Share to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Merger Agreement was fair from a financial point of view to such holders. The full text of the written opinion of Goldman Sachs, dated July 28, 2026, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this proxy statement. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board in connection with its consideration of the Merger. Goldman Sachs’ opinion is not a recommendation as to how any holder of Shares should vote with respect to the Merger or any other matter. Pursuant to an engagement letter between the Company and Goldman Sachs, the Company has agreed to pay Goldman Sachs a transaction fee of approximately $53 million, approximately $52.8 million of which is contingent upon consummation of the Merger.

Interests of Directors and Executive Officers in the Merger

(see page 47)

In considering the recommendation of the Board that you vote “FOR” the Merger Agreement Proposal (as defined in the section entitled “Questions and Answers about the Special Meeting and the Merger,” beginning on page 16), you should be aware that our directors and executive officers have interests that may be different from, or in addition to, the interests of CBIZ’s stockholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the Transactions contemplated by it, including the Merger, and in making its recommendation that the Company’s stockholders approve the Merger Agreement.

These interests are discussed in more detail in the section of this proxy statement entitled “The Merger-Interests of Directors and Executive Officers in the Merger,” beginning on page 47.

Certain Effects of the Merger

(see page 52)

At the Effective Time, each Share issued and outstanding immediately prior to the Effective Time (other than Shares owned by (i) Parent or Merger Sub or any of their respective subsidiaries, (ii) the Company as treasury stock, (iii) the Company’s direct or indirect wholly owned subsidiaries (each such Share referred to in clauses (i), (ii) and (iii), an “Excluded Share” and, collectively, the “Excluded Shares”) and (iv) holders of record and “beneficial owners” (as defined in Section 262(a) of the DGCL) who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL (such Shares, the “Dissenting Shares” and such stockholders and beneficial owners, the “Dissenting Stockholders”)) will be converted into the right to receive $55.00 in cash, without interest thereon and subject to deduction for any applicable withholding taxes (the “Merger Consideration”). For further information about the treatment of Shares or the treatment of equity awards in the Merger, see the section entitled “The Merger Agreement-Merger Consideration Received by CBIZ Stockholders,” beginning on page 64, and the section entitled “The Merger Agreement-Treatment of Outstanding Equity Awards,” beginning on page 65.

Following the completion of the Merger, Shares will no longer be traded on the New York Stock Exchange (“NYSE”) or any other public market. In addition, the registration of Shares under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be terminated.

For a further discussion of the effects of the Merger, see the section entitled “The Merger-Certain Effects of the Merger,” beginning on page 52.

Consequences if the Merger is Not Completed

(see page 53)

If the Merger Agreement Proposal does not receive the required approval from CBIZ stockholders, or if the Merger is not completed for any other reason, you will not receive the Merger Consideration from Parent or Merger Sub for your Shares. Instead, CBIZ will remain a public company and the Shares will continue to be listed and traded on NYSE.

In addition, if the Merger Agreement is terminated under specified circumstances, the Company will be required to pay to Parent the Company Termination Fee or the Go-Shop Termination Fee. The Merger Agreement also provides that Parent will be required to pay to the Company the Parent Termination Fee if the Merger Agreement is terminated due to certain reasons related to Parent’s breach or failure to close. For additional information, see the section entitled “The Merger Agreement-Termination Fees,” beginning on page 89.

Certain Financial Projections Utilized in Connection with the Merger

(see page 36)

A summary of the unaudited prospective financial information prepared by the Company’s management that was made available to Parent in connection with its evaluation of the Company, and to Goldman Sachs in connection with its analyses, is provided in the section of this proxy statement entitled “The Merger-Certain Financial Projections Utilized in Connection with the Merger,” beginning on page 36.

Material U.S. Federal Income Tax Consequences of the Merger

(see page 53)

For U.S. federal income tax purposes, the receipt of cash by (i) a U.S. Holder (as defined in the section entitled “The Merger-Material U.S. Federal Income Tax Consequences of the Merger-U.S. Holders,” beginning on page 55) in exchange for such U.S. Holder’s Shares in the Merger will result in the recognition of gain or loss in an amount equal to the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the Shares surrendered in the Merger and (ii) a Non-U.S. Holder (as defined in the section entitled “The Merger-Material U.S. Federal Income Tax Consequences of the Merger-Non-U.S. Holders,” beginning on page 56) in exchange for such Non-U.S. Holder’s Shares in the Merger generally will not be subject to tax unless such Non-U.S. Holder has certain connections to the United States or the Company is or has been a United States real property holding corporation. Stockholders should refer to the discussion under “The Merger-Material U.S. Federal Income Tax Consequences of the Merger,” beginning on page 53.

Holders should consult their own tax advisors concerning the U.S. federal income tax consequences of the Merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.

Financing of the Merger

(see page 58)

The Merger is not subject to any financing condition. Parent estimates that the total funds necessary to complete the Merger and pay the Merger Consideration will be approximately $5,235,000,000, including estimated transaction fees and expenses. Parent expects these amounts to be funded through a combination of committed debt financing and equity commitments. For more information, see the section entitled “The Merger-Financing of the Merger,” beginning on page 58.

Parent has delivered to the Company an equity commitment letter (the “Equity Commitment Letter”), dated as of July 28, 2026, by and among Parent, New Mountain Partners VII, L.P., New Mountain Partners VII Luxembourg, SCSp (together with New Mountain Partners VII, L.P., the “Equity Investors” and each, an “Equity Investor”) and Turbo Parent Partnership LP (“Turbo Parent”), pursuant to which the Equity Investors have committed, subject to the terms and conditions contained therein, to contribute, immediately prior to the Closing to Turbo Parent (the “Investor Commitment”), and Turbo Parent has committed, immediately following the consummation of the Investor Commitment, to contribute to Parent (directly, or indirectly) an aggregate amount of up to $835,000,000 in connection with the funding of the Transactions (the “Equity Financing”).

In connection with the Merger Agreement, Parent and Grant Thornton entered into a commitment letter, as amended and restated on August 25, 2026 (including all related exhibits, schedules, annexes, supplements and term sheets thereto, and as it may be amended, restated, amended and restated, supplemented or otherwise modified or waived from time to time, the “Opco Commitment Letter”), among Parent, Grant Thornton, JPMorgan Chase Bank, N.A. (“JPM”), Deutsche Bank AG New York Branch (“DBNY”), Deutsche Bank Securities Inc. (“DBSI”) and Deutsche Bank AG Cayman Islands Branch (“DBCI” and, together with DBNY and DBSI, “DB”), Bank of Montreal (“BofM”), BMO Capital Markets Corp. (“BMOCM” and, together with BofM, “BMO”), Bank of America, N.A. (“BofA”), Bank of America Securities, Inc. (or any of its designated affiliates, “BofA Securities” and, together with BofA, “Bank of America”), Royal Bank of Canada (“Royal Bank”), RBC Capital Markets, LLC (“RBCCM” and, together with Royal Bank, “RBC”), UBS AG, Stamford Branch (“UBS AG”) and UBS Securities LLC (“UBSS” and, together with UBS AG, “UBS” and, together with JPM, DB, BMO, Bank of America and RBC, collectively, the “Opco Commitment Parties”), pursuant to which the Opco Commitment Parties committed to provide senior secured financing to Parent and/or certain of its affiliates.

Separately, Parent and Turbo Global Intermediate, L.P. (“TGI”) entered into a commitment letter, dated as of July 28, 2026 (including all related exhibits, schedules, annexes, supplements and term sheets thereto, and as it may be amended, restated, amended and restated, supplemented or otherwise modified or waived from time to time, the “Holdco Commitment Letter” and, together with the Opco Commitment Letter, the “Commitment Letters”), among Parent, TGI and JPMorgan Chase Funding Inc. (the “Holdco Commitment Party”), pursuant to which the Holdco Commitment Party committed to provide senior secured financing to TGI. The commitments under the Holdco Commitment Letter are subject to reduction on a dollar-for-dollar basis to the extent Parent or TGI arranges equity or equity-like financing in lieu of all or a portion of the term facility thereunder prior to the Closing Date.

The proceeds of the facilities under the Commitment Letters are intended to be used to refinance the Company’s existing indebtedness, finance a portion of the cash Merger Consideration, make other payments payable pursuant to the Merger Agreement, and pay related fees and expenses in connection with the Transactions.

The Company and Grant Thornton have also entered into a limited guarantee, dated as of July 28, 2026 (the “Limited Guarantee”), pursuant to which Grant Thornton has provided a limited guarantee with respect to the payment of the Parent Termination Fee, as well as certain reimbursement obligations that may be owed by Parent pursuant to the Merger Agreement, in each case, subject to the terms of the Merger Agreement and the Limited Guarantee, as applicable.

Treatment of Equity Awards

(see page 65)

The Merger Agreement provides that each outstanding equity award will be treated as follows:

•

Treatment of Stock Options. Immediately prior to the Effective Time (but contingent upon the Effective Time), each then outstanding option to purchase Shares (a “Company Option”) granted under the 2019 CBIZ, Inc. Omnibus Incentive Plan (“Company Stock Plan”) will be cancelled and converted automatically into the right to receive an aggregate amount in cash equal to the product of (i) the excess (if any) of the Merger Consideration over the applicable exercise price per Share underlying such Company Option and (ii) the total number of Shares subject to such Company Option.

•

Treatment of Company Restricted Stock Units and Marcum Performance Shares. Immediately prior to the Effective Time (but contingent upon the Effective Time), (i) each then outstanding restricted stock unit granted under the Company Stock Plan (a “Company RSU”) that is vested as of immediately prior to the Effective Time and each Marcum Performance Share (as defined in the section entitled “The Merger Agreement-Merger Consideration Received by CBIZ Stockholders,” beginning on page 64) will be cancelled and converted automatically into the right to receive the Merger Consideration and (ii) each Company RSU that is unvested as of immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive an amount in cash equal to the Merger Consideration (each such right, a “Replacement RSU Award”), which Replacement RSU Award will vest and become payable, subject to the holder’s continued employment with Parent or its affiliates (including the Surviving Corporation) on the same vesting schedule as the corresponding Company RSU, subject to full acceleration of vesting and payment upon the holder’s termination without cause, death, disability, normal retirement or resignation for good reason, in each case regardless of the timing of such termination, and in accordance with the terms of the Merger Agreement.

•

Treatment of Company Performance Stock Units. Immediately prior to the Effective Time (but contingent upon the Effective Time), (i) each then outstanding performance share unit granted under the Company Stock Plan (a “Company PSU”) that is vested as of immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive an amount in cash equal to the product of (x) the Merger Consideration and (y) the number of Shares issuable in settlement of such vested Company PSU and (ii) each award of Company PSUs that is unvested as of immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive an amount in cash equal to the product of (x) the Merger Consideration and (y) the number of Shares issuable in settlement of such award of Company PSUs, determined based on achievement of target performance (each such right, a “Replacement PSU Award”), which Replacement PSU Award will vest and become payable, subject to the holder’s continued employment with Parent or its affiliates (including the Surviving Corporation) on the last day of the performance period applicable to the corresponding Company PSU, subject to full acceleration of vesting and payment upon the holder’s termination without cause, death, disability, normal retirement or resignation for good reason, in each case regardless of the timing of such termination, and in accordance with the terms of the Merger Agreement.

•	Treatment of Company Units. Immediately prior to the Effective Time (but contingent upon the Effective Time), (i) each then outstanding unit granted under the CBIZ Equity Aligned Cash Bonus

Plan (the “EACB”) (a “Company Unit”) that is vested as of immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive the Merger Consideration and (ii) each Company Unit that is unvested as of immediately prior to the Effective Time will be assumed by Parent (the “Assumed Units”) and will continue to vest, subject to the holder’s continued employment with Parent or its affiliates (including the Surviving Corporation) in accordance with the terms of the EACB and the applicable award agreement, subject to full acceleration of vesting and payment upon the holder’s termination without cause, death, disability, normal retirement or resignation for good reason, in each case regardless of the timing of such termination, and in accordance with the terms of the Merger Agreement.

•

Treatment of Company Restricted Stock. Immediately prior to the Effective Time (but contingent upon the Effective Time), (i) each then outstanding restricted Share granted under the Company Stock Plan (“Company Restricted Stock”) that is vested as of immediately prior to the Effective Time and each then outstanding share of Company Restricted Stock held by a non-employee director, whether or not vested, will be cancelled and converted automatically into the right to receive the Merger Consideration and (ii) each Share of Company Restricted Stock that is unvested as of immediately prior to the Effective Time and that is not held by a non-employee director will be cancelled and converted automatically into the right to receive an amount in cash equal to the Merger Consideration (each such right, a “Replacement Restricted Stock Award”), which Replacement Restricted Stock Award will vest and become payable, subject to the holder’s continued employment with Parent or its affiliates (including the Surviving Corporation) on the same vesting schedule as the corresponding Share of Company Restricted Stock, subject to full acceleration of vesting and payment upon the holder’s termination without cause, death, disability, normal retirement or resignation for good reason, in each case regardless of the timing of such termination, and in accordance with the terms of the Merger Agreement.

•

Treatment of the Company ESPP. Prior to the Effective Time, the Company will take all actions necessary or required under the CBIZ, Inc. 2007 Employee Stock Purchase Plan (Amended and Restated as of May 12, 2011, and as subsequently further amended) (the “Company ESPP”) and applicable laws to provide that (i) the Company ESPP will remain suspended and no new offering or purchase period will commence under the Company ESPP on or following the date of the Merger Agreement, (ii) no additional purchases will be made under the Company ESPP and (iii) contingent on the Effective Time, the Company ESPP will terminate as of the day immediately prior to the Effective Time.

Regulatory Approvals

(see page 57)

Under the Merger Agreement, completion of the Merger is conditioned on the expiration or termination of the waiting period applicable to the completion of the Merger under the HSR Act.

On August 11, 2026, the Company and Parent filed their respective notification and report forms under the HSR Act with respect to the Merger with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”), which triggered the start of the HSR Act waiting period. The HSR Act waiting period expired at 11:59 p.m. Eastern Time on September 10, 2026.

For a description of the Company’s and Parent’s respective obligations under the Merger Agreement with respect to regulatory approvals, see the section entitled “The Merger Agreement-Efforts to Complete the Merger,” beginning on page 79.

Payment of Merger Consideration

(see page 57)

Prior to the Effective Time, Parent will select, with the Company’s prior written approval (which shall not be unreasonably withheld, conditioned or delayed), a paying agent (the “Paying Agent”) to exchange the Shares for the Merger Consideration. At or prior to the Effective Time, Parent will deposit or cause to be deposited with the Paying Agent, an aggregate amount of cash in U.S. dollars comprising approximately the aggregate Merger Consideration (other than in respect of Excluded Shares and Dissenting Shares) (such aggregate amount of cash, the “Exchange Fund”). Promptly after the Effective Time (and in any event within five (5) business days after the Effective Time), Parent will cause the Paying Agent to mail to each holder of record of certificates representing Shares outstanding immediately prior to the Effective Time (other than in respect of Excluded Shares and Dissenting Shares): (i) a letter of transmittal in customary form advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration, and specifying that delivery will be effected, and risk of loss and title to the certificates will pass, only upon delivery of the certificates (or affidavits of loss in lieu of the certificates) and such other documents as may be reasonably required by the Paying Agent (including a validly issued IRS Form W-9 or applicable IRS Form W-8) and (ii) instructions for use in effecting the surrender of the certificates (or affidavits of loss in lieu of the certificates). Upon the surrender of a certificate (or affidavit of loss in lieu of the certificate) to the Paying Agent in accordance with the terms of such transmittal materials, the holder of such certificate will be entitled to receive in exchange for such certificate an amount in immediately available funds (or, if no wire transfer instructions are provided, a check, and in each case, after giving effect to any required tax withholding) equal to the cash amount that such holder is entitled to receive as the Merger Consideration, and the certificate so surrendered will be cancelled. No interest will be paid or accrued on any amount payable to holders of certificates. In the event of a transfer of ownership of Shares represented by a certificate that is not registered in the transfer records of the Company, a check for any cash to be paid upon due surrender of the certificate may be issued and/or paid to such a transferee if the certificate representing such Shares is presented to the Paying Agent, properly endorsed for transfer or otherwise in proper form for transfer, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer or other similar taxes have been paid or are not applicable.

In the event that any certificate is lost, stolen or destroyed, upon the making of an affidavit (in form and substance satisfactory to Parent and the Surviving Corporation) of that fact by the person claiming such certificate to be lost, stolen or destroyed to the Paying Agent or the Surviving Corporation, and if required by the Parent or the Surviving Corporation, the posting by such person of a bond in such reasonable amount as Parent or the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed certificate the cash that would have been issuable or payable (after giving effect to any required tax withholdings) had such lost, stolen or destroyed certificate been surrendered.

Promptly after the Effective Time (and in any event within five (5) business days after the Effective Time), Parent will cause the Paying Agent to (i) mail to each registered holder of uncertificated Shares (other than in respect of Excluded Shares and Dissenting Shares ) materials advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration and (ii) deliver the cash amount that such holder is entitled to receive in respect of its Shares (after giving effect to any required tax withholdings), without interest thereon.

After the completion of the Merger, holders of Shares will cease to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration upon the terms and subject to the conditions set forth in the Merger Agreement.

The Paying Agent will return to Parent or CBIZ, as the surviving corporation in the Merger (the “Surviving Corporation”), as selected by Parent, all funds in its possession that remain unclaimed by the stockholders of the Company at the one-year anniversary of the Effective Time. After that time, if a Company stockholder has not received payment of the Merger Consideration, such former stockholder may look only to the Parent for payment of the Merger Consideration, subject to applicable abandoned property, escheat and other similar laws.

Appraisal Rights

(see page 102)

Under Delaware law, if the Merger is completed, holders of record and “beneficial owners” (as defined in Section 262(a) of the DGCL) of Shares who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL and who comply with the procedures set forth in Section 262 of the DGCL will be entitled to appraisal rights. Shares held by record holders and beneficial owners who properly exercise appraisal rights with respect to such Shares in accordance with Section 262 of the DGCL will not be converted into the right to receive the Merger Consideration, but instead will be canceled and represent the right to receive, in lieu of receiving the Merger Consideration, a cash payment that is equal to the fair value of their Shares at the Effective Time (exclusive of any element of value arising from the accomplishment or expectation of the Merger), as determined by the Delaware Court of Chancery, together with interest, if any, as determined in accordance with Section 262 of the DGCL. The fair value of such Shares could be more than, less than or equal to the Merger Consideration. The full text of Section 262 of the DGCL may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. Failure to comply strictly with these provisions may result in the loss of the right of appraisal. For additional information, see the section entitled “Appraisal Rights,” beginning on page 102.

Additional Information

(see page 112)

You can find more information about CBIZ in the periodic reports and other information the Company files with the U.S. Securities and Exchange Commission (which we refer to as the “SEC”). The information is available at the website maintained by the SEC at www.sec.gov.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the effects of the proposed Merger and the anticipated timing of the Merger. Forward-looking statements are based on CBIZ’s management’s beliefs, as well as assumptions made by, and information currently available to, them. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “predicts,” “potential,” “expects,” “may,” “could,” “might,” “likely,” “will,” “should” and similar references to future periods, or by the inclusion of forecasts or projections. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.

Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. It is not possible to predict or identify all risk factors. Consequently, the risks and uncertainties include, but are not limited to, those discussed under the other risk factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on February 26, 2026, as amended on March 2, 2026 and August 4, 2026, and any subsequent amendments, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other subsequent filings with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction and the following, and should not be considered a complete discussion of all of our potential risks:

•

that one or more closing conditions to the proposed transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, or that the required approval by the stockholders of the Company may not be obtained;

•	the risk that the proposed transaction may not be completed on the terms or in the time frame expected by the Company and Parent, or at all;

•	unexpected costs, charges or expenses resulting from the proposed transaction;

•	uncertainty of the expected financial performance and results of operations of the combined company following completion of the proposed transaction;

•

failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of the Company and Parent, on the expected timeframe or at all;

•	the ability of the combined company to implement its business strategy;

•	difficulties and delays in the combined company achieving revenue and cost synergies;

•	inability of the combined company to retain and hire key personnel;

•	the occurrence of any event that could give rise to termination of the proposed transaction;

•

the risk that stockholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or completion of the proposed transaction or result in significant costs of defense, indemnification and liability;

•	evolving legal, regulatory and tax regimes;

•	changes in general economic, competitive, technological and/or industry-specific conditions affecting the businesses and industries in which the Company and Parent operate;

•	actions by third parties, including government agencies and rating agencies;

•

risks that any debt financing anticipated in connection with the proposed transaction is not obtained or that such financing cannot be obtained on the anticipated timing or terms or unexpected costs or expenses in connection therewith;

•

risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, partners, or other counterparties; (16) risks that any announcement relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results, and may have an adverse effect on the ability of the Company to retain and hire key personnel, retain customers and maintain relationships with business partners, suppliers and customers; and

•	the risk that the market price of the Company’s common stock may decline if the proposed transaction is not completed.

The foregoing list of factors should not be construed as exhaustive. CBIZ can give no assurance that the expectations expressed or implied in the forward-looking statements contained herein will be attained. The statements made in this proxy statement are current as of the date of this proxy statement only. CBIZ undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers are intended to briefly address some commonly asked questions regarding the Special Meeting of stockholders, the Merger Agreement and the Transactions (including the Merger). These questions and answers do not address all questions that may be important to you as a CBIZ stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the Annexes to this proxy statement and the documents referred to in and incorporated by reference into this proxy statement.

Q:	Why am I receiving this proxy statement?

A:

On July 28, 2026, CBIZ entered into the Merger Agreement with Parent and Merger Sub. A copy of the Merger Agreement is attached to this proxy statement as Annex A and is incorporated by reference herein. In order to complete the Merger, CBIZ’s stockholders must vote to adopt the Merger Agreement. You are receiving this proxy statement in connection with the solicitation of proxies by the Board in favor of the Merger Agreement Proposal.

Your vote is very important. Even if you plan to attend the Special Meeting virtually through the internet, we encourage you to submit a proxy as soon as possible.

Q:	What is the proposed Merger and what effects will it have on the Company?

A:

The proposed Merger will result in the acquisition of the Company by Parent pursuant to the Merger Agreement. If the Merger Agreement Proposal is approved by CBIZ’s stockholders and the other closing conditions under the Merger Agreement are satisfied or waived, Merger Sub will merge with and into the Company, with the Company becoming a wholly owned subsidiary of Parent. As a result of the Merger, the Company will cease to be a public company and you will cease to hold Shares. In addition, following the Merger, the Shares will be delisted from NYSE and deregistered under the Exchange Act, and CBIZ will no longer be required to file periodic reports, current reports and proxy and information statements with the SEC.

Q:	As a stockholder, what will I receive in the Merger?

A:

If the Merger is completed, you will be entitled to receive $55.00 in cash, without interest, for each Share (other than any Excluded Shares) that you own as of immediately prior to the Effective Time. For further information, see the section entitled “The Merger Agreement-Merger Consideration Received by CBIZ Stockholders,” beginning on page 64.

Q:	Will I continue to receive dividends on Shares that I held prior to Closing?

A:	The terms of the Merger Agreement prohibit CBIZ from paying or declaring any further dividends, including regular quarterly dividends.

Q:	What are the material U.S. federal income tax consequences of the Merger?

A:

If you are a U.S. Holder (as defined in the section entitled “The Merger-Material U.S. Federal Income Tax Consequences of the Merger-U.S. Holders,” beginning on page 55), the exchange of Shares for cash pursuant to the Merger will require you to recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash you received pursuant to the Merger and your adjusted tax basis in the Shares surrendered pursuant to the Merger.

If you are a Non-U.S. Holder (as defined in the section entitled “The Merger-Material U.S. Federal Income Tax Consequences of the Merger-Non-U.S. Holders,” beginning on page 56), the exchange of Shares for cash pursuant to the Merger generally will not be subject to U.S. federal income tax unless you have certain connections to the United States or the Company is or has been a United States real property holding corporation.

You should consult your own tax advisor to determine the U.S. federal income tax consequences of the Merger to you in light of your own particular circumstances and any consequences arising under the laws of any state, local, or non-U.S. taxing jurisdiction. A more complete description of certain U.S. federal income tax consequences of the Merger is provided in the section entitled “The Merger-Material U.S. Federal Income Tax Consequences of the Merger,” beginning on page 53.

Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences of the Merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.

Q:	What will happen to outstanding CBIZ equity compensation awards in the Merger?

A:	For information regarding the treatment of outstanding CBIZ equity awards, see the section entitled “The Merger Agreement-Treatment of Outstanding Equity Awards,” beginning on page 65.

Q:	What will happen to the Company ESPP?

A:	For information regarding the treatment of the Company ESPP, see the section entitled “The Merger Agreement-Treatment of Outstanding Equity Awards,” beginning on page 65.

Q:	When and where will the Special Meeting be held?

A:

The Special Meeting will be held via live webcast on October 27, 2026, at 8:00 a.m., Eastern Time. To participate in the Special Meeting virtually through the internet, please visit www.virtualshareholdermeeting.com/CBZ2026SM. You will need the 16-digit control number shown on your proxy card or voting instructions form to vote during the meeting. If you are a stockholder and you do not have your 16-digit control number, you will only be able to listen to the Special Meeting. If you cannot locate your 16-digit control number, stockholders who hold their Shares in “street name” should contact their bank, broker or other nominee (preferably at least five days before the Special Meeting) and obtain their 16-digit control number. We encourage you to allow ample time for online check-in, which will open at 7:45 a.m., Eastern Time. Please note that you will not be able to attend the Special Meeting in person.

Q:	Who is entitled to vote at the Special Meeting?

A:

Only holders of Shares of record as of the close of business on September 16, 2026, the Record Date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting. You will be entitled to one vote on each of the proposals presented in this proxy statement for each Share that you own as of the close of business on the Record Date.

Q:	What is the difference between being a “holder of record” and a “beneficial owner” of Shares held in “street name”?

A:

If, on the Record Date, your Shares are registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those Shares, the stockholder of record. If your Shares are held by a bank, broker, trust or other nominee, you are considered the beneficial owner of Shares held in “street name.”

Q:	What proposals will be considered at the Special Meeting?

A:	At the Special Meeting, you will be asked to consider and vote on:

•

a proposal to adopt the Merger Agreement, a copy of which is attached as Annex A to this proxy statement, pursuant to which Merger Sub will be merged with and into the Company with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger Agreement Proposal”);

•

a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Transactions, including the Merger (the “Merger-Related Compensation Proposal”), as discussed in the section entitled “The Merger-Interests of Directors and Executive Officers in the Merger,” beginning on page 47; and

•

a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate to ensure that any necessary supplement or amendment to this proxy statement is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the Special Meeting to approve such proposal (the “Adjournment Proposal”).

You should read the section of this proxy statement entitled “The Merger-Reasons for the Merger,” beginning on page 31, for a discussion of the factors that the Board considered in deciding to recommend the approval of the Merger Agreement. See also the section entitled “The Merger-Interests of Directors and Executive Officers in the Merger,” beginning on page 47.

Q:	What vote is required to approve each of the proposals?

A:

The approval of the Merger Agreement Proposal requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote on such matter as of the Record Date. Abstentions and failures to vote will have the same effect, assuming a quorum is present, as a vote “AGAINST” the Merger Agreement Proposal.

The approval of the Merger-Related Compensation Proposal requires the affirmative vote of the holders of a majority in voting power of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter. Failures to vote will have no effect on approval of the Merger-Related Compensation Proposal, assuming a quorum is present; however, abstentions from voting will have the same effect as a vote “AGAINST” the Merger-Related Compensation Proposal.

The approval of the Adjournment Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter. Failures to vote will have no effect on approval of the Adjournment Proposal, assuming a quorum is present; however, abstentions from voting will have the same effect as a vote “AGAINST” the Adjournment Proposal.

Q:	How does the Board recommend that I vote on the proposals?

A:

The Merger Agreement and the consummation of the Transactions, including the Merger, have been unanimously approved and declared advisable by the Board. The Board recommends a vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.

For a discussion of the material factors considered by the Board in reaching its conclusions, see the section entitled “The Merger-Reasons for the Merger,” beginning on page 31. In addition, in considering the recommendation of the Board with respect to the Merger Agreement, you should be aware that our directors and executive officers have interests that may be different from, or in addition to, the interests of CBIZ stockholders generally. See the section entitled “The Merger-Interests of Directors and Executive Officers in the Merger,” beginning on page 47.

Q:	Do I need to attend the Special Meeting?

A:

No. It is not necessary for you to attend the Special Meeting in order to vote your Shares. If you are a holder of Shares as of the Record Date, you may vote by mail, by telephone or through the internet, as described in more detail below. If you are a “street name” holder of Shares, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee for your Shares to be voted at the Special Meeting, as described in more detail below.

Q:	How many Shares need to be represented at the Special Meeting?

A:

The presence at the Special Meeting, by attendance via the virtual meeting website or by proxy, of the holders of a majority of the Shares entitled to vote on each matter that is to be voted on at the meeting constitutes a quorum for the purpose of considering the proposals. A quorum is the minimum number of Shares required to be present at the Special Meeting for the meeting to be properly held under our bylaws and the DGCL.

As of September 16, 2026, there were 54,940,482 Shares outstanding. If you are a holder of Shares as of the Record Date and you submit a proxy to vote your Shares by mail, by telephone, through the internet or you attend the Special Meeting via the virtual meeting website, you will be considered part of the quorum. If you are a “street name” holder of Shares and you provide your bank, broker, trust or other nominee with voting instructions, then your Shares will be counted in determining the presence of a quorum. If you are a “street name” holder of Shares and you do not provide your bank, broker, trust or other nominee with voting instructions, then your Shares will not be counted in determining the presence of a quorum.

All Shares held by stockholders as of the Record Date that attend the Special Meeting via the virtual meeting website, or are represented by proxy, and entitled to vote at the Special Meeting, regardless of how such Shares are voted or whether such stockholders have indicated on their proxy that they are abstaining from voting, will be counted in determining the presence of a quorum. If a quorum is not present at the Special Meeting, then the Company may seek to adjourn the Special Meeting.

Q:

Why am I being asked to consider and cast a non-binding advisory vote to approve the compensation that may be paid or become payable to CBIZ’s named executive officers that is based on or otherwise relates to the Merger?

A:

In July 2010, the SEC adopted rules that require companies to seek a non-binding advisory vote to approve certain compensation that may be paid or become payable to their named executive officers that is based on or otherwise relates to corporate transactions such as the Merger. In accordance with the rules promulgated under Section 14A of the Exchange Act, CBIZ is providing its holders of Shares as of the Record Date with the opportunity to cast a non-binding advisory vote on compensation that may be paid or become payable to CBIZ’s named executive officers in connection with the Merger. For additional information, see the section entitled “Proposal 2: Merger-Related Compensation Proposal,” beginning on page 100.

Q:	What will happen if CBIZ stockholders do not approve the Merger-Related Compensation Proposal?

A:

The vote to approve the Merger-Related Compensation Proposal is a vote separate and apart from the vote to adopt the Merger Agreement. Approval of the Merger-Related Compensation Proposal is not a condition to completion of the Merger, and it is advisory in nature only, meaning that it will not be binding on CBIZ or Parent or any of their respective subsidiaries. Accordingly, if the Merger Agreement is adopted by CBIZ’s stockholders and the Merger is completed, the compensation that is based on or otherwise relates to the Merger will be payable to our named executive officers even if this proposal is not approved.

Q:	What do I need to do now? How many votes do I have?

A:

After carefully reading and considering the information contained in this proxy statement and the Annexes attached to this proxy statement, please vote your Shares in one of the ways described below as soon as possible. You will be entitled to one vote for each Share that you owned at the close of business on September 16, 2026, the Record Date.

Q:	How do I vote if I am a stockholder of record?

A:	You may vote by:

•	submitting your proxy by completing, signing and dating each proxy card you receive and returning it by mail in the enclosed prepaid envelope;

•	submitting your proxy by using the telephone number printed on each proxy card you receive;

•	submitting your proxy through the internet voting instructions printed on each proxy card you receive; or

•

casting your vote at the Special Meeting. Any holder of Shares as of the Record Date can virtually attend the Special Meeting by visiting www.virtualshareholdermeeting.com/CBZ2026SM. You will need the 16-digit control number shown on your proxy card or voting instructions form to vote during the meeting. If you are a stockholder and you do not have your 16-digit control number, you will only be able to listen to the Special Meeting. If you cannot locate your 16-digit control number, stockholders who hold their Shares in “street name” should contact their bank, broker or other nominee (preferably at least five days before the Special Meeting) and obtain their 16-digit control number. We encourage you to allow ample time for online check-in, which will open at 7:45 a.m., Eastern Time. Please note that you will not be able to attend the Special Meeting in person.

Submitting your proxy by mail, by telephone or through the internet will not prevent you from casting your vote at the Special Meeting via the virtual meeting website. You are encouraged to submit a proxy by mail, by telephone or through the internet even if you plan to attend the Special Meeting via the virtual meeting website to ensure that your Shares are represented at the Special Meeting.

If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your Shares will be voted “FOR” the Merger Agreement Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal.

Q:	What is the deadline for voting my Shares?

A:	If you are submitting your proxy by telephone or through the internet, your voting instructions must be received by 11:59 p.m., Eastern Time on October 26, 2026, the day before the Special Meeting.

If your Shares were purchased through the Company ESPP and are held through your account with Computershare Trust Company, N.A., you must vote such Shares by 11:59 p.m., Eastern Time on October 26, 2026, the day before the Special Meeting.

If you choose to submit your proxy by mailing a proxy card, your proxy card must be completed, signed, dated and returned in the enclosed postage-paid reply envelope or otherwise filed with our Corporate Secretary no later than 11:59 p.m., Eastern Time on October 26, 2026, the day before the Special Meeting. You may also attend the Special Meeting virtually through the internet. If you are a beneficial owner, please review the voting instructions provided by your bank, broker, trust or other nominee for information on the deadline for voting your Shares.

Q:	If my Shares are held for me by a bank, broker, trust or other nominee, will my bank, broker, trust or other nominee vote those Shares for me with respect to the proposals?

A:

If you wish to vote by proxy and your Shares are held by a bank, broker, trust or other nominee, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee for your Shares to be voted at the Special Meeting. Your bank, broker, trust or other nominee will NOT be able to vote your Shares on the proposals unless you have properly instructed your bank, broker, trust or other nominee on how to vote your Shares. You may be able to submit voting instructions by telephone or through the internet if your bank, broker, trust or other nominee offers these options. If you wish to vote by attending the Special Meeting via the virtual meeting website and your Shares are held in “street name,” you will need a 16-digit control number to vote during the Special Meeting. If you cannot locate your 16-digit control number, stockholders who hold their Shares in “street name” should contact their bank, broker or other nominee (preferably at least five days before the Special Meeting) and obtain their 16-digit control number.

Q:	What if I fail to instruct my bank, broker, trust or other nominee how to vote?

A:

Your bank, broker, trust or other nominee will NOT be able to vote your Shares on the proposals unless you have properly instructed your bank, broker, trust or other nominee on how to vote your Shares. Because the Merger Agreement Proposal requires the affirmative vote of holders of a majority of the outstanding Shares entitled to vote on such matter as of the Record Date, the failure to provide your bank, broker, trust or other nominee with voting instructions will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. Furthermore, your Shares will not be included in the calculation of the number of Shares present at the Special Meeting for purposes of determining whether a quorum is present.

Q:	May I change my vote after I have mailed my proxy card or after I have submitted my proxy by telephone or through the internet?

A:

Yes. You may revoke your proxy or change your vote at any time before it is voted at the Special Meeting. You may revoke your proxy by delivering a signed written notice of revocation stating that the proxy is revoked and bearing a date later than the date of the proxy delivered to Jaileah X. Huddleston, Corporate Secretary, CBIZ, Inc., 5959 Rockside Woods Blvd. N., Suite 600, Independence, Ohio 44131. You may also revoke your proxy or change your vote by submitting another proxy by telephone or through the internet in accordance with the instructions on the enclosed proxy card. You may also submit a later-dated proxy card relating to the same Shares. If you voted by completing, signing, dating and returning the enclosed proxy card, you should retain a copy of the 16-digit control number found on the proxy card in the event that you later decide to revoke your proxy or change your vote by telephone or through the internet. Alternatively, your proxy may be revoked or changed by attending the Special Meeting via the virtual meeting website and voting at the meeting. However, simply attending the Special Meeting without voting will not revoke or change your proxy. “Street name” holders of Shares should contact their bank, broker, trust or other nominee to obtain instructions as to how to revoke or change their proxies.

If you have instructed a bank, broker, trust or other nominee to vote your Shares, you must follow the instructions received from your bank, broker, trust or other nominee to change your vote.

All properly submitted proxies received by us before the Special Meeting that are not revoked or changed prior to being exercised at the Special Meeting will be voted at the Special Meeting in accordance with the instructions indicated on the proxies or, if no instructions were provided, “FOR” each of the proposals.

Q:	What does it mean if I receive more than one proxy card?

A:

If you receive more than one proxy card, it means that you hold Shares that are registered in more than one account. For example, if you own your Shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those Shares because they are held in a different form of record ownership. Therefore, to ensure that all of your Shares are voted, you will need to submit your proxies by mailing in each proxy card you receive or by telephone or through the internet by using the different 16-digit control number(s) on each proxy card.

Q:	What is householding and how does it affect me?

A:

The SEC permits companies to send a single set of certain disclosure documents to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. This householding process reduces the volume of duplicate information and reduces printing and mailing expenses. If your family has multiple accounts holding Shares, you may have already received a householding notification. For additional information, see the section entitled “Householding of Proxy Material,” beginning on page 111.

Q:	What happens if I sell my Shares before the Special Meeting?

A:

The Record Date for the Special Meeting is earlier than the expected date of completion of the Merger. If you hold Shares as of the close of business on the Record Date but transfer your Shares prior to the Special Meeting, you will retain your right to vote at the Special Meeting, but the right to receive the Merger Consideration will pass to the person who holds your Shares as of immediately prior to the Effective Time.

Q:	May I exercise dissenters’ rights or rights of appraisal in connection with the Merger?

A:

Yes. In order to exercise your appraisal rights, you must make a proper demand for appraisal of your Shares in accordance with Section 262 of the DGCL and otherwise comply with all applicable provisions Section 262 of the DGCL. Under Delaware law, holders of record and “beneficial owners” (as defined in Section 262(a) of the DGCL) of Shares who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL will have the right to seek appraisal of the fair value of their Shares as determined by the Delaware Court of Chancery if the Merger is completed. Appraisal rights only will be available to these holders of record and beneficial owners if a proper written demand for appraisal is delivered to CBIZ prior to the vote on the Merger Agreement Proposal at the Special Meeting and they otherwise comply with the procedures and requirements set forth in Section 262 of the DGCL, the full text of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. For additional information, see the section entitled “Appraisal Rights,” beginning on page 102.

Q:	If I hold my Shares in certificated form, should I send in my stock certificates now?

A:

No. Shortly after the Merger is completed, you will be sent a letter of transmittal that includes detailed written instructions on how to return your stock certificates. You must return your stock certificates in accordance with such instructions in order to receive the Merger Consideration. PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATE(S) NOW.

Q:	When is the Merger expected to be completed?

A:

We and Parent are working toward completing the Merger as quickly as possible. We currently anticipate that the Merger will be completed during the fourth quarter of 2026, but we cannot be certain when or if the conditions to the Merger will be satisfied or, to the extent permitted, waived. The Merger cannot be completed until the conditions to closing are satisfied (or, to the extent permitted, waived), including the adoption of the Merger Agreement by CBIZ’s stockholders. For additional information, see the section entitled “The Merger Agreement-Conditions to the Merger,” beginning on page 86.

Q:	What happens if the Merger is not completed?

A:

If the Merger Agreement Proposal is not approved by the holders of a majority of the outstanding Shares entitled to vote on such matter as of the Record Date or if the Merger is not completed for any other reason, you will not receive any consideration from Parent or Merger Sub for your Shares. Instead, CBIZ will remain a public company, and the Shares will continue to be registered under the Exchange Act and listed and traded on NYSE. We expect that our management will operate our business in a manner similar to that in which it is being operated today and that holders of Shares will continue to be subject to the same risks and opportunities to which they are currently subject with respect to their ownership of the Shares.

In addition, if the Merger Agreement is terminated under specified circumstances, the Company will be required to pay to Parent the Company Termination Fee or a Go-Shop Termination Fee, as applicable. The Merger Agreement also provides that Parent will be required to pay to the Company the Parent Termination Fee if the Merger Agreement is terminated due to certain reasons related to Parent’s breach or failure to close. For additional information, see the section entitled “The Merger Agreement-Termination Fees,” beginning on page 89.

For additional information, see the section entitled “The Merger-Consequences if the Merger is Not Completed,” beginning on page 53.

Q:	Where can I find the voting results of the Special Meeting?

A:

The Company will publish final voting results from the Special Meeting in a Current Report on Form 8-K to be filed with the SEC following the Special Meeting. For more information, please see the section entitled “Where You Can Find More Information,” beginning on page 112.

Q:	Are there any requirements if I plan on attending the Special Meeting?

A:

The Special Meeting will be held via live webcast only. Any holder of Shares as of the Record Date can virtually attend the Special Meeting by visiting www.virtualshareholdermeeting.com/CBZ2026SM. You will need the 16-digit control number shown on your proxy card or voting instructions form to vote during the meeting. If you are a stockholder and you do not have your 16-digit control number, you will only be able to listen to the Special Meeting. If you cannot locate your 16-digit control number, stockholders who hold their Shares in “street name” should contact their bank, broker or other nominee (preferably at least five days before the Special Meeting) and obtain their 16-digit control number. We encourage you to allow ample time for online check-in, which will open at 7:45 a.m., Eastern Time. Please note that you will not be able to attend the Special Meeting in person.

Q:	Where can I find more information about CBIZ?

A:

CBIZ files periodic reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at www.sec.gov. For a more detailed description of the information available, see the section entitled “Where You Can Find More Information,” beginning on page 112.

Q:	Who can help answer my questions?

A:

For additional questions about the Merger, assistance in submitting proxies or voting Shares, or additional copies of this proxy statement or the enclosed proxy card, please contact our proxy solicitor:

Innisfree M&A Incorporated

500 Fifth Avenue, 21st Floor

New York, New York 10110

Stockholders, please call toll free: +1 (877) 750-0637 (U.S. and Canada)

                  +1 (412) 232-3651 (all other countries)

Banks and Brokers may call: +1 (212) 750-5833 (collect)

If your Shares are held for you by a bank, broker, trust or other nominee, you should also call your bank, broker, trust or other nominee for additional information.

THE MERGER

Overview

CBIZ is seeking the adoption by its stockholders of the Merger Agreement. Under the terms of the Merger Agreement, subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into CBIZ. CBIZ will survive the Merger as a wholly owned subsidiary of Parent. The Board has approved the Merger Agreement and unanimously recommends that CBIZ stockholders vote “FOR” the Merger Agreement Proposal.

At the Effective Time, each Share that is issued and outstanding immediately prior to the Effective Time (other than in respect of Excluded Shares and Dissenting Shares), will be cancelled, will cease to exist and will be automatically converted into the right to receive $55.00 in cash, without interest thereon and subject to deduction for any applicable withholding taxes.

Following the completion of the Merger, CBIZ will cease to be a publicly traded company and will become a direct, wholly owned subsidiary of Parent.

Background of the Merger

The following is a summary of the principal events, meetings, negotiations, and actions that led to the execution and public announcement of the Merger Agreement. This summary does not purport to catalogue every interaction among the Company, the Board, the Company’s management or advisors, Grant Thornton or other parties or their respective advisors or representatives, but is instead a summary of material developments over the course of such discussions and negotiations.

The Board, together with representatives of the Company’s management and with the assistance of the Company’s advisors, regularly reviews and discusses the Company’s strategic direction, financial performance and business plans with a view towards strengthening the Company’s business and identifying opportunities to increase stockholder value, taking into account financial, industry, competitive and other considerations.

From time to time, as part of this periodic review and assessment, and prior to the Company’s entry into the Merger Agreement, the Board and the Company’s management considered potential strategic alternatives, including strategic acquisitions and divestitures and capital allocation strategies, and engaged in business development and strategic discussions with other participants in the industry in which the Company operates to potentially complement and expand the Company’s existing business and operations. As part of this review and assessment, representatives of the Company’s management have conducted introductory meetings with certain parties who expressed interest in meeting with the Company, and received inbound inquiries related to potential transactions involving the Company. In the past two years, none of these prior discussions progressed beyond preliminary phases, other than as described below.

As part of this periodic review and assessment, the Board designated Mr. Rick Burdick, Chair of the Board, and Mr. A. Haag Sherman, an independent member of the Board, to serve as the Board’s primary points of contact with respect to any proposals or other matters relating to potential strategic alternatives, including strategic acquisitions and divestitures and capital allocation strategies, and to facilitate the Board’s consideration of any such matters.

In March 2026, the Board contacted Goldman Sachs & Co. LLC (“Goldman Sachs”) to assist the Company in connection with, among other things, providing general financial advisory services with respect to the development of a preliminary view on the Company’s valuation and potential strategic alternatives, if any, that may be available to the Company. On May 1, 2026, the Company entered into an engagement letter with Goldman Sachs formalizing the engagement of Goldman Sachs as its financial advisor with respect to a review of strategic alternatives. Further, on June 25, 2026, the Company entered into another engagement letter with

Goldman Sachs formalizing the engagement of Goldman Sachs to act as the Company’s financial advisor to, among other things, assist the Company in evaluating strategic alternatives for the Company, including specifically a possible sale of the Company, such as the Transaction. The Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction. As part of its engagement, Goldman Sachs delivered a customary relationship disclosure letter to the Board, which the Board concluded did not present any conflict that would impact the ability of Goldman Sachs to act as a financial advisor to the Company in connection with the Transaction.

On March 20, 2026, a representative of Grant Thornton contacted Mr. Jerry Grisko, Chief Executive Officer of the Company, regarding Grant Thornton’s potential interest in acquiring all of the outstanding Shares of the Company. No Share consideration proposals were discussed during the conversation. Later that day, Mr. Grisko informed Mr. Burdick about such communication.

On April 13, 2026, Grant Thornton, together with its lead shareholder New Mountain Capital, L.L.C. (“New Mountain”), submitted a non-binding indication of interest to acquire all of the outstanding Shares, including all Shares issuable pursuant to the Marcum Agreement (the “Marcum Transaction”), for $47.00 to $50.00 per Share in cash (the “April 13 Indication of Interest”), which the April 13 Indication of Interest stated was an approximately 74% to 85% premium to the Company’s closing Share price of $27.03 on April 10, 2026, and an approximately 77% to 88% premium to the volume weighted average price of $26.61 for the Shares for the last 30 trading day period ending April 10, 2026, the last business day prior to the date of such indication of interest. The April 13 Indication of Interest stated that it was based on publicly available information about the Company and was subject to Grant Thornton’s further due diligence. The April 13 Indication of Interest (and all later revised indications of interest) stated that Grant Thornton, at the appropriate time, would welcome an opportunity to discuss the topic of certain stockholders reinvesting in Grant Thornton; however, no such discussions were had with any Company stockholder prior to the execution and announcement of the Merger Agreement. Neither the April 13 Indication of Interest, nor any later indication of interest from Grant Thornton and New Mountain, included any discussion with respect to post-closing employment arrangements or the participation in the equity of Parent for any members of the Board or the Company’s executive officers. The April 13 Indication of Interest (and all later indications of interest from Grant Thornton and New Mountain) also (1) included a “highly confident” letter regarding Grant Thornton’s ability to obtain the debt financing commitments necessary to finance the Transaction and (2) requested that the Company enter into an exclusivity agreement with Grant Thornton.

On April 16, 2026, Messrs. Burdick and Sherman held a meeting with members of the Company’s management, representatives of Goldman Sachs and representatives of Weil, Gotshal & Manges LLP (“Weil”), legal counsel to the Company. Mr. Grisko advised Messrs. Burdick and Sherman that the Company had received the April 13 Indication of Interest from Grant Thornton. Representatives of Goldman Sachs provided Messrs. Burdick and Sherman with an overview of the key terms of the April 13 Indication of Interest. Then, Messrs. Burdick and Sherman and representatives of Goldman Sachs discussed certain preliminary financial considerations with respect to the April 13 Indication of Interest and other strategic alternatives that might be available to the Company. Following discussion, Messrs. Burdick and Sherman instructed the Company’s management to conduct further analyses, with the assistance of its advisors, in order to assist the Board in reviewing and determining a course of action in connection with the April 13 Indication of Interest. Further, Messrs. Burdick and Sherman instructed Mr. Grisko to convey to Grant Thornton that the Board would evaluate the April 13 Indication of Interest and consider it at its next scheduled meeting in May. Promptly following the meeting, Mr. Grisko contacted a representative of Grant Thornton and informed them of the foregoing decision. In addition, following such meeting, the other members of the Board were made aware of the April 13 Indication of Interest and that such April 13 Indication of Interest would be discussed at the Board’s next meeting.

On May 13, 2026, the Board held a regularly scheduled meeting, attended by members of the Company’s management and representatives of Goldman Sachs and Weil, at which, among other things, Mr. Grisko advised the Board that the Company had received the April 13 Indication of Interest from Grant Thornton. The representatives of Goldman Sachs reviewed with the Board the terms of the April 13 Indication of Interest, certain preliminary financial analyses of the Company and an illustrative analysis of the premiums and EBITDA multiples implied by the April 13 Indication of Interest. The representatives of Goldman Sachs further discussed with the Board potential strategic alternatives to the proposed transaction with Grant Thornton, including divestiture alternatives. Following discussion, the Board determined that based on the Company’s prospects and financial performance and the preliminary analyses presented by the Company’s management and its advisors, it was in the best interests of the Company and its stockholders not to accept the April 13 Indication of Interest, as it did not represent sufficient value to the Company’s stockholders, and directed the Company’s management and its advisors to convey such determination to Grant Thornton and New Mountain. The Board also instructed members of the Company’s management to work with Goldman Sachs to continue discussions with Grant Thornton to see if Grant Thornton would submit a higher value indication of interest.

On May 15, 2026, at the direction of the Board, a representative of Goldman Sachs contacted representatives of Grant Thornton and New Mountain (such representatives, the “Parent Representatives”), to convey the Board’s determination.

During the period beginning May 15, 2026 through May 18, 2026, at the direction of the Board, representatives of Goldman Sachs and the Parent Representatives engaged in further discussions with respect to the April 13 Indication of Interest.

On May 19, 2026, Grant Thornton and New Mountain submitted an updated non-binding indication of interest to acquire all of the outstanding Shares, including all Shares issuable pursuant to the Marcum Transaction, for $51.00 to $52.50 per Share in cash (the “May 19 Indication of Interest”), which the May 19 Indication of Interest stated was an approximately 65% to 70% premium to the Company’s closing Share price of $30.87 on May 18, 2026, and an approximately 76% to 81% premium to the volume weighted average price of $29.01 for the Shares for the last 60 trading day period ending May 18, 2026, the last business day prior to the date of such indication of interest. The May 19 Indication of Interest stated that it was based on publicly available information about the Company and was subject to Grant Thornton’s further due diligence.

On May 26, 2026, the Board held a special meeting, attended by members of the Company’s management and representatives of Goldman Sachs and Weil, at which, among other things, representatives of Goldman Sachs reviewed with the Board the terms of the May 19 Indication of Interest, and how such terms compared to the terms of the April 13 Indication of Interest. Representatives of Goldman Sachs also provided an illustrative analysis of the premiums and EBITDA multiples implied by the May 19 Indication of Interest. Following discussion, the Board determined that based on the Company’s prospects and financial performance and the preliminary analyses presented by the Company’s management and its advisors, it was in the best interests of the Company and its stockholders not to accept the May 19 Indication of Interest, as it did not represent sufficient value to the Company’s stockholders, and directed the Company’s management and advisors to convey such determination to the Parent Representatives. The Board also instructed members of the Company’s management to continue to work with Goldman Sachs on further discussions with Grant Thornton to see if Grant Thornton would submit a higher value indication of interest.

On May 27, 2026, at the direction of the Board, a representative of Goldman Sachs contacted the Parent Representatives to convey the Board’s determination.

On May 29, 2026, Grant Thornton and New Mountain submitted a further updated non-binding indication of interest to acquire all of the outstanding Shares, including all Shares issuable pursuant to the Marcum Transaction, for $54.30 per Share in cash (the “May 29 Indication of Interest”), which the May 29 Indication of Interest stated was an approximately 68% premium to the Company’s closing Share price of $32.32 on May 28, 2026, and an approximately 81% premium to the volume weighted average price of $30.04 for the Shares for the last 60 trading day period ending May 28, 2026, the last business day prior to the date of such indication of interest. The May 29 Indication of Interest stated that it was based on publicly available information about the Company and was subject to Grant Thornton’s further due diligence. Grant Thornton and New Mountain indicated that the consideration of $54.30 per Share in cash in the May 29 Indication of Interest was Grant Thornton’s best offer following discussions with the Company and its advisors.

On June 1, 2026, the Board held a special meeting, attended by members of the Company’s management and representatives of Goldman Sachs and Weil, at which, among other things, representatives of Goldman Sachs reviewed with the Board the terms of the May 29 Indication of Interest, and how such terms compared to the terms of the May 19 Indication of Interest, and noted to the Board that Grant Thornton and New Mountain indicated that the consideration of $54.30 per Share in cash in the May 29 Indication of Interest was Grant Thornton’s best offer following discussions with the Company and its advisors. The representatives of Goldman Sachs also provided an illustrative analysis of the premiums and EBITDA multiples implied by the May 29 Indication of Interest. The Board discussed with the Company’s management and its advisors the May 29 Indication of Interest, including, among other things, the risks and benefits of the offer price relative to the Company’s then-current and potential future trading price. The Board and its advisors also discussed various strategic alternatives to the proposed transaction with Grant Thornton that might be available to the Company, including divestiture alternatives, and strategies for a response to Grant Thornton. As part of this discussion, the Board considered whether it would be prudent to contact other third parties to determine whether there was any interest in a transaction with the Company. The representatives of Goldman Sachs advised the Board that, as part of the transaction with Grant Thornton the Company could consider including a “go shop” provision, which would enable the Company to solicit alternative acquisition proposals if a transaction with Grant Thornton was announced. The Board also discussed with Goldman Sachs and Weil the benefits and risks, including potential disruption to the Company’s business, of soliciting alternative proposals before announcing a transaction with Grant Thornton. Following discussion, the Board determined that based on the Company’s prospects and financial performance and the preliminary analyses presented by the Company’s management and its advisors, it was in the best interests of the Company and its stockholders to reject the May 29 Indication of Interest, as it was not in the best interest of the Company’s stockholders. The Board instructed members of the Company’s management to continue to work with Goldman Sachs to seek to enhance Grant Thornton’s indication of interest to $56.00 per Share and directed the Company’s management and its advisors to convey that message to the Parent Representatives. The Board further determined that it would be willing to engage in discussions with, and provide due diligence to, Grant Thornton regarding a potential transaction, if Grant Thornton increased its proposed consideration to at least $55.00 per Share (but, in any event, would not be amenable to entering into an exclusivity arrangement with Grant Thornton).

On June 3, 2026, at the direction of the Board, a representative of Goldman Sachs contacted the Parent Representatives to convey the Board’s determination, including with respect to increasing the proposed consideration to $56.00 per Share, which the Parent Representatives indicated that they would consider and inquired if the Company could provide the Parent Representatives with additional new information justifying the change in the per Share consideration.

In the following days, members of the Company’s management and representatives of Goldman Sachs provided Parent and the Parent Representatives with additional information on the number of outstanding Shares and the Company’s outstanding indebtedness and indebtedness-like items.

On June 8, 2026, upon considering the new information provided, Grant Thornton and New Mountain submitted an updated non-binding indication of interest to acquire all of the outstanding Shares, including all Shares issuable pursuant to the Marcum Transaction, for $55.00 per Share in cash (the “June 8 Indication of Interest”), which the June 8 Indication of Interest stated was an approximately 62% premium to the Company’s closing Share price of $33.93 on June 5, 2026, and an approximately 79% premium to the volume weighted average price of $30.76 for the Shares for the last 60 trading day period ending June 5, 2026, the last business day prior to the date of such indication of interest. The June 8 Indication of Interest stated that it was based on publicly available information about the Company and was subject to Grant Thornton’s further due diligence. The June 8 Indication of Interest also indicated that the consideration of $55.00 per Share in cash was Grant Thornton’s best and final non-binding indication of interest.

Following receipt of the June 8 Indication of Interest and based on the Board’s determination at the June 1, 2026 Board meeting, Mr. Grisko authorized the Company’s advisors to negotiate a confidentiality agreement with Grant Thornton in order to facilitate the exchange of non-public information.

On June 10, 2026, at the direction of the Board, representatives of Goldman Sachs contacted the Parent Representatives to inform the Parent Representatives that based on the June 8 Indication of Interest, the Board had authorized discussions and diligence to commence.

On June 17, 2026, the Company entered into a confidentiality agreement with Grant Thornton, which included a standstill provision with a customary “don’t ask, don’t waive” provision, which barred Grant Thornton from publicly requesting an amendment or waiver of the standstill obligations, but permitted confidential requests for such amendments or waivers if they would not reasonably be expected to require public disclosure, and a “fall away” provision providing that the standstill obligations would terminate following, among other things, the Company entering into a definitive agreement providing for a change of control.

During the period beginning June 17, 2026 through July 28, 2026, the Company, Grant Thornton and New Mountain engaged in a due diligence process as part of which the Company shared via a virtual data room certain non-public information regarding the Company with Grant Thornton, New Mountain and their respective representatives to assist with Grant Thornton’s evaluation and review of a potential transaction. During this process, the Company’s management team and representatives of Weil and Goldman Sachs and representatives of Grant Thornton, Simpson Thacher & Bartlett LLP (“Simpson Thacher”), legal counsel to Grant Thornton, and Deutsche Bank Securities Inc., financial advisor to Grant Thornton, held numerous due diligence meetings on various subject areas, including finance, strategy, AI, SG&A, human resources, benefits and insurance, information technology and cyber security, tax, insurance, corporate and legal. Also, during this period, representatives of the Company, Grant Thornton and their respective advisors, had various telephone conferences and meetings to discuss the potential transaction. The Company’s management team periodically provided updates to members of the Board regarding the potential transaction with Grant Thornton.

In connection with its review and assessment of strategic alternatives, the Company had been evaluating its existing change in control severance program in order to ensure such program was aligned with market practices as it relates to retention. On June 26, 2026, Mr. Grisko discussed with Ms. Gina D. France, Chair of the Compensation and Human Capital Committee, and Mr. Burdick that the existing change in control severance program of the Company contained off-market provisions and raised for their consideration the possibility of revisions to the change in control plan as well as potentially providing for additional retention incentive awards and transaction-related bonuses to members of management and key employees of the Company, in order to ensure retention during the periods both following an announcement of a strategic transaction and during the integration period following the consummation of such strategic transaction. Ms. France and Mr. Burdick instructed Mr. Grisko that he may discuss potential revisions to the existing change in control severance program of the Company and any potential new retention and severance arrangements for the Company’s management and key employees with the Parent Representatives to ensure that Grant Thornton was supportive of any such revisions, provided that in no event should any such arrangements adversely affect the aggregate merger consideration to be paid by Grant Thornton or otherwise adversely affect the terms of the proposed transaction for the Company’s stockholders.

On June 22, 2026, representatives of Weil delivered an initial draft Merger Agreement to representatives of Simpson Thacher, which included a go-shop provision.

On July 1, 2026, representatives of Simpson Thacher provided representatives of Weil with their initial comments to Weil’s draft of the Merger Agreement. During the period beginning July 1, 2026 through July 28, 2026, the Company, Grant Thornton and their respective legal advisors negotiated the terms of the Merger Agreement and related transaction documents. Significant areas of discussion and negotiation included: (1) the financing and financing cooperation obligations of Grant Thornton and the Company and their impact on transaction timing and certainty; (2) the level of conditionality in the Merger Agreement, including with respect to regulatory filings; (3) the treatment and vesting of the Company’s equity awards; (4) regulatory efforts standards in connection with applicable antitrust laws; (5) the termination fees payable by the Company or Parent, as applicable, in certain circumstances, including with respect to the go-shop period; and (6) the go-shop period and related covenants.

On July 7, 2026, Mr. Grisko discussed with the Parent Representatives the importance to the Company and its business of retaining members of management and key employees of the Company during the periods both following an announcement of a strategic transaction and during the integration period following the consummation of such strategic transaction. During the period beginning July 7, 2026 through July 17, 2026, Mr. Grisko and the Parent Representatives discussed the retention of management and other key employees. During such meetings, the Parent Representatives agreed that management and key employee retention would be important to the success of any potential strategic transaction and agreed that the Company should implement, in further consultation with Grant Thornton, retention and severance programs designed to retain such members of management and key employees.

On July 17, 2026, the Board held a special meeting attended by members of the Company’s management and representatives of Goldman Sachs and Weil, at which the Board, among other things, received an update on the status of the potential transaction with Grant Thornton, including the negotiations and due diligence that had occurred to date. At the meeting, representatives of Weil reviewed with the members of the Board their fiduciary duties in connection with evaluating the potential transaction with Grant Thornton and certain contractual points in the Merger Agreement, including with respect to (1) the financing and financing cooperation obligations of Grant Thornton and the Company and their impact on transaction timing and certainty; (2) the treatment and vesting of the Company’s equity awards; and (3) the go-shop period and related covenants and termination fees. The Board discussed with advisors, among other things, the details around the go-shop period, including, among other things, the process for Goldman Sachs to reach out to third parties during the proposed go-shop period, and the differences between a go-shop period and a pre-signing market check. Representatives of Goldman Sachs then provided preliminary financial analyses of the June 8 Indication of Interest. The Board and its advisors also discussed various strategic alternatives to the proposed transaction with Grant Thornton that might be available to the Company, including divestiture alternatives, paths forward for the Company in light of the upcoming earnings call, and alternatives to the extent a transaction with Grant Thornton is not entered into ahead of the earnings call. The Board further considered and discussed with the Company’s management and advisors, among other things, risks and benefits of the offer price relative to the Company’s then-current and potential future trading price, risks and benefits of a transaction, including execution risks, and the potential tax impact to the Company’s stockholders of the transaction. Following discussions, the Board directed the Company’s management and advisors to continue to engage with Grant Thornton regarding the proposed transaction.

In executive session during the July 17, 2026 Board meeting, Mr. Grisko updated the Board on certain retention matters. The Board reviewed existing retention and change in control arrangements that were already in place, considered the importance of retaining management and key employees so that the transaction with Grant Thornton could be completed or, if there was to be no such transaction, so that the Company could continue to run its business, considered the employment-related risks and uncertainties that a transaction with Grant Thornton could present, and considered possible additional retention incentives for management and certain other key employees. The Board decided to continue to consider the matter and no formal resolutions were made at this time.

On July 23, 2026, the Board held a special meeting attended by members of the Company’s management and representatives of Goldman Sachs and Weil, at which the Board, among other things, received an update on the status of the potential transaction with Grant Thornton, including the negotiations and due diligence that had occurred to date and updates on Grant Thornton’s financing efforts. At the meeting, representatives of Weil reviewed with the Board certain contractual points in the Merger Agreement that were still open for negotiation with Grant Thornton, including, among others, with respect to (1) the financing and financing cooperation obligations of Grant Thornton and the Company and their impact on transaction timing and certainty, and (2) the treatment and vesting of the Company’s equity awards. Following discussions, the Board directed the Company’s management and advisors to continue to engage with Grant Thornton regarding the proposed transaction.

On July 26, 2026, the Company entered into a confidentiality agreement with New Mountain and Grant Thornton, for the purposes of facilitating reverse due diligence of Grant Thornton, which Parent indicated would be providing a limited guarantee in connection with the Merger.

On July 28, 2026, the Board held a special meeting attended by members of the Company’s management and representatives of Goldman Sachs and Weil, at which the Board discussed, among other things, the potential transaction with Grant Thornton. Representatives of Weil reviewed with the Board the directors’ fiduciary duties and provided a summary of the terms of the proposed final Merger Agreement. Representatives of Goldman Sachs reviewed with the Board its financial analyses of the merger consideration of $55.00 per Share in cash, without interest thereon. At the conclusion of the presentation, representatives of Goldman Sachs rendered to the Board Goldman Sachs’ oral opinion, which was subsequently confirmed by delivery of a written opinion dated July 28, 2026, to the effect that, as of July 28, 2026, and based upon and subject to the assumptions made, procedures followed, matters considered and other qualifications and limitations set forth in such opinion, the merger consideration of $55.00 in cash per Share to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Merger Agreement was fair from a financial point of view to such holders. For a detailed discussion of Goldman Sachs’ opinion, please see below under the section entitled “The Merger—Opinion of the Company’s Financial Advisor.” Following the presentations by Goldman Sachs and Weil, and after further discussing the June 8 Indication of Interest, the Board discussed the potential reasons for and against the potential transaction (see below under the section entitled “The Merger—Reasons for Recommending the Adoption of the Merger Agreement”). At the conclusion of the discussions, the Board unanimously (1) approved and declared advisable the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement (2) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders, (3) resolved to recommend to the stockholders of the Company the adoption of the Merger Agreement in accordance with the DGCL and (4) directed that the Merger Agreement be submitted to the holders of Shares for their consideration and adoption. The Board also (i) reviewed and adopted a Change in Control Severance Plan (“CIC Severance Plan”) providing certain executive officers with severance payments and benefits in accordance with the terms and conditions of the CIC Severance Plan, as well as a retention bonus program and transaction bonuses for certain eligible employees in connection with the Merger Agreement, in each case which did not impact the $55.00 per Share merger consideration, and (ii) granted Mr. Grisko the authority to determine the final list of employee participants and allocate such benefits and bonuses to Company employees at his discretion in accordance with such programs and subject to the provisions of the Merger Agreement. For a more detailed discussion of the CIC Severance Plan and other severance arrangements, please see below under the sections entitled “Interests of Directors and Executive Officers in the Merger—Change in Control Severance Plan” and “Interests of Directors and Executive Officers in the Merger—Retention and Transaction Bonuses”.

Later that day, on July 28, 2026, the Company and Parent executed the Merger Agreement.

On July 29, 2026, prior to the opening of trading on the NYSE, the Company and Parent issued a joint press release announcing the Transaction and the execution of the Merger Agreement.

Beginning on July 29, 2026, at the direction of the Board and in accordance with the go-shop provisions of the Merger Agreement, representatives of Goldman Sachs reached out to, or had discussions with, a total of twenty-four (24) parties, including eighteen (18) financial sponsors and six (6) strategic parties, to invite such parties to consider a potential acquisition of the Company. Six (6) confidentiality agreements were executed (none of which contained any standstill restrictions), and all six (6) counterparties had an opportunity to conduct due diligence via access to a virtual data room. Two (2) of the six (6) parties that executed confidentiality agreements had meetings with the Company’s management during the thirty (30)-day go-shop period. The go-shop period expired at 11:59 p.m., Eastern Time, on August 27, 2026.

Recommendation of the Board

At a meeting of the Board on July 28, 2026, after careful consideration, including detailed discussions with the Company’s management and its legal advisor and financial advisor, the Board unanimously:

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approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, and the other transaction documents, upon the terms and conditions set forth therein;

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authorized and approved the execution, delivery and performance of the Merger Agreement and the other transaction documents and the consummation by CBIZ of the Transactions, including the Merger, upon the terms and subject to the conditions set forth therein;

•	determined that the Merger is fair to, and in the best interests of, CBIZ and its stockholders;

•	resolved that the Merger Agreement be submitted to the holders of Shares for their consideration and adoption at the Company Stockholder Meeting; and

•	resolved to recommend to CBIZ’s stockholders the adoption of the Merger Agreement in accordance with the DGCL.

Accordingly, the Board unanimously recommends that, at the Special Meeting, you vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.

Reasons for the Merger

In evaluating the Merger, the Board consulted with its financial and legal advisors, as well as the Company’s management team, and, in reaching its determinations and recommendations, the Board considered a number of factors that supported its decision to approve the Merger Agreement (not necessarily in order of relative importance) and the Merger, including the following:

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Cash Consideration; Certainty of Value. The Board considered the fact that the Merger Consideration is all cash, which provides the Company’s stockholders immediate certainty of value and liquidity for their Shares and enables the Company’s stockholders to realize value that has been created by the Company and does not expose them to any future risks related to the business or the financial markets generally, as compared to the Company remaining independent. Specifically, among other things, the Board considered:

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the fact that the Merger Consideration equals $55.00 per Share, which represents a premium of approximately 54% to the Company’s 30-day volume-weighted average share price as of July 28, 2026 (the day prior to the public announcement of the Merger Agreement);

•	the trading history of the Company and the Merger Consideration relative to such history; and

•	the belief that the Merger Consideration represents the highest price that Grant Thornton was willing to pay considering the negotiations between the parties.

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Value Relative to Stand-Alone Prospects of the Company. The Board considered the fact that the Merger Consideration compares favorably to the potential value of the Company and the Shares if the Company were to remain as a stand-alone entity after taking into account the risks and uncertainties associated with this alternative, in light of a number of factors, including:

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assessing the Company’s business, assets and prospects, its competitive position and historical and projected financial performance and the nature of the risks, uncertainties and challenges facing the accounting services and specialty consulting industry in which the Company operates, including recent industry trends, increases in industry regulation and changing competitive dynamics;

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the risks and uncertainties associated with achieving the Company’s projected financial performance on a stand-alone basis, including the fact that recently the Company’s actual financial results did not meet such projections, and the potential effect that performance below market expectations could have on the Company’s trading valuation;

•	the Board’s belief that the public markets had not historically valued the Company in a manner commensurate with the results of its financial performance;

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the strategic alternatives reasonably available to the Company on a stand-alone basis, including divestitures, acquisitions and other capital allocation alternatives, including using divestiture proceeds to reduce indebtedness and create capacity for share repurchases or strategic acquisitions in the Company’s core businesses, and the risks and uncertainties associated with those alternatives, including management’s concerns that pursuing significant divestitures could disrupt the Company’s operations and adversely affect employee retention and the Company’s remaining businesses;

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constraints that may affect the Company’s ability to implement and execute its strategic plans, including the Company’s management succession planning and the continuity of its senior leadership team, and the potential impact of any leadership transition;

•	the potential impact of increased competition in the markets in which the Company operates or may operate in the future;

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the rapid pace of technological change, including developments in artificial intelligence, and the related competitive pressures and capital investment requirements such developments may impose on the Company’s business;

•	the risk and difficulty in attracting and retaining key personnel during a period of strategic uncertainty or depressed equity valuation;

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the possibility that the Company’s competitors may be more successful in gaining access to talent and resources and the negative result that such competitive pressure may have on the ability of the Company to execute on its core business objectives; and

•	the Board’s belief that a transaction with Grant Thornton would create even more opportunities for employees to grow, build rewarding careers and do their best work.

•	The Sale Process. The Board also considered:

•	the fact that, if any third parties were interested in exploring a transaction with the Company, such potential acquirers would be able to submit a proposal to the Company during the Go-Shop Period;

•	the risk that soliciting alternative acquisition proposals prior to signing could jeopardize the availability of Grant Thornton’s indications of interest; and

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that after receiving four indications of interest from Grant Thornton, Grant Thornton’s indication to the Board that the $55.00 per Share merger consideration was the highest price that Grant Thornton was willing to offer.

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Negotiation Process. The Board considered the fact that the terms of the Merger Agreement were the result of robust arm’s-length negotiations conducted by the Company, with the knowledge and at the direction of the Board, and with the assistance of its financial advisor and outside legal counsel.

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Opinion of Financial Advisor. The Board considered the financial analyses that representatives of Goldman Sachs reviewed with the Board and the oral opinion of Goldman Sachs rendered to the Board, subsequently confirmed by delivery of its written opinion, dated July 28, 2026, to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and other qualifications and limitations set forth in such opinion, the $55.00 in cash per Share to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Merger

Agreement was fair from a financial point of view to such holders, as more fully described below under the section of this proxy statement entitled “The Merger—Opinion of the Company’s Financial Advisor,” and the full text of the opinion, which is attached as Annex B to this proxy statement and is incorporated by reference in this proxy statement in its entirety.

•	Non-Price Terms of the Merger Agreement. The Board considered the terms and conditions of the Merger Agreement, including:

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the Company’s right, subject to certain conditions, to (i) solicit, initiate, knowingly encourage, or knowingly facilitate any inquiries or the making of any proposals or offers that could lead to an Acquisition Proposal, (ii) engage in discussions or negotiations regarding any Acquisition Proposal, (iii) provide non-public information related to the Company or its subsidiaries in connection with an Acquisition Proposal, and (iv) enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, during the Go-Shop Period or with an Excluded Party until the Cut-Off Time (as defined in the Merger Agreement), in each case upon payment of the Go-Shop Termination Fee;

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the fact that the Company Termination Fee of $107,500,000, representing approximately 3.25% of the Company’s equity value, was viewed by the Board, after consultation with our outside legal counsel and financial advisors, as reasonable under the circumstances and consistent with market practice, and not likely to preclude any other possible acquirer from making a superior proposal;

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the provisions allowing the Board to make a Change in Recommendation prior to obtaining the stockholder approval in specified circumstances relating to a Superior Proposal or an Intervening Event, subject to Parent’s right to terminate the Merger Agreement and receive payment of the Company Termination Fee;

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the provision allowing the Board to terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, subject to certain conditions (including certain rights of Parent to match the Superior Proposal and payment of the Company Termination Fee or Go-Shop Termination Fee, as applicable);

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Grant Thornton providing the Limited Guarantee with respect to the payment of the Parent Termination Fee that may be owed by Parent pursuant to the Merger Agreement, as well as certain reimbursement obligations that may be owed by Parent pursuant to the Merger Agreement, subject to the terms of the Merger Agreement and the Limited Guarantee;

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Parent having obtained committed debt financing from reputable financial institutions and committed equity financing from affiliated funds of Parent in an aggregate amount sufficient to fund the required amounts;

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the Company’s ability, under certain circumstances pursuant to the Merger Agreement and the Equity Commitment Letter, to seek specific performance of Parent’s right to cause the Equity Investors to fund the equity commitments to Parent; and

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the provision obligating Parent and Merger Sub to use commercially reasonable efforts to do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the debt financing on terms (including the “market flex” provisions) and conditions set forth in the Debt Commitment Letters.

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Likelihood of Closing. The Board considered the likelihood that the Merger would be consummated, including the limited number and nature of the conditions to complete the Merger (including regulatory conditions), and the provisions of the Merger Agreement requiring Parent to, subject to certain exceptions, use its reasonable best efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable under the Merger Agreement and applicable law to obtain as expeditiously as possible all consents, registrations, approvals, permits, expirations of waiting periods and authorizations necessary or advisable to be obtained from any third party or any governmental entity in order to consummate the Merger or the Transactions; provided, that Parent will not have any obligation to propose, undertake or agree to any such action if such action individually or in the aggregate would reasonably be expected to have a material adverse effect on the Company and the Company’s subsidiaries, taken as a whole (as measured before giving effect to the transactions contemplated by the Merger Agreement); and

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Appraisal Rights. The Board considered the fact that holders of Shares have the right to exercise their statutory appraisal rights with respect to the Shares, in accordance with Section 252 of the DGCL in connection with the Merger.

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Opportunity for the Company’s Stockholders to Vote. The Board considered the fact that the Merger would be subject to the approval of the Company’s stockholders, and the Company’s stockholders would be free to evaluate the Merger and vote for or against the adoption of the Merger Agreement at the special meeting.

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Timing of Completion. The Board considered the anticipated timing of the consummation of the Transactions, including the Merger, and the structure of the Merger and concluded that the Transactions, including the Merger, could be completed in a reasonable timeframe and in an orderly manner. The Board also considered that the potential for closing the Merger in a reasonable timeframe could reduce the period during which the Company’s business would be subject to the potential uncertainty of closing the Transactions and related disruption.

•

Operating Flexibility. The fact that the Merger Agreement provides the Company sufficient operating flexibility to conduct its business in the ordinary course consistent with past practices until the earlier of the consummation of the Merger and the termination of the Merger Agreement (as more fully described under “The Merger Agreement—Covenants Regarding Conduct of Business by the Company Prior to Merger”).

•

Specific Performance. The Company’s ability, under circumstances specified in the Merger Agreement, to seek specific performance of Parent and Merger Sub’s obligation to cause the Merger to occur and to prevent other breaches of the Merger Agreement.

In the course of its deliberations, the Board also considered certain risks and other potentially negative factors concerning the Transactions, including:

•

No Stockholder Participation in Future Growth or Earnings. The Board considered the fact that the nature of the Merger as an all cash transaction means that the Company would no longer exist as an independent public company following the consummation of the Merger and that the Company’s stockholders will not participate in future earnings or growth, and will not benefit from any appreciation in value of, the Surviving Corporation.

•

Closing Conditions and Financing. The Board considered the fact that there can be no assurance that all conditions to the parties’ obligations to consummate the Merger will be satisfied even if the Merger Agreement is adopted by the Company’s stockholders, as well as the risk that the equity or debt financing contemplated by the Commitment Letters will not be obtained, resulting in Parent and Merger Sub not having sufficient funds to complete the Transactions.

•

Risks Associated with Parent and Merger Sub. The Board considered the fact that Parent and Merger Sub are newly formed entities with essentially no assets and the Limited Guarantee, provided by Grant Thornton, guarantees Parent’s and Merger Sub’s obligations under the Merger Agreement only with respect to payment of the Parent Termination Fee payable by Parent and certain other reimbursement obligations that may be owed by Parent pursuant to the Merger Agreement, in each case, subject to the terms of the Merger Agreement, the Equity Commitment Letter and the Limited Guarantee, as applicable.

•

Interim Operating Risks. The Board considered the restrictions placed on the conduct of the Company’s business prior to the completion of the Merger pursuant to the terms of the Merger Agreement, which, despite providing sufficient flexibility for the Company to operate its business in the ordinary course consistent with past practices, could delay or prevent the Company from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of the Company absent the pending completion of the Merger.

•

Risk Associated with Failure to Consummate the Merger. The Board considered the possibility that the Transactions, including the Merger, might not be consummated, and the fact that if the Merger is not consummated:

•

the Company’s directors, senior management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the Transactions;

•	the Company will have incurred significant transaction costs;

•	the Company’s continuing business relationships with customers, partners and employees may be adversely affected;

•	the trading price of Shares could be materially and adversely affected; and

•	the market’s perceptions of the Company’s prospects could be adversely affected.

•

No Solicitation and Termination Fee. The Board considered the fact that, subject to certain exceptions, the Merger Agreement precludes the Company from soliciting or entertaining alternative acquisition proposals and requires the Company to pay Parent the Company Termination Fee or the Go-Shop Termination Fee in certain circumstances, as applicable, which may discourage other potential acquirors from making a competing proposal to acquire the Company.

•

Remedies. The Board considered the fact that the Company’s remedies in the event that the Merger Agreement is terminated may be limited to the Parent Termination Fee, payable by Parent under certain circumstances, and certain associated enforcement costs and reimbursement obligations, the amount of which may be inadequate to compensate the Company for any damage caused.

•

Limitations of Precedent Transaction Comparisons. The Board considered that comparisons to precedent transactions have inherent limitations, including differences in transaction structure and form of consideration, such as precedent transactions involving stock or mixed consideration rather than all-cash consideration, which may limit the comparability of those transactions to the Transaction.

•

Effects of Transaction Announcement. The Board considered the effect of the public announcement of the Merger Agreement, including effects on the Company’s stock price, and the Company’s ability to attract and retain key personnel during the pendency of the Transactions, as well as the potential for legal proceedings, judgments or settlements following the announcement of the Transactions and the associated costs, burden and inconvenience involved in defending those proceedings, judgments and settlements.

•

Timing Risks. The Board considered the amount of time it could take to complete the Merger, including that completion of the Merger depends on factors outside of the Company’s or Parent’s control (including the approval of the Merger by the Company’s stockholders), and the risk that the pendency of the Merger for an extended period of time following the announcement of the execution of the Merger Agreement could divert the Company’s management’s attention and have an adverse impact on the Company, including its client and other business relationships.

•	Taxable Consideration. The Board considered the fact that the exchange of Company common stock for cash in the Merger generally will be a taxable transaction for U.S. federal income tax purposes.

•

Other Risks. The Board considered the other risks described in and incorporated by reference in this proxy statement. Please see “Risk Factors” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, incorporated by reference herein, and the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements.”

In addition to considering the factors described above, the Board also considered that some of the Company’s directors and executive officers have interests that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Board was aware of these interests and considered them at the time it approved the Merger Agreement and made its recommendation to the Company’s stockholders. See the section of this proxy statement entitled “The Merger—Interests of Directors and Executive Officers in the Merger.”

The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive but includes the material positive and negative factors considered by the Board. In view of the wide variety of factors considered by the Board in connection with its evaluation of the Merger Agreement and the Transactions, including the Merger, and the complexity of these matters, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Board did not undertake to make any specific determination as to whether, or to what extent, any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its recommendation on the totality of the information presented, including the factors described above. This explanation of the reasoning of the Board and certain information presented in this section are forward-looking in nature and should be read in light of the factors set forth in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements.”

Certain Financial Projections Utilized in Connection with the Merger

Although the Company periodically provides guidance to the public regarding its financial performance for the then-current fiscal year, the Company does not, as a matter of course, publicly disclose other financial forecasts or internal projections as to future performance, results of operations, earnings or other results, due to, among other reasons, the uncertainty, unpredictability and subjectivity of these forecasts and the associated underlying assumptions.

However, in connection with the Company’s evaluation of the Transactions, in June 2026, the Company’s management prepared certain unaudited financial projections regarding the Company’s future performance for fiscal years 2026 through 2030 (the “Company Projections”).

The Company Projections were provided by the Company’s management to the Board for the purposes of considering, analyzing and evaluating the Transactions, to Parent and to Goldman Sachs, and the Board directed Goldman Sachs to use and rely on the Company Projections in connection with its financial analyses and opinion, as described in the section entitled “The Merger—Opinion of the Company’s Financial Advisor,” beginning on page 39.

The Company Projections were prepared treating the Company on a standalone basis, without giving effect to the Transactions, and exclude (i) any impact of the negotiation or execution of the Merger Agreement or the Transactions, (ii) the expenses that have already been and will be incurred in connection with completing the Transactions, (iii) the effect of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed or in anticipation of completing the Transactions or (iv) the effect of any business or strategic decisions or actions which would likely have been taken if the Merger Agreement had not been executed but which were instead altered, accelerated, postponed or not taken in anticipation of the Transactions.

The Company Projections are based solely on information available to the Company’s management at the time of their preparation and have not been updated or revised to reflect information or results after the date they were prepared or as of the date of this proxy statement. The Company may in the future report results of operations for periods included in the Company Projections that will be completed following the preparation of the Company Projections. Stockholders and investors are urged to refer to the Company’s periodic filings with the SEC for information on the Company’s actual historical results.

Although presented with numerical specificity, the Company Projections are subjective in many respects and, thus, are subject to interpretation and reflect numerous variables, estimates and financial, operating and commercial assumptions made by the Company’s management that the Company’s management believed were reasonable at the time prepared, taking into account relevant information available to management at that time. Important factors that may affect actual results and cause the Company Projections not to be achieved include the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the inability to complete the Merger due to the failure to obtain stockholder approval of the Merger Agreement, the Merger or the principal terms thereof or the failure to satisfy other conditions to the completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions, the effect of uncertainties related to macroeconomic and geopolitical factors such as inflation, fluctuating interest rates, adverse developments that affect financial institutions or the financial services industry generally, increased volatility in the equity and debt capital markets, the risk of expansion of regional conflicts on the U.S. and global markets, and risks and uncertainties pertaining to the Company’s business, including the factors listed under “Risk Factors” section beginning on page 14 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (as amended), subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in this proxy statement.

In addition, the Company Projections may be affected by the Company’s ability to achieve strategic goals, objectives and targets over the applicable period. The assumptions upon which the Company Projections are based necessarily involve judgments with respect to, among other things, industry performance and competition, general business, economic, regulatory, market and financial conditions, and other future events, and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industries in which the Company operates, and the risks and uncertainties described under the section entitled “Cautionary Statement Regarding Forward-Looking Statements,” beginning on page 14, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. The Company Projections also reflect assumptions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for the Company’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when such forecasts were prepared. In addition, given that the Company Projections pertain to multiple years, by their nature, they become subject to greater uncertainty with each successive year beyond their preparation. The estimates and assumptions in early periods have a compounding effect on the projections shown for later periods. Thus, any failure of an estimate or assumption to be reflective of actual results in an early period would have a greater effect on projected results failing to be reflective of actual events in later periods. Accordingly, there can be no, and the Company cannot provide, any assurance that the Company Projections will be realized, and actual results will differ, and may differ materially, from those shown.

The inclusion of the Company Projections in this proxy statement should not be regarded as an indication that any of the Company, Goldman Sachs, Parent, Merger Sub or any of their respective affiliates, officers, directors, advisors or other representatives considered or consider the Company Projections necessarily predictive of actual future events, and the Company Projections should not be relied upon as such. None of the Company, Goldman Sachs, Parent, Merger Sub or any of their respective affiliates, officers, directors, advisors or other representatives can give any assurance as to the actual results that will be achieved or how they may differ from the Company Projections, and the Company undertakes no obligation to update or otherwise revise or reconcile the Company Projections to reflect circumstances existing after the date such Company Projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Company Projections are shown to be in error. The inclusion of the Company Projections in this proxy statement does not constitute an admission or representation by the Company, Goldman Sachs, Parent, Merger Sub or any of their respective affiliates, officers, directors, advisors or other representatives that the information presented is material. None of the Company, or, to the knowledge of the Company, Parent or Merger

Sub, intends to make publicly available any update or other revisions to the Company Projections, unless required by applicable law. None of the Company, Goldman Sachs, Parent, Merger Sub or any of their respective affiliates, officers, directors, advisors or other representatives has made or makes any representation to any stockholder or other person regarding the ultimate performance of the Company compared to the information contained in the Company Projections or that forecasted results will be achieved. The Company Projections are subjective in many respects and are thus subject to interpretation.

The Company Projections were not prepared with a view toward public disclosure or toward complying with the U.S. General Accepted Accounting Principles (“GAAP”), nor were they prepared with a view toward compliance with the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, but, in the view of the Company’s management, were reasonably prepared in good faith on a basis reflecting the best available estimates and judgments at the time of preparation, and presented as of the time of preparation, to the best of management’s knowledge and belief, the expected future financial performance of the Company. However, this information is not fact and should not be relied upon as being necessarily predictive of actual future results, and readers of this proxy statement are cautioned not to place undue reliance on the Company Projections. Although the Company’s management believes there is a reasonable basis for the Company Projections, the Company cautions that actual future results could be materially different from the Company Projections. Neither the Company’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

Adjusted Net Income, Adjusted EBITDA and Unlevered Free Cash Flow, included in the Company Projections, are “non-GAAP financial measures,” which are financial performance measures that are not calculated in accordance with GAAP. Adjusted EBITDA and Unlevered Free Cash Flow from the Company Projections were utilized by Goldman Sachs in connection with its opinion and by the Board in connection with its evaluation of the Merger. The SEC rules that would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures included in disclosures relating to a proposed business combination such as the Merger if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of non-GAAP financial measures to the most directly comparable GAAP measure were not provided to or relied upon by Goldman Sachs for purposes of its opinion or by the Board in connection with its evaluation of the Merger. Accordingly, the Company has not provided in this proxy statement a reconciliation of non-GAAP financial measures to the relevant GAAP financial measures.

The following table presents a summary of the unaudited prospective financial information of the Company on a standalone basis prepared by the Company’s management for the Company’s fiscal years ending December 31, 2026 through December 31, 2030, which information is referred to as the “Company Projections.”

($ in millions)
	2026E	2027E	2028E	2029E	2030E
Revenue	$2,811	$2,937	$3,072	$3,214	$3,363
Adjusted Net Income(1)	$249	$263	$309	$341	$376
Adjusted EBITDA (burdened by stock-based compensation)(2)	$446	$454	$504	$543	$583
Unlevered Free Cash Flow (burdened by stock-based compensation)(3)	$324	$312	$313	$334	$359

(1)

Adjusted Net Income is calculated as net income adjusted for the following items: (i) amortization of acquired intangible assets; (ii) stock-based compensation; (iii) net gain from adjustments related to the transactions contemplated in the Marcum Agreement (as defined in the Merger Agreement); (iv) integration costs related to acquisitions including, but not limited to, certain consulting, technology, personnel, as well as other integration costs related to the transactions contemplated in the Marcum Agreement; (v) certain other non-recurring adjustments; and (vi) income tax effects of non-GAAP adjustments.
(2)

Adjusted EBITDA (burdened by stock based compensation) is calculated as Adjusted Net Income less stock-based compensation and before the following items: (i) interest expense; (ii) income tax expense; (iii) tax effects of non-GAAP adjustments; and (iv) depreciation, excluding integration costs related to acquisitions including, but not limited to, certain consulting, technology, personnel, as well as other integration costs related to the transactions contemplated in the Marcum Agreement (as defined in the Merger Agreement).

(3)

Unlevered Free Cash Flow (burdened by stock-based compensation) is calculated as Adjusted EBITDA (burdened by stock-based compensation) less (i) cash taxes, at a rate of 28.5%; plus or minus (ii) changes in net working capital; and less (iii) capital expenditures. For purposes of Goldman Sachs’ analyses, the Company’s management also provided, and the Board approved for Goldman Sachs’ use, a projection of $162 million of Unlevered Free Cash Flow for the six-month period from July 1, 2026 through December 31, 2026, representing 50% of the Company’s projected Unlevered Free Cash Flow for fiscal 2026.

For the reasons described above and in light of the foregoing factors and the uncertainties inherent in the Company Projections, readers of this proxy statement are cautioned not to place undue, if any, reliance on the Company Projections.

THE COMPANY DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE FORECASTS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH FORECASTS ARE NOT REALIZED.

Opinion of the Company’s Financial Advisor

Goldman Sachs rendered its opinion to the Board that, as of July 28, 2026 and based upon and subject to the factors and assumptions set forth therein, the $55.00 in cash per Share to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Merger Agreement was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated July 28, 2026, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this proxy statement. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board in connection with its consideration of the Merger. Goldman Sachs’ opinion is not a recommendation as to how any holder of Shares should vote with respect to the Merger, or any other matter.

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

•	the Merger Agreement;

•	annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 2025;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company;

•	certain other communications from the Company to its stockholders;

•	certain publicly available research analyst reports for the Company; and

•	certain internal financial analyses and forecasts for the Company prepared by its management, as approved for Goldman Sachs’ use by the Company, which are referred to in this proxy statement as the

“Company Projections” (as described in more detail in the section entitled “The Merger-Certain Financial Projections Utilized in Connection with the Merger,” beginning on page 36).

Goldman Sachs also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies, the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the accounting services and specialty consulting industry and in other industries; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.

For purposes of rendering this opinion, Goldman Sachs, with the Board’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the Board’s consent that the Company Projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on the expected benefits of the Merger in any way meaningful to its analysis. Goldman Sachs also assumed that the Merger will be consummated on the terms set forth in the Merger Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

Goldman Sachs’ opinion does not address the underlying business decision of the Company to engage in the Merger, or the relative merits of the Merger as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs was not requested to solicit, and did not solicit, interest from other parties with respect to an acquisition of, or other business combination with, the Company or any other alternative transaction. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates) of Shares, as of the date of the opinion, of the $55.00 in cash per Share to be paid to such holders pursuant to the Merger Agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the Merger Agreement or Merger or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Merger, including the fairness of the Merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Merger, whether relative to the $55.00 in cash per Share to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Merger Agreement or otherwise. Goldman Sachs’ opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion and Goldman Sachs assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. In addition, Goldman Sachs does not express any opinion as to the prices at which the Shares will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent or the Merger, or as to the impact of the Merger on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.

The following is a summary of the material financial analyses delivered by Goldman Sachs to the Board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before July 24, 2026 and is not necessarily indicative of current market conditions.

Historical Stock Trading Analysis. Goldman Sachs reviewed the historical trading prices and trading volumes for the Shares from January 1, 2024 through July 24, 2026. In addition, Goldman Sachs analyzed the consideration to be paid to holders of Shares pursuant to the Merger Agreement in relation to the closing market prices per Share on June 8, 2026 and July 24, 2026; the 30-trading-day and 90-trading-day volume-weighted average prices (“VWAPs”) of the Shares as of July 24, 2026; the 52-week high closing market prices of the Shares; and the median publicly available research analyst price target for the Shares. Goldman Sachs also reviewed publicly available research analyst price targets for the Shares, which ranged from $42.00 to $46.00.

This analysis indicated that the price per Share to be paid to holders of Shares pursuant to the Merger Agreement represented:

•	a premium of 63.8% based on the closing market price of $33.58 per Share on June 8, 2026, the date of Parent’s initial bid;

•	a premium of 29.0% based on the closing market price of $42.63 per Share on July 24, 2026;

•	a premium of 56.1% based on the 30-trading-day VWAP of $35.23 per Share as of July 24, 2026;

•	a premium of 76.1% based on the 90-trading-day VWAP of $31.23 per Share as of July 24, 2026;

•	a premium of 22.2% based on the median publicly available research analyst price target of $45.00 per Share as of July 24, 2026; and

•	a discount of 29.3% based on the 52-week high closing market price of $77.81 per Share on July 25, 2025.

Illustrative Discounted Cash Flow Analysis. Using the Company Projections, Goldman Sachs performed an illustrative discounted cash flow analysis on the Company to derive a range of illustrative present values per Share. Using the mid-year convention for discounting cash flows and discount rates ranging from 9.5% to 10.5%, reflecting estimates of the Company’s weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2026 (i) estimates of unlevered free cash flow for the Company for the six-month period ending December 31, 2026 and for fiscal years 2027 through 2030 as reflected in the Company Projections and (ii) a range of illustrative terminal values for the Company, which were calculated by applying terminal year exit enterprise value to last twelve months earnings before interest, taxes, depreciation and amortization (“EV/LTM EBITDA”) multiples ranging from 8.0x to 10.0x to a terminal year estimate of adjusted EBITDA, which excluded any addback for stock-based compensation, to be generated by the Company, as reflected in the Company Projections (which analysis implied perpetuity growth rates ranging from 3.1% to 5.3%). The range of terminal year exit EV/LTM EBITDA multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account historical trading multiples of the Company and of certain publicly traded companies, as described below in the section entitled “—Selected Public Company Comparables Analysis.” Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including the Company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the Company, as well as certain financial metrics for the United States financial markets generally.

Goldman Sachs derived ranges of illustrative enterprise values for the Company by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the Company the amount of the Company’s total debt and debt-like items and added the amount of the Company’s cash and cash equivalents, in each case, as provided by and approved for Goldman Sachs’ use by the management of the Company, to derive a range of illustrative equity values for the Company. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding Shares, as provided by and approved for Goldman Sachs’ use by the management of the Company, using the treasury stock method, to derive a range of illustrative present values per Share ranging from $44.27 to $59.37.

Illustrative Present Value of Future Share Price Analysis. Using the Company Projections, Goldman Sachs performed an illustrative analysis of the implied present value of illustrative future values per Share. For this analysis, Goldman Sachs first calculated implied enterprise values for the Company as of December 31, 2026 and December 31, 2027 by applying a range of illustrative enterprise value (“EV”) to next twelve months (“NTM”) adjusted EBITDA (“EV/NTM EBITDA”) multiples of 8.0x to 10.0x to estimates of the Company’s NTM adjusted EBITDA as of each such date. The adjusted EBITDA estimates used in this analysis excluded any addback for stock-based compensation. This illustrative range of EV/NTM EBITDA multiple estimates was derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical EV/NTM EBITDA multiples for the Company and current and historical EV/NTM EBITDA multiples for certain publicly traded companies, as described below in the section entitled “—Selected Public Company Comparables Analysis.”

Goldman Sachs then subtracted the amount of the Company’s total debt and debt-like items and added the amount of the Company’s cash and cash equivalents for each of fiscal years 2026 and 2027, each as provided by and approved for Goldman Sachs’ use by the management of the Company, from the respective implied enterprise values in order to derive ranges of illustrative equity values as of December 31, 2026 and December 31, 2027 for the Company. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding Shares for each of fiscal years 2026 and 2027, calculated using information provided by and approved for Goldman Sachs’ use by the management of the Company, to derive ranges of implied future values per Share. Goldman Sachs then added the cumulative dividends per Share expected to be paid to holders of Shares through the end of each of fiscal years 2026 and 2027, using the Company Projections. Goldman Sachs then discounted these implied future equity values per Share to June 30, 2026, using an illustrative discount rate of 11.3%, reflecting an estimate of the Company’s cost of equity. Goldman Sachs derived such discount rate by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in ranges of implied present values of $35.42 to $50.04 per Share for fiscal year 2026 and $42.90 to $58.50 per Share for fiscal year 2027.

Selected Transactions Analysis. Goldman Sachs analyzed certain information relating to the following selected transactions in the accounting services and specialty consulting industry since January 2021. For each of the selected transactions, Goldman Sachs calculated and compared the implied enterprise value of the applicable target company based on the consideration paid in the transaction as a multiple of the target company’s LTM EBITDA based on information in public filings, press releases and investor relations documents. While none of the companies that participated in the selected transactions are directly comparable to the Company, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of the Company’s results, market sizes and product profile.

The following table presents the results of this analysis:

Selected Transactions
Announcement Date	Acquiror	Target	LTM EV/EBITDA
June 2026	Korn Ferry	Auxey Holdco Limited	11.0x
January 2026	Jacobs Solutions Inc.	PA Consulting Group Limited	13.0x
October 2025	Advent International, L.P.	Heidrick & Struggles International, Inc.	7.4x
July 2024	CBIZ, Inc.	Marcum LLP	12.0x
May 2024	EQT AB	Perficient, Inc.	16.9x
March 2024	H.I.G. Capital, LLC	Alight, Inc.’s Payroll & Professional Services Business	10.0x
February 2024	First Advantage Corporation	Sterling Check Corp.	11.9x
February 2024	General Atlantic, L.P. and Stone Point Capital LLC	HireRight Holdings Corporation	9.3x
July 2021	H.I.G. Capital, LLC	Oxford Global Resources, LLC	11.2x
January 2021	Peraton Inc.	Perspecta Inc.	10.0x

The multiples shown did not reflect the impact of announced synergies, and the multiple for the Company’s acquisition of Marcum LLP excluded the present value of the tax step-up benefit. The data and analysis did not reflect any potential impacts from proposed changes to U.S. tax law.

Based on the results of the foregoing calculations and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied a reference range of EV/LTM EBITDA multiples of 7.4x to 16.9x to the Company’s LTM EBITDA of $463 million as of March 31, 2026, as provided by and approved for Goldman Sachs’ use by the management of the Company, to derive a range of implied enterprise values for the Company. Goldman Sachs then subtracted the net debt of the Company as of June 30, 2026, as provided by and approved for Goldman Sachs’ use by the management of the Company, and divided the result by the number of fully diluted outstanding Shares as of June 30, 2026, as provided by and approved for Goldman Sachs’ use by the management of the Company, to derive a reference range of implied values per Share of $32.95 to $106.08.

Premia Paid Analysis. Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for all-cash acquisition transactions announced from January 1, 2020 through July 24, 2026 involving a public company based in the United States as the target and having a transaction size between $1.0 billion and $5.0 billion. This analysis excluded withdrawn transactions and transactions with premia greater than 100% or less than 0% relative to the target’s last undisturbed closing price prior to announcement, using information obtained from FactSet. For the entire period, using publicly available information, Goldman Sachs calculated the median, 25th percentile and 75th percentile premiums of the price paid in the 227 transactions relative to the target’s last undisturbed closing stock price prior to announcement of the transaction. This analysis indicated a median premium of 36.0% across the period. This analysis also indicated a 25th percentile premium of 21.4% and 75th percentile premium of 54.0% across the period. Using this analysis, Goldman Sachs applied a reference range of illustrative premiums of 21.4% to 54.0% to the undisturbed closing price per Share of $42.63 as of July 24, 2026 and calculated a range of implied equity values per Share of $51.75 to $65.65.

Selected Public Company Comparables Analysis. Goldman Sachs reviewed and compared historical Next Twelve Months Enterprise Value to EBITDA (“NTM EV/EBITDA”) multiples for the Company to corresponding NTM EV/EBITDA multiples for the following publicly traded corporations in the accounting services and specialty consulting industry, which we refer to in this section of this proxy statement as the “Selected Companies”:

•	Accenture plc

•	Andersen Group Inc.

•	Booz Allen Hamilton Holding Corporation

•	CRA International, Inc.

•	FTI Consulting, Inc.

•	Huron Consulting Group Inc.

•	ICF International, Inc.

Although none of the Selected Companies is directly comparable to the Company, the Selected Companies included were chosen because they are publicly traded companies in the accounting services and specialty consulting industry with operations that, for purposes of analysis, may be considered similar to certain operations of the Company.

Goldman Sachs calculated the average NTM EV/EBITDA multiples for the Company and the Selected Companies (excluding the Company, referred to as the “Consulting Services Peers”) over various time periods from January 1, 2018 through July 24, 2026. Goldman Sachs also calculated the Company’s NTM EV/EBITDA multiple as a percentage of the Consulting Services Peers’ average multiple for each period.

The results of these calculations are summarized as follows:

Historical Period	CBIZ Average NTM EV/EBITDA Multiple	Consulting Services Peers Average NTM EV/EBITDA Multiple	CBIZ Multiple as a % of Peer Average
CY 2018 – 2019 Average	11.0x	12.8x	86%
CY 2020 – 2021 Average	11.6x	12.8x	90%
CY 2022 – 2023 Average	12.7x	13.3x	95%
CY 2024 – 2025 Average	13.3x	13.7x	97%
YTD CY 2026 Average	7.0x	10.4x	67%
YTD CY 2026 Average (as of June 8, 2026 Bid Date)	7.0x	10.8x	65%
Current (as of July 24, 2026)	8.6x	9.2x	93%

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to the Company or the contemplated Merger.

Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to the Board as to the fairness from a financial point of view to the holders (other than Parent and its affiliates) of Shares of the $55.00 in cash per Share to be paid to such holders pursuant to the Merger Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, Parent, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

The $55.00 in cash per Share to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Merger Agreement was determined through arm’s-length negotiations between the Company and

Parent and was approved by the Board. Goldman Sachs provided advice to the Company during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to the Company or the Board or that any specific amount of consideration constituted the only appropriate consideration for the Merger.

As described above, Goldman Sachs’ opinion to the Board was one of many factors taken into consideration by the Board in making its determination to approve the Merger Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B to this proxy statement.

Goldman Sachs and its affiliates (collectively, “Goldman Sachs Affiliated Entities”) are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including Grant Thornton, the Guarantor (as defined in the Merger Agreement), New Mountain Capital L.L.C. (“New Mountain”), a significant shareholder of Grant Thornton, and any of their respective affiliates and, as applicable, portfolio companies (collectively, “Relevant Entities”) or any currency or commodity that may be involved in the Merger. Goldman Sachs Investment Banking has an existing lending relationship with Grant Thornton. Goldman Sachs has acted as financial advisor to the Company in connection with, and has participated in certain of the negotiations leading to, the Merger. Goldman Sachs has provided certain financial advisory services to the Company and its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor to the Company in connection with the Merger. During the two-year period ended July 28, 2026, Goldman Sachs has recognized compensation for financial advisory services provided by Goldman Sachs Investment Banking to the Company and/or its affiliates of approximately $0.4 million. Goldman Sachs and/or its affiliates have also provided certain financial advisory and/or underwriting services to Grant Thornton and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to Grant Thornton’s bank loan in May 2025; as bookrunner with respect to Grant Thornton’s bank loan in September 2025; and as lead arranger with respect to Grant Thornton’s bank loan in January 2026. During the two-year period ended July 28, 2026, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Grant Thornton and its affiliates (excluding New Mountain and its other affiliates) of approximately $0.8 million. As of July 28, 2026, Goldman Sachs Investment Banking was not mandated by Grant Thornton and/or its Related Entities (as defined below) (excluding New Mountain and its other affiliates) to provide to any such person financial advisory and/or underwriting services. As of July 28, 2026, Goldman Sachs Investment Banking was not soliciting Grant Thornton and/or its Related Entities (excluding New Mountain and its other affiliates) to work on financial advisory and/or underwriting matters for any such persons on which it had not been mandated. Goldman Sachs and/or its affiliates also have provided certain financial advisory and/or underwriting services to New Mountain and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to an investment-grade bond offering by New Mountain Finance Corporation, an affiliate of New Mountain, in September 2024; as financial advisor to New Mountain in connection with its minority stake sale in R1 RCM in November 2024; as bookrunner with respect to a bank loan to OneDigital Health and Benefits, Inc., a portfolio company of New Mountain, in January 2025; as bookrunner with respect to a bank loan to Alight Solutions, a portfolio company of New Mountain, in January 2025; as bookrunner with respect to a high-yield offering by New Mountain Finance Corporation, an affiliate of New Mountain, in February 2025; as bookrunner with respect to New Mountain’s asset securitization in November 2025; and as financial advisor to New Mountain in connection with a continuation fund in April 2026. During the two-year period ended July 28, 2026,

Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to New Mountain and its affiliates (excluding Grant Thornton and its subsidiaries) of approximately $96 million. As of July 28, 2026, including any pending assignments referenced above, Goldman Sachs Investment Banking was mandated by New Mountain and/or its Related Entities (excluding Grant Thornton and its subsidiaries) to provide financial advisory and/or underwriting services unrelated to the Merger with respect to multiple matters and, if all such matters were to be consummated, Goldman Sachs Investment Banking expected that it would recognize compensation in an aggregate amount substantially similar to the transaction fee expected in connection with the Merger. In addition, as is typical for investment banks, Goldman Sachs Investment Banking was, as of July 28, 2026, soliciting New Mountain and/or its Related Entities (excluding Grant Thornton and its subsidiaries) to work on financial advisory and/or underwriting matters unrelated to the Merger on which it had not been, and might not be, mandated. Goldman Sachs Investment Banking was not in a position to estimate the amount of compensation, if any, it expected to recognize with respect to such matters, but it expected that, were it to be mandated on such matters, the mandates would provide for customary compensation. The status, timing and likelihood of consummation of such matters will change over time. One or more members of the Goldman Sachs Investment Banking team working with the Company were also involved in one or more of such mandates and/or solicitations. Goldman Sachs and/or its affiliates may also in the future provide financial advisory and/or underwriting services to the Company, Parent, Grant Thornton, New Mountain, and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation.

As of July 28, 2026, Goldman Sachs Affiliated Entities had (i) no direct GS Principal Investment (as defined below) in the Company and/or its affiliates, (ii) no direct GS Principal Investment in Grant Thornton and its Related Entities (excluding New Mountain and its other affiliates) and (iii) an aggregate direct GS Principal Investment of approximately $14.59 million in various New Mountain Capital funds. As of July 28, 2026, funds managed by affiliates of Goldman Sachs were not co-invested with New Mountain and/or its affiliates but were invested in equity interests of funds managed by affiliates of New Mountain. Funds managed by affiliates of Goldman Sachs and its affiliates may co-invest with, and invest in equity interests of, New Mountain and its affiliates and/or funds managed thereby in the future.

On the public side of Goldman Sachs’ informational wall (the “Public Side”) and in the ordinary course of its various business activities, Goldman Sachs Affiliated Entities may also own equity securities in the Relevant Entities, and/or their respective affiliates arising from engaging in market making, trade execution, clearing, custody, margin lending and other similar financing transactions, securities lending, and related activities (including by acting as agent for third parties executing their transactions or as principal supplying liquidity to market participants, and any related hedging, other risk management or inventory management) (collectively, “Market Making Activities”), which positions change frequently. Regulatory, informational and operational barriers separate the Public Side from Goldman Sachs Investment Banking.

For purposes of this section of the proxy statement, (x) Goldman Sachs relied on its books and records to (i) unless otherwise indicated, calculate all amounts and (ii) determine whether an entity is an affiliate, portfolio company, subsidiary or majority-owned subsidiary of another entity, and (y) the following terms have the definitions set forth below:

GS Principal Investments (including any associated commitments) are (i) direct balance sheet investments in equity interests or equity securities held by Goldman Sachs Affiliated Entities for its own account or (ii) direct investments in equity interests held by a fund managed by a Goldman Sachs Affiliated Entity which fund is primarily for the benefit of Goldman Sachs Affiliated Entities and/or its current and former employees and not third party clients. GS Principal Investments do not include equity interests arising from Market Making Activities, equity derivatives, convertible debt instruments, or warrants or equity kickers received in connection with senior secured loans, mezzanine loans, warehouse loans, preferred equity with a fixed rate of return or other similar types of financing transactions (which may also be subject to hedging or other risk-mitigating instruments). GS Principal Investments also do not include investments by funds managed by Goldman Sachs

Affiliated Entities which funds are almost entirely for the benefit of third party clients (“GS Client Funds”), which funds can co-invest alongside, and/or make Investments in, the Relevant Entities or their respective Related Entities. As investment managers for GS Client Funds, Goldman Sachs Affiliated Entities are required to fulfill a fiduciary responsibility to GS Client Funds in making decisions to purchase, sell, hold or vote on, or take any other action with respect to, any financial instrument.

Related Entities are, as applicable, a person or entity’s subsidiaries, affiliates, portfolio companies and/or funds managed thereby.

The Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Merger. Pursuant to a letter agreement dated June 25, 2026, the Company engaged Goldman Sachs to act as its financial advisor in connection with the Merger. The engagement letter between the Company and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $53 million, approximately $52.8 million of which is contingent upon consummation of the Merger. In addition, the Company has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Interests of Directors and Executive Officers in the Merger

In considering the recommendation of the Board that you vote “FOR” the proposal to adopt the Merger Agreement, you should be aware that our directors and executive officers have interests that may be different from, or in addition to, the interests of CBIZ stockholders generally. The Board was aware of these interests and considered them at the time it approved the Merger Agreement and recommended that CBIZ’s stockholders adopt the Merger Agreement.

CBIZ’s non-employee directors as of the date of this proxy statement are Rick L. Burdick (Chair), Gina D. France, Richard T. Marabito, Kathy A. Raffa, A. Haag Sherman, Todd J. Slotkin, and Rodney A. Young. Benaree Pratt Wiley retired from the Board on May 14, 2026, and she is not entitled to receive any compensation in connection with, or as a result of, the Merger.

CBIZ’s executive officers as of the date of this proxy statement are Jerome P. Grisko, Jr. (President and Chief Executive Officer), Brad Lakhia (Senior Vice President and Chief Financial Officer), and Michael P. Kouzelos (President, Benefits and Insurance Services). Chris Spurio, CBIZ’s former President, Financial Services, left the employment of CBIZ on January 31, 2026 and Ware Grove retired from his positions as CBIZ’s Senior Vice President and Chief Financial Officer on March 17, 2025.

For information regarding beneficial ownership of Shares by each of CBIZ’s current directors and executive officers and all of such directors and executive officers as a group, please see the section entitled “Security Ownership of Certain Beneficial Owners,” beginning on page 107.

Treatment of Outstanding Equity Awards

The treatment of equity awards held by CBIZ’s directors and executive officers in connection with the Merger is the same as the treatment of equity awards held by other holders of CBIZ equity awards, as described in the section entitled “The Merger Agreement–Treatment of Outstanding Equity Awards,” beginning on page 65. At the Effective Time, each Share of unvested Company Restricted Stock held by a non-employee director will be cancelled and converted into the right to receive an amount in cash based on the Merger Consideration. All outstanding Company Options are fully vested and held by current directors. In connection with the Merger, each outstanding Company Option will be cancelled and converted automatically into the right to receive an aggregate amount in cash equal to the product of (i) the excess (if any) of the Merger Consideration over the applicable exercise price per Share underlying such Company Option and (ii) the total number of Shares subject to such Company Option. In addition, each vested Company RSU and vested Company PSU held by CBIZ’s executive officers that has not yet been settled (if any), will be converted into the right to receive an amount in cash based on the Merger Consideration. Each unvested Company RSU and unvested Company PSU held by CBIZ’s executive officers will be converted into a Replacement RSU Award and Replacement PSU Award, respectively, that will generally remain subject to the corresponding award’s time-vesting schedule (except that each Replacement PSU Award will (i) be based on the target number of Shares subject to the corresponding unvested Company PSU and (ii) vest on the last day of the performance period applicable to the corresponding unvested Company PSU), and, upon vesting, will become payable in cash based on the Merger Consideration, subject to continued employment and to full acceleration upon certain qualifying terminations of employment, as described in the section entitled “The Merger Agreement–Treatment of Outstanding Equity Awards.” None of CBIZ’s directors and executive officers hold Company Units or Marcum Performance Shares, as described in the section entitled “The Merger Agreement–Treatment of Outstanding Equity Awards.”

The tables below set forth, as of July 31, 2026, (i) the number of Company RSUs and Company PSUs, whether vested or unvested, held by CBIZ’s executive officers (with respect to unvested Company PSUs, based on the target number of Shares subject thereto) and the number of Shares of unvested Company Restricted Stock held by CBIZ’s non-employee directors and (ii) the aggregate cash consideration that would be payable in respect of such Company RSUs, Company PSUs and shares of Company Restricted Stock, as applicable, based on the Merger Consideration. None of the executive officers hold Company Options. Depending on when the Merger is consummated, certain unvested Company RSUs, unvested Company PSUs and Shares of unvested Company Restricted Stock included in the tables below may vest (and be settled) or be forfeited prior to the consummation of the Merger pursuant to their terms, independent of the Merger.

Executive Officer Equity Awards Summary Table

Name	Company RSUs (#)	Company RSUs ($)	Company PSUs (#)	Company PSUs ($)
Jerome P. Grisko, Jr.	113,553	6,245,415	139,077	7,649,235
Brad Lakhia	127,225	6,997,375	39,040	2,147,200
Michael P. Kouzelos	28,966	1,593,130	36,303	1,996,665
Chris Spurio	—	—	19,812	1,089,660
Ware Grove	2,602	143,110	7,806	429,330

Non-Employee Director Equity Awards Summary Table

Name	Company Restricted Stock (#)	Company Restricted Stock ($)
Rick L. Burdick	7,232	397,760
Gina D. France	7,232	397,760
Richard T. Marabito	7,232	397,760
Kathy A. Raffa	7,232	397,760
A. Haag Sherman	7,232	397,760
Todd J. Slotkin	7,232	397,760
Rodney A. Young	7,232	397,760

Change in Control Severance (CEO)

Pursuant to Mr. Grisko’s employment agreement, upon a termination of employment by CBIZ without “cause” or by Mr. Grisko for “good reason” (as such terms are defined in Mr. Grisko’s employment agreement and each, a “CEO Good Leaver Termination”), in each case, during the two-year period following the consummation of a “change in control” of CBIZ, Mr. Grisko will be entitled to receive the following severance payments and benefits:

•	a lump sum payment equal to three times the sum of Mr. Grisko’s base salary and average bonus paid to Mr. Grisko for the three years immediately preceding the year of termination;

•

either (i) continued participation at no cost to Mr. Grisko in CBIZ’s medical, hospitalization, dental, and group life insurance programs for the two-year period following Mr. Grisko’s termination or (ii) providing Mr. Grisko with the economic equivalent thereof; and

•	the transfer of Mr. Grisko’s Company vehicle.

The Merger will constitute a “change in control” of CBIZ for purposes of Mr. Grisko’s employment agreement.

The severance payments and benefits under Mr. Grisko’s employment agreement are subject to Mr. Grisko’s timely execution and non-revocation of a release of claims.

Pursuant to the terms of Mr. Grisko’s retention bonus agreement (described in the section entitled “Retention and Transaction Bonuses,” beginning on page 50), upon a termination of employment by CBIZ without “cause” (as defined in Mr. Grisko’s employment agreement) prior to January 1, 2027, Mr. Grisko is also eligible to receive a lump sum payment equal to his prorated annual bonus for the year of termination at the actual level of performance.

Change in Control Severance Plan

The Board has adopted a Change in Control Severance Plan (“CIC Severance Plan”) pursuant to which each of Messrs. Lakhia and Kouzelos has received a participation letter setting forth the terms applicable to their participation in the CIC Severance Plan. Under the CIC Severance Plan, upon a termination of employment by CBIZ without “cause” or by the executive officer for “good reason” (as such terms are defined in the CIC Severance Plan), in each case, during the period commencing on the earlier of (i) the public announcement by CBIZ of a transaction that results in a change in control of CBIZ and (ii) the entry by CBIZ into a definitive agreement that results in a change in control of CBIZ, and ending two years following the consummation of a change in control of CBIZ (each, a “Covered Termination”), Messrs. Lakhia and Kouzelos are entitled to severance payments and benefits in accordance with the terms and conditions of the CIC Severance Plan and their respective participation letters. The Merger will constitute a “change in control” of CBIZ for purposes of the CIC Severance Plan.

The severance payments and benefits under the CIC Severance Plan upon a Covered Termination are as follows:

•	a lump sum payment equal to two times the sum of base salary and target annual bonus;

•	a lump sum payment equal to the executive officer’s prorated annual bonus for the year of termination at the target level of performance; and

•	a lump sum payment equal to the cost of the executive officer’s premiums for coverage under CBIZ’s group health plan for a period of 24 months.

The severance payments and benefits under the CIC Severance Plan are subject to the executive officer’s timely execution and non-revocation of a release of claims. Mr. Grisko’s employment agreement and the CIC Severance Plan each contain a “best-net” Section 280G provision under which payments will either be made in full or reduced to the maximum amount that would not be subject to the excise tax under Section 4999 of the Code (as defined below), depending on which treatment produces the greater after-tax benefit to the executive officer. However, as contemplated by the Merger Agreement, certain executive officers may enter into agreements with CBIZ pursuant to which they may become entitled to receive Section 280G make-whole payments in connection with payments and benefits payable under the CIC Severance Plan or otherwise that are subject to the excise tax under Section 4999 of the Code.

Retention and Transaction Bonuses

In connection with the Merger, the Board has adopted a retention bonus program for certain eligible employees. Under this program, 25% of each retention bonus is payable upon the consummation of a change in control and 75% is payable on the date that is 6 months following the consummation of a change in control, subject generally to continued employment through the applicable retention date (subject to certain termination protections). The Merger will constitute a “change in control” for purposes of the retention bonus program. The executive officers are eligible to receive the following amounts under the retention bonus program: Mr. Grisko ($1,302,000); Mr. Lakhia ($562,500); and Mr. Kouzelos ($486,000).

In connection with CBIZ’s entry into the Merger Agreement, CBIZ entered into transaction bonus award agreements with certain employees, including Mr. Lakhia. Pursuant to his transaction bonus award agreement, Mr. Lakhia has received a cash transaction bonus in the amount of $250,000.

Agreements with Parent Following the Merger

As of the date of this proxy statement, none of CBIZ’s executive officers have entered into any new agreement, arrangement or understanding with Parent or any of its affiliates regarding the terms and conditions of compensation, incentive pay or employment with CBIZ following the consummation of the Merger. Prior to or following the consummation of the Merger, it is possible that new agreements and/or amendments to existing employment or compensation arrangements may be entered into by CBIZ’s executive officers with Parent or one of its affiliates regarding their employment after the Merger.

Director and Officer Indemnification and Insurance

Pursuant to the terms of the Merger Agreement, each current or former director or officer of CBIZ will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies following the Merger. For a more detailed description of the provisions of the Merger Agreement relating to director and officer indemnification and insurance, please see the section entitled “The Merger Agreement– Director and Officer Indemnification and Insurance,” beginning on page 82.

Summary of Potential Transaction Payments to Named Executive Officers

The information set forth below is required by Item 402(t) of Regulation S-K regarding compensation that is based on or otherwise relates to the Merger that CBIZ’s named executive officers could receive in connection with the Merger, as described more fully in the section entitled “The Merger–Interests of Directors and Executive Officers in the Merger,” beginning on page 47. The table below provides information for each of CBIZ’s named executive officers. Holders of Shares as of the Record Date are being asked to approve, on a non-binding, advisory basis, such compensation. Because the vote to approve such compensation is advisory only, it will not be binding on any of CBIZ, the Board, Parent or the Surviving Corporation. Accordingly, if the Merger Agreement Proposal is approved by the CBIZ stockholders and the Merger is consummated, the compensation will be payable regardless of the outcome of the vote to approve such compensation, subject only to the conditions applicable thereto, which are described in the footnotes to the tables below and above in the section entitled “The Merger–Interests of Directors and Executive Officers in the Merger,” beginning on page 47.

The potential payments in the tables below are quantified in accordance with Item 402(t) of Regulation S-K. The estimated values are based on (i) an assumption that the Merger was consummated on July 31, 2026, (ii) the

Merger Consideration, (iii) the named executive officers’ base salaries and target annual bonus opportunities as in effect as of the date of this proxy statement and (iv) an assumption that each named executive officer experiences a qualifying termination of employment immediately following the consummation of the Merger (and, for Mr. Grisko, prior to January 1, 2027) under circumstances that entitle such named executive officer to receive accelerated vesting and payment of their Replacement RSU Awards and Replacement PSU Awards as described in the section entitled “The Merger Agreement–Treatment of Outstanding Equity Awards,” beginning on page 65, and change-in-control severance payments as described in the sections entitled “Change in Control Severance (CEO),” and “Change in Control Severance Plan,” respectively, beginning on page 49. As such, the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement, and do not reflect certain compensation actions that may occur before the consummation of the Merger. In addition, the amounts shown do not reflect any potential reduction pursuant to the Section 280G “best-net” provision in Mr. Grisko’s employment agreement and the CIC Severance Plan. A definitive analysis of the need, if any, for such reductions will depend on the date the Merger is consummated, the date of termination (if any) of the named executive officer and certain other assumptions used in the applicable calculations. As a result, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.

Named Executive Officer Merger-Related Compensation

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Jerome P. Grisko, Jr.	7,968,870	13,894,650	182,325	22,045,845
Brad Lakhia	3,687,500	9,144,575	68,789	12,900,864
Michael P. Kouzelos	2,934,000	3,589,795	42,899	6,566,694
Chris Spurio(4)	—	1,089,660	—	1,089,660
Ware Grove(5)	—	572,440	—	572,440

(1)

The amounts in this column reflect, (i) assuming Mr. Grisko experiences a CEO Good Leaver Termination under his employment agreement, a severance payment equal to three times the sum of base salary and average bonus paid for the three years immediately preceding the year of termination ($5,964,870), plus a prorated annual bonus for the year of termination based on actual performance ($702,000) (which amount has been calculated at target rather than actual performance, as actual performance is not yet determinable) (ii) assuming each of Messrs. Lakhia and Kouzelos experience a Covered Termination under the CIC Severance Plan, a severance payment under the CIC Severance Plan equal to two times the sum of base salary and target annual bonus ($2,500,000 for Mr. Lakhia and $2,160,000 for Mr. Kouzelos), plus a prorated target annual bonus for the year of termination ($375,000 and $288,000 for Mr. Lakhia and Mr. Kouzelos, respectively) pro-rated through July 31, 2026, (iii) retention award payments of $1,302,000, $562,500 and $486,000 for Mr. Grisko, Mr. Lakhia and Mr. Kouzelos, respectively and (iv) the $250,000 transaction bonus paid to Mr. Lakhia following CBIZ’s entry into the Merger Agreement. Of the retention award amounts, 25% constitutes “single-trigger” compensation payable upon consummation of the Merger, subject to continued employment through the closing, and 75% constitutes “double-trigger” compensation that would become payable upon the earlier of six months following closing or an assumed qualifying termination following the consummation of the Merger. The severance and prorated bonus amounts constitute “double-trigger” compensation.

(2)

The amounts in this column and in the table below reflect the value of (i) each vested Company RSU and vested Company PSU held by each named executive officer that has not yet been settled (if any) and (ii) the accelerated vesting and payment of each named executive officer’s Replacement RSU Awards and Replacement PSU Awards that would occur upon the occurrence of a qualifying termination immediately following the consummation of the Merger. Replacement PSU Awards are valued based on target performance. These amounts constitute “double-trigger” compensation.

Name	Company RSUs ($)	Company PSUs ($)
Jerome P. Grisko, Jr.	6,245,415	7,649,235
Brad Lakhia	6,997,375	2,147,200
Michael P. Kouzelos	1,593,130	1,996,665
Chris Spurio	—	1,089,660
Ware Grove	143,110	429,330

(3)

The amounts in this column and the table below reflect the estimated value of benefits that may become payable upon the occurrence of a qualifying termination, consisting of the medical, hospitalization, dental and group life insurance continuation under Mr. Grisko’s employment agreement and the lump-sum COBRA reimbursement payable under the CIC Severance Plan (as applicable) and, in the case of Mr. Grisko, the transfer of the company vehicle (at Kelley Book Value) under the Grisko Employment Agreement.

Name	COBRA Premiums ($)	Automobile ($)
Jerome P. Grisko, Jr.	42,450	139,875
Brad Lakhia	68,789	—
Michael P. Kouzelos	42,899	—
Chris Spurio	—	—
Ware Grove	—	—

(4)

Mr. Spurio, CBIZ’s former President, Financial Services, left the employment of CBIZ on January 31, 2026. In connection with Mr. Spurio’s departure, all of his unvested Company RSUs immediately vested, and all of his outstanding and unvested Company PSUs became eligible to vest based on actual performance achieved through the end of the applicable performance period. In accordance with the terms of the Merger Agreement, the table above reflects Mr. Spurio’s PSUs vesting at target.

(5)

Mr. Grove retired from his positions as CBIZ’s Senior Vice President and Chief Financial Officer on March 17, 2025. In connection with his retirement, pursuant to the terms of his second amended and restated employment agreement, Mr. Grove retained all outstanding and unvested Company RSUs and eligibility to vest in all outstanding and unvested Company PSUs based on actual performance achieved through the end of the applicable performance period. In accordance with the terms of the Merger Agreement, the table above reflects Mr. Grove’s PSUs vesting at target.

Certain Effects of the Merger

Following the Merger, all of the Company’s equity interests will be legally and beneficially owned by Parent, and none of the Company’s current stockholders will, by virtue of the Merger, have any ownership interest in, or be a stockholder of, the Surviving Corporation or Parent after the completion of the Merger. As a result, the Company’s current stockholders will no longer benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of the Shares. Following the Merger, Parent will benefit from any increase in the Company’s enterprise value and also will bear the risk of any decrease in the Company’s enterprise value.

For information regarding the effects of the Merger on the Company’s outstanding equity awards, see the sections entitled “The Merger-Interests of Directors and Executive Officers in the Merger,” beginning on page 47, and “The Merger Agreement-Treatment of Outstanding Equity Awards,” beginning on page 65.

The Shares are currently registered under the Exchange Act and trade on NYSE under the symbol “CBZ.” Following the completion of the Merger, the Shares will no longer be traded on NYSE or any other public market. In addition, the registration of the Shares under the Exchange Act will be terminated, and the Company will no longer be required to file periodic and other reports with the SEC with respect to such Shares. Termination of registration of the Shares under the Exchange Act will reduce the information required to be furnished by the Company to the Company’s stockholders and the SEC, and would make certain provisions of the Exchange Act, such as the requirement to file annual and quarterly reports pursuant to Section 13(a) or 15(d)

of the Exchange Act, the short-swing trading provisions of Section 16(b) of the Exchange Act and the requirement to furnish a proxy statement in connection with stockholders’ meetings pursuant to Section 14(a) of the Exchange Act, no longer applicable to the Company to the extent that they apply solely as a result of the registration of the Shares under the Exchange Act.

Consequences if the Merger is Not Completed

If the Merger Agreement Proposal is not approved by the Company’s stockholders, or if the Merger is not completed for any other reason, you will not receive any consideration from Parent or Merger Sub for your Shares. Instead, CBIZ will remain a public company and the Shares will continue to be listed and traded on NYSE. We expect that our management will operate our business in a manner similar to that in which it is being operated today and that holders of Shares will continue to be subject to the same risks and opportunities as they currently are subject to with respect to their ownership of the Shares. If the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of the Shares, including the risk that the market price of the Shares may decline to the extent that the current market price of the Shares reflects a market assumption that the Merger will be completed and, if that were to occur, it is uncertain when, if ever, the price would return to the price at which the Shares trade as of the date of this proxy statement. If the Merger Agreement Proposal is not approved by the Company’s stockholders, or if the Merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to us will be offered or that our business, prospects or results of operations will not be adversely impacted.

In addition, if the Merger Agreement is terminated under specified circumstances, the Company will be required to pay to Parent the Company Termination Fee or the Go-Shop Termination Fee (as applicable). The Merger Agreement also provides that Parent will be required to pay CBIZ the Parent Termination Fee if the Merger Agreement is terminated due to certain reasons related to Parent’s breach or failure to close. For additional information, see the section entitled “The Merger Agreement-Termination Fees,” beginning on page 89.

You should also read and consider carefully the other information in this proxy statement, the Annexes to this proxy statement and the documents incorporated by reference herein, including the risk factors contained in the Company’s Annual Report on Form 10-K (as amended), subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the proxy statement. See the section entitled “Where You Can Find More Information,” beginning on page 112.

Material U.S. Federal Income Tax Consequences of the Merger

The following discussion is a summary of certain material U.S. federal income tax consequences relating to the Merger that are relevant to stockholders of the Company whose Shares are exchanged for cash pursuant to the Merger. This summary is for general information purposes only, is not tax advice and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to U.S. Holders and Non-U.S. Holders (each, as defined below) in light of their particular facts and circumstances. This summary is based on current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing, proposed and temporary regulations thereunder and administrative and judicial interpretations thereof in effect as of the date hereof, all of which are subject to change or differing interpretations at any time, possibly with retroactive effect. Any such change could affect the accuracy of the statements and conclusions set forth in this discussion. The Company has not sought, and does not intend to seek, any ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS. Furthermore, no opinion of counsel has been or will be rendered with respect to any tax considerations of the Merger or any related transactions. The use of words such as “will” and “should” in any tax-related discussion contained herein is not intended to convey a particular level of comfort.

This summary is limited to stockholders of the Company who hold their Shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This summary does not describe any of the tax consequences arising under the laws of any state, local or non-U.S. tax jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation (e.g., state, gift or alternative minimum tax, the Medicare net investment income surtax, or any withholding considerations under the Foreign Account Tax Compliance Act of 2010 (including regulations issued thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith and any laws, regulations or practices adopted in connection with any such agreement)) that may be relevant or applicable to a particular holder in connection with the Merger. For purposes of this discussion, a “holder” means either a U.S. Holder or a Non-U.S. holder or both, as the context may require. In addition, this discussion does not address consequences relevant to holders subject to special rules under the U.S. federal income tax laws, including, for example, but not limited to:

•	banks and certain other financial institutions;

•	mutual funds;

•	insurance companies;

•	brokers or dealers in securities, currencies, or commodities;

•	dealers or traders in securities subject to a mark-to-market method of accounting;

•	regulated investment companies and real estate investment trusts;

•	tax-qualified retirement plans;

•	tax-exempt organizations (including private foundations), governmental agencies, instrumentalities, or other governmental organizations and pension funds;

•	holders that are holding Shares as part of a “straddle,” hedge, constructive sale, or other integrated transaction or conversion transaction or similar transactions;

•	U.S. Holders whose functional currency is not the U.S. dollar;

•

partnerships, other entities classified as partnerships for U.S. federal income tax purposes, “S corporations,” or any other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

•	expatriated entities subject to Section 7874 of the Code;

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	holders that own or have owned (directly, indirectly, or constructively) five percent or more of Shares (by vote or value);

•

holders required to accelerate the recognition of any item of gross income with respect to their shares as a result of such income being recognized on an applicable financial statement (as defined in Section 451(b) of the Code);

•	grantor trusts;

•	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	Holders who are subject to the alternative minimum tax;

•

persons who hold or received Shares pursuant to the exercise of any employee stock option, in connection with a restricted stock unit award or company performance stock unit award or otherwise in a compensatory transaction;

•	holders that own an equity interest in Parent following the Merger;

•	holders that hold their Shares through a bank, financial institution, or other entity, or a branch thereof, located, organized, or resident outside the United States;

•	holders that acquire or sell Shares of the Company as part of wash sales for U.S. federal income tax purposes; or

•	holders who properly exercise appraisal rights with respect to their Shares.

If a partnership, or another entity or arrangement, domestic or foreign, treated as a partnership for U.S. federal income tax purposes, is the beneficial owner of Shares of the Company, then the U.S. federal income tax treatment of its partners or members generally will depend upon the status of the partner or member and the partnership’s activities. Accordingly, partnerships or other entities treated as partnerships for U.S. federal income tax purposes that hold Shares, and partners or members in those entities, are urged to consult their tax advisors regarding the specific U.S. federal income tax consequences to them of the Merger.

This discussion does not address the tax consequences of acquisitions or dispositions of Shares outside the Merger, or transactions pertaining to options or other equity awards of the Company in connection with the Merger.

THIS DISCUSSION IS INTENDED ONLY AS A GENERAL SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO ANY HOLDERS. EACH HOLDER AND/OR OTHER BENEFICIAL OWNERS OF SHARES ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING FEDERAL ESTATE, GIFT AND OTHER NON-INCOME TAX CONSEQUENCES, AND TAX CONSEQUENCES UNDER APPLICABLE U.S. TAX TREATIES AND STATE, LOCAL OR NON-U.S. TAX LAWS, INCLUDING POSSIBLE CHANGES IN SUCH LAWS.

U.S. Holders

This section applies to U.S. Holders. For purposes of this summary, the term “U.S. Holder” means a beneficial owner of Shares that, for U.S. federal income tax purposes, is or is treated as any of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or an entity treated as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust, if (i) a United States court is able to exercise primary supervision over the trust’s administration and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have authority to control all of the trust’s substantial decisions or (ii) the trust has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The exchange of Shares for cash pursuant to the Merger will be a taxable transaction to U.S. Holders for U.S. federal income tax purposes. In general, a U.S. Holder who receives cash in exchange for Shares pursuant to the Merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between (i) the amount of cash received and (ii) the U.S. Holder’s adjusted tax basis in the Shares surrendered for cash pursuant to the Merger. Gain or loss will be determined separately for each block of Shares (that is, Shares acquired at the same cost in a single transaction) surrendered for cash pursuant to the Merger. Such gain or loss would be long-term capital gain or loss, provided that the holding period for such block(s) of Shares are more than one year at the time of consummation of the Merger. Long-term capital gains recognized by certain non-corporate U.S. Holders are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses by a U.S. Holder is subject to certain limitations.

Non-U.S. Holders

This section applies to “Non-U.S. Holders.” For purposes of this summary, a “Non-U.S. Holder” means a beneficial owner of Shares that is not a U.S. Holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes. Non-U.S. Holders are urged to consult their tax advisors to determine the U.S. federal, state, local, non-U.S. and other tax consequences that may be relevant to them in light of their particular circumstances.

A Non-U.S. Holder will not be subject to U.S. federal income tax on gain realized in connection with the Merger, unless:

•

the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by such Non-U.S. Holder in the United States);

•

the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition of Shares pursuant to the Merger and certain other requirements are met; or

•

the Shares constitute a United States real property interest (“USRPI”) by reason of Company’s status as a United States real property holding corporation (“USRPHC”) for U.S. federal income tax purposes and one or more other conditions are satisfied.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

A Non-U.S. Holder described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on gain realized in connection with the Merger, which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet point above, although the Company has not made a definitive determination, the Company believes that it is not currently, and has not been during the preceding five years ending on the date of the Merger, a USRPHC. Because the determination of whether Company is a USRPHC depends on the fair market value of Company’s USRPIs relative to the fair market value of Company’s non-USRPIs and other business assets, there can be no assurance that Company is not, and has not been during the preceding five years ending on the date of the Merger, a USRPHC. Even if the Company is a USRPHC, gain arising from the sale or other taxable disposition of Shares by a Non-U.S. Holder will not be subject to U.S. federal income tax if the Shares are “regularly traded,” as defined by applicable Treasury Regulations, on an established securities market and such Non-U.S. Holder owned, actually and constructively, 5% or less of the Share of the Company throughout the shorter of the five-year period ending on the date of the sale or other taxable disposition or the Non-U.S. Holder’s holding period. Non-U.S. Holders are urged to consult their tax advisors about the consequences that could result if Company is or were to become a USRPHC.

Information Reporting and Backup Withholding

Payments made in exchange for Shares pursuant to the Merger may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). Information reporting and backup withholding may apply to the proceeds received by a holder pursuant to the Merger. Backup withholding generally will not apply to a U.S. Holder that furnishes a correct taxpayer identification number and certifies under penalty of perjury that such U.S. Holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form). Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, provided that the Required Information is timely furnished to the IRS.

A Non-U.S. Holder may be subject to information reporting and backup withholding (currently at a rate of 24%) on payments made in exchange for Shares pursuant to the Merger. To avoid backup withholding, a Non-U.S. Holder that does not otherwise establish an exemption from backup withholding should complete and return an IRS Form W-8BEN, IRS Form W-8BEN-E or other appropriate IRS Form W-8, as applicable, for the Non-U.S. Holder, in accordance with the instructions thereto, certifying that such Non-U.S. Holder is not a “United States person” (within the meaning of the Code). Non-U.S. Holders should consult their tax advisors to determine which IRS Form W-8 is appropriate.

Certain stockholders (including corporations) generally are not subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld under the backup withholding rules generally will be allowed as a refund or credit against the U.S. federal income tax liability of a holder, provided the required information is properly and timely furnished by such holder to the IRS. The IRS may impose a penalty upon a holder that fails to provide the correct taxpayer identification number.

The tax discussion set forth above is included for general information only and is not tax advice. You are urged to consult your tax advisor to determine the particular tax consequences to you of the Merger, including the applicability and effect of U.S. federal, state, local, non-U.S. and other tax laws and treaties.

Regulatory Approvals

Under the Merger Agreement, completion of the Merger is conditioned on the expiration or termination of the waiting period applicable to the completion of the Merger under the HSR Act.

On August 11, 2026, the Company and Parent filed their respective notification and report forms under the HSR Act with respect to the Merger with the FTC and the DOJ, which triggered the start of the HSR Act waiting period. The HSR Act waiting period expired at 11:59 p.m. Eastern Time on September 10, 2026.

At any time before or after the Merger is completed, the FTC, the DOJ, U.S. state attorneys general as well as non-U.S. regulatory bodies could take action under antitrust laws and/or foreign investment laws in opposition to the Merger, including seeking to enjoin completion of the Merger, condition adoption of the Merger Agreement upon the divestiture of assets of the Company or its subsidiaries or impose restrictions on post-Merger operations or other conditions. Private parties also may seek to take legal action under the U.S. federal or state antitrust laws under some circumstances.

For a description of the Company’s and Parent’s respective obligations under the Merger Agreement with respect to regulatory approvals, see the section entitled “The Merger Agreement-Efforts to Complete the Merger,” beginning on page 79.

Payment of Merger Consideration

Prior to the Effective Time, Parent will select, with the Company’s prior written approval (which shall not be unreasonably withheld, conditioned or delayed), the Paying Agent to exchange the Shares for the Merger Consideration. At or prior to the Effective Time, Parent will deposit or cause to be deposited with the Paying Agent, the Exchange Fund. Promptly after the Effective Time (and in any event within five (5) business days after the Effective Time), Parent will cause the Paying Agent to mail to each holder of record of certificates representing Shares outstanding immediately prior to the Effective Time (other than in respect of Excluded Shares and Dissenting Shares): (i) a letter of transmittal in customary form advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration, and specifying that delivery will be effected, and risk of loss and title to the certificates will pass, only upon delivery of the certificates (or affidavits of loss in lieu of the certificates) and such other documents as may be reasonably required by the Paying Agent (including a validly issued IRS Form W-9 or applicable IRS Form W-8) and (ii) instructions for use in effecting the surrender of the certificates (or affidavits of loss in lieu of the certificates and such other documents). Upon the surrender of a certificate (or delivery of an affidavit of loss in lieu of the certificate) to the Paying Agent in accordance with the terms of such transmittal materials, the holder of such certificate will be entitled to receive in exchange for such certificate an amount in immediately available funds (or, if no wire transfer instructions are provided, a check, and in each case, after giving effect to any required tax withholding) equal to the cash amount that such holder is entitled to receive as the Merger Consideration, and the certificate so surrendered will be cancelled. No interest will be paid or accrued on any amount payable to holders of certificates. In the event of a transfer of ownership of Shares represented by a certificate that is not registered in the transfer records of the Company, a check for any cash to be paid upon due surrender of the certificate may be issued and/or paid to such a transferee if the certificate representing such Shares is presented to the Paying Agent, properly endorsed for transfer or otherwise in proper form for transfer, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer or other similar taxes have been paid or are not applicable.

In the event any certificate is lost, stolen or destroyed, upon the making of an affidavit (in form and substance satisfactory to Parent and the Surviving Corporation) of that fact by the person claiming such certificate to be lost, stolen or destroyed to the Paying Agent or the Surviving Corporation and, if required by the Parent or the Surviving Corporation, the posting by such person of a bond, in such reasonable amount as Parent or the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed certificate the cash that would have been issuable or payable (after giving effect to any required tax withholdings) had such lost, stolen or destroyed certificate been surrendered.

Promptly after the Effective Time (and in any event within five (5) business days after the Effective Time), Parent will cause the Paying Agent to (i) mail to each registered holder of uncertificated Shares (other than in respect of Excluded Shares and Dissenting Shares) materials advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration and (ii) deliver the cash amount that such holder is entitled to receive in respect of its Shares (after giving effect to any required tax withholdings), without interest thereon.

After the completion of the Merger, holders of Shares will cease to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration upon the terms and subject to the conditions set forth in the Merger Agreement.

The Paying Agent will return to Parent or the Surviving Corporation, as designated by Parent, all funds in its possession that remain unclaimed by the stockholders of the Company at the one-year anniversary of the Effective Time. After that time, if a Company stockholder has not received payment of the Merger Consideration, such former stockholder may look only to the Parent for payment of the Merger Consideration, subject to applicable abandoned property, escheat and other similar laws.

Financing of the Merger

The Merger is not subject to any financing condition. Parent estimates that the total funds necessary to complete the Merger and pay the Merger Consideration will be approximately $5,235,000,000, including estimated transaction fees and expenses. Parent expects these amounts to be funded through a combination of committed debt financing (as described below), and pursuant to the Equity Commitment Letter.

Equity Commitment Letter

In connection with the Merger, Parent delivered to the Company the Equity Commitment Letter, pursuant to which the Equity Investors have committed, subject to the terms and conditions contained therein, to contribute the Investor Commitment to Turbo Parent immediately prior to the Closing, and Turbo Parent has committed, immediately following the consummation of the Investor Commitment, to contribute to Parent the Equity Financing.

The obligations of the Equity Investors and Turbo Parent to fund the equity commitments are subject to a number of conditions, including (i) the satisfaction in full or waiver by Parent on or before the Closing, of all of the conditions precedent to Parent’s obligations to consummate the Transactions set forth in Sections 7.1 and 7.2 of the Merger Agreement (other than those conditions that, by their nature, are to be satisfied by actions taken at the Closing, provided that such conditions will be satisfied at the Closing), (ii) the substantially concurrent consummation of the Transactions in accordance with the terms of the Merger Agreement and (iii) in the case of Turbo Parent, the receipt, subject to the terms and conditions contained in the Equity Commitment Letter, of (a) up to $200,000,000 in exchange for convertible preferred equity securities of Turbo Parent, together with warrants to purchase common equity of Turbo Parent and (b) up to $635,000,000, in each case, pursuant to the Investor Commitment.

Other Financing

In connection with the Merger Agreement, Parent and Grant Thornton entered into the Opco Commitment Letter, pursuant to which the Opco Commitment Parties committed to provide (a)(i) a U.S. dollar-denominated incremental term facility in an aggregate principal amount equal to $750,000,000, (ii) a Euro-denominated incremental term facility in an aggregate principal amount equal to the Euro equivalent of $500,000,000 and (iii) incremental revolving facility commitments in an aggregate principal amount equal to $200,000,000, in the case of each of clauses (a)(i)-(iii), as senior secured first lien facilities incurred under Grant Thornton’s existing credit agreement (clauses (a)(i)-(iii) collectively, the “Incremental Credit Facilities”), and (b) a U.S. dollar-denominated senior secured notes bridge facility in an aggregate principal amount equal to $1,750,000,000 (the “Notes Bridge Facility” and, together with the Incremental Credit Facilities, the “Opco Credit Facilities”).

The $1,750,000,000 committed under the Notes Bridge Facility is reduced, dollar-for-dollar, by the amount of gross proceeds of any Senior Secured Notes or other Securities issued by Grant Thornton on or prior to the Closing Date, used for same purposes as for the Notes Bridge Facility.

Subject to specified exceptions and qualifications, the debt commitments pursuant to the Opco Commitment Letter will be available to Parent and Grant Thornton until the earliest of (i) the valid termination of the Merger Agreement in accordance with its terms after the execution of the Merger Agreement and prior to the consummation of the funding set forth in the Opco Commitment Letter, (ii) the consummation of the Merger without the use of the Opco Credit Facilities and (iii) 11:59 p.m., New York City time, on the date that is five (5) business days after the Termination Date (as defined herein). The Opco Commitment Parties’ obligation to provide the debt financing under the Opco Commitment Letter is subject to various conditions precedent, including, without limitation, the following (subject to certain exceptions and qualifications as set forth in the Opco Commitment Letter):

•	the simultaneous consummation of the Merger in accordance with the Merger Agreement;

•

subject to certain limitations, the execution and delivery of (i) definitive documentation in respect of the debt financing under the Opco Commitment Letter in accordance with the Opco Commitment Letter and (ii) documents and instruments necessary to establish a perfected security interest in the collateral for the debt financing under the Opco Credit Facilities;

•	subject to certain limitations, the absence of a Material Adverse Effect having occurred since the date of the Merger Agreement;

•	payment of all applicable fees and expenses in connection with the debt financing under the Opco Commitment Letter;

•	delivery of certain audited and unaudited financial statements;

•

receipt by the Opco Commitment Parties of documentation and other information about Grant Thornton and certain loan parties in the debt financing required under applicable “know your customer” and anti-money laundering rules and regulations (including the PATRIOT Act);

•	the repayment of certain outstanding debt of the Company;

•	the accuracy in all material respects of certain representations and warranties in the Merger Agreement and specified representations and warranties in the debt financing documents;

•	the completion of certain equity contributions by affiliates of New Mountain and certain other investors in an amount of at least $200,000,000; and

•

as conditions to the availability of the Notes Bridge Facility, certain actions have been taken thereto, including the engagement of investment banks, who shall be provided a marketing period of the first twelve (12) consecutive business days following the receipt of a customary offering memorandum (containing all customary information, including certain financial statements).

Separately, Parent and TGI entered into the Holdco Commitment Letter, pursuant to which the Holdco Commitment Party committed to provide a senior secured term loan facility in an aggregate principal amount equal to $1,400,000,000 (the “Holdco Term Facility”). The Holdco Term Facility is subject to reduction, dollar-for-dollar, to the extent Parent or TGI arranges certain equity or equity-like financing raised by, or contributed to, TGI in lieu of all or a portion of the Holdco Term Facility.

Subject to specified exceptions and qualifications, the debt commitments pursuant to the Holdco Commitment Letter will be available to Parent and TGI until the earliest of (i) valid the termination of the Merger Agreement in accordance with its terms after the execution of the Merger Agreement and prior to the consummation of the funding set forth in the Holdco Commitment Letter, (ii) the consummation of the Merger without the use of the Holdco Term Facility and (iii) 11:59 p.m., New York City time, on the date that is five (5) business days after the Termination Date (as defined herein). The Holdco Commitment Party’s obligation to provide the debt financing under the Holdco Commitment Letter is subject to various conditions precedent, including, without limitation, the following (subject to certain exceptions and qualifications as set forth in the Holdco Commitment Letter):

•	the simultaneous consummation of the Merger in accordance with the Merger Agreement;

•

subject to certain limitations, the execution and delivery of (i) definitive documentation in respect of the debt financing under the Holdco Commitment Letter in accordance with the Holdco Commitment Letter and (ii) documents and instruments necessary to establish a perfected security interest in the collateral for the debt financing Holdco Term Facility;

•	the completion of certain equity contributions by affiliates of New Mountain and certain other investors in an amount equal to at least $200,000,000;

•	subject to certain limitations, the absence of a Material Adverse Effect having occurred since the date of the Merger Agreement;

•	payment of all applicable fees and expenses in connection with the debt financing under the Holdco Commitment Letter;

•	the accuracy in all material respects of certain representations and warranties in the Merger Agreement and specified representations and warranties in the debt financing documents;

•

receipt by the Holdco Commitment Party of documentation and other information about TGI and certain loan parties in the debt financing required under applicable “know your customer” and anti-money laundering rules and regulations (including the PATRIOT Act); and

•	the repayment of certain outstanding debt of the Company.

The proceeds of the facilities under the Commitment Letters may be used for purposes of refinancing the Company’s existing indebtedness, financing a portion of the cash portion of the Merger Consideration and making other payments payable pursuant to the Merger Agreement, and paying related fees and expenses in connection with the Transactions.

Limited Guarantee

On the terms and subject to the conditions set forth in the Limited Guarantee, Grant Thornton has guaranteed the due and punctual performance and discharge of (i) the payment obligations of Parent with respect to the Parent Termination Fee when and only if such amount becomes payable pursuant to the Merger Agreement and (ii) certain other amounts payable by Parent pursuant to certain provisions of the Merger Agreement ((i) together with (ii), the “Obligations”), in each case, up to an amount equal to $212,000,000 (the “Cap”).

Subject to specified exceptions, the Limited Guarantee will terminate upon the earliest to occur of (i) the consummation of the Closing, (ii) the termination of the Merger Agreement in accordance with its terms under circumstances in which Parent would not be obligated to pay the Parent Termination Fee or (iii) the date the Obligations (subject to the Cap) have been paid in full. The Limited Guarantee will also terminate automatically on the six (6) month anniversary of the date of termination of the Merger Agreement for any reason, except with respect to claims arising from lawsuits filed by the Company against Parent in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom (the “Designated Courts”) prior to the end of such six-month period alleging that the Company is owed any or all of the Obligations, in which case the Limited Guarantee will survive solely with respect to such amounts of such Obligations so alleged by the Company until a final, non-appealable resolution of such action or pursuant to an agreement between the Company and Grant Thornton and satisfaction by Grant Thornton of any obligations finally determined or agreed to be owed by Grant Thornton. The Limited Guarantee will also terminate, subject to specified exceptions, in the event the Company or its related parties (1) initiates any litigation or other proceeding in any venue or jurisdiction other than the Designated Courts, (2) asserts in any litigation or proceeding that the provisions limiting the maximum aggregate liability of Grant Thornton to the Cap, or that any other provisions of the Limited Guarantee are illegal, invalid or unenforceable in whole or in part, or that Grant Thornton is liable for amounts in excess of the Obligations or (3) asserts in any litigation or other proceeding any theory of liability against Grant Thornton or any affiliate of Grant Thornton with respect to the Transactions or the Limited Guarantee other than (w) liability under the Merger Agreement (as limited by the provisions thereof), (x) liability under certain confidentiality agreements entered into between the Company and Grant Thornton, (y) pursuant to the Company’s exercise of its right as a third party beneficiary of the Equity Commitment Letter and (z) liability of Grant Thornton under the Limited Guarantee (as limited by the provisions thereof, including the Cap).

Treatment of Existing Indebtedness

In connection with the Transactions, the parties intend to terminate and pay off the commitments under (a) that certain Amended and Restated Credit Agreement, dated as of November 1, 2024, by and among, inter alios, the Company, the guarantors party thereto from time to time, the financial institutions party thereto from time to time as lenders and Bank of America, N.A. as administrative agent (as amended, restated, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time prior to the Closing Date, the “Company Existing Credit Agreement”) and (b) that certain Loan Agreement, dated as of August 16, 2018, between CBIZ Benefits & Insurance Services Inc. and The Huntington National Bank, as lender (as amended, restated, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time prior to the Closing Date, the “Subsidiary Existing Credit Agreement”, and together with the Company Existing Credit Agreement, the “Existing Credit Agreements”).

CBIZ is required to obtain customary payoff letters (in form and substance reasonably acceptable to Parent) in connection with termination and payoff of the Existing Credit Agreements.

THE MERGER AGREEMENT

The summary of the material provisions of the Merger Agreement set forth below and elsewhere in this proxy statement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and which is incorporated by reference in this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully in its entirety.

The Merger Agreement is described in this proxy statement and included as Annex A only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the Company, Parent or Merger Sub or their respective businesses. Such information can be found elsewhere in this proxy statement or, in the case of the Company, in the public filings that the Company makes with the SEC, which are available without charge through the SEC’s website at www.sec.gov. See the section entitled “Where You Can Find More Information,” beginning on page 112.

The representations, warranties and covenants made in the Merger Agreement by the Company, Parent and Merger Sub are qualified and subject to important limitations agreed to by the Company, Parent and Merger Sub in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by disclosures that were made by the Company and Parent, which disclosures are not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement.

The Merger

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into CBIZ and the separate corporate existence of Merger Sub will thereupon cease. CBIZ will be the Surviving Corporation and a wholly owned subsidiary of Parent, and the separate corporate existence of CBIZ with all its rights, privileges, immunities, powers and franchises will continue unaffected by the Merger, except as set forth in the section entitled “The Merger Agreement- Organizational Documents; Directors and Officers,” beginning on page 64. The Merger will have the effects specified in the DGCL.

Effective Time of the Merger

Unless the Merger Agreement has been terminated in accordance with its terms, the Closing will take place at 8:00 a.m., Eastern Time, on the third (3rd) business day following the day on which the last to be satisfied or waived of each of the conditions set forth in the Merger Agreement is satisfied or waived (other than those conditions that, by their terms, are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions). Notwithstanding the satisfaction or waiver of the conditions set forth in the Merger Agreement, unless otherwise agreed in writing by the parties to the Merger Agreement, Parent and Merger Sub will not be required to effect the Closing until the earlier of (i) a business day during the Marketing Period specified by Parent on no less than two (2) business days’ prior written notice to the Company (unless a shorter period is agreed to by the Company) and (ii) the date that is three (3) business days following the final day of the

Marketing Period (subject in each case to the satisfaction of the conditions set forth in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions)). The date on which the Closing occurs is referred to as the “Closing Date.” For a description of the Marketing Period, see the section entitled “The Merger Agreement-Marketing Period,” beginning on page 63.

Concurrently with the Closing, the Company and Parent will cause a certificate of merger with respect to the Merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in the DGCL. The Effective Time of the Merger will be on the date and time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or such later date or time as otherwise agreed to by the Company and Parent in writing and set forth in the Certificate of Merger in accordance with the DGCL.

Marketing Period

The “Marketing Period,” a period allotted to Parent for purposes of marketing the debt financing, is the first period of seventeen (17) consecutive business days commencing on the first date on or after the later of October 7, 2026 or the date that is seventeen (17) consecutive business days prior to the initial date on which the Company Stockholders Meeting has been scheduled, on which Parent has received the Required Information (as described in the section entitled “The Merger Agreement-Financing Cooperation,” beginning on page 85) and such Required Information remains compliant with the requirements set forth in the Merger Agreement throughout such period (it being understood that if the Required Information is not compliant at any time during such seventeen (17) consecutive business day period, such period will terminate and will restart when such Required Information is compliant); provided that (i) neither November 25, 2026 nor November 27, 2026 will be deemed a business day for purposes of calculating the requisite number of days in the Marketing Period and (ii) if such seventeen (17) consecutive business day period has not been completed on or prior to December 18, 2026, then such period will be deemed not to have commenced prior to January 4, 2027. If the Company in good faith reasonably believes that it has provided Required Information that is compliant and that the Marketing Period has commenced, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery), in which case the Marketing Period will be deemed to have commenced on the date specified in such notice unless Parent, in good faith, reasonably believes that the Company has not delivered the Required Information or that such Required Information is not compliant and, not later than 5:00 p.m. (New York City time) two (2) business days after the delivery of such notice by the Company, delivers a written notice to the Company to that effect (setting forth with specificity why Parent believes the Marketing Period has not commenced); provided that the Marketing Period will have commenced at any time as of which Parent has actually received the Required Information that is compliant, regardless of whether or when any such notice is delivered. The Marketing Period will be deemed completed on any date on which the debt financing is consummated (including into escrow) and Parent has obtained all of the proceeds contemplated thereby or such proceeds have been deposited into escrow. Notwithstanding the foregoing, the Marketing Period will be deemed not to have commenced if, prior to the completion of such seventeen (17) consecutive business day period, (a) any financial statements included in the Required Information cease to be compliant for any reason , in which case the Marketing Period will be deemed not to commence unless and until Parent has received the applicable updated Required Information, (b) the Company’s independent auditors have withdrawn their audit opinion on the Company’s consolidated financial statements included in the Required Information, in which case the Marketing Period will be deemed not to commence unless and until such independent auditors or another nationally recognized independent accounting firm reasonably acceptable to Parent have issued an unqualified audit opinion with respect to such financial statements or (c) the Company or its independent auditors have determined or publicly announced that a restatement of any financial statements of the Company included in the Required Information is required, in which case the Marketing Period will be deemed not to commence unless and until such restatement has been completed and the Required Information has been amended and delivered to Parent or a determination or public announcement is made that no such restatement is required. There will be only one full Marketing Period, and if a Marketing Period is completed prior to the Closing Date, no subsequent Marketing Period will be required to run.

Organizational Documents; Directors and Officers

At the Effective Time, the certificate of incorporation of the Surviving Corporation will be amended to read as the certificate of incorporation of Merger Sub in effect immediately prior to the Effective Time until thereafter amended, except (i) that references to the name of Merger Sub will be replaced by the name of the Surviving Corporation and (ii) for such changes as agreed by the parties and are necessary to comply with the director and officer indemnification and insurance obligations described in “The Merger Agreement-Director and Officer Indemnification and Insurance,” beginning on page 82.

Additionally, at the Effective Time, the bylaws of Merger Sub in effect immediately prior to the Effective Time will become the bylaws of the Surviving Corporation until thereafter amended, except (i) that references to the name of Merger Sub will be replaced by the name of the Surviving Corporation and (ii) for such changes as are agreed by the parties and necessary to comply with the director and officer indemnification and insurance obligations described in “The Merger Agreement- Director and Officer Indemnification and Insurance,” beginning on page 82.

The Merger Agreement provides that, at the Effective Time, (x) the directors of Merger Sub immediately prior to the Effective Time will become the initial directors of the Surviving Corporation from and after the Effective Time and (y) the officers of Merger Sub immediately prior to the Effective Time will become the initial officers of the Surviving Corporation from and after the Effective Time.

Merger Consideration Received by CBIZ Stockholders

At the Effective Time, each Share issued and outstanding immediately prior to the Effective Time (other than in respect of Excluded Shares and Dissenting Shares, and including, for the avoidance of doubt, Shares (other than Performance Shares (as defined in the Marcum Agreement) (the “Marcum Performance Shares”)) issued immediately prior to the Effective Time in accordance with the terms of the Marcum Agreement (as defined in the Merger Agreement)) will be converted into the right to receive the Merger Consideration.

Excluded Shares

At the Effective Time, each Excluded Share (other than any Excluded Share owned by any direct or indirect wholly owned subsidiary of the Company) will be cancelled without payment of any consideration thereof. Any Excluded Share owned by any direct or indirect wholly owned subsidiary of the Company will remain outstanding following the Merger.

Dissenting Shares

All Dissenting Shares that are issued and outstanding immediately prior to the Effective Time and held by Dissenting Stockholders will be cancelled without payment of any consideration thereof. Instead, at the Effective Time, the Dissenting Shares held by such Company stockholders or owned by such beneficial owners will thereafter represent only the right to receive the fair value of such Shares (together with interest, if any) in accordance with Section 262 of the DGCL. Any Shares held by such Company stockholders or owned by such beneficial owners who fail to properly perfect or who have effectively withdrawn or lost the right to dissent under Section 262 of the DGCL or who a court of competent jurisdiction has finally determined is not entitled to relief provided by Section 262 of the DGCL with respect to any Shares, will no longer be considered Shares of such Dissenting Stockholder and will thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration, net of any applicable withholding taxes and without interest upon the surrender of the certificates or uncertificated shares that formerly evidences such Shares.

The Company is required to provide Parent with written notice and copies as promptly as practicable following receipt of any written demands for appraisal, withdrawals or attempted withdrawals of such demands and any other instruments served pursuant to applicable law and received by the Company relating to stockholders’ right of appraisal. Absent the prior written consent of Parent, the Company is prohibited from voluntarily making any payment with respect to any demands for appraisal, from settling or offering to settle any such demands or from approving any withdrawal of any such demands, or agree to do any of the foregoing. Parent will have the right to participate in and direct and control all negotiations and proceedings with respect to any such demands. Any amounts required to be paid to Dissenting Stockholders will be paid by the Surviving Corporation.

Merger Sub Common Stock

At the Effective Time, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock, par value $0.01 per share, of the Surviving Corporation.

Treatment of Outstanding Equity Awards

The Merger Agreement provides that each outstanding equity award will be treated as follows:

Treatment of Company Options

Immediately prior to the Effective Time (but contingent upon the occurrence of the Effective Time), each Company Option will be cancelled and converted automatically into the right to receive an aggregate amount in cash equal to the product of (i) the excess (if any) of the Merger Consideration over the applicable exercise price per Share underlying such Company Option and (ii) the total number of Shares subject to such Company Option. The aggregate amounts payable to holders of Company Options will be paid by the Surviving Corporation through its payroll as soon as practicable after, and in any event within five (5) business days following, the Effective Time, without any interest thereon and less required tax withholding. As of the date of the Merger Agreement, there were no unvested Company Options.

Treatment of Company RSUs and Marcum Performance Shares

Immediately prior to the Effective Time (but contingent upon the occurrence of the Effective Time), each Company RSU that is vested as of immediately prior to the Effective Time (for the avoidance of doubt, which do not become vested as a result of the Merger and the other Transactions) and each Marcum Performance Share, in each case, will be cancelled and converted automatically into the right to receive the Merger Consideration. The amounts payable to holders of Company RSUs and/or Marcum Performance Shares, respectively, will be paid by the Surviving Corporation through its payroll as soon as practicable after, and in any event within five (5) business days following, the Effective Time (or such later time as required to avoid imposition of additional taxes under Section 409A of the Code), without any interest thereon and less required tax withholding.

Immediately prior to the Effective Time (but contingent upon the occurrence of the Effective Time), each Company RSU that is unvested as of immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive (such right, a “Replacement RSU Award”) an amount in cash equal to the Merger Consideration (the “Replacement RSU Consideration”), which Replacement RSU Award will vest and become payable, subject to compliance with Section 409A of the Code and the holder’s continued employment with Parent or its affiliates, including the Surviving Corporation (subject to the termination protections described below), on the same vesting schedule as the corresponding Company RSU would have vested pursuant to its terms. Parent will pay (or will cause the Surviving Corporation to pay) an amount in cash equal to the Replacement RSU Consideration in respect of each Replacement RSU Award that becomes vested on the Surviving Corporation’s next regularly scheduled payroll date following the applicable vesting date and in any event within ten (10) business days after the applicable vesting date (without any interest thereon and less required tax withholding). Each Replacement RSU Award will be evidenced by a written letter from Parent setting forth the terms and conditions of the Replacement RSU Award, the form and substance of which will be subject to prior review and comment by the Company, which reasonable comments Parent will incorporate. The replacement award letter will include (x) full acceleration of vesting and payment (to the extent not prohibited by Section 409A of the Code) in the case of (i) a termination of the holder’s employment by Parent or its affiliates without “cause,” (ii) the holder’s death, (iii) a termination of the holder’s employment due to “disability,” (iv) the holder’s termination of employment due to “normal retirement” and (v) the holder’s resignation for “good reason” (each such term as defined in the disclosure letter delivered by the Company in connection with the Merger Agreement (the “Company Disclosure Letter”)), in each case, regardless of the timing of such termination of employment, and (y) such other terms and conditions required for such Replacement RSU Award under the Company Stock Plan and applicable grant agreement, which terms and conditions will be no less favorable than the terms and conditions applicable to the corresponding Company RSU. Notwithstanding the foregoing, payment will be delayed, as required to avoid imposition of additional taxes under Section 409A of the Code.

Treatment of Company PSUs

Immediately prior to the Effective Time (but contingent upon the occurrence of the Effective Time), each Company PSU that is vested as of immediately prior to the Effective Time (for the avoidance of doubt, which do not become vested as a result of the Merger and the other Transactions) will be cancelled and converted automatically into the right to receive an amount in cash equal to the product of (i) the Merger Consideration and (ii) the number of Shares issuable in settlement of such vested Company PSU. The amounts payable to holders of Company PSUs will be paid by the Surviving Corporation through its payroll as soon as practicable after, and in any event within five (5) business days following, the Effective Time (or such later time as required to avoid imposition of additional taxes under Section 409A of the Code), without any interest thereon and less required tax withholding.

Immediately prior to the Effective Time (but contingent upon the occurrence of the Effective Time), each award of Company PSUs that is unvested as of immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive (such right, a “Replacement PSU Award”) an amount in cash equal to the product of (i) the Merger Consideration and (ii) the number of Shares issuable in settlement of such award of Company PSUs, determined based on achievement of target performance (the “Replacement PSU Consideration”), which Replacement PSU Award will vest and become payable, subject to compliance with Section 409A of the Code and the holder’s continued employment with Parent or its affiliates, including the Surviving Corporation (subject to the termination protections described below), on the last day of the performance period applicable to the corresponding Company PSU. Parent will pay (or will cause the Surviving Corporation to pay) an amount in cash equal to the Replacement PSU Consideration in respect of each Replacement PSU Award that becomes vested on the Surviving Corporation’s next regularly scheduled payroll date following the applicable vesting date and in any event within ten (10) business days after the applicable vesting date (without any interest thereon and less required tax withholding). Each Replacement PSU Award will be evidenced by a letter from Parent setting forth the terms and conditions of the Replacement PSU Award, the form and substance of which will be subject to prior review and comment by the Company, which reasonable comments Parent will incorporate. The replacement award letter will include (x) full acceleration of vesting and payment (to the extent not prohibited by Section 409A of the Code) in case of (i) Parent or its affiliates’ termination of holder’s employment without cause, (ii) death of holder, (iii) termination of holder’s employment due to disability, (iv) holder’s termination of employment due to normal retirement and (v) holder’s resignation for good reason, in each case, regardless of the timing of such termination of employment, and (y) such other terms and conditions required for such Replacement PSU Award under the Company Stock Plan and applicable grant agreement, which terms and conditions will be no less favorable than the terms and conditions applicable to the corresponding Company PSU. Notwithstanding the foregoing, payment will be delayed, as required to avoid imposition of additional taxes under Section 409A of the Code.

Treatment of Company Units

Immediately prior to the Effective Time (but contingent upon the occurrence of the Effective Time), each Company Unit that is vested as of immediately prior to the Effective Time (for the avoidance of doubt, which do not become vested as a result of the Merger and the other Transactions) will be cancelled and converted automatically into the right to receive the Merger Consideration. The amounts payable to holders of Company Units will be paid by the Surviving Corporation through its payroll as soon as practicable after, and in any event within five (5) business days following, the Effective Time (or such later time as required to avoid imposition of additional taxes under Section 409A of the Code), without any interest thereon and less required tax withholding.

Immediately prior to the Effective Time (but contingent upon the occurrence of the Effective Time), each Company Unit that is unvested as of immediately prior to the Effective Time will be assumed by Parent (the “Assumed Units”) and will continue to vest, subject to the holder’s continued employment with Parent or its affiliates, including the Surviving Corporation (subject to the termination protections described below), in accordance with the terms of the EACB and the award agreement governing such Company Unit. Subject to compliance with Section 409A of the Code, Parent will pay (or will cause the Surviving Corporation to pay) an amount in cash equal to the Merger Consideration in respect of each Company Unit that becomes vested on the Surviving Corporation’s next regularly scheduled payroll date following the applicable vesting date and in any event within ten (10) business days after the applicable vesting date (without any interest thereon and less required tax withholding). Each Assumed Unit will be evidenced by a written letter from Parent setting forth the terms and conditions of the Assumed Units, the form and substance of which will be subject to prior review and comment by the Company, which reasonable comments Parent will incorporate. The replacement award letter will include (x) full acceleration of vesting and payment (to the extent not prohibited by Section 409A of the Code) in case of (i) Parent or its affiliates’ termination of holder’s employment without cause, (ii) death of holder, (iii) termination of holder’s employment due to disability, (iv) holder’s termination of employment due to normal retirement and (v) holder’s resignation for good reason, in each case, regardless of the timing of such termination of employment, and (y) such other terms and conditions required for such Assumed Unit under the EACB and applicable grant agreement, which terms and conditions will be no less favorable than the terms and conditions applicable to the corresponding Company Unit. Notwithstanding the foregoing, payment will be delayed, as required to avoid imposition of additional taxes under Section 409A of the Code.

Treatment of Company Restricted Stock

Immediately prior to the Effective Time (but contingent upon the occurrence of the Effective Time), each Share of Company Restricted Stock that is (i) vested as of immediately prior to the Effective Time or (ii) held by any non-employee director of the Company will, in each case, be cancelled and converted automatically into the right to receive the Merger Consideration, payable in accordance with the provisions of the Merger Agreement applicable to payment of the Merger Consideration.

Immediately prior to the Effective Time (but contingent upon the occurrence of the Effective Time), each Share of Company Restricted Stock that is unvested as of immediately prior to the Effective Time and held by a holder who is not a non-employee director will be cancelled and converted automatically into the right to receive (such right, a “Replacement Restricted Stock Award”) an amount in cash equal to the Merger Consideration (the “Replacement RS Consideration”), which Replacement Restricted Stock Award will vest and become payable, subject to the holder’s continued employment with Parent or its affiliates, including the Surviving Corporation (subject to the termination protections described below), on the same vesting schedule as applied to the corresponding Share of Company Restricted Stock. Parent will pay (or will cause the Surviving Corporation to pay) an amount in cash equal to the Replacement RS Consideration in respect of each Replacement Restricted Stock Award that becomes vested on the Surviving Corporation’s next regularly scheduled payroll date following the applicable vesting date and in any event within ten (10) business days after the applicable vesting date (without any interest thereon and less required tax withholding). Each Replacement Restricted Stock Award will be evidenced by a written letter from Parent setting forth the terms and conditions of the Replacement Restricted

Stock Award, the form and substance of which will be subject to prior review and comment by the Company, which reasonable comments Parent will incorporate. The replacement award letter will include (x) full acceleration of vesting and payment in case of (i) Parent or its affiliates’ termination of holder’s employment without cause, (ii) death of holder, (iii) termination of holder’s employment due to disability, (iv) holder’s termination of employment due to normal retirement and (v) holder’s resignation for good reason, in each case, regardless of the timing of such termination of employment, and (y) such other terms and conditions required for such Replacement Restricted Stock Award under the Company Stock Plan and applicable grant agreement, which terms and conditions will be no less favorable than the terms and conditions applicable to the corresponding Share of Company Restricted Stock.

Treatment of the Company ESPP

The Company agreed to take all actions necessary or required under the Company ESPP and applicable law to provide that (i) the Company ESPP will remain suspended and no new offering or purchase period will commence under the Company ESPP on or following the date of the Merger Agreement, (ii) no additional purchases will be made under the Company ESPP and (iii) the Company ESPP will terminate as of the day immediately prior to the Effective Time, contingent on the occurrence of the Effective Time. Any accumulated contributions will be returned to participants as promptly as practicable and without interest.

Conversion of Shares; Exchange of Certificates

Exchange Procedures

At or prior to the Effective Time, Parent will deposit, or cause to be deposited, the Exchange Fund with the Paying Agent, for payment to the holders of Shares (other than Excluded Shares and Shares owned by the Dissenting Stockholders). No later than five (5) business days prior to the Closing Date, Parent is required to enter into an agreement with the Paying Agent, in form and substance reasonably satisfactory to the Company, to effect the applicable terms of the Merger Agreement.

Promptly after the Effective Time (and in any event within five (5) business days after the Effective Time), Parent will cause the Paying Agent to mail to each holder of record of certificates representing any of the Shares outstanding immediately prior to the Effective Time (other than in respect of Excluded Shares and Dissenting Shares): (i) a letter of transmittal in customary form advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration, and specifying that delivery will be effected, and risk of loss and title to the certificates will pass, only upon delivery of the certificates (or affidavits of loss in lieu of the certificates) and such other documents as may be reasonably required by the Paying Agent (including a validly issued IRS Form W-9 or applicable IRS Form W-8) and (ii) instructions for use in effecting the surrender of the certificates (or affidavits of loss in lieu of the certificates). Upon the surrender of a certificate (or delivery of an affidavit of loss in lieu of the certificate) and such other documents to the Paying Agent in accordance with the terms of such transmittal materials, the holder of such certificate will be entitled to receive in exchange for such certificate an amount in immediately available funds (or, if no wire transfer instructions are provided, a check, and in each case, after giving effect to any required tax withholding) equal to the cash amount that such holder is entitled to receive as the Merger Consideration, and the certificate so surrendered will be cancelled. No interest will be paid or accrued on any amount payable to holders of certificates. In the event of a transfer of ownership of Shares represented by a certificate that is not registered in the transfer records of the Company, a check for any cash to be paid upon due surrender of the certificate may be issued and/or paid to such a transferee if the certificate representing such Shares is presented to the Paying Agent, properly endorsed for transfer or otherwise in proper form for transfer, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer or other similar taxes have been paid or are not applicable.

You should not send in your certificate(s) with your proxy card. A letter of transmittal with instructions for the surrender of certificates will be mailed to Company stockholders if the Merger is completed.

Lost, Stolen and Destroyed Certificates

In the event that any certificate is lost, stolen or destroyed, upon the making of an affidavit (in form and substance satisfactory to Parent and the Surviving Corporation) of that fact by the person claiming such certificate to be lost, stolen or destroyed to the Paying Agent or the Surviving Corporation and, if required by Parent or the Surviving Corporation, the posting by such person of a bond, in such reasonable amount as Parent or the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed certificate the cash that would have been issuable or payable (after giving effect to any required tax withholdings) had such lost, stolen or destroyed certificate been surrendered.

Uncertificated Shares

Promptly after the Effective Time (and in any event within five (5) business days after the Effective Time), Parent will cause the Paying Agent to (i) mail to each registered holder of uncertificated Shares (other than in respect of Excluded Shares and Dissenting Shares) materials advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration and (ii) deliver the cash amount that such holder is entitled to receive in respect of its Shares (after giving effect to any required tax withholdings), without interest thereon.

Representations and Warranties

The Company, on the one hand, and Parent and Merger Sub, on the other hand, have each made representations and warranties to each other in the Merger Agreement.

The representations and warranties referenced below and included in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, and may be subject to limitations agreed upon by the parties, including being qualified by disclosures filed with or furnished to the SEC and confidential disclosures made by the parties to each other, including in the Company Disclosure Letter. The representations and warranties contained in the Merger Agreement should not be relied upon as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub, or any of their respective subsidiaries, affiliates or businesses. The representations and warranties of each of the parties to the Merger Agreement will expire at the Effective Time.

Representations and Warranties of the Company

The Company has made customary representations and warranties to Parent and Merger Sub in the Merger Agreement regarding aspects of the Company’s business and various other matters pertinent to the Merger. The topics covered by its representations and warranties include the following:

•	the due organization, valid existence, good standing and authority and qualification to conduct business of the Company and its subsidiaries;

•	the capital structure of, and the absence of restrictions with respect to the equity interests of, the Company and its subsidiaries;

•	the Company’s authority to enter into, and, subject to the Company stockholders’ adoption of the Merger Agreement, consummate the Transactions;

•	the recommendation and approval of the Merger Agreement by the Board;

•

the governmental and regulatory approvals required to complete the Merger, and the absence of conflicts with, or violations of, laws, organizational documents or contracts to which the Company or any of its subsidiaries is a party, in each case as a result of the Company’s execution or delivery of the Merger Agreement or the performance by the Company of its covenants under the Merger Agreement, or the consummation by the Company of the Transactions;

•	the Company’s SEC filings since January 1, 2023 and the financial statements contained in those filings;

•

the absence of certain changes or events since January 1, 2025 and the conduct of business of the Company and its subsidiaries in the ordinary course of such businesses in all material respects consistent with past practice since January 1, 2025;

•	the absence of pending or to the Company’s knowledge threatened litigation or outstanding judgments;

•	the absence of any undisclosed liabilities;

•	employee benefits matters;

•	labor matters;

•	compliance with laws and possession of licenses;

•	certain material contracts;

•	takeover laws;

•	environmental matters;

•	tax matters;

•	intellectual property matters;

•	data privacy and artificial intelligence (“AI”) matters;

•	insurance policies and coverage;

•	real property matters;

•	the absence of affiliate transactions since January 1, 2023;

•	the absence of broker’s and finder’s fees in connection with the Transactions other than fees payable to Goldman Sachs;

•	the opinion from the Company’s financial advisor;

•	broker-dealer matters;

•	investment adviser matters;

•	compliance with insurance regulatory requirements;

•	fiduciary assets and fiduciary liabilities matters;

•	CPA firm matters; and

•	the Company’s top clients, vendors and carriers.

Material Adverse Effect

Some of the Company’s representations and warranties are qualified by the concept of a “material adverse effect.” Under the terms of the Merger Agreement, a “Company Material Adverse Effect” means any change, event, development, circumstance or effect that, individually or taken together with any other change, event, development, circumstance or effect, (a) has or would reasonably be expected to have a material adverse effect on the business, assets, condition (financial or otherwise), operations or results of operations of the Company and its subsidiaries, taken as a whole, or (b) would prevent, materially delay or materially impair the ability of the Company and its subsidiaries to consummate the Merger; provided, that, for purposes of clause (a), there will not be taken into account in determining whether there has been a Company Material Adverse Effect any adverse change, event, development, circumstance or effect to the extent arising from or attributable or relating to:

•	changes in, or events generally affecting, the U.S. or global financial, securities or capital markets;

•

changes in general economic or political conditions in the United States or any foreign jurisdiction in which the Company or any of its subsidiaries operate, including any changes in currency exchange rates, interest rates, monetary policy, inflation or commodity prices;

•	changes in, or events generally affecting, the industries in which the Company or any of its subsidiaries operate;

•

any natural or man-made disaster or acts of God, including earthquakes, floods, hurricanes, tornados, fires, volcanic eruptions, epidemics, pandemics or disease outbreak (including any escalation or worsening thereof and any related quarantine, “shelter-in-place,” “stay-at-home,” social distancing, shutdown, closure or other restrictions or measures, or the recommendation, withdrawal or modification thereof, by any governmental entity) following the date of the Merger Agreement or any acts of terrorism, sabotage, riots, demonstrations, public disorders, military action or war or any escalation or worsening thereof;

•

any failure by the Company or any of its subsidiaries to meet any internal or published budgets, projections, estimates, forecasts or predictions in respect of financial or operating performance for any period;

•

a decline in the price of the Shares, or a change in the trading volume of the Shares, on NYSE, provided that the exceptions in this bullet and the one above will not prevent or otherwise affect a determination that any change, effect, circumstance or development underlying such failure or decline or change (if not otherwise falling within any of the exclusions in the other bullets of this section) has resulted in, or contributed to, a Company Material Adverse Effect;

•	changes in law after the date of the Merger Agreement;

•	changes in U.S. generally accepted accounting principles (“GAAP”) (or authoritative interpretation thereof) after the date of the Merger Agreement;

•	the taking of any specific action expressly required by the Merger Agreement;

•

the public announcement or pendency of the Merger Agreement and the Merger, including the impact thereof on the relationships with customers, suppliers, distributors, partners, other third parties with whom the Company has a relationship or employees (including, but not limited to, any cancellation of or delays in customer orders, any reduction in sales, any disruption in or loss of customer, supplier, distributor, partner or similar relationships, or any loss of employees).

•	any state-sponsored cybersecurity attacks or cyberterrorism;

•

any state-sponsored computer hacking, data breaches, ransomware, cybercrime or cyberterrorism effecting or impacting, or outage of or termination by, a web-hosting platform or data center provider providing services to the Company or any of its subsidiaries or their respective businesses;

•

any litigation brought by stockholders of the Company alleging breach of fiduciary duty or inadequate disclosure in connection with the Merger Agreement or any of the Transactions or any demand or proceeding for appraisal or the fair value of Shares in connection with the Transactions; or

•

the availability or cost of equity, debt or other financing to Parent, Merger Sub or the Surviving Corporation, in each case, to the extent not related to the Company’s breach of any terms of the Merger Agreement.

However, notwithstanding the foregoing, the changes, effects, circumstances or developments set forth in bullets one, two, three, four, seven, eight, eleven and twelve will be taken into account in determining whether a “Company Material Adverse Effect” has occurred to the extent such changes, effects, circumstances or developments have a disproportionate adverse effect on the Company and its subsidiaries, taken as a whole, relative to other participants in the industries in which the Company and its subsidiaries operate, but, in such event, only the incremental disproportionate impact of such changes, effects, circumstances or developments will be taken into account in determining whether a “Company Material Adverse Effect” has occurred.

Representations and Warranties of Parent and Merger Sub

Parent and Merger Sub made customary representations and warranties to the Company in the Merger Agreement, including representations and warranties relating to the following:

•	the due organization, valid existence, good standing and authority and qualification to conduct business of Parent and Merger Sub;

•

Parent’s ownership of Merger Sub’s capital stock and the absence of Merger Sub’s operating activities, assets and liabilities other than those incident to its formation and pursuant to the Merger Agreement and the Transactions, including the Merger;

•	each of Parent’s and Merger Sub’s authority to enter into, and consummate the Transactions;

•

the governmental and regulatory approvals required to complete the Merger, and the absence of conflicts with, or violations of, laws, organizational documents or contracts to which Parent or Merger Sub is a party, in each case as a result of Parent’s and Merger Sub’s execution or delivery of the Merger Agreement or the performance by Parent and Merger Sub of their respective covenants under the Merger Agreement, or the consummation by Parent and Merger Sub of the Transactions;

•	the absence of pending or to Parent’s knowledge threatened litigation or outstanding judgments;

•	the absence of broker’s and finder’s fees in connection with the Transactions;

•

matters with respect to Parent’s financing, including the Debt Commitment Letters, the Equity Commitment Letter and the sufficiency of funds and other financial resources to consummate the Transactions;

•	the Limited Guarantee delivered by Parent to the Company, and Grant Thornton’s guarantee of access to sufficient funds to satisfy the guaranteed obligations under the Limited Guarantee; and

•	the solvency of the Surviving Corporation and its subsidiaries, on a consolidated basis, immediately after giving effect to the Transactions.

Covenants Regarding Conduct of Business by the Company Prior to Merger

Under the Merger Agreement, the Company agreed as to itself and its subsidiaries that, from and after the execution of the Merger Agreement and prior to the earlier of (a) the Effective Time or (b) the termination of the Merger Agreement, except (i) as required by applicable law, (ii) as Parent otherwise approves in writing (such approval not to be unreasonably withheld, conditioned or delayed), (iii) as expressly set forth in the Company Disclosure Letter, or (iv) as expressly provided for in the Merger Agreement, the Company will and will cause its subsidiaries to use commercially reasonable efforts to (1) conduct its business and the business of its subsidiaries in the ordinary course of business consistent with past practice in all respects and (2) preserve intact their business organizations, goodwill and assets and preserve their present material relationships with governmental entities and other material third parties, including customers, reinsurers, suppliers and other persons with whom the Company and its subsidiaries have business relationships, and, in addition, the Company will not and will not permit any of its subsidiaries to:

•

(i) amend its certificate of incorporation or bylaws (or comparable governing documents), other than amendments to the governing documents of any wholly owned subsidiary of the Company that are not material, (ii) split, combine, subdivide, adjust or reclassify any shares of capital stock or other voting or equity interests (except for any such transaction by a wholly owned subsidiary of the Company which remains a wholly owned subsidiary after consummation of such transaction), (iii) declare, set aside, establish a record date for or pay any dividend or distribution payable in cash, stock or property (or any combination thereof) in respect of any shares of its capital stock or other voting or equity interests (except for any dividends or distributions paid by a direct or indirect wholly owned subsidiary of the Company to another direct or indirect wholly owned subsidiary of the Company or to the Company),

(iv) purchase, repurchase, redeem or otherwise acquire directly or indirectly any shares of its capital stock or any securities convertible or exchangeable into or exercisable for any shares of its capital stock (other than (1) pursuant to the exercise of Company Options outstanding on the date of the Merger Agreement or the forfeiture of, or withholding of taxes with respect to, Company Options, Company Restricted Stock, Company PSUs or Company RSUs or (2) purchases, repurchases, redemptions or other acquisitions of securities of any wholly owned subsidiary of the Company by the Company or any other wholly owned subsidiary of the Company), (v) pledge or encumber any shares of its capital stock or other voting or equity interests or (vi) alter or modify the terms of any shares of its capital stock or other voting or equity interests;

•	merge, amalgamate or consolidate with any other person, or restructure, reorganize or completely or partially liquidate;

•

other than as required by the terms of any Company benefit plan in effect as of the date of the Merger Agreement, (i) increase the compensation or benefits payable to any employee, director, independent contractor or other individual service provider of the Company or any of its subsidiaries, other than increases to any such individuals who are not directors or employees with the title of Vice President or above of the Company or its subsidiaries in the ordinary course of business consistent with past practice, (ii) grant any bonus, including, without limitation, any award under the EACB, to any employee, director, independent contractor or other individual service provider of the Company or any of its subsidiaries, (iii) except as otherwise permitted by the Merger Agreement, establish, adopt, amend, waive any material right under, waive compliance with any restrictive covenant under, or terminate any Company benefit plan (or any plan, program, policy, practice, agreement or arrangement that would be a Company benefit plan if in effect on the date of the Merger Agreement), (iv) take any action to accelerate the vesting, payment or funding of any compensation or benefits for any individual service provider of the Company or its subsidiaries or in respect of any Company benefit plan, (v) hire, engage, promote or terminate the employment or engagement of (other than for cause) any employee, independent contractor or other individual service provider of the Company or any of its subsidiaries with annual base compensation in excess of (or that would be in excess of) $600,000 or (vi) fund or secure the payment of compensation or benefits under any Company benefit plan or related trust or other funding vehicle;

•

recognize any labor union, works council or other collective employee representative as the representative of any employees of the Company or any of its subsidiaries, or enter into any collective bargaining agreement;

•

incur or assume any indebtedness, except (i) indebtedness under the Company’s Existing Credit Agreements or commercially reasonable replacement facilities and/or extensions of maturity in respect thereof, (ii) in order to refinance any existing indebtedness (including under the Existing Credit Agreements) as reasonably determined by the Company, (iii) in replacement of existing indebtedness which has matured or is scheduled to mature, in each case, after the date of the Merger Agreement, on then prevailing market terms or on terms substantially consistent with or more beneficial to the Company and its subsidiaries, taken as a whole, than the indebtedness being replaced, (iv) inter-company indebtedness among the Company and its wholly owned subsidiaries, (v) (A) to the extent not drawn upon and payments are not triggered thereby, letters of credit, bank guarantees, security or performance bonds or similar credit support instruments and (B) overdraft facilities or cash management programs, in each case issued, made or entered into in the ordinary course of business or (vi) hedging in compliance with the hedging strategy of the Company as of the date of the Merger Agreement in the ordinary course of business and not for speculative purposes;

•

incur, authorize, make or commit to any capital expenditures other than in the ordinary course of business consistent with past practice and which do not exceed, in the aggregate, (i) for fiscal year 2026, the monetary amount set forth in the Company Disclosure Letter or (ii) for fiscal year 2027, 120% of the amount set forth in the foregoing clause (i), in each case, pro-rated based on the number of days actually elapsed in such fiscal year;

•

transfer, lease, license, sell, assign, mortgage, pledge, place a lien (other than a permitted lien) upon, abandon, allow to lapse, or otherwise dispose of (i) any properties or assets (other than intellectual property) with a fair market value in excess of $10,000,000 individually or $30,000,000 in the aggregate (other than transactions among the Company and its wholly owned subsidiaries) and (ii) any material intellectual property owned or purported to be owned by the Company or any of its subsidiaries other than (A) the expiration of registered intellectual property at the end of its statutory term after all available renewals or extensions, or (B) non-exclusive licenses granted in the ordinary course of business consistent with past practice;

•

issue, deliver, sell, grant, transfer, or encumber, or authorize the issuance, delivery, sale, grant, transfer or encumbrance of, any shares of its capital stock or any securities convertible or exchangeable into or exercisable for, or any options, warrants or other rights to acquire, any Shares (including, for the avoidance of doubt, any Company Options, Company PSUs and Company RSUs, as contemplated under the Company Stock Plan), except (i) for any Shares issued pursuant to Company Options, Company PSUs and Company RSUs that are outstanding on the date of the Merger Agreement in accordance with the existing terms of such awards and the Company Stock Plan, (ii) for any Shares issued pursuant to the Marcum Agreement and (iii) by wholly owned subsidiaries to the Company or to any other wholly owned subsidiary of the Company;

•

acquire any business or person or division thereof or acquire assets or other property, whether by merger, amalgamation, consolidation, purchase of property or assets or otherwise (valuing any non-cash consideration at its fair market value as of the date of the agreement for such acquisition), except for acquisitions of assets in the ordinary course of business having a fair market value of less than $25,000,000 individually or $50,000,000 in the aggregate;

•	make any material change with respect to its financial accounting policies or procedures, except as required by changes in GAAP (or any interpretation thereof) or by applicable law;

•

enter into any new line of business other than any line of business that is reasonably ancillary to and a reasonably foreseeable extension of any line of business as of the date of the Merger Agreement;

•

other than in the ordinary course of business, (i) make any loans, advances or capital contributions to, or investments in, any person (other than loans, advances or capital contributions to the Company or any direct or indirect wholly owned subsidiary of the Company) or make any change in its existing borrowing or lending arrangements for or on behalf of any such person or (ii) forgive or discharge in whole or in part any outstanding loans or advances;

•

(i) amend or modify in any material respect, waive compliance with the terms of or breach under, or terminate (excluding terminations upon expiration of the term thereof (including terminations of auto-renewal contracts requiring notice from the Company) in accordance with the terms thereof) any material contract or waive, release or assign any material rights, claims or benefits under any material contract or (ii) enter into any contract that would have been a material contract had it been entered into prior to the date of the Merger Agreement; provided that the foregoing will not prohibit or restrict the ability of the Company or its subsidiaries to take any action described in this bullet in the ordinary course of business consistent with past practice with respect to contracts or material contracts between the Company and/or one or more of its wholly owned subsidiaries; provided, further that, for the avoidance of doubt, this bullet will not prohibit or restrict any Company benefit plans;

•

settle any action, suit, case, litigation, claim, hearing, arbitration, investigation or other proceedings, other than settlements if the amount of any such settlement is not in excess of $2,500,000 individually or $5,000,000 in the aggregate; provided that such settlements do not involve any admission of guilt, injunctive or equitable relief or impose restrictions on the business activities of the Company and its subsidiaries or Parent and its affiliates;

•	make any material adverse change to the security or operation of the information technology systems, the development, training, deployment, operation or other use of AI technologies, or the privacy policies or procedures (including policies or procedures (including (i) the Health Insurance Portability and Accountability Act of 1996 (Pub. L. No. 104-191), (ii) the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009, Pub. L. No. 111-5); and (iii) any amendments to such laws and the regulations that implement such laws as of the date of the Merger Agreement) and any other health privacy policies or procedures) of the Company or its subsidiaries, except to the extent required by law;

•

(i) make (other than in the ordinary course of business and consistent with past practice), change or revoke any entity classification or other material tax election with respect to the Company or any of its subsidiaries, (ii) make any material change to any tax accounting method or period, (iii) file any material tax return in a manner inconsistent with past practice or materially amend any tax return or claim for refund of material taxes with respect to the Company or any of its subsidiaries, (iv) enter into any “closing agreement” as described in Section 7121 of the Internal Revenue Code (or any analogous or similar provision of U.S. state or local or non-U.S. law), (v) extend or waive the application of any statute of limitations regarding the assessment or collection of any material tax with respect to the Company or any of its subsidiaries, (vi) settle, surrender or compromise any material tax liability or proceeding or refund of material taxes with respect to the Company or any of its subsidiaries or (vii) voluntarily approach any governmental entity or initiate any voluntary disclosure program with respect to a material amount of unpaid taxes;

•	implement or announce any “mass layoff” or “plant closing” which triggers the notification requirements of the United States Worker Adjustment and Retraining Notification Act;

•	enter into any affiliate transaction;

•

adopt or implement any “poison pill,” stockholder rights agreement or plan or similar anti-takeover agreement or plan, in each case, applicable to the Merger or any other transactions with respect to Parent or its affiliates; or

•	agree, resolve or commit to do any of the foregoing.

Acquisition Proposals

Go-Shop; No Solicitation or Negotiation

During the Go-Shop Period, the Company and its affiliates and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) had the right to, directly or indirectly:

•

solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal, including by granting a limited waiver, amendment or release under any pre-existing “standstill” or other similar provision solely to the extent necessary to allow for an acquisition proposal or amendment to an acquisition proposal to be made by such person to the Company or the Board on a confidential basis;

•	participate in any discussions or negotiations with any person regarding any acquisition proposal; or

•

subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement (as defined below), provide any non-public information concerning the Company or any of its affiliates to any person in connection with any acquisition proposal; provided, however, that the Company will promptly (and in any event within twenty-four (24) hours) provide to Parent, or provide Parent access to, any such non-public information concerning the Company and any of its subsidiaries that is provided to any such person or its representatives that was not previously provided to Parent or its representatives.

From the date of the Merger Agreement until the termination of the Go-Shop Period, the Company was obligated to notify Parent in writing as promptly as reasonably practicable (and in any event within twenty-four

(24) hours) of any acquisition proposal received by the Company, its subsidiaries or any of their respective Representatives (which notice was required to include (x) the identity of the person (or group of persons) making such acquisition proposal, (y) copies of drafts of proposed agreements, term sheets, letters of intent or any other written terms or proposals related thereto provided to the Company or any of its Representatives, and any modifications to the financial and other material terms thereof, and (z) a written summary of the material terms and conditions of any acquisition proposal not made in writing and any modifications to the financial and other material terms thereof (including any material terms and conditions proposed orally or supplementally and any modifications to the financial and other terms thereof)).

Subject to certain exceptions described below or as related to any Excluded Party, from the termination of the Go-Shop Period until the earlier to occur of the Effective Time and the valid termination of the Merger Agreement, the Company will not, and will cause its affiliates and its and their respective Representatives not to, directly or indirectly:

•

solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal;

•	participate in any discussions or negotiations with any person regarding any acquisition proposal; or

•	provide any non-public information concerning the Company or any of its affiliates to any person in connection with any acquisition proposal.

Except as related to any Excluded Party, from the termination of the Go-Shop Period until the earlier to occur of the Effective Time and the valid termination of the Merger Agreement, the Company will, and will cause its subsidiaries and its and their respective directors, officers and employees to and direct its other Representatives to:

•

immediately cease and cause to be terminated any discussions and negotiations with any person (other than Parent, Merger Sub, any Excluded Party and their respective representatives) conducted prior and up to the termination of the Go-Shop Period with respect to any acquisition proposal, or proposal that could reasonably be expected to lead to an acquisition proposal, and cease providing any information to any such person or its representatives;

•

with respect to any person with whom such discussions or negotiations have been terminated, promptly (and in any event within twenty-four (24) hours) request that such person and its representatives return or destroy, in accordance with the terms of the applicable confidentiality agreement, any information furnished by or on behalf of the Company and its affiliates prior to the termination of the Go-Shop Period and cease providing any information to such person or its representatives;

•	terminate any data room or other diligence access of each such person and its representatives; and

•

not terminate, waive, amend or modify any provision of any existing confidentiality agreement or standstill agreement with respect to any potential acquisition proposal; provided that the Company is not required to take any such action in respect of any Excluded Party unless and until such person or group ceases to be an Excluded Party; provided, further that the foregoing will not restrict the Company from (x) permitting a person to confidentially request the waiver of a “standstill” or similar obligation or from granting such a waiver in order to permit such person to make a non-public acquisition proposal, in each case, to the extent the Board determines in good faith that it is necessary to comply with the Company directors’ fiduciary duties under applicable law or (y) informing any person of the terms of the non-solicitation provisions of the Merger Agreement.

Fiduciary Exception to No Solicitation Provision

Notwithstanding anything to the contrary in the non-solicitation provisions of the Merger Agreement described above, from the termination of the Go-Shop Period until the adoption of the Merger Agreement by the

Company’s stockholders, the Company may, in response to an unsolicited, bona fide written acquisition proposal received after the date of the Merger Agreement that did not result from a breach of the applicable terms of the Merger Agreement, (i) provide access to non-public information regarding the Company or any of its subsidiaries to the person who made such acquisition proposal; provided that such information has previously been made available to Parent or is provided to Parent promptly (and in any event within twenty-four (24) hours) following the time such information is made available to such person and that, prior to furnishing any such non-public information, the Company or any of its subsidiaries receives from the person making such acquisition proposal an Acceptable Confidentiality Agreement (as described below) and (ii) engage or participate in any discussions or negotiations with any such person regarding such acquisition proposal if, and only if, prior to taking any action described in clause (i) or (ii) above, the Board determines in good faith, after consultation with outside legal counsel, that (A) based on the information then available and after consultation with its financial advisor, such acquisition proposal either constitutes a superior proposal or would reasonably be expected to lead to a superior proposal and (B) the failure to take such action would reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable law.

An “Acceptable Confidentiality Agreement” means a customary confidentiality agreement with the Company that is either (i) in effect as of the execution and delivery of the Merger Agreement or (ii) executed, delivered and effective after the execution and delivery of the Merger Agreement, in either case (a) containing provisions that require any counterparty thereto (and any of its affiliates and representatives) that receives non-public information of or with respect to the Company and its affiliates to keep such information confidential or (b) containing confidentiality provisions not less favorable to the Company in any material respect than the terms of the confidentiality agreement between the Company and Parent, it being understood that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of, or amendment or modification to, any non-public acquisition proposal to the Board; provided, that no such confidentiality agreement may include any restrictions that would reasonably be expected to prevent the Company from satisfying its obligations under the non-solicitation provisions of the Merger Agreement or provide for the reimbursement by the Company or its subsidiaries of any of the counterparty’s costs or expenses.

The Merger Agreement provides that, following termination of the Go-Shop Period until the earlier to occur of the Effective Time and the valid termination of the Merger Agreement, the Company will promptly (and, in any event, within twenty-four (24) hours) notify Parent in writing if (i) any written or other inquiries, proposals or offers with respect to an acquisition proposal or which would reasonably be expected to lead to an acquisition proposal are received by the Company, any of its subsidiaries or any of their Representatives, (ii) any non-public information is requested in connection with any written or other inquiries, proposals or offers with respect to an acquisition proposal or that would reasonably be expected to lead to an acquisition proposal from the Company, its affiliates or any of their Representatives or (iii) any discussions or negotiation with respect to, or that would reasonably be expected to lead to, an acquisition proposal are sought to be initiated or continued with the Company, indicating, in connection with such notice, the identity of such person or group and the material terms and conditions of any proposals or offers (including providing copies of any written materials delivered by such person) and thereafter will keep Parent reasonably informed, on a reasonably current basis, of the status and terms of any such proposals or offers (including any amendments to the financial or other material terms thereto) and the status of any such discussions or negotiations (including delivery to Parent within forty-eight (48) hours of copies of all proposals, offers, drafts of proposed agreements or communications delivered by or on behalf of such person in connection with such proposal or offer). In addition, neither the Company nor any of its subsidiaries will, after the date of the Merger Agreement, enter into any confidentiality or similar agreement that would prohibit it from providing such information to Parent.

No Change in Recommendation or Alternative Acquisition Agreement

The Merger Agreement provides that, except as described below, the Board (or any committee thereof) will not (i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Parent, the recommendation of the Board to the Company’s stockholders to adopt the Merger Agreement or approve, recommend or otherwise declare advisable (or publicly propose to approve, recommend or otherwise declare advisable) any acquisition proposal, (ii) fail to include the recommendation of the Board to the Company’s stockholders to adopt the Merger Agreement in this proxy statement, (iii) following the date any acquisition proposal or any material modification thereto is first publicly disclosed or announced, fail to issue a press release publicly reaffirming such recommendation within ten (10) days of receipt of a written request from Parent to do so (provided that Parent is only permitted to issue one such request for each separate acquisition proposal) (and if the Special Meeting is scheduled to be held within ten (10) days, then within two (2) business days of such request), (iv) fail to publicly recommend against any acquisition proposal that is a tender or exchange offer by a third party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act (including, for these purposes, by taking no position with respect to the acceptance of such tender offer or exchange offer by the Company’s stockholders) within ten (10) business days after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer, (v) approve, adopt or recommend (or publicly propose to approve, adopt or recommend) any acquisition proposal or (vi) cause or permit the Company or any of its subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement or other agreement (other than an Acceptable Confidentiality Agreement) (an “Alternative Acquisition Agreement”) relating to any acquisition proposal (each of the foregoing clauses (i)-(vi), a “Change in Recommendation”).

Superior Proposal Exception to Change in Recommendation Provision or Entry into an Alternative Acquisition Agreement

Following receipt of a bona fide written acquisition proposal by the Company, its affiliates or their Representatives after the date of the Merger Agreement that did not result from a breach of the applicable terms of the Merger Agreement and that the Board determines in good faith, after consultation with its outside legal counsel and financial advisor, constitutes a superior proposal, the Board may, at any time prior to the adoption of the Merger Agreement by the Company’s stockholders, make a Change in Recommendation or terminate the Merger Agreement in accordance with its termination provisions in order to enter into the Alternative Acquisition Agreement with respect to such superior proposal, or authorize, resolve, agree or propose publicly to take any such action, if all of the following conditions are met:

•

the Company has (i) provided to Parent written notice, which states expressly (a) that it has received a written acquisition proposal that constitutes a superior proposal, (b) the material terms and conditions of the acquisition proposal (including the consideration offered therein and the identity of the person or group making the acquisition proposal), and contemporaneously provided an unredacted copy of the Alternative Acquisition Agreement and all other documents related to the superior proposal and (c) that, subject to the next bullet, the Board has determined to make a Change in Recommendation or to terminate the Merger Agreement in order to enter into the Alternative Acquisition Agreement, as applicable and (ii) prior to making such a Change in Recommendation or terminating the Merger Agreement, as applicable, engaged in good faith negotiations with Parent (to the extent Parent wishes to negotiate) during the four (4) business day period following Parent’s receipt of such written notice and ending at 11:59 p.m. (New York City time) on such fourth (4th) business day, to make such adjustments to the terms and conditions of the Merger Agreement such that the Alternative Acquisition Agreement ceases to constitute a superior proposal (it being understood and agreed that any amendment to the financial terms or any other material term or condition of such superior proposal shall require a new notice and an additional three (3) business day period ending at 11:59 p.m. (New York City time) on such third (3rd) business day); and

•

the Board has determined, in good faith, after consultation with its financial advisors and outside legal counsel, that, in light of such superior proposal and taking into account any revised terms committed to in writing by Parent, such superior proposal continues to constitute a superior proposal and that the failure to make such Change in Recommendation or to so terminate the Merger Agreement, as applicable, would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.

Intervening Event Exception to Change in Recommendation Provision

Notwithstanding anything to the contrary set forth in the provisions restricting Changes in Recommendation or the Company entering into Alternative Acquisition Agreements in the Merger Agreement, upon the occurrence of any Intervening Event, the Board may, at any time prior to the adoption of the Merger Agreement by the Company’s stockholders, make a Change in Recommendation, if all of the following conditions are met:

•

the Company has (i) provided to Parent prior written notice, which will (a) set forth in reasonable detail information describing the Intervening Event and the rationale for the Change in Recommendation and (b) state expressly that, subject to the next bullet, the Board has determined to make a Change in Recommendation and (ii) prior to making such a Change in Recommendation, engaged in good faith negotiations with Parent (to the extent Parent wishes to negotiate) during the four (4) business day period following Parent’s receipt of such written notice and ending at 11:59 p.m. (New York City time) on such fourth (4th) business day, to make such adjustments to the terms and conditions of the Merger Agreement such that the failure of the Board to make a Change in Recommendation in response to the Intervening Event would no longer reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable law; and

•

the Board has determined in good faith, after consultation with its outside legal counsel and financial advisor, that in light of such Intervening Event and taking into account any revised terms committed to in writing by Parent, the failure to make a Change in Recommendation would reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable law.

Obligations with Respect to this Proxy Statement and the Special Meeting

As promptly as practicable after the date of the Merger Agreement, the Company was required to commence a broker search pursuant to Rule 14a-13 under the Exchange Act in a manner to enable the record date for the Special Meeting to be set so that the Special Meeting could be held promptly following the mailing of this proxy statement and, in any event within thirty (30) days after the date of the Merger Agreement, to prepare and file this proxy statement in preliminary form. The Company and Parent were also each required to use their reasonable best efforts to promptly provide responses to the SEC with respect to any comments received on the proxy statement by the SEC. The Company was required to cause the definitive proxy statement to be mailed as promptly as possible after the earlier of (i) the date the staff of the SEC advises that it has no further comments thereon or that the Company may commence mailing the proxy statement and (ii) expiration of the ten (10)-day waiting period contemplated by Rule 14a-6(a) under the Exchange Act.

The Company is required, as promptly as reasonably practicable in accordance with applicable law and the Company’s certificate of incorporation and bylaws, to establish a record date for, duly call and give notice of, and convene a meeting of the holders of Shares to consider and vote upon the adoption of the Merger Agreement. If required by Parent on no more than two (2) occasions, the Company must postpone or adjourn the Special Meeting for a reasonable period of time not to exceed ten (10) business days in the aggregate for the purpose of receiving additional proxies, whether or not a quorum is present and/or ensuring that enough Shares will be represented to constitute a quorum necessary to conduct the business of the Special Meeting.

Efforts to Complete the Merger

The Company and Parent will, subject to the exceptions to the non-solicitation provisions of the Merger Agreement described above, cooperate with each other and use, and will cause their respective subsidiaries and ultimate parent entities within the meaning of the HSR Act to use, their respective reasonable best efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable under the

Merger Agreement and applicable laws to consummate and make effective the Merger and the other Transactions as expeditiously as possible, and in no event later than July 28, 2027 (the “Termination Date”), including (i) as promptly as reasonably practicable preparing and filing all documentation to effect all necessary notices, reports, information and other filings required to be filed under the HSR Act, any state premerger notification laws and any foreign investment and competition laws with respect to the Transactions (and in any event within ten (10) business days after the date of the Merger Agreement (unless otherwise mutually agreed in writing by the parties)) and to obtain as promptly as reasonably practicable all consents, registrations, approvals, permits, expirations of waiting periods and authorizations necessary or advisable to be obtained from any third party or any governmental entity in order to consummate the Merger or any of the other Transactions, (ii) satisfying the conditions to consummating the Merger, (iii) defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the Merger, (iv) obtaining (and cooperating with each other in obtaining) any consent, approval or waiver of any exemption by, any non-governmental third party, in each case, to the extent necessary, proper or advisable in connection with the Merger and (v) executing and delivering any reasonable additional instruments necessary to consummate the Transactions and to fully carry out the purposes of the Merger Agreement. Notwithstanding the foregoing, neither Parent nor its affiliates are required to take any action that, individually or in the aggregate, would be reasonably expected to have a material adverse effect on the Company and the Company’s subsidiaries, taken as a whole (as measured before giving effect to the transactions contemplated by the Merger Agreement), nor is the Company nor any of its affiliates required to pay, or commit to pay, any money or other consideration, incur any liability or other obligation, commence any litigation, arbitration or proceeding or offer or grant any accommodation to any non-governmental third party to obtain any such consent; provided that the failure to obtain any such non-governmental third party consents will not result in the failure to satisfy any of the conditions to the Closing set forth in the Merger Agreement.

Subject to the paragraph after next, in the event that the parties receive a request for information or documentary material pursuant to the HSR Act or any other antitrust laws, including a request for additional information and documentary material, the parties will use their reasonable best efforts to submit an appropriate response to, and to certify substantial compliance with, such request as promptly as practicable and advisable, and counsel for both parties will closely cooperate during the entirety of any such request review process. None of the parties, including their respective subsidiaries and controlled affiliates, will take, cause or permit to be taken, or omit to take, any action which such party reasonably expects is likely to materially delay or prevent consummation of the contemplated Transactions, unless otherwise agreed to by the parties.

In furtherance of the foregoing, from the date of the Merger Agreement until the Effective Time, Parent will not, directly or indirectly (but subject in all respects to the immediately preceding sentence) acquire or agree to acquire by merger or consolidation with, or by purchasing the assets of or equity in, any person with substantial business activities in the United States, if the entering into of a definitive agreement relating to or the consummation of such a transaction would reasonably be expected to prevent or delay past the Termination Date (as defined below) the satisfaction of the governmental consent condition to the Closing. Neither the Company nor Parent, without each other party’s prior written consent (not to be unreasonably withheld, conditioned or delayed), will (i) withdraw or refile any filing made under the HSR Act or any other antitrust laws or laws relating to foreign investment, (ii) enter into any timing or similar agreement, or otherwise agree or commit to any arrangement, that would have the effect of extending, suspending, lengthening or otherwise tolling the expiration or termination of the waiting period applicable to the contemplated Transactions under the HSR Act or any other antitrust laws or laws relating to foreign investment or (iii) enter into any timing or similar agreement, or otherwise agree or commit to any arrangement, that would bind or commit the parties not to consummate the contemplated Transactions (or that would otherwise prevent or prohibit the parties from consummating the contemplated Transactions); provided, that the Parent may withdraw and refile its filing under the HSR Act pursuant to 16 CFR § 803.12 once without the Company’s consent, if Parent determines in its sole discretion such withdrawal and refiling is advisable.

Parent has decision-making authority and the right to direct, devise and implement the strategy with respect to the appropriate course of action with respect to obtaining the consents, approvals, permits, timing, waiting period expirations or authorizations of any governmental entity required to consummate the Merger prior to the Termination Date; provided that Parent will consult with the Company and consider in good faith all comments and advice of the Company (and its counsel) with respect to such matters. Subject to applicable law, no party to the Merger Agreement or its counsel will independently participate in any substantive call or meeting relating to the antitrust laws with any governmental entity in respect of such filings, investigation, or other inquiry without first giving the other party or its counsel prior notice of such call or meeting and, to the extent permitted by such governmental entity, the opportunity to attend and participate. In furtherance of the foregoing and to the extent permitted by applicable law:

•

each party will notify the other, as far in advance as practicable, of any filing or material or substantive communication or inquiry it or any of its subsidiaries intends to make with any governmental entity relating to the Transactions;

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prior to submitting any such material or substantive filing or making any such communication or inquiry, such party will provide the other party and its counsel a reasonable opportunity to review, and will consider in good faith the comments of the other party in connection with, any such filing, communication or inquiry;

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promptly following the submission of such filing or making such material or substantive communication or inquiry, provide the other party with a copy of any such filing or, if in written form, communication or inquiry, or a summary of any oral communication; and consult with the other party in connection with any inquiry, hearing, investigation or litigation by, or negotiations with, any governmental entity relating to the Merger, including the scheduling of, and strategic planning for, any meetings with any governmental entity relating thereto.

Parent, including its subsidiaries and controlled affiliates, will use its reasonable best efforts to resolve such objections, if any, as may be asserted by any governmental entity in connection with the HSR Act, or any other applicable antitrust laws or laws relating to foreign investment with respect to the Transactions and to avoid the entry of, or effect the dissolution of, any decree, order, judgment, injunction, temporary restraining order or other order in any suit or proceeding, that would otherwise have the effect of preventing the consummation of the Transactions.

If any administrative or judicial proceeding, including any such proceeding by a private party, is instituted (or threatened to be instituted) challenging the Merger or any other of the Transactions as violative of any antitrust law, Parent will use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts the consummation of the Merger.

The Company will (i) cause the Registered Broker-Dealer to file with Financial Industry Regulatory Authority (“FINRA”) as promptly as practicable (but not more than fifteen (15) business days after the date of the Merger Agreement), a Continuing Membership Application that is deemed “substantially complete” by FINRA and (ii) use reasonable best efforts to obtain FINRA Approval of such Continuing Membership Application as soon as practicable thereafter. The parties agree that the Registered Broker-Dealer will have the responsibility to prepare and file the Continuing Membership Application and any written or oral responses that FINRA may require as part of the Continuing Membership Application approval process. However, the parties further agree that in connection with each submission of the Continuing Membership Application and any responses thereto, including any exhibits attached as part of each amendment of the Continuing Membership Application, the Company will, and will cause the Registered Broker-Dealer to, consult in good faith with Parent and give Parent a reasonable opportunity to comment on drafts of such submissions prior to submission. The Company will cause the Registered Broker-Dealer to advise Parent in advance of any material discussions with

FINRA in connection with the Continuing Membership Application, and subject to applicable law, will give Parent the opportunity to participate in any such discussions with FINRA. Parent will reasonably cooperate in responding to any requests made by the Company or the Registered Broker-Dealer that are required to respond to any requests for information made by FINRA as part of the Continuing Membership Application.

Access to Information

From and after the date of the Merger Agreement and until the earlier of the Effective Time and the termination of the Merger Agreement, upon reasonable advance notice (and in any event not less than forty-eight (48) hours’ notice), and except as may otherwise be required by applicable law, (i) the Company will, and will cause its subsidiaries to and direct its Representatives to, afford Parent and its representatives reasonable access, during normal business hours during the period prior to the Effective Time, to the Company’s and its subsidiaries’ properties, assets, books and records and (ii) during such period, the Company will, and will cause its subsidiaries to, furnish promptly to Parent all information concerning its or any of its subsidiaries’ capital stock, business and personnel as may reasonably be requested by Parent; provided, that no investigation will affect or be deemed to modify any representation or warranty made by the Company; and provided further, that the foregoing will not require the Company to permit any invasive sampling or testing or other invasive surface or subsurface investigation or assessment of the sort generally referred to as a Phase II environmental investigation at any property affiliated with the Company or its subsidiaries or to disclose any information, to the extent that (a) in the reasonable good faith judgment of the Company, any applicable law requires the Company or its subsidiaries to restrict or prohibit access to any such information or disclosure thereof that would expose the Company to an unreasonable risk of liability for disclosure of sensitive or personal information, (b) in the reasonable good faith judgment of the Company, the information is subject to confidentiality obligations to a third party or its disclosure would violate the terms of any confidentiality agreement or other contract that is binding on the Company or any of its subsidiaries, or (c) disclosure of any such information or document would result in the waiver or loss of attorney-client privilege, work product doctrine or any other legal privilege; provided further, that with respect to the foregoing clauses (a) through (c), the Company will use its commercially reasonable efforts to (1) obtain the required consent of any such third party to provide such disclosure, (2) develop an alternative to providing such information so as to address such matters that is reasonably acceptable to the Company and (3) in the case of clauses (a) and (c), implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection, including by arrangement of appropriate clean room procedures, necessary redaction or entry into a customary joint defense agreement with respect to any information to be so provided, if the parties determine that doing so would reasonably permit the disclosure of such information without violating applicable law or jeopardizing such privilege. Any investigation pursuant to the foregoing right of access will be conducted in such a manner as not to interfere unreasonably with the conduct of the business of the Company. All requests for information made pursuant to the foregoing right of access will be directed to an executive officer of the Company or such person as may be designated by any such executive officer.

Director and Officer Indemnification and Insurance

The Merger Agreement provides that from and after the Effective Time, Parent will, and will cause the Surviving Corporation to, indemnify, defend and hold harmless each present and former director and officer of the Company or any of its subsidiaries, determined as of the Effective Time (the “Indemnified Parties”) against any and all costs (including settlement costs) or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, penalties or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (with respect to matters existing or occurring at or prior to the Effective Time (including the Merger Agreement and the Transactions)), arising out of or based on, in whole or in part, the fact that such Indemnified Party is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another person prior to the Effective Time, in each case, whether threatened, pending or completed and whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the

Company would have been permitted under the laws of the State of Delaware, any applicable indemnification agreement to which such person is a party, and the Company’s certificate of incorporation or bylaws in effect on the date of the Merger Agreement to indemnify such person (and Parent and the Surviving Corporation will also advance expenses as incurred to the fullest extent permitted under applicable law; provided that the person to whom expenses are advanced will provide an undertaking to repay such advances if it is ultimately determined by final adjudication that such person is not entitled to indemnification); provided, further, that (x) the Surviving Corporation will not be liable for any settlement effected without its prior written consent (which consent will not be unreasonably withheld, conditioned or delayed) and (y) except for legal counsel engaged for one or more Indemnified Parties on the date of the Merger Agreement, the Surviving Corporation will not be obligated to pay the fees and expenses of more than one legal counsel (selected by a plurality of the applicable Indemnified Parties) for all Indemnified Parties in any jurisdiction with respect to any single legal action, except to the extent that, on the advice of any such Indemnified Party’s counsel, two or more of such Indemnified Parties have conflicting interests in the outcome of such action. Parent will, and will cause the Surviving Corporation to, ensure that the organizational documents of the Surviving Corporation and its subsidiaries, will, for a period of six (6) years from and after the Effective Time, contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors, officers, employees and agents of the Company and its subsidiaries than are presently set forth in the Company’s certificate of incorporation and bylaws (or equivalent organizational and governing documents of any subsidiary). Any right of indemnification of an Indemnified Party pursuant to the Merger Agreement will not be amended, repealed or otherwise modified at any time in a manner that would adversely affect the rights of such Indemnified Party.

Prior to the Effective Time, the Company will and, if the Company is unable to, Parent will cause the Surviving Corporation as of the Effective Time to, obtain and fully pay for “tail” insurance policies with a claims period of at least six (6) years from and after the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with benefits and levels of coverage at least as favorable, in the aggregate, as the Company’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (including in connection with the Merger Agreement or the Transactions); provided, however that in no event will the Company be required to expend for such policies an annual premium amount in excess of three-hundred percent (300%) of the annual premiums currently paid by the Company for such insurance; provided, further that if the premium for such insurance coverage exceeds such amount, the Surviving Corporation will obtain a policy with the greatest coverage available for a cost not exceeding such amount. If the Company for any reason fails to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation will, and Parent will cause the Surviving Corporation to, continue to maintain in effect for a period of at least six (6) years from and after the Effective Time D&O Insurance in place with benefits and levels of coverage at least as favorable, in the aggregate, as provided in the Company’s existing policies as of the date of the Merger Agreement, or the Surviving Corporation will, and Parent will cause the Surviving Corporation to, purchase comparable D&O Insurance for such six-year period with benefits and levels of coverage at least as favorable, in the aggregate, as provided in the Company’s existing policies as of the date of the Merger Agreement; provided, however that in no event will the Company expend, or Parent or the Surviving Corporation be required to expend for such policies, an annual premium amount in excess of three-hundred percent (300%) of the annual premiums currently paid by the Company for such insurance; and, provided further, that if the premium for such insurance coverage exceeds such amount, the Surviving Corporation will obtain a policy with the greatest coverage available for a cost not exceeding such amount.

Employee Benefits

Parent has agreed that each employee of the Company or its subsidiaries who is employed with the Company or its subsidiaries immediately prior to the Closing (a “Continuing Employee”) will, during the period commencing at the Effective Time and ending on the twelve (12)-month anniversary of the Effective Time (or, if earlier, the termination of such Continuing Employee’s employment), be provided with (i) a base salary or base wage that is no less favorable than the base salary or base wage provided to such Continuing Employee by the

Company and its subsidiaries immediately prior to the Effective Time, (ii) target annual cash bonus opportunities that are no less favorable than the target annual cash bonus opportunities provided to such Continuing Employee by the Company and its subsidiaries immediately prior to the Effective Time and (iii) employee benefits (excluding severance, equity, equity-based or long-term incentive compensation, nonqualified deferred compensation, defined benefit pension, retiree or post-employment health or welfare, retention, change in control and transaction bonuses together, the “Excluded Benefits”) that are either (a) no less favorable than the employee benefits (other than the Excluded Benefits) provided to similarly situated employees and service providers of Parent and its subsidiaries as of immediately prior to the Effective Time or (b) substantially comparable in the aggregate to the employee benefits (other than the Excluded Benefits) provided to such Continuing Employee by the Company and its subsidiaries immediately prior to the Effective Time. Additionally, Parent intends to implement, as soon as practicable following the Closing, a long-term incentive program for Continuing Employees that provides compensation opportunities comparable to those provided to similarly situated employees of Parent and its subsidiaries. Additionally, Parent has agreed that each Continuing Employee will, during the period commencing at the Effective Time and ending on the twelve (12)-month anniversary of the Effective Time, in the case of qualifying terminations of employment (determined on the same basis as applies immediately prior to the Effective Time), be provided with severance benefits that are no less favorable than the severance benefits provided by the Company and its subsidiaries to such Continuing Employee immediately prior to the Effective Time, which benefits are scheduled in the Company Disclosure Letter. Parent will, or will cause the Surviving Corporation to, honor and assume all obligations under all employment agreements, severance plans and deferred compensation plans that are Company benefit plans (other than certain plans identified in the Company Disclosure Letter), in accordance with their terms as in effect immediately prior to the Effective Time.

If Continuing Employees become eligible to participate in benefit plans of Parent during a plan year, Parent will use commercially reasonable efforts to cause such plans to provide that no pre-existing conditions, exclusions or waiting periods will apply to Continuing Employees under such plans, except to the extent such condition or exclusion was applicable to an individual Continuing Employee under the corresponding Company benefit plan prior to the Effective Time. With respect to the plan year in which Continuing Employees first become eligible to participate in benefit plans of Parent, Parent will use commercially reasonable efforts to provide each Continuing Employee with credit for all deductibles, co-payments, co-insurance and out-of-pocket expenses incurred by such Continuing Employee (and his or her covered dependents) under the corresponding plan during such plan year for purposes of satisfying any applicable deductible or out-of-pocket requirements under any plan of Parent in which such Continuing Employee is eligible to participate following the Effective Time.

From and after the Closing Date, Parent will, or will cause the Surviving Corporation to, provide credit to Continuing Employees for their service recognized by the Company and its subsidiaries as of the Effective Time for all purposes (including eligibility, vesting, continuous service, determination of service awards, vacation, paid time off and severance entitlements); provided that such service will not be recognized to the extent that such recognition would result in a duplication of benefits.

The Company has also agreed that, no later than fifteen (15) business days prior to the Closing Date, the Company will provide Parent with copies of the calculations prepared by or on behalf of the Company or any of its subsidiaries with respect to Section 280G of the Code, including the identity of each “disqualified individual,” the amount of each such individual’s “base amount” and the value of any payments or benefits that would constitute “parachute payments” within the meaning of Section 280G of the Code. The Company will provide Parent with a reasonable opportunity to review and comment on such calculations and will consider Parent’s comments in good faith before finalizing such calculations.

If requested by Parent in writing no later than seven (7) business days prior to the Closing Date, the Company will, and will cause its subsidiaries to, adopt resolutions and take all other actions necessary to terminate any Company plan intended to be qualified under Section 401(a) of the Code that includes a cash or deferred arrangement intended to qualify under Section 401(k) of the Code, effective no later than the day immediately preceding the Closing Date and contingent upon the occurrence of the Closing. The Company will provide Parent with a reasonable opportunity to review and provide reasonable comments to such resolutions, and shall deliver evidence reasonably satisfactory to Parent that such termination has been approved by the Board or the applicable plan sponsor.

The employee benefits provisions of the Merger Agreement described in this section are solely for the benefit of the parties to the Merger Agreement, and neither any current or former employee, nor any other individual associated therewith, is or will be regarded for any purpose as a third party beneficiary to the Merger Agreement. Nothing in these employee benefits provisions of the Merger Agreement will (i) guarantee employment or service or continued employment or service for any period of time, (ii) require Parent, the Surviving Corporation or any of their respective affiliates to continue, amend or establish any particular compensation or benefit plan or arrangement, or prevent the amendment, modification or termination thereof, or (iii) limit the right of Parent, the Surviving Corporation or any of their respective affiliates to terminate the employment or service of any Continuing Employee or other individual service provider at any time and for any or no reason.

Financing Cooperation

Subject to certain limitations set forth in the Merger Agreement, the Company is required to use commercially reasonable efforts to provide such customary cooperation as is reasonably requested by Parent in the arrangement and consummation of the financings set forth in the Commitment Letters prior to the Closing.

Existing Credit Agreements

In connection with the Transactions, the parties intend to terminate and pay off the commitments under the Existing Credit Agreements.

CBIZ is required to obtain customary payoff letters (in form and substance reasonably acceptable to Parent) in connection with termination and payoff of the Existing Credit Agreements.

Other Covenants and Agreements

The Company and Parent have made certain other covenants to and agreements with each other regarding various other matters including:

•	public statements and disclosure concerning the Merger Agreement and the Transactions;

•	anti-takeover or other similar laws;

•	control of their respective operations prior to the Effective Time;

•	Company stockholder litigation relating to the Merger Agreement or the Transactions;

•	advisory client notices and consents in connection with the Merger

•	restrictions on arrangements between Parent or Merger Sub and stockholders of the Company

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the Company’s ability to take all actions reasonably necessary or advisable to cause any dispositions (or deemed dispositions) of equity securities of the Company (including derivative securities) in connection with the Transactions by each individual who is a director or executive officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act; and

•	cooperation to delist the Shares from NYSE and deregister such Shares under the Exchange Act as soon as possible following the Effective Time.

Conditions to the Merger

Conditions to Each Party’s Obligations (“Mutual Closing Conditions”)

The respective obligations of the parties to the Merger Agreement to effect the Merger are subject to the satisfaction (or mutual waiver if not prohibited by law) at or prior to the Closing of each of the following conditions:

•	adoption of the Merger Agreement by the Company’s stockholders in accordance with applicable law and the Company’s certificate of incorporation and bylaws;

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the waiting period applicable to the consummation of the Merger under the HSR Act (and any extensions thereof, including any agreement with any governmental entity to delay the Closing entered into in connection therewith) having expired or been earlier terminated; and

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no governmental entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger.

Conditions to Parent’s and Merger Sub’s Obligations (“Parent’s and Merger Sub’s Closing Conditions”)

The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or, to the extent permitted by law, waiver by Parent at or prior to the Closing of the following additional conditions:

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the Company’s representations and warranties contained in the Merger Agreement related to the Company’s capital structure must be true and correct, subject only to de minimis inaccuracies, as of the Closing Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty must be true and correct as of such particular date);

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the first sentence of the Company’s representation and warranty contained in the Merger Agreement related to the absence of certain changes must be true and correct in all respects as of the date of the Closing Date;

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certain of the Company’s representations and warranties contained in the Merger Agreement related to the Company’s organization, good standing and qualification to do business, corporate authority and broker’s and finder’s fees must, to the extent not qualified by Company Material Adverse Effect or other materiality qualifications, be true and correct in all material respects as of the Closing Date and, to the extent so qualified, be true and correct in all respects as of the Closing Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty must be true and correct as of such particular date);

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each of the Company’s other representations and warranties contained in the Merger Agreement must be true and correct as of the Closing Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty must be true and correct as of such particular date), except where the failure of such representations and warranties to be so true and correct (without regard to materiality, Company Material Adverse Effect or similar qualifications contained within such representations and warranties), individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect;

•	the Company must have performed and complied with in all material respects all obligations required to be performed by or complied with by it under the Merger Agreement at or prior to the Closing;

•	since the date of the Merger Agreement there must not have occurred a Company Material Adverse Effect; and

•	Parent must have received a signed certificate by an officer of the Company at the Closing stating that the conditions set forth in the six bullets immediately above have been satisfied.

Conditions to the Company’s Obligations (“Company’s Closing Conditions”)

The Company’s obligations to effect the Merger are also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following additional conditions:

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each of the representations and warranties of Parent and Merger Sub contained in the Merger Agreement related to organization, good standing and qualification to do business, ownership of Merger Sub and corporate authority and approval, must be true and correct in all material respects as of the Closing Date (in each case, except to the extent that any such representation and warranty speaks as of a specified date, in which case such representation and warranty will be so true and correct as of such particular date);

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each of Parent and Merger Sub’s other representations and warranties contained in the Merger Agreement must be true and correct in all respects as of the Closing Date (in each case, except to the extent that any such representation and warranty speaks as of a specified date, in which case such representation and warranty will be true and correct in all material respects as of such particular date), except where the failure of such representations and warranties to be true and correct (without regard to materiality, “Parent Material Adverse Effect” or similar qualifications contained within such representations and warranties), individually or in the aggregate, has not and would not reasonably be expected to prevent, materially delay, materially impair or interfere with, or materially adversely affect the ability of Parent or Merger Sub to consummate the Transactions on a timely basis;

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each of Parent and Merger Sub must have performed and complied with in all material respects all obligations required to be performed by or complied with by it under the Merger Agreement at or prior to the Closing; and

•	the Company must have received a signed certificate by an officer of Parent at the Closing stating that the conditions set forth in the three bullets immediately above have been satisfied.

To the extent permitted by applicable law, each of Parent and Merger Sub, on the one hand, and the Company, on the other hand, may waive the conditions to the performance of its respective obligations under the Merger Agreement and effect the Merger even though one or more of these conditions has not been met. The Company cannot give any assurance that all of the conditions of the Merger will be either satisfied or waived or that the Merger will occur.

Termination of the Merger Agreement

Termination Rights Exercisable by Either Party

The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of the Merger Agreement by the Company’s stockholders, by the mutual written consent of Parent and the Company.

In addition, the Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by either Parent or the Company by written notice to the other party if:

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the Merger has not been consummated by the Termination Date (as such date may be modified by the mutual written agreement of the Company and Parent), whether such date is before or after the date of adoption of the Merger Agreement by the stockholders of the Company; provided, that the right to so terminate the Merger Agreement will not be available to any party that has breached in any material respect any representation, warranty, covenant or agreement under the Merger Agreement in any manner that has primarily caused the failure of the Merger to be consummated by the Termination Date (it being understood that Parent and Merger Sub are deemed a single party for these purposes) (the termination right described in this bullet, the “Termination Date Termination Right”);

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the adoption of the Merger Agreement by the stockholders of the Company has not occurred at the Special Meeting, or at any adjournment or postponement thereof, at which a vote upon the adoption of the Merger Agreement has been taken; or

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any law promulgated by a governmental entity of competent jurisdiction permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger has become final and non-appealable, whether before or after the adoption of the Merger Agreement by the stockholders of the Company.

The right to terminate the Merger Agreement pursuant to the above circumstances will not be available to any party that has breached in any material respect any representation, warranty, covenant or agreement under the Merger Agreement in any manner that has primarily caused the failure of the Merger to be consummated.

Company Termination Rights

The Company may also terminate the Merger Agreement and abandon the Merger at any time prior to the Effective Time by written notice to Parent if:

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at any time prior to the Effective Time, whether or not the Company’s stockholders have adopted the Merger Agreement, there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub in the Merger Agreement, or any such representation and warranty becomes untrue after the date of the Merger Agreement, such that the conditions set forth in the first three bullets of the Company’s Closing Conditions would not be satisfied and such breach or failure to be true is not curable prior to the Termination Date or, if curable prior to the Termination Date, is not cured prior to the earlier of (i) thirty (30) days following written notice to Parent from the Company describing such breach or failure in reasonable detail and stating the Company’s intention to terminate the Merger Agreement and abandon the Merger and any other transactions contemplated by the Merger Agreement and (ii) the Termination Date; provided that the Company will not have the right to terminate the Merger Agreement described in this bullet if the Company is then in breach of any of its representations, warranties, covenants or agreements under the Merger Agreement such that the conditions set forth in the first five bullets of Parent’s and Merger Sub’s Closing Conditions would not be satisfied (the termination right described in this bullet, the “Breach Company Termination Right”);

•

at any time prior to the adoption of the Merger Agreement by the Company’s stockholders, the Board effects a Change in Recommendation and the Board has approved, and concurrently with such termination, the Company enters into an Alternative Acquisition Agreement providing for the implementation of a superior proposal that did not result from a breach of the applicable terms of the Merger Agreement (see the section entitled “The Merger Agreement-Acquisition Proposals-Go-Shop; No Solicitation or Negotiation,” beginning on page 75); provided that prior to or concurrently with such termination, the Company pays to Parent the Company Termination Fee or the Go-Shop Termination Fee, as applicable, required to be paid pursuant to the Merger Agreement (and such termination will not be effective until the Company has paid the Company Termination Fee or the Go-Shop Termination Fee, as applicable, in accordance with the Merger Agreement) (the termination right described in this bullet, the “Superior Proposal Termination Right”); or

•

(i) all of the Mutual Closing Conditions and Parent’s and Merger Sub’s Closing Conditions have been and continue to be satisfied or waived (other than those conditions that by their nature are to be, and can be, satisfied by actions taken at the Closing, which conditions shall be, at the time of delivery of the notice referred to in the following clause (iii), capable of being satisfied as if such time were the Closing), (ii) Parent fails to consummate the Merger on the date on which the Closing should have occurred pursuant to the Merger Agreement, (iii) on and after the date the Closing should have occurred pursuant to the Merger Agreement the Company has irrevocably confirmed to Parent in writing that (a) all of the Mutual Closing Conditions and Company’s Closing Conditions have been and continue to be satisfied or waived (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, which conditions are capable of being satisfied as if the Closing occurred on the date of such notice) and (b) it is ready, willing and able to consummate the Closing on the date of such written notice and throughout the immediately subsequent three (3) business day period and (iv) Parent fails to consummate the Merger within three (3) business days following receipt of such written notice (the termination right described in this bullet, the “Failure to Close Company Termination Right”).

Parent Termination Rights

Parent may also terminate by written notice the Merger Agreement and abandon the Merger at any time prior to the Effective Time if:

•

there has been a breach of any representation, warranty, covenant or agreement made by the Company in the Merger Agreement, or any such representation and warranty becomes untrue after the date of the Merger Agreement, such that the conditions set forth in the first five bullets of Parent’s and Merger Sub’s Closing Conditions would not be satisfied and such breach or failure to be true is not curable prior to the Termination Date or, if curable prior to the Termination Date, is not cured prior to the earlier of (i) thirty (30) days following written notice to the Company from Parent describing such breach or failure in reasonable detail and stating Parent’s intention to terminate the Merger Agreement and abandon the Merger and (ii) the Termination Date; provided that Parent will not have the right to terminate the Merger Agreement described in this bullet if Parent or Merger Sub is then in breach of any of its representations, warranties, covenants or agreements under the Merger Agreement such that the conditions set forth in the first three bullets of the Company’s Closing Conditions would not be satisfied (the termination right described in this bullet, the “Breach Parent Termination Right”); or

•

there has been a Change in Recommendation; provided that Parent will no longer be entitled to terminate the Merger Agreement after the adoption of the Merger Agreement by the Company’s stockholders (the “Change in Recommendation Termination Right”).

Effect of Termination

If the Merger Agreement is terminated and the Merger is abandoned pursuant to the terms of the Merger Agreement, the Merger Agreement, (other than as set forth below) will become void and of no effect with no liability on the part of any party to the Merger Agreement (or any of its respective affiliates or other non-recourse parties) relating to, based on or arising under or out of the Merger Agreement, the Transactions or the subject matter of the Merger Agreement (including the negotiation and performance of the Merger Agreement); provided, however, that no termination will relieve any party to the Merger Agreement from any liability:

•	for damages resulting from the willful breach of the Merger Agreement by, or the actual fraud of, any party to the Merger Agreement prior to such termination; or

•	any party to the Merger Agreement from any liability with respect to the Go-Shop Termination Fee, Company Termination Fee and Parent Termination Fee.

Termination Fees

The Company has agreed to pay Parent the Company Termination Fee if:

•	Parent terminates the Merger Agreement pursuant to the Change in Recommendation Termination Right;

•

the Company terminates the Merger Agreement pursuant to the Superior Proposal Termination Right; provided, that (i) such termination occurs after the Go-Shop Period and (ii) the parties to the Alternative Acquisition Agreement are not Excluded Parties; or

•

if (i) the Merger Agreement is terminated (a) by Parent or the Company pursuant to the Termination Date Termination Right prior to the adoption of the Merger Agreement by the Company’s stockholders or the Stockholder No Vote Termination Right or (b) by Parent pursuant to the Breach Parent Termination Right, (ii) prior to such termination referred to in clause (i) of this sentence, but after the date of the Merger Agreement, an acquisition proposal has been made to the Company or its Representatives or has been publicly announced or made (or publicly announced an intention, whether or not conditional, to make) (a “Company Acquisition Proposal”) (and in the case of termination pursuant to the Stockholder No Vote Termination Right, such Company Acquisition Proposal or publicly proposed or announced intention was made prior to the date of the special meeting (including any adjournments and postponements thereof)) and (iii) concurrently or within twelve (12) months after the date of a termination in either of the cases referred to in clauses (i)(a) and (i)(b) above, the Company or its subsidiaries have entered into a definitive agreement with respect to, or consummated, any Company Acquisition Proposal, then the Company will be obligated to pay the Company Termination Fee to Parent by wire transfer of immediately available funds concurrently upon the entry into definitive agreements for, or consummation of such a transaction, whichever is earlier; provided that solely for purposes of this bullet, the term “acquisition proposal” has the meaning assigned in the Merger Agreement, except that the references to “fifteen percent (15%) or more” are deemed to be references to “fifty percent (50%) or more”.

The Company agreed to pay the Go-Shop Termination Fee if:

•

the Company terminates the Merger Agreement pursuant to the Superior Proposal Termination Right; provided that such termination (i) occurred during the Go-Shop Period or (ii) the Company terminated to enter into an Alternative Acquisition Agreement with an Excluded Party.

Parent has agreed to pay the Company the Parent Termination Fee if the Merger Agreement is terminated:

•	by the Company pursuant to the Breach Company Termination Right or the Failure to Close Company Termination Right; or

•

by Parent pursuant to the Termination Date Termination Right at a time when the Company could have terminated the Merger Agreement pursuant to the Breach Company Termination Right or the Failure to Close Company Termination Right.

Miscellaneous

Specific Performance

The parties to the Merger Agreement have acknowledged and agreed that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the obligations, undertakings, covenants or agreements of the parties to the Merger Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the Company, on the one hand, and Parent and Merger Sub, on the other hand, will be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of the Merger Agreement by the other parties, and to enforce specifically the terms and provisions of the Merger Agreement (including the efforts covenants described above and the obligations to consummate the Merger and the Closing and to make the payments contemplated by the Merger Agreement) by a decree of specific performance without the necessity of proving actual harm or damages or posting a bond or other security therefor, this being in addition to any other remedy to which such party is entitled at law or in equity, and each party has agreed that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance or other equitable remedy is not an appropriate remedy for any reason at law or in equity. Without limitation of the foregoing, the parties have further acknowledged and agreed that prior to the Closing, the Company, on the one hand, and Parent and Merger Sub, on the other hand, will be entitled to seek specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of the covenants required to be performed by, the other party under the Merger Agreement, and to cause the Company to consummate the Merger and the Closing, in addition to any other remedy to which the parties are entitled at law or in equity, including each party’s right to terminate the Merger Agreement and seek money damages. Each party to the Merger Agreement has further agreed that it will not take any position in any legal proceeding concerning the Merger Agreement that is contrary to the terms of the specific performance provisions of the Merger Agreement. Parent has agreed to cause Merger Sub to perform its obligations under the Merger Agreement.

Notwithstanding anything to the contrary in the Merger Agreement, the parties have explicitly agreed that the Company will be entitled to specific performance of Parent’s obligation to consummate the Closing, and to cause Parent and Merger Sub to exercise their rights under the Equity Commitment Letter to cause the equity financing commitments thereunder to be funded, only in the event that (i) all Mutual Closing Conditions and Parent’s and Merger Sub’s Closing Conditions have been and continue to be satisfied or waived (other than those that by their terms are to be satisfied at the Closing) and Parent fails to consummate the Merger on the date the Closing is required to have occurred pursuant to the Merger Agreement, (ii) the debt financing (or any alternative financing, as the case may be) has been funded or will be funded in accordance with the terms of the Debt Commitment Letters at the Closing, (iii) the Company has irrevocably confirmed in writing that it is ready, willing and able to consummate the Closing and that, if specific performance is granted and the debt financing is funded, then the Closing will occur in accordance with the Merger Agreement and (iv) Parent fails to consummate the Merger within two (2) business days following receipt of such notice.

For the avoidance of doubt, in no event will the exercise of any party’s right to seek specific performance reduce, restrict or otherwise limit such party’s right to terminate the Merger Agreement and/or pursue all applicable remedies at law, including seeking payment of the Parent Termination Fee or damages for fraud or willful breach to the extent expressly preserved by the Merger Agreement. Notwithstanding the foregoing, in no event will the Company or any of its affiliates be entitled to (x) obtain specific performance to effect the Closing after the Merger Agreement has been terminated in accordance with its terms or (y) payment of monetary damages of any kind (including the Parent Termination Fee) if the Company has been granted specific performance of the Merger Agreement, the Closing actually occurs and Parent makes all of the payments contemplated by the Merger Agreement.

Amendment of the Merger Agreement

Subject to the provisions of applicable law, at any time prior to the Effective Time, the Merger Agreement (including any schedule thereto) may be amended, modified or supplemented in writing by Parent, Merger Sub and the Company, by action of the board of directors of the respective parties.

Waiver

Any provision of the Merger Agreement may be waived prior to the Effective Time if, and only if, such waiver is in writing and signed by the party against whom the waiver is to be effective.

Governing Law; Submission to Jurisdiction; No Jury Trial

The Merger Agreement is governed by Delaware law, without giving effect to principles of conflicts of law thereof. Each of the parties to the Merger Agreement has (i) consented to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if the Court of Chancery lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, in the event any dispute arises out of or is related to the Merger Agreement or any of the Transactions, (ii) agreed that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agreed that it will not bring any action, suit, arbitration or proceeding by or before any governmental entity (each, an “Action”) relating to the Merger Agreement or any of the Transactions in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (iv) waived any objection that it may now or hereafter have to the venue of any such Action in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom or that such Action was brought in an inconvenient court and agrees not to plead or claim the same, and (v) consented to service being made through the notice procedures set forth in the Merger Agreement. Each of the Company, Parent and Merger Sub agreed that service of any process, summons, notice or document by U.S. registered mail to the addresses set forth in the Merger Agreement will be effective service of process for any Action in connection with the Merger Agreement or the Transactions.

Each of Parent, Merger Sub and the Company waived any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to the Merger Agreement or the Transactions. Notwithstanding anything to the contrary contained in the Merger Agreement, the Company (on behalf of itself and its subsidiaries), Parent and Merger Sub waived any right to trial by jury with respect to any action related to any debt financing obtained by Parent or any of its subsidiaries in connection with the Merger or the performance thereof or the transactions contemplated thereby.

Expenses

Except as otherwise provided with respect to the termination fees discussed above, whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger Agreement and the Transactions contemplated by the Merger Agreement will be paid by the party incurring such expense, except that (i) expenses incurred in connection with the filing fee for this proxy statement and printing and mailing of this proxy statement will be shared equally by Parent and the Company and (ii) Parent will be responsible for, and pay, one hundred percent (100%) of the filing fees in connection with the filings required under the HSR Act and any other filings required or advisable by any governmental entity pursuant to the Merger Agreement.

All transfer, documentary, sales, use, stamp, registration and other similar taxes and fees (including penalties and interest) incurred in connection with the Merger will be paid by or on behalf of Parent when due and payable.

PARTIES TO THE MERGER

CBIZ

CBIZ is a leading professional services advisor to middle-market businesses nationwide. With industry knowledge and expertise in accounting, tax, advisory, benefits, insurance, and technology, CBIZ delivers actionable insights to help clients anticipate what is next and discover new ways to accelerate growth. CBIZ has more than 9,500 team members across more than 140 locations in 23 major markets coast to coast. CBIZ was originally incorporated under the name “Stout Associates, Inc.” on June 16, 1987.

The Company’s website address is www.cbiz.com. The information provided on the Company’s website is not part of this proxy statement and is not incorporated by reference in this proxy statement by this or any other reference to the Company’s website in this proxy statement.

Additional information about CBIZ is contained in the Company’s public filings, which are incorporated by reference in this proxy statement. See the section entitled “Where You Can Find More Information,” beginning on page 112, for more information.

The principal office address of CBIZ is 5959 Rockside Woods Blvd. N. Suite 600, Independence, Ohio 44131, and its telephone number is (216) 447-9000.

Parent

Parent was incorporated in Delaware on July 23, 2026 solely for the purpose of engaging in the Transactions, including the Merger. Parent is an affiliate of Grant Thornton. Parent has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor.

The principal office address of Parent is 171 North Clark, Suite 200, Chicago, Illinois 60601, and its telephone number is (312)  856-0200.

Merger Sub

Merger Sub was incorporated in Delaware on July 23, 2026 solely for the purpose of engaging in the Transactions, including the Merger. Merger Sub is a direct wholly owned subsidiary of Parent and an affiliate of Grant Thornton. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor. Upon completion of the Merger, Merger Sub will merge with and into CBIZ and Merger Sub will cease to exist.

The principal office address of Merger Sub is 171 North Clark, Suite 200, Chicago, Illinois 60601, and its telephone number is (312) 856-0200.

THE SPECIAL MEETING

We are furnishing this proxy statement as part of the solicitation of proxies by the Board for use at the Special Meeting and at any properly convened meeting following an adjournment or postponement of the Special Meeting.

Date, Time and Place of the Special Meeting

CBIZ will hold the Special Meeting via live webcast on October 27, 2026, at 8:00 a.m. Eastern Time. To participate in the Special Meeting virtually through the internet, please visit www.virtualshareholdermeeting.com/CBZ2026SM. You will need the 16-digit control number shown on your proxy card or voting instructions form to vote during the meeting. If you are a stockholder and you do not have your 16-digit control number, you will only be able to listen to the Special Meeting. If you cannot locate your 16-digit control number, stockholders who hold their Shares in “street name” should contact their bank, broker or other nominee (preferably at least five days before the Special Meeting) and obtain their 16-digit control number. We encourage you to allow ample time for online check-in, which will open at 7:45 a.m. Eastern Time. Please note that you will not be able to attend the Special Meeting in person.

Purpose of the Special Meeting

At the Special Meeting, holders of Shares as of the Record Date will be asked to consider and vote on:

1.	the Merger Agreement Proposal;

2.	the Merger-Related Compensation Proposal; and

3.	the Adjournment Proposal.

The Company’s stockholders must approve the Merger Agreement Proposal by the affirmative vote of holders of a majority of the outstanding Shares entitled to vote on such matter as of the Record Date, in order for the Merger to occur. If the Company’s stockholders fail to approve the Merger Agreement Proposal, the Merger will not occur. A copy of the Merger Agreement is attached as Annex A to this proxy statement. You are encouraged to read the Merger Agreement carefully in its entirety.

The votes on the Adjournment Proposal and the Merger-Related Compensation Proposal are separate and apart from the vote on the Merger Agreement Proposal. Accordingly, a stockholder may vote in favor of the Adjournment Proposal and/or the Merger-Related Compensation Proposal and vote not to approve the Merger Agreement Proposal.

Recommendation of the Board

The Board evaluated the Merger in consultation with the Company’s management and legal and financial advisors and unanimously (i) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders, (iii) resolved to recommend to the stockholders of the Company the adoption of the Merger Agreement and the Transactions in accordance with the DGCL and (iv) directed the Merger Agreement be submitted to the holders of Shares for their consideration and adoption.

The Merger Agreement and the Transactions, including the Merger, have been unanimously approved by the Board. The Board recommends a vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.

Record Date and Quorum

Each holder of record of Shares as of the close of business on the Record Date, is entitled to receive notice of, and to vote at, the Special Meeting. Each such holder will be entitled to one vote for each Share that it owned on the Record Date. As of September 16, 2026, there were 54,940,482 Shares issued and outstanding and entitled to vote at the Special Meeting.

The presence at the Special Meeting, by attendance via the virtual meeting website or by proxy, of the holders of a majority of the Shares entitled to vote on every matter that is to be voted on at the meeting constitutes a quorum for the Special Meeting.

If you are a holder of Shares as of the Record Date and you submit a proxy to vote your Shares by mail, by telephone or through the internet or you attend the Special Meeting via the virtual meeting website, then your Shares will be counted as part of the quorum. If you are a “street name” holder of Shares and you provide your bank, broker, trust or other nominee with voting instructions, then your Shares will be counted in determining the presence of a quorum. If you are a “street name” holder of the Shares and you do not provide your bank, broker, trust or other nominee with voting instructions, then your Shares will not be counted in determining the presence of a quorum.

A quorum is necessary to transact business at the Special Meeting. Once a Share entitled to vote at the Special Meeting is present via the virtual meeting website or represented by proxy at the Special Meeting, it will be counted for the purpose of determining a quorum at the Special Meeting and any adjournment of the Special Meeting, even if the Share is not voted, including any Shares for which a stockholder directs to abstain from voting. If a quorum is not present at the Special Meeting, then the Company may seek to adjourn the Special Meeting.

Vote Required for Approval

Merger Agreement Proposal. The approval of the Merger Agreement Proposal requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote on such matter as of the Record Date. Abstentions and failures to vote will have the same effect, assuming a quorum is present, as a vote “AGAINST” the Merger Agreement Proposal.

Merger-Related Compensation Proposal. The approval of the Merger-Related Compensation Proposal requires the affirmative vote of the holders of a majority in voting power of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote on such matter. Failures to vote will have no effect on approval of the Merger-Related Compensation Proposal, assuming a quorum is present; however, abstentions from voting will have the same effect as a vote “AGAINST” the Merger-Related Compensation Proposal.

Adjournment Proposal. The approval of the Adjournment Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote on such matter. Failures to vote will have no effect on approval of the Adjournment Proposal, assuming a quorum is present; however, abstentions from voting will have the same effect as a vote “AGAINST” the Adjournment Proposal.

Shares Held by the Company’s Directors and Executive Officers

Our directors and executive officers have informed us that they currently intend to vote all of their respective Shares: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Merger-Related Compensation Proposal; and (3) “FOR” the Adjournment Proposal.

As of September 16, 2026, the Record Date for the Special Meeting, our directors and executive officers directly owned, in the aggregate, 2,238,549 Shares entitled to vote at the Special Meeting, or collectively approximately 4.07% of all the outstanding Shares entitled to vote at the Special Meeting.

Broker Non-Votes

Under applicable stock exchange rules, all of the proposals in this proxy statement are non-routine matters. A bank, broker, trust or other nominee may exercise discretion in voting on routine matters, but may not exercise discretion, and therefore will not vote on non-routine matters, if instructions are not given. Accordingly, if your Shares are held in “street name”, a bank, broker, trust or other nominee will NOT be able to vote your Shares, and your Shares will not be counted in determining the presence of a quorum unless you have properly instructed your bank, broker, trust or other nominee on how to vote your Shares. Because all of the proposals in this proxy statement are non-routine matters, we do not expect that there will be broker non-votes on any of the proposals.

How to Vote

Holders of Shares as of the Record Date can have their shares voted (i) by proxy by completing a proxy card and mailing it in the prepaid envelope provided, (ii) by calling a toll-free telephone number or (iii) through the internet or (iv) at the Special Meeting via the virtual meeting website. Please refer to your proxy card or the information forwarded by your bank, broker, trust or other nominee to see which options are available to you. The telephone and internet facilities for holders of Shares as of the Record Date to submit proxies will close at 11:59 p.m., Eastern Time on October 26, 2026, the day before the Special Meeting. If you choose to submit your proxy by mailing a proxy card, your proxy card must be completed, signed, dated and returned in the enclosed postage-paid reply envelope or otherwise filed with our Corporate Secretary no later than 11:59 p.m., Eastern Time, on October 26, 2026, the day before the Special Meeting.

If you submit your proxy by mail, by telephone or through the internet voting procedures, but do not include “FOR,” “AGAINST” or “ABSTAIN” on a proposal to be voted, your Shares will be voted “FOR” the Merger Agreement Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. If you indicate “ABSTAIN” on a proposal to be voted, assuming a quorum is present, it will have the same effect as a vote “AGAINST” that proposal. If you wish to vote by proxy and your Shares are held by a bank, broker, trust or other nominee, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee for your Shares to be voted at the Special Meeting. Your bank, broker, trust or other nominee will NOT be able to vote your Shares on the proposals unless you have properly instructed your bank, broker, trust or other nominee on how to vote your Shares.

If you wish to vote by attending the Special Meeting via the virtual meeting website and your Shares are held in “street name,” you will need a 16-digit control number to vote during the Special Meeting. If you cannot locate your 16-digit control number, stockholders who hold their Shares in “street name” should contact their bank, broker or other nominee (preferably at least five days before the Special Meeting) and obtain their 16-digit control number.

If you do not submit a proxy or otherwise vote your Shares in any of the ways described above, it will have the same effect as a vote “AGAINST” the Merger Agreement Proposal, but will have no effect on the approval of the Merger-Related Compensation Proposal or the Adjournment Proposal, assuming a quorum is present at the Special Meeting.

YOU SHOULD NOT SEND IN YOUR STOCK CERTIFICATE(S) WITH YOUR PROXY CARD.

A letter of transmittal with instructions for the surrender of certificates representing Shares or book-entry Shares will be mailed to stockholders if the Merger is completed.

If you have more questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor, Innisfree M&A Incorporated. Stockholders may call toll-free at + 1 (877) 750-0637 (U.S. and Canada) or +1 (412) 232-3651 (all other countries); banks and brokerage firms may call collect at +1 (212) 750-5833.

Revocation of Proxies

Any proxy given by a CBIZ stockholder may be revoked at any time before it is voted at the Special Meeting by doing any of the following:

•	by submitting another proxy by telephone or through the internet, in accordance with the instructions on the proxy card;

•

by delivering a signed written notice of revocation bearing a date later than the date of the proxy to Jaileah X. Huddleston, Corporate Secretary, 5959 Rockside Woods Blvd. N., Suite 600, Independence, Ohio 44131, stating that the proxy is revoked;

•	by submitting a later-dated proxy card relating to the same Shares; or

•

by attending the Special Meeting via the virtual meeting website and voting at the meeting (your attendance at the Special Meeting will not, by itself, revoke your proxy; you must vote at the Special Meeting via the virtual meeting website).

“Street name” holders of Shares should contact their bank, broker, trust or other nominee to obtain instructions as to how to revoke or change their proxies.

All properly submitted proxies received by us before the Special Meeting that are not revoked or changed prior to being exercised at the Special Meeting will be voted at the Special Meeting in accordance with the instructions indicated on the proxies or, if no instructions were provided, “FOR” each of the proposals.

Adjournments and Postponements

Although it is not currently expected, the Special Meeting may be adjourned or postponed one or more times to a later day or time if necessary or appropriate to ensure that any necessary supplement or amendment to this proxy statement is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the Special Meeting to approve such proposal. Your Shares will be voted on the Adjournment Proposal in accordance with the instructions indicated in your proxy or, if no instructions were provided, “FOR” the proposal.

If a quorum is not present at the Special Meeting, then the Company may seek to adjourn the Special Meeting. Pursuant to the bylaws of the Company, in the absence of a quorum, the holders of a majority of the Shares present in person or by proxy may adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall attend. Further, pursuant to the bylaws of the Company, the chair of the meeting may adjourn the Special Meeting for any reasonable purpose. In addition, the Board may, after consultation with Parent, postpone the Special Meeting for the purpose of soliciting additional proxies or as otherwise permitted under the Merger Agreement. If required by Parent on no more than two (2) occasions, the Company shall postpone or adjourn the Special Meeting for a reasonable period of time not to exceed ten (10) business days in the aggregate for the purpose of receiving additional proxies, whether or not a quorum is present and/or ensuring that enough Shares will be represented to constitute a quorum necessary to conduct the business of the Special Meeting.

Solicitation of Proxies

The Company is soliciting the enclosed proxy card on behalf of the Board. The Company will bear the cost of this solicitation, except that, in accordance with the terms of the Merger Agreement, expenses incurred in connection with the filing fee for this proxy statement and printing and mailing of this proxy statement will be shared equally by Parent and the Company. In addition to solicitation by mail, the Company and its directors, officers and employees may solicit proxies in person, by telephone or by electronic means. These persons will not be specifically compensated for doing this.

The Company has retained Innisfree M&A Incorporated to assist in the solicitation process. The Company will pay Innisfree M&A Incorporated a fee of approximately $60,000 and will reimburse Innisfree M&A Incorporated for reasonable out-of-pocket expenses.

The Company will ask banks, brokers, trusts and other nominees to forward the Company proxy solicitation materials to the beneficial owners of Shares held of record by such banks, brokers, trusts or other nominees. The Company will reimburse these banks, brokers, trusts or other nominees for their customary clerical and mailing expenses incurred in forwarding the proxy solicitation materials to the beneficial owners.

Questions and Additional Information

If you have more questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor, Innisfree M&A Incorporated. Stockholders may call toll-free at +1 (877) 750-0637 (U.S. and Canada) or +1 (412) 232-3651 (all other countries); banks and brokerage firms may call collect at +1 (212) 750-5833.

PROPOSAL 1: THE MERGER AGREEMENT PROPOSAL

The Proposal

The Company is asking you to approve the Merger Agreement Proposal. You should carefully read this proxy statement in its entirety for more detailed information concerning the Merger Agreement and the Merger. In particular, you should read in its entirety the Merger Agreement, which is attached as Annex A to this proxy statement. In addition, see the sections entitled “The Merger,” beginning on page 24, and “The Merger Agreement,” beginning on page 62.

Vote Required and Board Recommendation

The approval of the Merger Agreement Proposal requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote on such matter as of the Record Date. Abstentions and failure to vote will have the same effect, assuming a quorum is present, as a vote “AGAINST” the Merger Agreement Proposal.

Your vote is very important. If you fail to return your proxy, submit a proxy by telephone or through the internet or virtually attend the Special Meeting, your Shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting or be voted at the Special Meeting and, if a quorum is present, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. If you, as CBIZ stockholder, return a properly executed proxy card, but do not indicate instructions on your proxy card, your Shares represented by such proxy card will be voted “FOR” the Merger Agreement Proposal.

The Board recommends a vote “FOR” the Merger Agreement Proposal.

PROPOSAL 2: MERGER-RELATED COMPENSATION PROPOSAL

The Proposal

As required by Item 402(t) of Regulation S-K under the Securities Act and Section 14A of the Exchange Act, we are providing our holders of Shares as of the Record Date the opportunity to cast a vote to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to CBIZ’s named executive officers that is based on or otherwise relates to the Merger as disclosed in the section entitled “The Merger-Summary of Potential Transaction Payments to Named Executive Officers,” beginning on page 50, including the table in such section and accompanying footnotes.

Vote Required and Board Recommendation

As an advisory vote, this proposal is not binding upon CBIZ or the Board, and approval of this proposal is not a condition to completion of the Merger. Because the Merger-related executive compensation to be paid in connection with the Merger is based on the terms of the Merger Agreement as well as the contractual arrangements between CBIZ and the named executive officers, such compensation may be paid or become payable, regardless of the outcome of this advisory vote, if the Merger Agreement is adopted (subject only to the contractual conditions in the Merger Agreement applicable thereto as well as any applicable contractual arrangements between CBIZ and the named executive officers). Accordingly, you are asked to vote on the following resolution:

“RESOLVED, that the stockholders of CBIZ, Inc. approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to the named executive officers of CBIZ, Inc. that is based on or otherwise relates to the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K under the heading “The Merger-Summary of Potential Transaction Payments to Named Executive Officers.”

If you return a properly executed proxy card, but do not indicate instructions on your proxy card, your Shares represented by such proxy card will be voted “FOR” the Merger-Related Compensation Proposal.

The approval of the Merger-Related Compensation Proposal requires the affirmative vote of the holders of a majority in voting power of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter. The vote is advisory only and, therefore, not binding on the Company or Parent or any of their respective subsidiaries, and, if the Merger is completed, the compensation that is based on or otherwise relates to the Merger will be paid or become payable to our named executive officers even if this proposal is not approved. Failures to vote will have no effect on approval of the Merger-Related Compensation Proposal, assuming a quorum is present; however, abstentions from voting will have the same effect as a vote “AGAINST” the Merger-Related Compensation Proposal.

The Board recommends a vote “FOR” the Merger-Related Compensation Proposal.

PROPOSAL 3: ADJOURNMENT PROPOSAL

The Proposal

The Company is asking you to approve one or more proposals to adjourn the Special Meeting to a later date or time if necessary or appropriate to ensure that any necessary supplement or amendment to this proxy statement is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the Special Meeting to approve such proposal. If the Company’s stockholders approve the Adjournment Proposal, the Company could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the Merger Agreement Proposal (other than in respect of any proposal for which the vote has been taken and the polls have been closed at the Special Meeting). Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against the Merger Agreement Proposal such that the Merger Agreement Proposal would be defeated, the Company could adjourn the Special Meeting without a vote on the Merger Agreement Proposal and seek to convince the holders of those Shares to change their votes to votes in favor of any such proposal. Additionally, if a quorum is not present at the Special Meeting, then the Company may seek to adjourn the Special Meeting. Pursuant to the bylaws of the Company, in the absence of a quorum, the holders of a majority of the Shares present in person or by proxy may adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall attend. Pursuant to the bylaws of the Company, the chair of the meeting may adjourn the Special Meeting for any reasonable purpose.

Vote Required and Board Recommendation

The approval of the Adjournment Proposal requires, assuming a quorum is present, the affirmative vote of holders of a majority in voting power of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter. Failures to vote will have no effect on approval of the proposal, assuming a quorum is present; however, abstentions from voting will have the same effect as a vote “AGAINST” the Adjournment Proposal.

If you return a properly executed proxy card, but do not indicate instructions on your proxy card, your Shares represented by such proxy card will be voted “FOR” the proposal to adjourn the Special Meeting to a later date or time if necessary or appropriate.

The Board recommends a vote “FOR” the Adjournment Proposal.

APPRAISAL RIGHTS

Record holders and beneficial owners of Shares who comply with the procedures summarized below will be entitled to appraisal rights if the Merger is completed. Under Section 262 of the DGCL (which we refer to as “Section 262”), record holders and beneficial owners of Shares with respect to which appraisal rights are properly demanded and perfected and not withdrawn or lost are entitled to have such Shares appraised by the Delaware Court of Chancery. Shares held by record holders and beneficial owners who properly exercise appraisal rights in accordance with Section 262 of the DGCL will not be converted into the right to receive the Merger Consideration, but instead will be canceled and represent the right to receive, in lieu of the Merger Consideration, a cash payment that is equal to the “fair value” of their Shares (exclusive of any element of value arising from the accomplishment or expectation of the Merger) at the Effective Time, as determined by the Delaware Court of Chancery, together with interest, if any as determined in accordance with Section 262 (the “appraisal payment”). The fair value of such Shares could be more than, less than or equal to the Merger Consideration. CBIZ is required to send a notice to that effect to each record holder, as of the Record Date, not less than 20 days prior to the Special Meeting and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes that notice to the record holders and beneficial owners of Shares.

The following is a brief summary of Section 262, which sets forth the procedures for demanding statutory appraisal rights. This summary, however, is not a complete statement of the applicable requirements, and is qualified in its entirety by reference to Section 262, the full text of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. All references in Section 262 to “stockholder” and in this summary to a “stockholder” or “record holder” are to the record holder of Shares as to which appraisal rights are asserted and all references to a “beneficial owner” are to a person who is the beneficial owner of Shares held either in voting trust or by a nominee on behalf of such person. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262. Failure to comply timely and properly with the requirements of Section 262 may result in the loss of your appraisal rights under the DGCL. This notice does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders or beneficial owners of Shares exercise their appraisal rights under Section 262. YOU ARE STRONGLY ENCOURAGED TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

Stockholders and beneficial owners of Shares who desire to exercise their appraisal rights must do ALL of the following: (i) not vote in favor of the adoption of the Merger Agreement, (ii) deliver in the manner set forth below a written demand for appraisal of the stockholder’s or beneficial owner’s Shares to the Corporate Secretary of CBIZ before the vote on the Merger Agreement Proposal at the Special Meeting is taken, (iii) continuously hold of record or beneficially own, as applicable, such Shares from the date of making the demand through completion of the Merger and (iv) otherwise comply with the requirements of Section 262.

A demand for appraisal must be executed by or for the stockholder or beneficial owner, as applicable. The demand should set forth, fully and correctly, the person’s identity. If Shares are owned of record or beneficially owned by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or on behalf of all such joint holders of record or beneficial owners. An authorized agent, including an agent of two or more joint holders of record or beneficial owners, may execute the demand for appraisal for a stockholder of record or beneficial owner; however, the agent must identify the record holder or beneficial owner or owners, respectively, and expressly disclose that, in exercising the demand, the agent is acting as agent for the record holder or beneficial owner or owners, as applicable.

As required by Section 262, a demand for appraisal must be in writing. Stockholders and beneficial owners who elect to demand appraisal of their Shares must mail or deliver their written demand to:

CBIZ, Inc.

5959 Rockside Woods Blvd. N., Suite 600, Independence, Ohio 44131

Attention: Jaileah X. Huddleston, Corporate Secretary

The written demand for appraisal should specify the stockholder’s name and mailing address. In addition, in the case of a demand for appraisal of a beneficial owner, the demand must also (1) reasonably identify the holder of record of the Shares for which the demand is made, (2) be accompanied by documentary evidence of the beneficial owner’s ownership of such Shares (such as a brokerage or securities account statement containing such information or a letter from the broker or other record holder of such Shares confirming such information) and a statement that such documentary evidence is a true and correct copy of what it purports to be and (3) provide an address at which such beneficial owner consents to receive notices given by the surviving corporation under Section 262 of the DGCL and the verified list required by subsection (f) of Section 262 of the DGCL (discussed further below). Whether made by a holder of record or a beneficial owner, the written demand must reasonably inform CBIZ that the stockholder or beneficial owner intends thereby to demand an appraisal such person’s Shares. The written demand must be received by CBIZ prior to the vote on the Merger Agreement Proposal at the Special Meeting. Neither voting (via the virtual meeting website or by proxy) against, abstaining from voting on or failing to vote on the Merger Agreement Proposal will alone suffice to constitute a written demand for appraisal within the meaning of Section 262. In addition, the stockholder or beneficial owner must not vote its Shares in favor of adoption of the Merger Agreement Proposal. An executed proxy that does not contain voting instructions will, unless revoked, be voted in favor of adoption of the Merger Agreement Proposal and will cause the person’s right of appraisal to be lost. Therefore, anyone who desires to exercise appraisal rights should either (x) refrain from executing and submitting the enclosed proxy card or (y) vote by proxy against the adoption of the Merger Agreement Proposal or affirmatively register an abstention with respect thereto. In the case of a beneficial owner, brokers, banks and other nominees that hold Shares in “street name” for their customers do not have discretionary authority to vote on the Merger Agreement Proposal without specific voting instructions from the beneficial owner on such proposal, but such brokers, banks or other nominees will vote such Shares as instructed if the beneficial owner provides such instructions. If a beneficial owner of Shares held in “street name” instructs such person’s broker, bank or other nominee to vote such person’s Shares in favor of the Merger Agreement Proposal, and does not revoke such instruction prior to the vote on the Merger Agreement Proposal, then such Shares will be voted in favor of the Merger Agreement Proposal, and it will cause such beneficial owner to lose his, her or its right to appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a beneficial owner who wishes to exercise appraisal rights must either not provide any instructions to such person’s broker, bank or other nominee how to vote on the Merger Agreement Proposal or must instruct such broker, bank or other nominee to vote against the Merger Agreement Proposal or abstain from voting on such proposal.

Within 120 days after completion of the Merger, but not thereafter, either the Surviving Corporation or any stockholder or beneficial owner of Shares who has timely and properly demanded appraisal of such stockholder’s or beneficial owner’s Shares and who has complied with the requirements of Section 262 and is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a stockholder or beneficial owner, demanding a determination of the fair value of the Shares of all stockholders and beneficial owners who have properly demanded appraisal. There is no present intent on the part of CBIZ as the Surviving Corporation to file an appraisal petition, and stockholders or beneficial owners seeking to exercise appraisal rights should not assume that the Surviving Corporation will file such a petition or that the Surviving Corporation will initiate any negotiations with respect to the fair value of such Shares. Accordingly, stockholders and beneficial owners who desire to have their Shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262. If no such petition is filed within that 120-day period, appraisal rights will be lost for such person.

Within 120 days after completion of the Merger, any stockholder or beneficial owner who has complied with the applicable provisions of Section 262 will be entitled, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), to receive from the Surviving Corporation a statement setting forth the aggregate number of Shares not voting in favor of the Merger and with respect to which demands for appraisal were received by the Surviving Corporation and the aggregate number of holders or beneficial owners of such Shares (provided that, in the case of a demand made by a beneficial owner in such person’s name, the record holder of such Shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement must be mailed within ten (10) days after a written request therefor has been received by the Surviving Corporation or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for appraisal is duly filed by a CBIZ stockholder or beneficial owner and a copy of the petition is delivered to the Surviving Corporation, then the Surviving Corporation will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders and beneficial owners who have demanded an appraisal of their Shares and with whom agreements as to the value of their Shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order the Delaware Register in Chancery to provide notice of the time and place fixed for the hearing on the petition be mailed to the Surviving Corporation and all of the persons shown on the verified list.

After notice to stockholders and beneficial owners who have demanded appraisal, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery will conduct a hearing upon the petition and determine those stockholders and beneficial owners who have complied with Section 262 and who have become entitled to appraisal rights. The Delaware Court of Chancery may require the stockholders and beneficial owners who have demanded an appraisal for their Shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Delaware Court of Chancery may dismiss the proceedings as to such stockholder or beneficial owner. The Delaware Court of Chancery must dismiss an appraisal proceeding as to all stockholders and beneficial owners who assert appraisal rights unless (i) the total number of Shares entitled to appraisal exceeds 1% of the outstanding Shares of the class or series eligible for appraisal, or (ii) the value of the consideration provided in the Merger for such total number of Shares seeking appraisal exceeds $1,000,000. Where proceedings are not dismissed, and after determining the stockholders and beneficial owners entitled to an appraisal, the appraisal proceeding will be conducted, as to the Shares owned by such stockholders or beneficial owners, in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings.

After a hearing on such petition, the Delaware Court of Chancery will determine which stockholders and beneficial owners are entitled to appraisal rights and thereafter will appraise the Shares owned by those stockholders and beneficial owners, determining the fair value of the Shares exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid, if any, upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, and except as provided in subsection (h) of Section 262, interest from the date the Merger is completed through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharges) as established from time to time during the period between the date the Merger is completed and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the combined company may pay to each former stockholder and beneficial owner entitled to appraisal an amount in cash, in which case interest will accrue thereafter as provided in Section 262 only upon the sum of (i) the difference, if any, between the amount so paid and the fair value of the Shares as determined by the Delaware Court of Chancery, and (ii) interest theretofore accrued, unless paid at that time. In determining fair value, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., et al., the Delaware Supreme Court stated that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered in an appraisal proceeding and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value the court may consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be determined “exclusive of any element of value arising from the accomplishment or expectation of the Merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.”

Stockholders and beneficial owners of Shares considering seeking appraisal should bear in mind that the fair value of their Shares determined under Section 262 could be more than, the same as, or less than the Merger Consideration they are entitled to receive pursuant to the Merger Agreement if they do not seek appraisal of their Shares, and that opinions of investment banking firms as to the fairness from a financial point of view of the consideration payable in a transaction are not opinions as to fair value under Section 262. CBIZ reserves the right to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a Share is less than the applicable Merger Consideration.

Upon application by the Surviving Corporation or by any stockholder or beneficial owner of Shares entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list filed by the Surviving Corporation pursuant to subsection (f) of Section 262 of the DGCL may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262 of the DGCL. The Delaware Court of Chancery will direct the payment of the fair value of the Shares, together with interest, if any, by the Surviving Corporation, as the surviving entity, to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Court may be enforced.

The cost of the appraisal proceeding may be determined by the Delaware Court of Chancery and charged upon the parties as the Delaware Court of Chancery deems equitable in the circumstances. However, costs do not include attorneys’ and expert witness fees. The Delaware Court of Chancery may order that all or a portion of the expenses incurred by such stockholder or beneficial owner of Shares in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all Shares entitled to appraisal. In the absence of such a determination of assessment, each party bears its own expenses.

From and after the date of completion of the Merger, any stockholder or beneficial owner of Shares who has duly demanded appraisal in compliance with Section 262 will not, after completion of the Merger, be entitled to vote for any purpose any Shares subject to such demand or to receive payment of dividends or other distributions on such Shares, except for dividends or distributions payable to stockholders at a date prior to completion of the Merger.

Within 10 days after the Effective Time, the Surviving Corporation must give notice of the date that the Merger became effective to each of the stockholders and beneficial owners of Shares who have perfected and not withdrawn a written demand for appraisal in accordance with Section 262. At any time within 60 days after completion of the Merger, any stockholder or beneficial owner of Shares who has demanded appraisal and who has not commenced an appraisal proceeding or joined that proceeding as a named party will have the right to withdraw such stockholder’s or beneficial owner’s demand for appraisal and to accept the cash to which the stockholder or beneficial owner is entitled pursuant to the Merger. After this period, the stockholder or beneficial owner may withdraw such stockholder’s or beneficial owner’s demand for appraisal only with the written approval of the Surviving Corporation. Notwithstanding the foregoing, no petition timely filed in the Delaware Court of Chancery demanding appraisal will be dismissed as to any stockholders and beneficial owners without the approval of the Delaware Court of Chancery, and that approval may be conditioned upon such terms as the Delaware Court of Chancery deems just. However, the preceding sentence will not affect the right of any stockholder or beneficial owner who has not commenced an appraisal proceeding or joined the proceeding as a named party to withdraw such stockholder’s or beneficial owner’s demand for appraisal and to accept the terms offered upon the Merger within 60 days after completion of the Merger.

If no petition for appraisal is filed with the Delaware Court of Chancery within 120 days after completion of the Merger, appraisal will cease and all record holders and beneficial owners of Shares will be entitled only to receive the Merger Consideration as provided for in the Merger Agreement.

The foregoing is only a brief summary of Section 262 that sets forth the procedures for demanding statutory appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

Failure to comply strictly with all the procedures set forth in Section 262 may result in the loss of a stockholder’s or beneficial owner’s statutory appraisal rights. Consequently, if you wish to exercise your appraisal rights, you are strongly urged to consult a legal advisor before attempting to exercise your appraisal rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Unless otherwise noted, the following table sets forth information with respect to the beneficial ownership of Shares as of September 16, 2026 by (i) each person or group known by us to beneficially own (or have the right to acquire within 60 days) more than 5% of the outstanding Shares, (ii) each of our directors, (iii) each of our named executive officers (the “Named Executive Officers”) and (iv) all of our directors and executive officers as a group.

Unless otherwise indicated, each of our directors and “Named Executive Officers” has (a) the same business address as CBIZ and (b) sole investment and voting power over all of the Shares that he or she beneficially owns. All Share numbers have been rounded to the nearest whole number.

Percentage ownership calculations are based on 54,940,482 Shares outstanding as of September 16, 2026.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class
Beneficial Owners of More than 5%
FMR LLC	4,463,715	(3)	8.12%
Blackrock, Inc.	3,542,696	(4)	6.45%
Bank of Montreal	3,508,094	(5)	6.39%
22C Capital LLC	2,804,527	(6)	5.10%
Directors and Named Executive Officers
Jerome P. Grisko, Jr.	1,188,740	(7)	2.16%
Michael P. Kouzelos	389,718	(8)	*
Rick L. Burdick	187,866	(9)	*
Brad Lakhia	148,479	(10)	*
Gina D. France	76,086	(11)	*
A. Haag Sherman	47,771	(12)	*
Richard T. Marabito	68,887	(13)	*
Rodney A. Young	65,361	(14)	*
Todd J. Slotkin	57,229	(15)	*
Kathy A. Raffa	8,412	(16)	*
Ware Grove	301,518	(17)	*
Chris Spurio	239,340	(18)	*
All directors and officers (10 persons as a group)	2,238,549	(19)	4.07%

*	Represents less than 1% of our common stock.
(1)

Except as otherwise indicated in the notes below, the mailing address of each entity, individual or group named in the table is 5959 Rockside Woods Blvd. N., Suite 600, Independence, OH 44131, and each person named has sole voting and investment power with respect to the shares of common stock beneficially owned by such person. Additionally, none of the listed directors and executive officers named in this beneficial ownership table has pledged shares as security, in conformity with the Company’s anti-pledging and anti-hedging policy applicable to directors and officers.

(2)

Share amounts and percentages shown for each person in the table may include shares purchased in the marketplace, restricted shares, and shares of common stock that are not outstanding but may be acquired upon exercise of options exercisable within 60 days of September 16, 2026. All restricted shares may be voted by the recipient upon award, but restrictions do not immediately lapse; unrestricted ownership of restricted stock occurs only upon the lapse of restrictions.

(3)	Holdings stated are based solely on information in the Schedule 13G/A filed with the SEC on August 7, 2026, by FMR LLC. According to the report, FMR LLC, acting as a parent holding company or control person, beneficially owns 4,463,715.01 shares, of which it has sole voting power with respect to 4,463,208 shares and sole dispositive power with respect to 4,463,715.01 shares. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.
(4)

Holdings stated are based solely on information in the Schedule 13G/A filed with the SEC on January 26, 2024, by BlackRock, Inc. According to the report, BlackRock, Inc., acting as a parent holding company or control person, beneficially owns 3,542,696 shares, of which it has sole voting power with respect to 3,483,747 shares and sole dispositive power with respect to 3,542,696 shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(5)

Holdings stated are based solely on information in the Schedule 13G/A filed with the SEC on May 13, 2026, by Bank of Montreal. According to the report, Bank of Montreal, acting as parent holding company or control person, beneficially owns 3,508,094 shares, of which it has sole voting power with respect to 2,549,917 shares and sole dispositive power with respect to 3,508,094 shares. The address of Bank of Montreal is 1 First Canadian Place, Toronto, Ontario, Canada M5X 1A1.

(6)

Holdings stated are based solely on information in the Schedule 13G filed with the SEC on May 8, 2025, by 22C Capital LLC. According to the report, 22C Capital LLC, which is indirectly owned by each of Eric J. Edell and David Randall Winn, beneficially owns 2,804,527 shares, of which it has shared voting power with respect to 2,804,527 shares and shared dispositive power with respect to 2,804,527 shares. The address of each of 22C Capital LLC and David Randall Winn is 7900 Glades Road, Suite 540, Boca Raton, Florida 33434. The address of Eric J. Edell is 445 Park Avenue, 13th Floor, New York, New York 10022.

(7)

Consists of 474,579 shares of common stock held in a fixed irrevocable trust, 62,920 shares of common stock held in a spousal trust, 345,675 shares of common stock held in a spousal lifetime access trust, 177,914 shares of common stock held in a spousal lifetime access trust and 127,652 shares of common stock, including restricted stock units, owned of record by Mr. Grisko.

(8)	Consists of 389,718 shares of common stock, including restricted stock units, owned of record by Mr. Kouzelos.
(9)	Consists of 179,454 shares of common stock, including restricted stock, held by a Limited Partnership controlled by Mr. Burdick, and 8,412 shares of restricted stock owned of record by Mr. Burdick.
(10)	Consists of 148,479 shares of common stock, including restricted stock units, owned of record by Mr. Lakhia.
(11)	Consists of 76,086 shares of common stock, including restricted stock, owned of record by Ms. France.
(12)	Consists of 47,771 shares of common stock, including restricted stock, owned of record by Mr. Sherman.
(13)

Consists of options to purchase 50,000 shares of common stock granted to Mr. Marabito as an initial non-employee director grant under the CBIZ, Inc. 2019 Omnibus Incentive Plan (the “2019 OIP”), and 18,887 shares of common stock, including restricted stock, owned of record by Mr. Marabito.

(14)

Consists of options to purchase 50,000 shares of common stock granted to Mr. Young as an initial non-employee director grant under the 2019 OIP, and 15,361 shares of common stock, including restricted stock, owned of record by Mr. Young.

(15)	Consists of 57,229 shares of common stock, including restricted stock, owned of record by Mr. Slotkin.
(16)	Consists of 8,412 shares of common stock, including restricted stock, owned of record by Ms. Raffa.
(17)

Mr. Grove resigned from his role as Senior Vice President and Chief Financial Officer, effective March 17, 2025. Based on the available information as of that date, Mr. Grove beneficially owned 301,518 shares of common stock. The Company does not have more current information regarding Mr. Grove’s holdings.

(18)

Mr. Spurio resigned from his role as President, Financial Services, effective January 31, 2026. Based on the available information as of that date, Mr. Spurio beneficially owned 239,340 shares of common stock. The Company does not have more current information regarding Mr. Spurio’s holdings.

(19)

This total does not include Mr. Grove or Mr. Spurio. Mr. Grove ceased to serve as the Company’s Senior Vice President and Chief Financial Officer, effective March 17, 2025, and Mr. Spurio ceased to serve as the Company’s President, Financial Services, effective January 31, 2026.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Special Meeting other than as described in this proxy statement.

FUTURE STOCKHOLDER PROPOSALS

We will not hold an annual meeting of stockholders in 2027 if the Merger is completed because we will no longer be held by public stockholders. However, if the Merger Agreement is terminated for any reason, we expect to hold an annual meeting of stockholders in 2027 and the Company’s stockholders will continue to be entitled to attend and participate in the Company’s stockholder meetings.

If the Company holds a 2027 annual meeting, any proposal or proposals by a Company stockholder intended to be included in the proxy statement and form of proxy relating to the annual meeting of Company stockholders to be held in 2027 must comply with the procedures set forth in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, your proposal(s) must satisfy all applicable requirements of Rule 14a-8 and must have been received by the Corporate Secretary of CBIZ no later than December 3, 2026. If the 2027 annual meeting is held on a date that is more than thirty (30) calendar days before or after the anniversary date of the immediately preceding annual meeting, a stockholder proposal in accordance with Rule 14a-8 must be received by a reasonable time before CBIZ begins to print and distribute its proxy solicitation for the 2027 annual meeting. Nothing in this paragraph will be deemed to require the Company to include in its proxy statement and proxy relating to the 2027 annual meeting any stockholder proposal that may be omitted from the proxy materials of the Company under applicable regulations of the Exchange Act in effect at the time such proposal is received.

Our bylaws currently provide that for a proposal to be properly brought before an annual meeting by a Company stockholder, notice of such proposal must be delivered to the Corporate Secretary of CBIZ no earlier than the one-hundred twentieth (120th) day and not later than the close of business on the ninetieth (90th) day prior to the first anniversary of the date of the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting of stockholders is more than thirty (30) days before or more than sixty (60) days after the first anniversary of the prior year’s annual meeting of stockholders or if CBIZ did not hold an annual meeting of stockholders in the prior year, then such notice must be received no earlier than the close of business on the one-hundred twentieth (120th) day prior to the date of the annual meeting of stockholders and no later than the close of business on the ninetieth (90th) day prior to the date of the annual meeting of stockholders or, if later, the tenth (10th) day after public disclosure of the date of the annual meeting of stockholders. As a result, notice of any proposal with respect to the 2027 annual meeting of stockholders submitted pursuant to these provisions of our bylaws, and containing the information required by our bylaws, must be delivered to the Corporate Secretary of CBIZ no earlier than January 14, 2027 and no later than February 13, 2027.

In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, Company stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide timely notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Company stockholder proposals and nominations should be sent to:

Corporate Secretary

Jaileah X. Huddleston

CBIZ, Inc.

5959 Rockside Woods Blvd. N., Suite 600, Independence, Ohio 44131

HOUSEHOLDING OF PROXY MATERIAL

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders who reside at the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless such stockholders have notified CBIZ of their desire to receive multiple copies of this proxy statement. This process, which is commonly referred to as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of this proxy statement and wish to receive only one, please contact Broadridge at the telephone number or address below. Broadridge will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Broadridge toll free at 1-866-540-7095. You may also write to Broadridge, Householding Department, at 51 Mercedes Way, Edgewood, New York 11717. Beneficial stockholders can request information about householding from their banks, brokers or other holders of record.

WHERE YOU CAN FIND MORE INFORMATION

Our SEC filings are available to the public at the SEC’s website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement, by going to the Investors page of our corporate website at www.cbiz.com. The information provided on our website, other than copies of the documents listed below that have been filed with the SEC, is not part of this proxy statement, and therefore is not incorporated herein by reference.

Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement. This proxy statement and the information that we later file with the SEC may update and supersede the information incorporated by reference and may update and supersede the information in this proxy statement.

We also incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):

•	our Definitive Proxy Statement for the 2026 Annual Meeting of Stockholders, filed with the SEC on April 2, 2026;

•

our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February  26, 2026, as amended by Amendment No.  1 on Form 10-K/A, filed with the SEC on March  2, 2026, and as further amended by Amendment No.  2 on Form 10-K/A, filed with the SEC on August 4, 2026;

•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on April 30, 2026;

•	our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the SEC on August 4, 2026; and

•

our Current Reports on Form 8-K filed with the SEC on January 14, 2026, February  17, 2026, May  15, 2026, July  29, 2026 (relating to Items 1.01, 5.02 and 9.01) and July 29, 2026 (relating to Item 8.01).

We also incorporate by reference into this proxy statement additional documents that the Company may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this proxy statement to the date of the Special Meeting.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.

Any statement contained in a document incorporated by reference into this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or any other subsequently filed document that is incorporated by reference into this proxy statement modifies or supersedes the statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one (1) business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates). You may request copies of these filings at no cost to you by contacting Jaileah X. Huddleston, Corporate Secretary at CBIZ, Inc., 5959 Rockside Woods Blvd. N., Suite 600, Independence, Ohio 44131, at (216) 447-9000, or by contacting Innisfree M&A Incorporated, our proxy solicitor, at the contact information listed below, or may obtain them on the Investor Relations page of our corporate website at www.cbiz.com or through the SEC website. If you would like to request documents from us, please do so at least five (5) business days before the date of the Special Meeting in order to receive timely delivery of those documents prior to the Special Meeting.

Innisfree M&A Incorporated

500 Fifth Avenue, 21st Floor

New York, New York 10110

Stockholders, please call toll free: +1 (877) 750-0637 (U.S. and Canada)

                +1 (412) 232-3651 (all other countries)

Banks and Brokers may call: +1 (212) 750-5833 (collect)

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED SEPTEMBER 18, 2026. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ANNEX A

AGREEMENT AND PLAN OF MERGER

among

CBIZ, INC.,

VIKING PARENTCO, INC.

and

VIKING MERGERCO, INC.

Dated as of July 28, 2026

A-i

(cont.)

A-ii

(cont.)

A-iii

INDEX OF DEFINED TERMS

Defined Term	Section
“Acceptable Confidentiality Agreement”	9.16
“Acquisition Proposal”	9.16
“Action”	9.5(b)
“Affiliate”	9.15
“Agreement”	Preamble
“Alternative Acquisition Agreement”	6.2(c)
“Alternative Financing”	6.18(d)
“Antitrust Laws”	9.16
“Applicable Date”	4.5(a)
“Bankruptcy and Equity Exception”	4.2(d)
“Business Day”	9.16
“Bylaws”	2.2
“Capitalization Date”	4.2(a)
“Certificate”	3.1(a)(i)
“Certificate of Incorporation”	2.1
“Certificate of Merger”	1.3
“CFIUS Regulations”	5.5
“Change in Recommendation”	6.2(c)
“Closing”	1.2
“Closing Date”	1.2
“Code”	3.2(f)
“Company”	Preamble
“Company Acquisition Proposal”	8.5(c)
“Company Balance Sheet”	4.8
“Company Bylaws”	4.1
“Company Certificate of Incorporation”	4.1
“Company Disclosure Letter”	ARTICLE IV
“Company Governing Documents”	4.1(a)
“Company Lease”	4.19
“Company Material Adverse Effect”	9.16
“Company Plan”	9.16
“Company Recommendation”	4.2(d)
“Company Related Parties”	8.5(g)
“Company Reports”	4.5(a)
“Company Requisite Vote”	4.2(d)
“Company Stockholders Meeting”	6.4(a)
“Company Termination Fee”	8.5(b)
“Confidentiality Agreement”	9.7
“Consent”	4.4(a)
“Continuing Employee”	6.9(a)
“Contracts”	4.4(b)
“D&O Insurance”	6.11(b)
“Debt Commitment Letters”	5.7(a)
“Debt Financing”	5.7(a)
“Debt Financing Commitments”	5.7(a)
“Debt Financing Indemnitees”	6.18(h)
“Debt Payoff Letter”	6.17
“DGCL”	3.1(a)(i)
“Dissenting Stockholders”	3.1(a)(i)

A-iv

Defined Term	Section
“Effective Time”	1.3
“Environmental Law”	9.16
“Equity Commitment Letter”	5.7(a)(iii)
“Equity Financing”	5.7(a)(iii)
“Equity Financing Commitments”	5.7(a)(iii)
“Equity Investor”	5.7(a)(iii)
“ERISA”	9.16
“Exchange Act”	4.4(a)
“Exchange Fund”	3.2(a)
“Excluded Benefits”	6.9
“Excluded Shares”	3.1(a)(i)
“Existing Credit Agreements”	6.17
“Extended Termination Date”	8.2(a)
“Fee Letters”	5.7(a)
“Financing”	5.7(a)(ii)
“Financing Commitments”	5.7(a)(ii)
“Foreign Company Plan”	4.9(f)
“Foreign Investment and Competition Laws”	4.4(a)
“GAAP”	9.16
“Go-Shop Period”	6.2(a)(i)
“Go-Shop Termination Fee”	8.5(b)
“Goldman Sachs”	4.21
“Governmental Entity”	4.4(a)
“Guarantor”	5.8
“HSR Act”	4.4(a)
“Indebtedness”	9.15
“Indemnified Parties”	6.11(a)
“Insurance Policy”	4.18
“Intellectual Property”	9.16
“Intervening Event”	9.16
“Knowledge of Parent”	9.16
“Knowledge of the Company”	9.16
“Law”	9.16
“Leased Real Property”	4.19
“Licenses”	4.11
“Lien”	4.2(d)
“Limited Guarantee”	5.8
“Material Contracts”	4.12(j)
“Merger”	Recitals
“Merger Consideration”	3.1(a)(i)
“Merger Sub”	Preamble
“No-Shop Period Start Date”	6.2(a)(i)
“Non-Recourse Party”	9.16
“NYSE”	9.16
“OFAC”	9.16
“Order”	9.16
“Owned Real Property”	4.19
“Parent”	Preamble
“Parent Disclosure Letter”	ARTICLE V
“Parent Material Adverse Effect”	9.15
“Parent Related Parties”	8.5(g)

A-v

Defined Term	Section
“Parent Termination Fee”	8.5(d)
“Paying Agent”	3.2(a)
“Payment”	8.5(f)
“Permitted Liens”	9.16
“Person”	9.16
“Privacy Laws”	9.16
“Privacy Requirements”	9.16
“Processing”	9.16
“Proceedings”	4.7
“Proxy Statement”	6.3(a)
“Regulatory Actions”	6.5(c)
“Regulatory Limitations”	6.5(c)
“Representatives”	6.2(a)
“Sarbanes-Oxley Act”	4.5(a)
“SEC”	4.5(a)
“Second Request”	6.5(a)
“Securities Act”	4.4(a)
“Shares”	3.1(a)(i)
“Solvent”	9.16
“Sponsor Entities”	9.16
“Specified Acquisition”	6.5(b)
“Staff”	6.3(a)
“Subsidiary”	9.16
“Superior Proposal”	9.16
“Surviving Corporation”	1.1
“Takeover Statute”	4.13
“Termination Date”	8.2(a)
“Top Carriers”	4.12(q)
“Top Clients”	4.12(o)
“Top Vendors”	4.12(p)
“Trade Controls”	4.11(b)
“Transaction Personal Information”	6.6(c)
“Treasury Regulations”	9.16
“Uncertificated Shares”	3.1(a)(i)
“Willful Breach”	9.16

A-vi

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), is entered into as of July 28, 2026, by and among CBIZ, Inc., a Delaware corporation (the “Company”), Viking ParentCo, Inc., a Delaware corporation (“Parent”), and Viking MergerCo, Inc., a Delaware corporation and a direct wholly owned Subsidiary of Parent (“Merger Sub”).

RECITALS

WHEREAS, the board of directors of the Company, by resolutions duly adopted, has unanimously (a) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the merger of Merger Sub with and into the Company with the Company surviving the merger as the surviving corporation (the “Merger”), upon the terms and subject to the conditions set forth in this Agreement, (b) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders, (c) subject to Section 6.2, resolved to recommend to the stockholders of the Company the adoption of this Agreement in accordance with the DGCL and (d) directed that this Agreement be submitted to the holders of Shares for their consideration and adoption;

WHEREAS, the board of directors of Parent, by resolutions duly adopted, has unanimously (a) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement and (b) determined that the Merger is fair to, and in the best interests of, Parent and its stockholder(s);

WHEREAS, the board of directors of Merger Sub, by resolutions duly adopted, has unanimously (a) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement, (b) determined that the Merger is fair to, and in the best interests of Merger Sub and its stockholder, (c) resolved to recommend to its stockholder the adoption of this Agreement and (d) directed that this Agreement be submitted to the stockholder of Merger Sub for its adoption; and

WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the receipt and sufficiency of which is acknowledged and agreed, the parties hereto agree as follows:

ARTICLE I

THE MERGER; CLOSING; EFFECTIVE TIME

1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (in such capacity, sometimes hereinafter referred to as the “Surviving Corporation”), and become a wholly owned Subsidiary of Parent, and the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger, except as set forth in ARTICLE II. The Merger shall have the effects specified in the Delaware General Corporation Law (the “DGCL”), this Agreement and the Certificate of Merger (as defined below). Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all (a) property, rights, privileges, powers and franchises of the Company and Merger Sub will vest in the Surviving Corporation and (b) debts, liabilities and duties of the Company and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.

1.2 Closing. Unless this Agreement shall have been terminated pursuant to ARTICLE VIII and unless otherwise mutually agreed in writing by the parties hereto, the closing of the Merger (the “Closing”) shall be conducted remotely via the electronic exchange of documents and signatures at 8:00 a.m., Eastern Time, on the third (3rd) Business Day following the day on which the last to be satisfied or waived of each of the conditions set forth in ARTICLE VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) shall have been satisfied or waived in accordance with this Agreement (the date on which the Closing occurs is referred to as the “Closing Date”); provided that, notwithstanding the satisfaction or waiver of the conditions set forth in ARTICLE VII, unless otherwise agreed in writing by the parties hereto, Parent and Merger Sub shall not be required to effect the Closing until the earlier of (i) a Business Day during the Marketing Period specified by Parent on no less than two (2) Business Days’ prior written notice to the Company (unless a shorter period shall be agreed to by the Company) and (ii) the date that is three (3) Business Days following the final day of the Marketing Period (subject in each case to the satisfaction of conditions set forth in ARTICLE VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions)).

1.3 Effective Time. Concurrently with the Closing, the Company and Parent will cause a Certificate of Merger with respect to the Merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in the DGCL. The Merger shall become effective on the date and at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed upon by the Company and Parent in writing and set forth in the Certificate of Merger in accordance with the DGCL (the “Effective Time”).

ARTICLE II

ORGANIZATIONAL DOCUMENTS, DIRECTORS AND OFFICERS

OF THE SURVIVING CORPORATION

2.1 The Certificate of Incorporation. At the Effective Time, the certificate of incorporation of the Surviving Corporation (the “Certificate of Incorporation”) shall be amended to read as the certificate of incorporation of Merger Sub in effect immediately prior to the Effective Time, except (a) that references to the name of Merger Sub shall be replaced by the name of the Surviving Corporation and (b) for such changes as are agreed by the parties hereto and necessary to comply with Section 6.11 and the terms of this Agreement, and as such shall be the Certificate of Incorporation until thereafter amended as provided therein or by applicable Law, subject to Section 6.11.

2.2 The Bylaws. At the Effective Time, the bylaws of Merger Sub in effect immediately prior to the Effective Time shall become the bylaws of the Surviving Corporation (the “Bylaws”), except (a) that references to the name of Merger Sub shall be replaced by the name of the Surviving Corporation and (b) for such changes as are agreed by the parties hereto and necessary to comply with Section 6.11, and as such shall be the Bylaws until thereafter amended as provided therein or by applicable Law, subject to Section 6.11.

2.3 Directors of Surviving Corporation. The parties hereto shall take all actions necessary so that the directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation to hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Certificate of Incorporation and the Bylaws.

2.4 Officers of the Surviving Corporation. The parties hereto shall take all actions necessary so that the officers of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Certificate of Incorporation and the Bylaws.

ARTICLE III

EFFECT OF THE MERGER ON SECURITIES; EXCHANGE

3.1 Effect on Capital Stock.

(a) At the Effective Time, as a result of the Merger and without any action on the part of the holder of any securities of the Company, Parent or Merger Sub (except, subject to Section 6.20, as otherwise agreed between the holder of such securities and Parent):

(i) Merger Consideration. Each share of common stock, par value $0.01, of the Company (the “Shares” and each a “Share”) issued and outstanding immediately prior to the Effective Time ((A) other than Shares owned by (w) Parent or Merger Sub or any of their respective Subsidiaries, (x) the Company as treasury stock and (y) the Company’s direct or indirect wholly owned subsidiaries (each such Share referred to in clauses (w), (x) and (y) above, an “Excluded Share” and, collectively, the “Excluded Shares”) and (z) stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL (such stockholders, “Dissenting Stockholders”) and (B) including for the avoidance of doubt, Shares, other than the Performance Shares (as defined in the Marcum Agreement and hereinafter, the “Marcum Performance Shares”), issued immediately prior to the Effective Time in accordance with the terms of the Marcum Agreement) shall be converted into the right to receive $55.00 per Share in cash, without interest thereon (the “Merger Consideration”). At the Effective Time, all of the Shares (other than Excluded Shares and Shares owned by Dissenting Stockholders) shall cease to be outstanding, shall automatically be cancelled and shall cease to exist, and (A) each certificate (a “Certificate”) formerly representing any of the Shares (other than the Excluded Shares and Shares owned by Dissenting Stockholders) and (B) each book-entry account formerly representing any uncertificated Shares (“Uncertificated Shares”) (other than Excluded Shares and Shares owned by Dissenting Stockholders) shall thereafter represent only the right to receive the Merger Consideration, and the holders thereof shall cease to have any rights with respect to such Shares other than the right to receive the Merger Consideration upon surrender thereof in accordance with Section 3.2, and each Certificate and Uncertificated Share formerly representing Shares owned by Dissenting Stockholders shall thereafter represent only the right to receive the payment of which reference is made in Section 3.3.

(ii) Cancellation of Excluded Shares and each Share owned by Dissenting Stockholders. Subject to Section 3.3, each Excluded Share (other than any Excluded Share owned by any direct or indirect wholly owned Subsidiary of the Company) and each Share owned by Dissenting Stockholders outstanding as of immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holder thereof, cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist. Any Excluded Share owned by any direct or indirect wholly owned Subsidiary of the Company shall remain outstanding following the Merger.

(b) Merger Sub. Each share of common stock, par value $0.01, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, par value $0.01, of the Surviving Corporation.

3.2 Exchange of Certificates.

(a) Paying Agent. At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with a paying agent selected by Parent with the Company’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed (the “Paying Agent”), for payment to the holders of Shares (other than Excluded Shares and Shares owned by the Dissenting Stockholders), an aggregate amount of cash in U.S. dollars comprising approximately the amounts required to be delivered pursuant to Section 3.1(a) in respect of Shares (such aggregate amount of cash being hereinafter referred to as the “Exchange Fund”). The Paying Agent shall invest the Exchange Fund as directed by Parent; provided that (i) such investments shall be an obligation of, or guaranteed by, the United States of America, in commercial paper obligations rated A-1 or P-1 or better by

Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or bankers’ acceptances of commercial banks and (ii) no such investment (or losses thereon) shall affect the amount of Merger Consideration payable to the holders of Shares pursuant to Section 3.1(a). To the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for any other reason below the level required to make prompt cash payment of the Merger Consideration as contemplated hereby, Parent shall promptly replace or restore the cash in the Exchange Fund lost through such investments or other events so as to ensure that the Exchange Fund is at all times maintained at a level sufficient to make all cash payments required pursuant to Section 3.1(a). No later than five (5) Business Days prior to the Closing Date, Parent shall enter into an agreement with the Paying Agent, in form and substance reasonably satisfactory to the Company, to effect the applicable terms of this Agreement. The Exchange Fund shall not be used for any purpose other than to fund payments of Merger Consideration to holders of Shares in accordance with this Agreement. Parent shall cause the Paying Agent to make, and the Paying Agent shall make, payments of the Merger Consideration from the Exchange Fund in accordance with this Agreement.

(b) Exchange Procedures. Promptly after the Effective Time (and in any event within five (5) Business Days thereafter), Parent shall cause the Paying Agent to mail to each holder of record of a Certificate representing Shares outstanding immediately prior to the Effective Time (other than Excluded Shares and Shares owned by Dissenting Stockholders): (i) a letter of transmittal in customary form advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration, and specifying that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 3.2(e)) and such other documents as may be reasonably required by the Paying Agent (including a validly issued IRS Form W-9 or applicable IRS Form W-8) and (ii) instructions for use in effecting the surrender of such Certificates (or affidavits of loss in lieu of such Certificates as provided in Section 3.2(e)). Upon the surrender of a Certificate (or delivery of an affidavit of loss in lieu thereof as provided in Section 3.2(e)) and such other documents to the Paying Agent in accordance with the terms of such transmittal materials, the holder of such Certificate shall be entitled to receive in exchange therefor an amount in immediately available funds (or, if no wire transfer instructions are provided, a check, and in each case, after giving effect to any required Tax withholding provided in Section 3.2(f)) equal to the cash amount that such holder is entitled to receive pursuant to Section 3.1(a), and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable to holders of Certificates. In the event of a transfer of ownership of Shares represented by a Certificate that is not registered in the transfer records of the Company, a check for any cash to be paid upon due surrender of the Certificate may be issued and/or paid to such a transferee if the Certificate formerly representing such Shares is presented to the Paying Agent, properly endorsed for transfer or otherwise in proper form for transfer, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer or other similar Taxes have been paid or are not applicable.

(c) Transfers. From and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the Shares that were outstanding immediately prior to the Effective Time.

(d) Termination of Exchange Fund. Any portion of the Exchange Fund (including the proceeds of any investments of the Exchange Fund) that remains unclaimed by the stockholders of the Company for twelve (12) months after the Effective Time shall be delivered, at Parent’s option, to Parent or the Surviving Corporation. Any holder of Shares (other than Excluded Shares) who has not theretofore complied with this ARTICLE III shall thereafter look only to Parent for delivery of any payment of cash (after giving effect to any required Tax withholdings as provided in Section 3.2(f)) upon due surrender of its Certificates (or delivery of affidavits of loss in lieu of the Certificates as provided in Section 3.2(e)), without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. To the fullest extent permitted by Law, immediately prior to the date any Merger Consideration would otherwise escheat to or become the property of any

Governmental Entity, such Merger Consideration shall become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

(e) Lost, Stolen or Destroyed Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit (in form and substance satisfactory to Parent and the Surviving Corporation) of that fact by the Person claiming such Certificate to be lost, stolen or destroyed to the Paying Agent or the Surviving Corporation and, if required by the Parent or the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as Parent or the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the cash that would have been issuable or payable pursuant to the provisions of this ARTICLE III (after giving effect to any required Tax withholdings as provided in Section 3.2(f)) had such lost, stolen or destroyed Certificate been surrendered.

(f) Withholding Rights. Each of Parent, Merger Sub, the Surviving Corporation and any Affiliate or agent of the foregoing (each, an “Applicable Withholding Agent”) shall be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement such amounts as are required to be deducted or withheld with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable U.S. state or local or non-U.S. Law. Any such deducted or withheld amounts shall be (i) timely remitted to the applicable Governmental Entity and (ii) treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. Other than with respect to withholding resulting from the failure of a holder of Shares to deliver a valid and duly executed IRS Form W-9 or applicable IRS Form W-8 (or, in each case, any successor forms) in connection with the Merger or in connection with the payment of any amounts contemplated by this Agreement treated as compensation for U.S. federal (and applicable state and local) income tax purposes, reasonably prior to making any deduction or withholding pursuant to this Section 3.2(f), the Applicable Withholding Agent, shall use commercially reasonable efforts to provide written notice to the Company at least five (5) calendar days prior to any anticipated deduction or withholding (together with the legal basis thereof) and shall cooperate in good faith to obtain any available exemption from, or reduction of, such deduction or withholding. Notwithstanding anything to the contrary in this Agreement, none of Parent, Merger Sub, the Surviving Corporation or the Paying Agent shall deduct or withhold any amounts under Section 1445 of the Code from any amounts payable pursuant to this Agreement in respect of Shares so long as, immediately prior to the Effective Time, the Shares are shares of a class that is regularly traded on an established securities market within the meaning of Section 1445(b)(6) of the Code and Treasury Regulations Section 1.1445-2(c)(2).

(g) Uncertificated Shares. Promptly after the Effective Time (and in any event within five (5) Business Days thereafter), Parent shall cause the Paying Agent to (i) mail to each registered holder of Uncertificated Shares (other than in respect of Excluded Shares and Shares owned by Dissenting Stockholders) materials advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration and (ii) deliver the cash amount that such holder is entitled to receive in respect of its Shares pursuant to Section 3.1(a) (after giving effect to any required Tax withholdings as provided in Section  3.2(f)), without interest thereon.

3.3 Dissenters’ Rights. Notwithstanding anything to the contrary herein, no Dissenting Stockholder shall be entitled to receive cash pursuant to the provisions of this ARTICLE III unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal under the DGCL, and any Dissenting Stockholder shall be entitled to receive only the payment provided by Section 262 of the DGCL with respect to Shares owned by such Dissenting Stockholder. If, after the Effective Time, any Person who otherwise would be deemed a Dissenting Stockholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent under Section 262 of the DGCL or if a court of competent jurisdiction shall finally determine that the Dissenting Stockholder is not entitled to relief provided by Section 262 of the DGCL with respect to any Shares, such Shares shall thereupon be treated as though such Shares had been converted in accordance with Section 3.1(a), as of the Effective Time, into the right to receive the Merger Consideration without interest and less any required Tax withholding upon surrender of the Certificates or Uncertificated Shares that formerly evidenced such Shares in the manner provided in Section 3.2. The Company shall give Parent written notice and copies as promptly as practicable following receipt of any written demands for appraisal, withdrawals or attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law received by the Company relating to stockholders’ rights of appraisal. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands, or agree to do any of the foregoing. Parent shall have the right to participate in and direct and control all negotiations and proceedings with respect to any such demands. Any amounts required to be paid in respect of any Shares held by Dissenting Stockholders shall be paid by the Surviving Corporation.

3.4 Adjustments to Prevent Dilution. In the event that the Company changes the number of Shares or securities convertible or exchangeable into or exercisable for any such Shares, in each case issued and outstanding prior to the Effective Time as a result of a distribution, reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, subdivision, or other similar transaction, the Merger Consideration shall be equitably adjusted to eliminate the effects of such event on the Merger Consideration; provided that nothing in this Section 3.4 shall be construed to permit the Company or any of its Subsidiaries or any other Person to take any action that would otherwise be prohibited by the terms of this Agreement.

3.5 Treatment of Equity Awards.

(a) Treatment of Company Options. Immediately prior to the Effective Time (but contingent upon the Effective Time), each Company Option shall be cancelled and converted automatically into the right to receive an aggregate amount in cash equal to the product of (i) the excess (if any) of the Merger Consideration over the applicable exercise price per Share underlying such Company Option and (ii) the total number of Shares subject to such Company Option. The aggregate amounts payable pursuant to this Section 3.5(a) to the holders of Company Options shall be paid by the Surviving Corporation through its payroll as soon as practicable after, and in any event within five (5) Business Days following, the Effective Time, without any interest thereon and less required Tax withholding pursuant to Section 3.2(f).

(b) Treatment of Company RSUs and Marcum Performance Shares.

(i) Immediately prior to the Effective Time (but contingent upon the Effective Time), each Company RSU that is vested as of immediately prior to the Effective Time (for the avoidance of doubt, which do not become vested as a result of the Merger and the other transactions contemplated hereby) and each Marcum Performance Share, in each case, shall be cancelled and converted automatically into the right to receive the Merger Consideration. The amounts payable pursuant to this Section 3.5(b)(i) to the holders of Company RSUs and/or Marcum Performance Shares, respectively, shall be paid by the Surviving Corporation through its payroll as soon as practicable after, and in any event within five (5) Business Days following, the Effective Time (or such later time as required to avoid imposition of additional taxes under Section 409A of the Code), without any interest thereon and less required Tax withholding pursuant to Section 3.2(f).

(ii) Immediately prior to the Effective Time (but contingent upon the Effective Time), each Company RSU that is unvested as of immediately prior to the Effective Time shall be cancelled and converted automatically into the right to receive (such right, a “Replacement RSU Award”) an amount in cash equal to the Merger Consideration (the “Replacement RSU Consideration”), which Replacement RSU Award shall vest and become payable, subject to compliance with Section 409A of the Code and the holder’s continued employment with the Parent or its Affiliates, including the Surviving Corporation (subject to the termination protections set forth below), on the same vesting schedule as the corresponding Company RSU would have vested pursuant to the terms thereof. Parent shall pay (or shall cause the Surviving Corporation to pay) an amount in cash equal to the Replacement RSU Consideration in respect of each Replacement RSU Award that becomes vested on the

Surviving Corporation’s next regularly scheduled payroll date following the applicable vesting date and in any event within ten (10) Business Days after the applicable vesting date (without any interest thereon and less required Tax withholding). Each Replacement RSU Award shall be evidenced by a written letter from Parent setting forth the terms and conditions of the Replacement RSU Award (consistent with this Section 3.5(b)(ii)), the form and substance of which shall be subject to prior review and comment by the Company, which reasonable comments Parent shall incorporate. The replacement award letter will include (x) full acceleration of vesting and payment (to the extent not prohibited by Section 409A of the Code) in case of (i) Parent or its Affiliates’ termination of holder’s employment without Cause, (ii) death of holder, (iii) termination of holder’s employment due to Disability, (iv) holder’s termination of employment due to Normal Retirement and (v) holder’s resignation for Good Reason (each of “Cause,” “Disability,” “Normal Retirement” and “Good Reason” as defined in Section 3.5(b)(ii) of the Company Disclosure Letter), in each case, regardless of the timing of such termination of employment, and (y) such other terms and conditions required for such Replacement RSU Award under the Company Stock Plan and applicable grant agreement, which terms and conditions shall be no less favorable than the terms and conditions applicable to the corresponding Company RSU. Notwithstanding the foregoing, payment hereunder shall be delayed, as required to avoid imposition of additional taxes under Section 409A of the Code.

(c) Treatment of Company PSUs.

(i) Immediately prior to the Effective Time (but contingent upon the Effective Time), each Company PSU that is vested as of immediately prior to the Effective Time (for the avoidance of doubt, which do not become vested as a result of the Merger and the other transactions contemplated hereby) shall be cancelled and converted automatically into the right to receive an amount in cash equal to the product of (A) the Merger Consideration and (B) the number of Shares issuable in settlement of such vested Company PSU. The amounts payable pursuant to this Section 3.5(c)(i) to the holders of Company PSUs shall be paid by the Surviving Corporation through its payroll as soon as practicable after, and in any event within five (5) Business Days following, the Effective Time (or such later time as required to avoid imposition of additional taxes under Section 409A of the Code), without any interest thereon and less required Tax withholding pursuant to Section 3.2(f).

(ii) Immediately prior to the Effective Time (but contingent upon the Effective Time), each award of Company PSUs that is unvested as of immediately prior to the Effective Time shall be cancelled and converted automatically into the right to receive (such right, a “Replacement PSU Award”) an amount in cash equal to the product of (i) the Merger Consideration and (ii) the number of Shares issuable in settlement of such award of Company PSUs, determined based on achievement of target performance (the “Replacement PSU Consideration”), which Replacement PSU Award shall vest and become payable, subject to compliance with Section 409A of the Code and the holder’s continued employment with the Parent or its Affiliates, including the Surviving Corporation (subject to the termination protections set forth below), on the last day of the performance period applicable to such corresponding Company PSU. Parent shall pay (or shall cause the Surviving Corporation to pay) an amount in cash equal to the Replacement PSU Consideration in respect of each Replacement PSU Award that becomes vested on the Surviving Corporation’s next regularly scheduled payroll date following the applicable vesting date and in any event within ten (10) Business Days after the applicable vesting date (without any interest thereon and less required Tax withholding). Each Replacement PSU Award shall be evidenced by a letter from Parent setting forth the terms and conditions of the Replacement PSU Award (consistent with this Section 3.5(c)(ii)), the form and substance of which shall be subject to prior review and comment by the Company, which reasonable comments Parent shall incorporate. The replacement award letter will include (x) full acceleration of vesting and payment (to the extent not prohibited by Section 409A of the Code) in case of (i) Parent or its Affiliates’ termination of holder’s employment without Cause, (ii) death of holder, (iii) termination of holder’s employment due to Disability, (iv) holder’s termination of employment due to Normal Retirement and (v) holder’s resignation for Good Reason, in each case, regardless of the timing of such termination of employment, and (y) such other terms and conditions required for such Replacement PSU Award under the Company Stock Plan and applicable grant agreement, which terms and conditions shall be no less favorable than the terms and conditions applicable to the corresponding Company PSU. Notwithstanding the foregoing, payment hereunder shall be delayed, as required, to avoid imposition of additional taxes under Section 409A of the Code.

(d) Treatment of Company Units.

(i) Immediately prior to the Effective Time (but contingent upon the Effective Time), each Company Unit that is vested as of immediately prior to the Effective Time (for the avoidance of doubt, which do not become vested as a result of the Merger and the other transactions contemplated hereby) shall be cancelled and converted automatically into the right to receive the Merger Consideration. The amounts payable pursuant to this Section 3.5(d)(i) to the holders of Company Units shall be paid by the Surviving Corporation through its payroll as soon as practicable after, and in any event within five (5) Business Days following, the Effective Time (or such later time as required to avoid imposition of additional taxes under Section 409A of the Code), without any interest thereon and less required Tax withholding pursuant to Section 3.2(f).

(ii) Immediately prior to the Effective Time (but contingent upon the Effective Time), each Company Unit that is unvested as of immediately prior to the Effective Time shall be assumed by Parent (the “Assumed Units”) and continue to vest, subject to the holder’s continued employment with the Parent or its Affiliates, including the Surviving Corporation (subject to the termination protections set forth below), in accordance with the terms of the EACB and the award agreement governing such Company Unit. Subject to compliance with Section 409A of the Code, Parent shall pay (or shall cause the Surviving Corporation to pay) an amount in cash equal to the Merger Consideration in respect of each Company Unit that becomes vested on the Surviving Corporation’s next regularly scheduled payroll date following the applicable vesting date and in any event within ten (10) Business Days after the applicable vesting date (without any interest thereon and less required Tax withholding). Each Assumed Unit shall be evidenced by a written letter from Parent setting forth the terms and conditions of the Assumed Units (consistent with this Section 3.5(d)(ii)), the form and substance of which shall be subject to prior review and comment by the Company, which reasonable comments Parent shall incorporate. The replacement award letter will include (x) full acceleration of vesting and payment (to the extent not prohibited by Section 409A of the Code) in case of (i) Parent or its Affiliates’ termination of holder’s employment without Cause, (ii) death of holder, (iii) termination of holder’s employment due to Disability, (iv) holder’s termination of employment due to Normal Retirement, and (v) holder’s resignation for Good Reason, in each case, regardless of the timing of such termination of employment, and (y) such other terms and conditions required for such Assumed Unit under the EACB and applicable grant agreement, which terms and conditions shall be no less favorable than the terms and conditions applicable to the Corresponding Unit. Notwithstanding the foregoing, payment hereunder shall be delayed, as required to avoid imposition of additional taxes under Section 409A of the Code.

(e) Treatment of Company Restricted Stock.

(i) Immediately prior to the Effective Time (but contingent upon the Effective Time), each Share of Company Restricted Stock that is (i) vested as of immediately prior to the Effective Time or (ii) held by any non-employee director of the Company shall, in each case, be cancelled and converted automatically into the right to receive the Merger Consideration, payable in accordance with Section 3.1(a)(i).

(ii) Immediately prior to the Effective Time (but contingent upon the Effective Time), each Share of Company Restricted Stock that is unvested as of immediately prior to the Effective Time shall be cancelled and converted automatically into the right to receive (such right, a “Replacement Restricted Stock Award”) an amount in cash equal to the Merger Consideration (the “Replacement RS Consideration”), which Replacement Restricted Stock Award shall vest and become payable, subject to the holder’s continued employment with the Parent or its Affiliates, including the Surviving Corporation (subject to the termination protections set forth below), on the same vesting schedule as applied to the corresponding Share of Company Restricted Stock. Parent shall pay (or shall cause the Surviving Corporation to pay) an amount in cash equal to the Replacement RS

Consideration in respect of each Replacement Restricted Stock Award that becomes vested on the Surviving Corporation’s next regularly scheduled payroll date following the applicable vesting date and in any event within ten (10) Business Days after the applicable vesting date (without any interest thereon and less required Tax withholding). Each Replacement Restricted Stock Award shall be evidenced by a written letter from Parent setting forth the terms and conditions of the Replacement Restricted Stock Award (consistent with this Section 3.5(e)(ii)), the form and substance of which shall be subject to prior review and comment by the Company, which reasonable comments Parent shall incorporate. The replacement award letter will include (x) full acceleration of vesting and payment in case of (i) Parent or its Affiliates’ termination of holder’s employment without Cause, (ii) death of holder, (iii) termination of holder’s employment due to Disability, (iv) holder’s termination of employment due to Normal Retirement and (v) holder’s resignation for Good Reason, in each case, regardless of the timing of such termination of employment, and (y) such other terms and conditions required for such Replacement Restricted Stock Award under the Company Stock Plan and applicable grant agreement, which terms and conditions shall be no less favorable than the terms and conditions applicable to the corresponding Share of Company Restricted Stock.

(f) Treatment of Company ESPP. Prior to the Effective Time, the Company shall take all actions necessary or required under the Company ESPP and applicable Laws to provide that (i) the Company ESPP shall remain suspended and no new offering or purchase period shall commence under the Company ESPP on or following the date hereof, (ii) no additional purchases shall be made under the Company ESPP, and (iii) the Company ESPP shall terminate as of the day immediately prior to the Effective Time, contingent on the Effective Time. Any accumulated contributions shall be returned to participants as promptly as practicable and without interest.

(g) Further Action. At or prior to the Effective Time, the Company, the board of directors of the Company and the compensation committee of the board of directors of the Company, as applicable, shall adopt any resolutions and take any actions which are reasonably necessary to effectuate the provisions of this Section 3.5 and shall provide to Parent, prior to the Effective Time, reasonable evidence of the adoption of the resolutions and completion of such actions.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as set forth in the corresponding sections or subsections of the disclosure letter delivered to Parent by the Company at the time of entering into this Agreement (the “Company Disclosure Letter”) (it being understood and agreed that any disclosure set forth in one section or subsection of the Company Disclosure Letter shall be deemed to be disclosed with respect to, and shall be deemed to apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent the qualifying nature of such disclosure with respect to such other section or subsection is reasonably apparent on the face of such disclosure) or (b) as disclosed in any Company Reports filed with the SEC on or after the Applicable Date and prior to the second (2nd) Business Day prior to the date of this Agreement (excluding any disclosures (other than statements of historical fact) contained in any “Forward-Looking Statements” and “Risk Factors” sections of such Company Reports and any other disclosures included or referenced in any such Company Reports that are cautionary, predictive or forward looking in nature) (provided that nothing disclosed in the Company Reports will be deemed to modify or qualify the representations and warranties set forth in Section 4.1, Section 4.2, Section 4.3 or the first sentence of Section  4.6), the Company hereby represents and warrants to Parent and Merger Sub as follows:

4.1 Organization, Good Standing and Qualification.

(a) The Company is a legal entity duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite corporate or similar power and authority to own, lease and operate its properties, rights and assets and to carry on its business as presently conducted and is duly qualified or licensed, in good standing to do business and is in good standing as a foreign legal entity (to the extent such concept is recognized under applicable Law) in each jurisdiction where the ownership, leasing or operation of its assets, rights or properties or the conduct of its business requires such qualification, license or approvals, except where the failure to be so qualified, licensed, approved or in good standing, or to have such power or authority, would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Prior to the date of this Agreement, the Company has made available to Parent true, complete and correct copies of the Amended and Restated Certificate of Incorporation of the Company, dated as of August 7, 2000 (as further amended by the Certificate of Amendment, effective as of August 1, 2005, the “Company Certificate of Incorporation”) and the Amended and Restated Bylaws of the Company, dated November 12, 2025 (the “Company Bylaws,” and together with the Company Certificate of Incorporation, the “Company Governing Documents”). Each of the Company Governing Documents was duly adopted and is in full force and effect, and the Company is not in violation of any of their provisions.

(b) Each of the Company’s Subsidiaries is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties, rights and assets and to carry on its business as presently conducted and is duly qualified or licensed, in good standing to do business and is in good standing as a foreign legal entity (to the extent such concept is recognized under applicable Law) in each jurisdiction where the ownership, leasing or operation of its assets, rights or properties or the conduct of its business requires such qualification, license, or approvals, except where the failure to be so qualified, licensed, approved or in good standing, or to have such power or authority, would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Prior to the date of this Agreement, the Company has made available to Parent true, complete and correct copies of the Certificates of Incorporation, bylaws and similar organizational documents of each “Significant Subsidiary” (as defined in Rule 1-20(w) of Regulation S-X promulgated by the SEC) of the Company. No Subsidiary of the Company is in violation of its charter, bylaws or other similar organizational documents, except for such violations as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

4.2 Capital Structure.

(a) The authorized capital stock of the Company consists of 250,000,000 Shares. As of the close of business on July 24, 2026 (the “Capitalization Date”), (i) 54,274,405 Shares were issued and outstanding (50,624 of which were Company Restricted Stock), (ii) 92,739,582 Shares were held in the treasury of the Company, (iii) no Shares were held by any Subsidiary of the Company and (iv) 4,600,000 Shares were reserved for issuance under the Company Stock Plan (of which 150,000 Shares were subject to outstanding Company Options, 776,372 Shares were subject to outstanding Company RSUs, and 391,552 Shares were subject to outstanding Company PSUs (at target performance), each as granted under the Company Stock Plan). As of the close of business on the Capitalization Date, 205,468.44 Company Units were issued and outstanding. Section 4.2 of the Company Disclosure Letter sets forth, as of the Capitalization Date, a true and complete holder-by-holder schedule of each outstanding Company Option, Company RSU, Company PSU, Company Unit and share of Company Restricted Stock, including the holder, grant or issuance date, number of Shares or units subject thereto, exercise price (if applicable), vesting schedule and applicable equity or incentive plan under which the award was granted. As of the date hereof, there are no unvested Company Options. Each Company RSU, Company PSU (at target performance), Company Restricted Stock award and Company Unit relates to one Share. All of the outstanding Shares are duly authorized, validly issued, fully paid and nonassessable, and are not subject to and were not issued in violation of any preemptive, anti-dilutive or similar right, purchase option, call, right of first refusal or similar right.

(b) From the Capitalization Date to the execution of this Agreement, the Company has not issued any Shares, except pursuant to the exercise of Company Options, or the settlement of Company RSUs or Company PSUs, in accordance with their respective terms and, since the Capitalization Date, except as would be permitted by this Agreement for the period following the date of this Agreement, the Company has not granted any Company Options, Company Restricted Stock, Company RSUs, Company PSUs or Company Units.

(c) Except as set forth in Section 4.2(a), as of the date of this Agreement, there are no preemptive or outstanding (i) shares of capital stock or equity securities or obligations of the Company or its Subsidiaries convertible into or exchangeable for shares of capital stock or other equity or voting securities of the Company or its Subsidiaries or (ii) rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, rights of first refusal, rights of first offer, “phantom” stock rights, equity-based compensation, contingent value rights, subscriptions, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity or voting securities of the Company or any of its Subsidiaries or any securities or obligations convertible into or exchangeable or exercisable for, or giving any Person a right to subscribe for or acquire from the Company or any of its Subsidiaries any equity or voting securities of the Company or any of its Subsidiaries. The Company does not have outstanding any bonds, debentures, notes or other obligations that grant the holders thereof the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. Each Company Option, Company RSU, Company PSU, Company Unit and share of Company Restricted Stock was granted in accordance with the terms and conditions of the Company Stock Plan or the EACB, as applicable.

(d) Section 4.2(d) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a list identifying (i) each of the Company’s Subsidiaries and the ownership interest of the Company and its Subsidiaries in each such Subsidiary and (ii) any other Person in which the Company or any of its Subsidiaries holds capital stock or other equity interest (other than securities held by any employee benefit plan of the Company or any of its Subsidiaries or any trustee, agent or other fiduciary in such capacity under any such employee benefit plan). No Subsidiary of the Company owns any Shares. To the extent applicable in the relevant jurisdiction and for the applicable entity type, all of the outstanding shares of capital stock or other securities of each of the Company’s Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights, anti-dilutive or similar right, purchase option, call, right of first refusal or similar right. All of the outstanding shares of capital stock or other securities of each of the Company’s Subsidiaries is owned by the Company or by a direct or indirect Subsidiary of the Company, free and clear of any lien, charge, pledge, security interest, claim, license or other encumbrance (each, a “Lien”) (except for Liens arising under applicable securities Laws or the applicable organizational documents of such Persons).

4.3 Corporate Authority and Approval. The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated by this Agreement, subject only to the adoption of this Agreement by the holders of a majority of the outstanding Shares (the “Company Requisite Vote”). This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by Parent and Merger Sub, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exception”). As of the date of this Agreement, the board of directors of the Company has unanimously (a) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement, (b) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders, (c) subject to Section 6.2, resolved to recommend to the stockholders of the Company the adoption of this Agreement (the “Company Recommendation”) in accordance with the DGCL and (d) directed that this Agreement be submitted to the holders of Shares for their consideration and adoption, in each case by resolutions duly adopted, which resolutions have not been subsequently rescinded, withdrawn or modified in a manner adverse to Parent.

4.4 Governmental Filings; No Violations.

(a) Other than (i) the filing of the Certificate of Merger pursuant to Section 1.3, (ii) the rules and regulations of the NYSE, (iii) the necessary filings, notices, reports, consents, registrations, approvals, permits, expirations of waiting periods, clearances or authorizations (any of the foregoing being a “Consent”) required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) or any other applicable Laws designed to govern competition, trade regulation or foreign investment, or to prohibit, restrict or regulate action with the purpose or effect of monopolization, restraint of trade or foreign investment for the purposes of national security, public order or defense matters (collectively, the “Foreign Investment and Competition Laws”) in connection with the Merger, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Securities Act of 1933, as amended (the “Securities Act”) and (iv) the filings, notices and/or reports set forth on Section 4.4(a) of the Company Disclosure Letter, no filings, notices and/or reports are required to be made by the Company or its Subsidiaries with, nor are any Consents required to be obtained by the Company or any of its Subsidiaries from, any domestic (whether municipal, local, state or federal), foreign or transnational governmental, governmental instrumentality, competition or regulatory authority, court, arbitral tribunal, agency, department, arbitrator, commission, body, board, or other legislative, executive or judicial governmental entity or self-regulatory agency or any other entity owned or controlled by any of the foregoing (each, a “Governmental Entity”) in connection with the execution, delivery and performance of this Agreement by the Company and/or the consummation by the Company of the Merger and the other transactions contemplated hereby, except, in each case, those that the failure to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b) Subject to the receipt of the consents, clearances, approvals, authorizations, expirations or terminations of any waiting period and other requirements set forth in Section 4.4(a) or as set forth on Section 4.4(b) of the Company Disclosure Letter (and except for with respect to clause (ii) below) the Existing Credit Agreements and the Marcum Agreement, the execution, delivery and performance of this Agreement by the Company do not, and the consummation by the Company of the Merger and the other transactions contemplated hereby will not, with or without the lapse of time or the giving of notice, or both, (i) constitute or result in, subject, in the case of the consummation of the Merger, to obtaining the Company Requisite Vote, a breach or violation of, or contravention or a default under, the Company Certificate of Incorporation or the Company Bylaws, (ii) constitute or result in a breach or violation of, a default or termination or modification (or right of termination or modification) under, payment of additional fees under, the creation or acceleration of any obligations under, the loss of benefits under, or the creation of a Lien on any of the assets of the Company or any of its Subsidiaries pursuant to, any agreement, lease, license, contract, consent, settlement, note, mortgage, indenture, arrangement, understanding or other obligation (other than any Company Plan) (each, a “Contract” and, collectively, the “Contracts”) binding upon the Company or any of its Subsidiaries, or, (iii) assuming (solely with respect to performance of this Agreement and consummation of the Merger and the other transactions contemplated hereby) the Consents referred to in Section 4.4(a) are made or obtained and receipt of the Company Requisite Vote, conflict with or violate any Law or License to which the Company or any of its Subsidiaries is subject, except, in the case of clauses (ii) and (iii) above, for any such breach, violation, default, termination, modification, payment, requirement, creation, acceleration, Lien, conflict or violation that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

4.5 Company Reports; Financial Statements.

(a) The Company has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by it with or to the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Exchange Act or the Securities Act since January 1, 2023 (the “Applicable Date”) (the forms, statements, reports and documents filed with or furnished to the SEC since the Applicable Date and those filed with or furnished to the SEC subsequent to the date of this Agreement, in each case as amended, the “Company Reports”). Each of the Company Reports, at the time of its filing or being furnished, complied as to form in all material respects with the applicable requirements of the Securities Act, the

Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and any rules and regulations promulgated thereunder applicable to the Company Reports. As of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), the Company Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of the date hereof, none of the Company’s Subsidiaries is subject to the periodic reporting requirements of the Exchange Act. The Company has made available to Parent complete and correct copies of all comment letters and material correspondence between the SEC, on the one hand, and the Company or any of its Subsidiaries, on the other hand, since the Applicable Date. There are no outstanding or unresolved comments in comment letters received from the SEC or the Staff with respect to any of the Company Reports, and, to the Knowledge of the Company, none of the Company Reports is the subject of ongoing SEC review or outstanding SEC investigation.

(b) The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the NYSE.

(c) The Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) or 15d-15(e) under the Exchange Act) that are sufficient to provide reasonable assurance that material information required to be disclosed by the Company in its filings with the SEC under the Exchange Act is recorded and reported on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC under the Exchange Act. The Company maintains internal controls over financial reporting (as defined in Rule 13a-15(f) or 15d-15(f), as applicable, under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Since the Applicable Date, neither the Company, nor to the Knowledge of the Company, the Company’s independent, registered accounting firm, has identified or been made aware of (i) any “significant deficiencies” or “material weaknesses” in the design or operation of its internal controls over financial reporting, (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting or (iii) any complaints regarding a material violation of accounting procedures, internal accounting controls or auditing matters, including from employees of the Company or its Subsidiaries regarding questionable accounting, auditing or legal compliance matters, in each case that would be reasonably expected to adversely affect the Company’s ability to record, process, summarize and report financial information. Since the Applicable Date, the Company and each of its officers and directors have been and are in compliance with the requirements and applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder in all material respects. Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents in all material respects, the consolidated financial position of the Company and its Subsidiaries, as of the date of such balance sheet, and each of the consolidated statements of income, cash flows and changes in stockholders’ equity (deficit) included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presents, in each case, in all material respects, the results of operations, retained earnings (loss) and changes in financial position, as the case may be, of the Company and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that are not or will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein or in the notes thereto.

(d) Neither the Company nor any of its Subsidiaries is, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, on the other hand), including any Contract relating to any securitization transaction, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(b) of Regulation S-K of the SEC), whether the purpose or intended effect of such transaction or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company Reports (including any audited financial statements and unaudited interim financial statements of the Company included therein).

4.6 Absence of Certain Changes. Since January 1, 2025 and through the date of the Agreement, there has not been any event, change, occurrence, condition, effect, circumstance or development which has had or would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Since January 1, 2025 and through the date of this Agreement, other than with respect to the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, the Company and its Subsidiaries have conducted their respective businesses in the ordinary course of such businesses in all material respects consistent with past practice, and the Company and its Subsidiaries have not taken any action that, if taken from the date hereof through Closing, would require Parent’s written consent under Sections 6.1(a), (b), (d), (j), (k), (l), (q), and, with respect to any of the foregoing, (t). Since January 1, 2026 and through the date of this Agreement, other than with respect to the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, the Company and its Subsidiaries have not taken any action that, if taken from the date hereof through Closing, would require Parent’s written consent under Sections 6.1(e), (f), (g), (n), (o), and, with respect to any of the foregoing, (t).

4.7 Litigation. There are no, and since the Applicable Date have been no, civil, criminal, or administrative actions, suits, demands, claims, arbitrations, mediations, hearings, examinations, notices of violation, investigations, proceedings, demand letters, settlements, or enforcement actions at law or in equity (“Proceedings”), pending or, to the Knowledge of the Company, threatened in writing by or against the Company, any of its Subsidiaries, or, to the Knowledge of the Company, any of their respective directors, officers or employees in their capacities as such, except for those that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to, subject to, or in default under or in violation of, the provisions of any outstanding Order, writ, judgment, injunction, decree or award of any kind or nature that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect (except to the extent expressly consented to by Parent in writing pursuant to Section 6.5). All Proceedings set forth on or required to be set forth on Section 4.7 of the Company Disclosure Letter are fully insured (subject to customary retentions) under the Insurance Policies.

4.8 No Undisclosed Liabilities. There are no obligations or liabilities of the Company or any of its Subsidiaries, whether or not accrued, whether known or unknown, on- or off- balance sheet, contingent, absolute or otherwise other than (a) liabilities or obligations disclosed, reflected, reserved against or otherwise provided for in the consolidated balance sheet of the Company as of March 31, 2026 and the notes thereto set forth in the Company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2026 (the “Company Balance Sheet”), (b) liabilities or obligations incurred in the ordinary course of business consistent with past practice since March 31, 2026 (none of which is a liability for any breach of contract, breach of warranty, tort, infringement, violation of Law, or that relates to any cause of action, claim or other Proceeding), (c) liabilities or obligations arising out of this Agreement or the transactions contemplated hereby, or (d) liabilities or obligations (including those liabilities excluded from subclause (b) of this Section 4.8) that have not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

4.9 Employee Benefits.

(a) Each material Company Plan as of the date of this Agreement is listed in Section 4.9 of the Company Disclosure Letter (other than (i) individual offer letters that do not include contractual severance entitlements or outstanding compensation or benefit guarantees and (ii) the cash incentive programs set forth on the schedule provided to Parent prior to the date hereof and referenced in Section 4.9(a) of the Company Disclosure Letter (clauses (i) and (ii) collectively, the “Excluded Company Plans”)). True and complete copies of each material Company Plan and all material amendments thereto are publicly available or have been provided or made available to Parent on or prior to the date of this Agreement. Further, the Company has made available to Parent, a true, correct and complete copy of the following, as applicable, with respect to each material Company Plan (other than the Excluded Company Plans): (i) the most recent summary plan description and all summaries of material modifications thereto, (ii) the most recent determination letter, opinion letter or advisory letter received from the Internal Revenue Service, (iii) financial statements, actuarial reports and annual reports, (iv) all related trust agreements, Insurance Contracts and other funding arrangements, and (v) any material non-routine communications or correspondence with any Governmental Entity during the past three (3) years. To the extent any material Company Plan is not in writing, a written summary of the material terms thereof has been provided or made available to Parent on or prior to the date of this Agreement.

(b) All Company Plans have been established, maintained, funded, operated and administered in material compliance with their terms and applicable Laws (including, if applicable, ERISA and the Code).

(c) Each Company Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter or opinion letter from the Internal Revenue Service and, to the Knowledge of the Company, circumstances do not currently exist that would reasonably be expected to result in the loss of the qualification of such plan under Section 401(a) of the Code.

(d) No Company Plan is (or has been in the six (6) years prior to the date hereof), and neither the Company nor any of its Subsidiaries sponsors, maintains, administers, participates in, contributes to, has any obligation to contribute to (or, in each case, has in the six (6) years prior to the date hereof) or has any current or contingent liability or obligation (including on account of an ERISA Affiliate) (or has in the six (6) years prior to the date hereof) with respect to, (i) any plan or arrangement that is or was subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code or (ii) a “multiemployer plan” (within the meaning of Section 3(37) of ERISA). “ERISA Affiliate” means any trade or business (whether or not incorporated) that is, or at any applicable time was, a member of the same group together with the Company or any of its Subsidiaries, as described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA.

(e) No Company Plan is, and neither the Company nor any of its Subsidiaries sponsors, maintains, administers or participates in (i) any “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code), or (ii) a “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).

(f) Except for routine claims for benefits, there is no material litigation, audit, investigation or proceeding pending or, to the Knowledge of the Company, threatened in writing relating to the Company Plans.

(g) Except as expressly provided in this Agreement or as set forth in Section 4.9(g) of the Company Disclosure Letter, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby would reasonably be expected to, either alone or in combination with any other event, (i) result in any material payment becoming due to any current or former employee, director, independent contractor or other individual service provider of the Company or its Subsidiaries, (ii) materially increase any compensation or benefits under any Company Plan, (iii) result in the acceleration of the time of payment, vesting or funding of any compensation or benefits for any employee, director, independent contractor or other individual service provider of the Company or its Subsidiaries, (iv) limit or restrict the ability of the Company or its Subsidiaries to merge, amend or terminate any Company Plan, or (v) result in any payment or benefit to any individual who would be a “disqualified individual” within the meaning of Section 280G of the Code that would reasonably be expected to be characterized as an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code) or any other amount that would not be deductible under Section 280G of the Code.

(h) No Company Plan provides, and neither the Company nor any of its Subsidiaries has any obligation to provide (whether under a Company Plan or otherwise) (i) post-employment health, life insurance or other welfare benefits or coverage for any current or former employee or individual service provider of the Company or any of its Subsidiaries (or dependent thereof), other than (x) as part of severance or (y) as required by Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar state Law and at the sole expense of the applicable employee or individual service provider or beneficiary or (ii) welfare benefits to any individual who is not a current or former employee or individual independent contractor of the Company or any of its Subsidiaries (or dependent thereof).

(i) No Company Plan provides for any gross-up or reimbursement of Taxes imposed under Section 409A or Section 4999 of the Code.

(j) Each Company Plan that is a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been maintained, operated and administered in material compliance with Section 409A of the Code.

(k) Section 4.9(k) of the Company Disclosure Letter separately sets forth each Company Plan maintained primarily for the benefit of current or former employees, directors, consultants or other individual service providers located outside the United States, other than any plan, program or arrangement required to be maintained by applicable Law (each, a “Foreign Company Plan”); provided that any such plan, program or arrangement required by applicable Law must be disclosed if the Company or any of its Subsidiaries provides material benefits or has material obligations thereunder in excess of the minimum required by applicable Law. Each Foreign Company Plan (i) has been established, maintained, funded, operated and administered in compliance in all material respects with its terms and applicable Law, (ii) if required to be registered, approved or qualified with any Governmental Entity, has been so registered, approved or qualified and remains in good standing, (iii) if intended to qualify for special Tax treatment, satisfies the requirements for such treatment, (iv) is fully funded, fully insured or fully reserved to the extent required by applicable Law or applicable accounting principles, (v) has no material unfunded or underfunded liabilities, (vi) is not a defined benefit pension plan, final salary plan, gratuity plan, termination indemnity plan, retiree medical plan or similar arrangement, in each case other than as required by applicable Law, and (vii) would not reasonably be expected to result in any material liability to Parent, the Surviving Corporation or any of their Affiliates following the Closing.

4.10 Labor Matters.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries is a party to or otherwise bound by work rules or a collective bargaining agreement with a labor union, works council or other collective employee representative (a “Collective Bargaining Agreement”), (ii) neither the Company nor any of its Subsidiaries is, or has since the Applicable Date been, the subject of any proceeding before the National Labor Relations Board asserting that the Company or any of its Subsidiaries has committed an unfair labor practice, (iii) to the Knowledge of the Company, no labor union or labor organization is seeking, nor since the Applicable Date has sought, to compel the Company or any of its Subsidiaries to bargain with any labor union or labor organization and (iv) there is, and has since the Applicable Date been, no pending or, to the Knowledge of the Company, threatened, labor strike, walkout, work stoppage, slow-down, lockout or similar material labor dispute or disruption by employees of the Company or its Subsidiaries. None of the employees of the Company or any of its Subsidiaries is represented by a labor union in connection with their employment by the Company or its Subsidiaries, and, to the Knowledge of the Company, there is, and since the Applicable Date has been, no organizing activity with respect to the formation of a collective bargaining unit occurring or threatened involving employees of the Company or any of its Subsidiaries.

(b) The Company and its Subsidiaries are and since the Applicable Date have been in compliance with all applicable Laws governing employment or labor, including Laws relating to wages, hours, worker classification, contractors, immigration, collective bargaining, discrimination, civil rights, safety and health and workers’ compensation except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(c) Since the Applicable Date, (i) to the Knowledge of the Company, no allegations of sexual harassment or sexual misconduct have been made against any current or former director, officer or employee with the title of Senior Vice President or above of the Company or any of its Subsidiaries, and, to the Knowledge of the Company, no such individual has engaged in any such conduct, (ii) neither the Company nor any of its Subsidiaries has entered into any settlement agreements related to allegations of sexual harassment by an officer of the Company or its Subsidiaries, and (iii) the Company and its Subsidiaries have reasonably investigated or otherwise responded to or addressed all reported allegations of potential material violations of labor or employment laws. No material Liability exists with respect to the foregoing.

(d) Since the Applicable Date, neither the Company nor any of its Subsidiaries has conducted a material group reduction in force (including any plant closing, mass layoff or other similar action) that triggered the notice requirements of the Worker Adjustment and Retraining Notification Act of 1988 or any similar state or local Laws (collectively, the “WARN Act”).

4.11 Compliance with Laws, Licenses.

(a) The businesses of each of the Company and its Subsidiaries, since the Applicable Date, have not been, and are not being, conducted in violation of any applicable Law, including any applicable Healthcare Laws, except for such violations that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or threatened nor has any Governmental Entity indicated an intention to conduct the same, except for such investigations or reviews the outcome of which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries possess each permit, license, certification, approval, registration, consent, authorization, franchise, concession, variance, exemption and Order issued or granted by a Governmental Entity (each, a “License” and collectively, the “Licenses”) necessary to conduct their respective businesses.

(b) Neither the Company nor any of its Subsidiaries, nor any of its or their respective officers or directors, nor, to the Knowledge of the Company, any of its or their employees, or agents (while acting on behalf of the Company), (i) is currently or has been, in the last three (3) years: (A) a Sanctioned Person, (B) engaged in or is engaging in any dealings or transactions with, on behalf of, or for the benefit of any Sanctioned Person or in or with any Sanctioned Country, (C) engaging in any export, reexport, transfer or provision of any goods, software, technology, data or service without, or exceeding the scope of, any required or applicable licenses or authorizations under all applicable Ex-Im Laws; or (D) otherwise violated or been in violation of Sanctions, Ex-Im Laws, or U.S. anti-boycott Laws (collectively, “Trade Controls”), (ii) has, in the last three (3) years, (A) made or accepted any unlawful payment of any thing of value or given, received, offered, promised, or authorized or agreed to give or receive, any money, advantage or thing of value, directly or indirectly, to or from any Government Official or to or from any Person in any manner in violation of Anti-Corruption Laws; or (B) otherwise violated or been in violation of any Anti-Corruption Laws, or (iii) violated or been in violation of any Anti-Money Laundering Law.

(c) In the last three (3) years, neither the Company nor any of its Subsidiaries has (i) received from any Governmental Entity or any Person any notice, inquiry, or internal or external allegation, (ii) made any voluntary or involuntary disclosure to a Governmental Entity, or (iii) conducted any internal investigation or audit or been subject to any proceedings by any Governmental Entity concerning any actual or potential violation of Anti-Money Laundering Laws, Trade Controls or Anti-Corruption Laws.

(d) The Company and each of its Subsidiaries, in all material respects, (i) have complied with all Laws applicable and pertaining to each Government Contract and each Government Bid, (ii) have not submitted any invoices or made any statements, representations, or certifications to any Governmental Entity with respect to any Government Contract or Government Bid that were not correct, current and complete as of their submission date, (iii) have not received written notice: (A) of any termination for convenience, termination for default, cure notice or show of cause notice that is currently in effect or has been threatened with respect to any Government Contract or Government Bid, (B) that any cost incurred or invoice rendered pertaining to any Government Contract is currently being disallowed, questioned or challenged by any Governmental Entity, (C) of any pending or threatened claims or disputes against the Company or any of its Subsidiaries by any Governmental Entity or by any prime contractor, higher tier or lower tier subcontractor, vendor or other third party arising under or relating to any Government Contract or Government Bid, (D) of any actual or proposed suspension or debarment of the Company, any Subsidiary or any of their respective managers, directors or officers, employees, consultants or agents, or (E) that any cost accounting systems or procurement systems or the associated entries reflected in the Company’s or any of its Subsidiaries’ financial records with respect to any Government Contract or Government Bid are not in compliance with applicable Laws and contract obligations, (iv) have no organizational conflicts of interest with respect to any Government Contract or Government Bid, and (v) hold, maintain, and are in compliance with the terms of all permits, authorizations, and access passes or other documents required to perform each Government Contract including those which are required to access or provide delivery or other services in relation to any government facility, or other government controlled location.

(e) Neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, employees or, to the Knowledge of the Company, contractors or agents, has (i) entered into any corporate integrity agreement, deferred prosecution agreement, consent decree with a Governmental Entity or Government Official regarding a violation of or noncompliance with Healthcare Laws, (ii) been convicted of, or charged with a violation of or noncompliance with any Healthcare Laws, (iii) made any voluntary self-disclosure to a Governmental Entity regarding a material violation of or material noncompliance with Healthcare Laws or (iv) been excluded or debarred from any government health program or other such program sponsored in whole or in part by a Governmental Entity, nor any private third-party payor program. Since the Applicable Date, neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, or employees, has engaged in any activity that involves the billing or coding of medical claims, the submission of medical claims or any activities that require a license or accreditation under any Healthcare Laws.

4.12 Material Contracts. Section 4.12 of the Company Disclosure Letter sets forth a list as of the date of this Agreement of each Contract (other than any Company Plans) to which either the Company or any of its Subsidiaries is a party or bound, pursuant to which the Company or such Subsidiary has current or future obligations, other than each Contract solely among the Company and its wholly owned Subsidiaries, that:

(a) provides that any of them (or, after the Effective Time, Parent or its Affiliates) will not compete with any other Person, or which expressly grants “most favored nation”, rights of first refusal or offer or similar covenants to the counterparty to such Contract, in each case that is material to the Company and its Subsidiaries, taken as a whole;

(b) limits in any material respect either the type of business in which the Company or its Subsidiaries (or, after the Effective Time, Parent or its Affiliates) may engage or the manner or locations in which any of them may so engage in any business;

(c) requires the Company or its Subsidiaries (or, after the Effective Time, Parent or its Affiliates) to deal exclusively with any Person or group of related Persons, which Contract is material to the Company and its Subsidiaries, taken as a whole (other than any licenses or other Contracts entered into in the ordinary course);

(d) provides for the formation, creation, operation, management or control of any partnership, joint venture, strategic alliance or similar Contract with a third party (or otherwise sets forth the material terms of any such agreement or arrangement);

(e) is a Contract for the lease of real or personal property providing for annual payments of $2,000,000 or more;

(f) is required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

(g) contains a put, call, right of first refusal, right of first offer or similar right pursuant to which the Company or any of its Subsidiaries would be required to directly or indirectly, purchase or sell, as applicable, any securities, capital stock or other equity interests, assets or business of any Person, other than as would not be material in type or amount;

(h) was entered into between the Company or any of its Subsidiaries, on the one hand, and a Governmental Entity, on the other hand, or had been entered into by the Company or any of its Subsidiaries as a subcontractor at any tier in connection with a Contract between another Person and a Governmental Entity, in each case, that is material to the Company and its Subsidiaries, taken as a whole;

(i) (x) any Contract relating to an Affiliate Transaction that was entered into other than on arms’-length terms or (y) is with any current executive officer or director of the Company or any of the Subsidiaries of the Company or any other stockholder of the Company beneficially owning 5% or more of outstanding Shares or, to the Company’s Knowledge, any member of the “immediate family” (as such term is defined in Item 404 of Regulation S-K promulgated under the Securities Act) or any affiliate of any of the foregoing;

(j) contains a license that is material to the business of the Company and its Subsidiaries to or from the Company or its Subsidiaries with respect to Intellectual Property, in each case, other than (i) licenses for Open Source Software, (ii) off-the-shelf, commercially available software with annual or aggregate fees less than $1,000,000 and (iii) non-exclusive licenses of Intellectual Property granted to customers, vendors, service providers, or suppliers in the ordinary course of business;

(k) relates to the settlement (or proposed settlement) of any pending or threatened suit or proceeding or in respect of which there are continuing material restrictions on the operations of the Company and its Subsidiaries or that would be binding on Parent or its Affiliates after the Effective Time (other than any customary confidentiality or release provisions), in each case, other than any settlement that provides solely for the payment of less than $5,000,000 in cash (net of any amount covered by insurance or indemnification that is reasonably expected to be received by the Company or any Subsidiary of the Company);

(l) any Contract (A) relating to the disposition or acquisition of assets by the Company or any of its Subsidiaries (other than dispositions of inventory in the ordinary course of business consistent with past practice) or any business (whether by merger, sale or purchase of assets, sale or purchase of stock or equity ownership interests or otherwise) for consideration in excess of $10,000,000 or (B) pursuant to which the Company or any of its Subsidiaries will, or has the right to, acquire any ownership interest in any Person (other than any Subsidiary of the Company) after the date of this Agreement, in each case, that contains ongoing obligations (other than customary confidentiality and indemnification obligations);

(m) contains any “earn-out” or contingent payment obligations or seller notes;

(n) excluding the Existing Credit Agreements, contains covenants expressly limiting, in any material respect, the ability of the Company or its Subsidiaries to sell, transfer, pledge or otherwise dispose of any material assets or business of the Company or its Subsidiaries outside of the ordinary course of business;

(o) is a Contract with any of the 10 largest clients (based on a consolidation of each client with each of its Affiliates) of the Company and its Subsidiaries, taken as a whole, based on revenue for the 12 months ended December 31, 2025 (the “Top Clients”);

(p) is a Contract with any of the 10 largest vendors, suppliers, contractors or service providers (based on a consolidation of each vendor, supplier or service provider with each of its Affiliates) of the Company and its Subsidiaries, taken as a whole, based on the aggregate amount of expenditures made by the Company and its Subsidiaries to such vendor, supplier or service provider based on total spend for the 12 months ended December 31, 2025 (the “Top Vendors”);

(q) is one of the 10 largest managing general agency Contracts, insurance production Contracts or other similar agreements between the Company or any of its subsidiaries and any insurance company or underwriter of insurance (based on gross premiums) for the 12 months ended December 31, 2025 (the “Top Carriers”);

(r) Contracts with Material Agents;

(s) provides for a right of any Person (other than the Company or its Subsidiaries) to receive fees or receive a profits interest in, invest, join or partner in (whether characterized as a contingent fee, profits interest, equity interest or otherwise), or have the right to any of the foregoing in any proposed or anticipated investment opportunity, joint venture or partnership;

(t) excluding the Existing Credit Agreements, evidences or relates to Indebtedness for borrowed money with an outstanding principal amount, together with the aggregate amount of all undrawn commitments related thereto, greater than $25,000,000;

(u) evidences a loan (whether secured or unsecured) made to, or a commitment to make a loan or similar extension of credit to, any other Person (other than Subsidiaries of the Company) in an amount in excess of $20,000,000;

(v) constitutes an interest rate swap, interest rate cap, interest rate, currency or commodity derivative or other Contract relating to a hedging;

(w) is a Collective Bargaining Agreement; or

(x) is a Contract not of a type (disregarding any dollar thresholds, materiality or other qualifiers, restrictions or other limitations applied to such Contract type) described in the foregoing clauses (a) through (w) that has or would reasonably be expected to involve payments or receipts in excess of $10,000,000 in any year (such Contracts required to be listed pursuant to clauses (a)-(x) above, the “Material Contracts”).

A true, correct and complete copy of each Material Contract, as amended as of the date of this Agreement, including all attachments, schedules and exhibits thereto, has been made available to Parent prior to the date of this Agreement. Each of the Material Contracts, is valid and binding on the Company or its Subsidiaries, as the case may be and, to the Knowledge of the Company, each other party thereto, and is in full force and effect and enforceable in accordance with its terms, except for such failures to be valid and binding or to be in full force and effect as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any other party is in breach of or in default under any Material Contract, and no event has occurred that, with the lapse of time or the giving of notice or both, would constitute a default thereunder by the Company or any of its Subsidiaries or to the Knowledge of the Company, other parties thereto, in each case, except for such breaches and defaults as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect and neither the Company nor any of its Subsidiaries has received written or, to the Knowledge of the Company, oral notice from any other party to a Material Contract that such other party intends to terminate, not renew, renegotiate or otherwise modify the terms of any such Material Contract, except for such notices to terminate, not renew, renegotiate or modify the terms of such Material Contract that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

4.13 Takeover Statutes. No “fair price”, “moratorium”, “control share acquisition” or other similar anti-takeover statute or regulation (each, a “Takeover Statute”) or any anti-takeover provision in the Company Certificate of Incorporation or Company Bylaws or other Company Governing Documents is applicable to the Company, the Shares, the Merger or the other transactions contemplated by this Agreement. The Company does not maintain a stockholder rights plan, “poison pill” antitakeover plan or similar device in effect to which the Company is bound.

4.14 Environmental Matters. Except for such matters that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (a) each of the Company and its Subsidiaries is and has been since the Applicable Date in compliance with all Environmental Laws, which compliance includes obtaining, maintaining and complying with all permits or other Licenses required by applicable Environmental Laws, (b) neither the Company nor any of its Subsidiaries is subject to any Proceeding pending, or to the Knowledge of the Company threatened in writing, alleging non-compliance with or liability under any Environmental Law, (c) neither the Company nor any of its Subsidiaries is subject to any outstanding obligations under any Order concerning liability or obligations relating to any Environmental Law and (d) there has been no Release of, contamination by, or exposure of any Person to, Hazardous Substances (including at any real property currently or formerly, owned, leased or operated by the Company or any of its Subsidiaries), in any such case, that has resulted or would result in a liability to the Company or any of its Subsidiaries under any Environmental Law. The Company has made available to Parent all material environmental reports, studies, agreements, claims, correspondence and investigations in the possession or control of the Company or any of its Subsidiaries that relate to any current or former facilities, properties, operations or businesses of the Company or any of its Subsidiaries (or any of their respective predecessors or Affiliates).

4.15 Taxes. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(a) The Company and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by any of them and all such filed Tax Returns are complete and accurate in all respects and (ii) have paid all material Taxes that are required to be paid (whether or not shown as due on such Tax Returns).

(b) Neither the Company nor any of its Subsidiaries is the subject of any audit, examination, investigation or other Proceedings in respect of material Taxes that has not been fully resolved, and, to the Knowledge of the Company, no such audit, examination, investigation or other Proceedings in respect of material Taxes is currently proposed, pending, or has been threatened in writing.

(c) There are no Liens for Taxes upon any property or assets of the Company or any of its Subsidiaries, except for Permitted Liens.

(d) There is no outstanding request for any extension of time for the Company or any of its Subsidiaries to pay any Tax or file any Tax Return, other than any such a request for an automatic extension made in the ordinary course of business, and there has been no waiver or extension of any applicable statute of limitations for the assessment or collection of any material Tax of the Company or any of its Subsidiaries that is currently in force.

(e) No claim has been made in writing by any Governmental Entity in a jurisdiction where the Company or any of its Subsidiaries does not file a particular type of Tax Returns or pay a particular type of Tax that such Person is or may be subject to an obligation to file such type of Tax Return or pay such type of Tax in that jurisdiction.

(f) Neither the Company nor any of its Subsidiaries has been a party to any “listed transaction” as set forth in Treasury Regulations Section 1.6011-4(b)(2).

(g) Neither the Company nor any of its Subsidiaries (i) is a party to any tax sharing agreement that would have a continuing effect after the Closing Date, except for any such agreement solely among the Company and its Subsidiaries, (ii) has any liability for Taxes of another Person as a result of being or having been a member of an “affiliated group” of corporations (within the meaning of Section 1504(a) of the Code) filing a consolidated U.S. federal income Tax Return or of any analogous or similar group for purposes of filing Tax Returns in any U.S. state or local or non-U.S. jurisdiction (other than any such group the common parent of which is or was the Company or any of its Subsidiaries) or (iii) has any material liability for the Taxes of another Person (other than the Company or any of its Subsidiaries) pursuant to applicable Law (including under Treasury Regulations Section 1.1502-6 (or any analogous or similar provision of U.S. state or local, or non-U.S. Law)), or as a transferee or successor.

(h) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any action taken prior to the Closing Date, including: (i) any change in, or the use of an incorrect method of, accounting for a taxable period (or portion thereof) ending on or prior to the Closing Date, (ii) any “closing agreement” as described in Section 7121 of the Code (or any analogous or similar provision of U.S. state or local or non-U.S. Law) executed prior to the Closing or any agreement with any Governmental Entity entered into or any ruling received or requested from any Governmental Entity prior to the Closing, (iii) any intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any analogous or similar provision of U.S. state or local, or non-U.S. Law) entered into or existing prior to the Closing, (iv) any prepaid amount received or deferred revenue accrued on or prior to the Closing Date, or (v) any installment sale or open transaction entered into before the Closing.

(i) Neither the Company nor any of its Subsidiaries has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has become subject to income taxation in a jurisdiction other than that in which it is organized.

(j) The Company is classified as a corporation for U.S. federal income Tax purposes; Section 4.15(j) of the Company Disclosure Letter sets forth the U.S. federal income Tax classification of each of the Company’s Subsidiaries; and neither the Company nor any of its Subsidiaries has made any election under Treasury Regulations Section 301.7701-3.

(k) The Company and its Subsidiaries are in compliance in all respects with all applicable transfer pricing laws and regulations, including the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology and conducting intercompany transactions at arm’s length.

(l) In the past two years, neither the Company nor any of its Subsidiaries has been either a “distributing corporation” or a “controlled corporation” in a transaction governed, or intended to be governed, by Section 355 of the Code.

(m) The Company and its Subsidiaries have collected all material sales and use Taxes required to be collected, and have remitted, or will remit on a timely basis, such amounts to the appropriate Governmental Entity, or have been furnished properly completed exemption certificates and have maintained all such records and supporting documents in the manner required by all applicable sales and use Tax statutes and regulations.

4.16 Intellectual Property.

(a) Section 4.16(a) of the Company Disclosure Letter contains a true and complete list of all material issued, registered and applied for Intellectual Property, in each case, included in Company Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries (“Company Intellectual Property”) and required to be set forth on Section 4.16(a) of the Company Disclosure Letter is subsisting and, in the jurisdiction where such Company Intellectual Property is issued or registered, to the Knowledge of the Company, valid and enforceable.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: (i) (x) the operation of the business of the Company and its Subsidiaries as currently conducted does not infringe, misappropriate or otherwise violate (collectively, “Infringe”), and since the Applicable Date has not Infringed any Intellectual Property of any third party and (y) to the Knowledge of the Company, there are no Proceedings pending against the Company or any of its Subsidiaries alleging any of the foregoing, (ii) to the Knowledge of the Company, no third party is engaging in any activity that Infringes any Company Intellectual Property; and (iii) the Company or one of its Subsidiaries solely and exclusively owns all Company Intellectual Property and has valid rights to use all other Intellectual Property used or held for use in the conduct of their businesses as currently conducted, in each case, free and clear of all Liens (other than Permitted Liens).

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: (i) neither the Company nor any of its Subsidiaries has disclosed, delivered, or made available, or has an obligation to disclose, deliver, or make available, any source code for any Company Software to any Person other than employees, contractors and service providers subject to confidentiality obligations restricting further disclosure or use of such source code; and (ii) no Company Software is or has been incorporated into, combined with, or distributed with any Open Source Software in a manner that requires the Company or any of its Subsidiaries to disclose, license, or distribute any source code for such Company Software under terms that require redistribution at no charge.

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Information Technology Systems perform in a manner that permits the Company and its Subsidiaries to conduct their businesses as currently conducted and are free of defects, viruses, malware and other corruptants that are designed to disrupt or adversely affect the functionality of any Information Technology System, (ii) since the Applicable Date, the Information Technology Systems have not suffered any Cybersecurity Breach, malfunction or other failure, (iii) the Company has taken commercially reasonable steps to maintain the confidentiality of the Trade Secrets of the Company and its Subsidiaries, and (iv) each Person with access to Trade Secrets of the Company or any of its Subsidiaries is subject to confidentiality obligations or other legally binding duties of confidentiality, and to the Knowledge of the Company, no Person is currently in breach of any such obligation.

4.17 Data Privacy; Artificial Intelligence.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since the Applicable Date: (i) the Company and its Subsidiaries have had reasonable safeguards in place designed to protect all Personal Information in their possession or under their control against loss, theft or unauthorized disclosure, (ii) the Company and its Subsidiaries have implemented and maintained reasonable security measures designed to protect all Personal Information Processed by them or on their behalf, (iii) the Company and its Subsidiaries have complied with all Privacy Requirements and AI Requirements, (iv) there has been no Cybersecurity Breach that has required notification to any Person under any Privacy Requirement or any payment to any third party in connection with a Cybersecurity Breach, and (v) neither the Company nor any of its Subsidiaries has received any written notice of any claims of, or been charged with, any violation of any Privacy Requirement or AI Requirement and there is no Proceeding pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries relating to the same.

(b) Since the Applicable Date, each of the Company and its Subsidiaries has been in compliance with their respective published healthcare privacy policies and HIPAA in all material respects. To the Knowledge of the Company, each of the Company and its Subsidiaries has executed all business associate agreements that are required by HIPAA, where applicable. To the extent the Company or any of its Subsidiaries is acting as a business associate, as such term is defined in HIPAA, neither the Company nor any of its Subsidiaries is in material violation or material breach of any business associate agreement.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect and since the Applicable Date, the Company and its Subsidiaries have maintained and complied with policies and procedures designed to: (i) protect against implicit or explicit biases, untrustworthiness, misinformation or errors that may arise in connection with AI Activities; (ii) ensure that AI Activities are conducted with appropriate transparency, explainability, human oversight and contestability; and (iii) otherwise ensure that all AI Activities are carried out in a responsible and ethical manner which respects the rights of other Persons. Such policies and procedures provide for management oversight and approval of AI Activities, and no member of the Company or its Subsidiaries has received notice from any Governmental Entity or other Person suggesting that such policies and procedures are insufficient, defective or have not been complied with.

4.18 Insurance. The Company has made available to Parent prior to the date of this Agreement true, correct and complete copies of all material insurance policies held by the Company (the “Insurance Policies”). The Insurance Policies held by the Company provide adequate coverage for all normal risks incidents to the business of the Company and its Subsidiaries and their respective properties and assets, except for any such failures to maintain such policies that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each Insurance Policy is in full force and effect and all premiums due with respect to all such policies have been paid and, as of the date of this Agreement, no written notice of default or termination has been received by any of the Company or its Subsidiaries in respect thereof, with such exceptions that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since the Applicable Date, neither the Company nor any of its Subsidiaries have received any written notice or, to the Knowledge of the Company, other communication regarding any actual or possible (i) cancellation or invalidation of any such insurance policy other than in connection with ordinary renewals, (ii) refusal of any coverage or rejection of any claim under any insurance policy or (iii) adjustment in the amount of premiums payable with respect to any insurance policy (other than premium adjustments resulting from changes of exposure applicable to property, auto, or workers compensation insurance).

4.19 Real Property. Section 4.19 of the Company Disclosure Letter sets forth a true and complete list of all of the owned real property of the Company and its Subsidiaries (including the buildings, improvements and fixtures located thereon, and all appurtenances thereto, the “Owned Real Property”). Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (a) the Company or its applicable Subsidiary has good, valid and marketable fee simple title to the Owned Real Property and to all of the buildings, structures and other improvements thereon, free and clear of all Liens (other than Permitted Liens) and (b) there are no pending or, to the Knowledge of the Company, threatened in writing condemnation, eminent domain or similar proceedings affecting any Owned Real Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect (i) the Company or one of its Subsidiaries has a good and valid leasehold interest in each real property leased, subleased, licensed or otherwise occupied by the Company or any of its Subsidiaries (the “Leased Real Property”) pursuant to the applicable Company Lease (defined hereafter), free and clear of all Liens (other than Permitted Liens), (ii) each such lease, sublease, license or occupancy agreement together with all amendments, guarantees, supplements and other modifications thereto relating to the Leased Real Property thereof (each, a “Company Lease”) is a valid and binding obligation of the Company or Subsidiary party thereto and, to the Knowledge of the Company, the other party thereto, and is in full force and effect, subject to the Bankruptcy and Equity Exception, and (iii) none of the Company or any of its Subsidiaries has received or delivered written notice of any material default under any Company Lease. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) there are no pending or, to the Knowledge of the Company, threatened in writing condemnation, eminent domain, or similar proceedings affecting any Leased Real Property and (ii) neither the Company nor any of its Subsidiaries has leased, subleased or otherwise granted any Person the right to use or occupy the Owned Real Property or Leased Real Property. The Company has delivered or made available to Parent a true and complete copy of each Company Lease.

4.20 Affiliate Transactions. Since the Applicable Date, there have been no transactions, or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, in each case, between the Company or any of its Subsidiaries, on the one hand, and any director, executive officer, Affiliate (including any immediate family members of any director, executive officer, Affiliate, or any related entity of the foregoing) or, to the Knowledge of the Company, any Person in which any such Person has a direct or indirect material interest, on the other hand, except for indemnification, reimbursement, compensation or other employment arrangements in the ordinary course of business (any such transaction, agreement, arrangement or understanding, an “Affiliate Transaction”).

4.21 Brokers and Finders. The Company has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Merger or the other transactions contemplated in this Agreement, except that the Company has engaged Goldman Sachs & Co. LLC (“Goldman Sachs”) pursuant to the terms of the engagement letter between the Company and Goldman Sachs, to act as the Company’s financial advisor in connection with the Merger for a fee amount not to exceed the amount set forth in Section 4.21 of the Company Disclosure Letter, a true, correct and complete copy of which has been provided to Parent prior to the date hereof.

4.22 Opinion of Financial Advisor. The board of directors of the Company has received the opinion of Goldman Sachs to the effect that, as of the date of such opinion and based upon and subject to the various qualifications, assumptions, limitations and other matters set forth therein, the Merger Consideration to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to this Agreement is fair from a financial point of view to such holders. A true, complete and accurate copy of the signed written version of such opinion will be made available to Parent solely for informational purposes and on a non-reliance basis promptly on or after the date of the execution of this Agreement.

4.23 Broker-Dealer Matters.

(a) Each of the Company and its Subsidiaries and the respective officers and employees of the foregoing who is required to be registered, licensed or qualified as a securities broker-dealer under the Exchange Act and/or any applicable similar U.S. state securities law is registered, licensed or qualified as such, except where the failure to be so registered, licensed or qualified would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Registered Broker-Dealer is and at all times so required since the Applicable Date has been, a member in good standing of FINRA and any such organization in which membership is required to conduct business of the Registered Broker-Dealer.

(b) Neither the Registered Broker-Dealer nor any “associated person” of the Registered Broker-Dealer is (i) subject to a “statutory disqualification” (as such terms are defined in the Exchange Act) or (ii) subject to a disqualification which would be a basis for censure, limitations on the activities, functions or operations of, or suspension or revocation of the registration of the Registered Broker-Dealer as a broker-dealer. There is no Proceeding pending or, to the knowledge of the Company, threatened in writing that would reasonably be expected to result in the Registered Broker-Dealer or any “associated person” thereof becoming ineligible to act in such capacity.

(c) The Registered Broker-Dealer has established and adopted policies and procedures in compliance with applicable Laws in all material respects, copies of which (including any written reports since the Applicable Date under such policies and procedures documenting identified material internal failures to comply with such policies and procedures relating to compliance by the Registered Broker-Dealer and employees subject thereto) have been delivered or made available to Parent and, except as otherwise noted in any such reports, the Registered Broker-Dealer has been in material compliance with such policies and procedures since January 1, 2025.

(d) The Registered Broker-Dealer is, and at all times since the Applicable Date has been, in compliance with the net capital requirements and customer reserve deposit requirements under the Exchange Act and

FINRA’s rules and any similar applicable material Laws of any jurisdiction in which the Registered Broker-Dealer conducts business and, with respect to net capital requirements, in an amount sufficient to ensure that it is not required to file a notice under Rule 17a-11 under the Exchange Act.

4.24 Investment Adviser Matters.

(a) Each of the Company and its Subsidiaries and the respective officers and employees of the foregoing who is required to be registered, licensed or qualified as (i) an investment adviser or (ii) an investment adviser representative under the Investment Advisers Act of 1940, as amended (“Advisers Act”) or any applicable similar U.S. state securities law or is, and at all times so required since the Applicable Date has been, registered, licensed or qualified as such, except where the failure to be so registered, licensed or qualified would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each of the Registered Investment Advisers is and at all times so required since the Applicable Date has been duly registered as an investment adviser with the SEC.

(b) None of the Registered Investment Advisers nor any officer, employee or any other “persons associated with” (as defined in the Advisers Act) any Registered Investment Adviser is ineligible pursuant to Section 203(e) or 203(f) of the Advisers Act to serve as a registered investment adviser or as a “person associated with” a registered investment adviser. There is no Proceeding pending or, to the knowledge of the Company, threatened in writing that would reasonably be expected to result in a Registered Investment Adviser or any “person associated with” a Registered Investment Adviser becoming ineligible to act in such capacity.

(c) Each Registered Investment Adviser has designated a chief compliance officer in accordance with Rule 206(4)-7 under the Advisers Act. Each Registered Investment Adviser has implemented written policies and procedures as required by Rule 206(4)-7 and Rule 204A-1 under the Advisers Act, complete and correct copies of which (including any written reports since the Applicable Date under such policies and procedures documenting identified material internal failures to comply with such policies and procedures relating to compliance by such Registered Investment Adviser and its employees subject thereto) have been delivered or made available to Parent and, at all times since the Applicable Date, except as otherwise noted in any such reports, each Registered Investment Adviser has been in material compliance with such policies and procedures.

(d) Each Advisory Contract includes all provisions required by, and complies in all material respects with, the Advisers Act. Each Registered Investment Adviser is in compliance in all material respects with the terms and conditions of each Advisory Contract. At all applicable times since the Applicable Date, each Registered Investment Adviser has provided its investment advisory services to each Advisory Client in compliance with the Advisers Act in all material respects except for any such noncompliance that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

4.25 Compliance with Insurance Regulatory Requirements.

(a) To the Knowledge of the Company, no director, officer, manager or employee of the Company or any of its Subsidiaries has any rights to receive any commissions or other compensation from any insurance carrier. Each of the Company and its Subsidiaries has implemented and followed in all material respects policies and procedures reasonably designed to provide reasonable assurance that each Insurance Producer employed by it at the time of soliciting, selling or producing any insurance policy, to the extent required by Law, was, to the extent required by applicable Law, duly appointed by the Company and its applicable Subsidiaries and was duly licensed as an insurance agent, broker or Insurance Producer for the type of insurance policies solicited, sold or produced by such producer, in each case, in the particular state in which such Insurance Producer solicited, sold or produced such insurance policy, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The manner in which the Company and its Subsidiaries compensates their (i) Insurance Producer involved in the solicitation, negotiation, sale or servicing of insurance policies and (ii) employees and independent contractors who are not licensed insurance agents, brokers or producers is, in each case, in compliance with Law, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b) The manner in which the Company and each of its Subsidiaries is compensated by insurance carriers for its placements of insurance policies is in compliance with Law, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, and to the Knowledge of the Company, no insurance carrier has paid any commissions or other compensation to the Company or its Subsidiaries for their sales of insurance policies in excess of the amount of commissions or other compensation permitted under Law. No material commissions, fees or other compensation previously paid to or accrued as revenue by the Company or any of its Subsidiaries is subject to reversal, return or disgorgement, except in the normal course of business, and except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, the Company and its subsidiaries have not paid any insurance commission or insurance customer lead or referral fee to any person that was required by applicable Law to be licensed as an insurance agency or brokerage to receive such payment and did not hold such license when the Company and its Subsidiaries made such payment.

(c) Each Company and its Subsidiaries required by applicable Law to be licensed as an insurance producer is duly licensed as a resident or non resident insurance producer authorized to sell each type of insurance policy which such Company or its Subsidiaries sells, and each such license is in full force and effect. Since the Applicable Date, none of the Company or its Subsidiaries has had any insurance license application denied or refused by any state insurance regulatory authority. Since the Applicable Date, (i) none of the Company or its Subsidiaries has had any insurance license placed in a probation status or suspended, revoked or non renewed nor had any material fine or penalty imposed on it by any state insurance regulatory authority, (ii) none of the Company or its Subsidiaries has ever solicited the sale of or sold any insurance policy in any state in which it was not duly licensed as a resident or non resident, as applicable, insurance producer authorized to sell such insurance policy and (iii) none of the Company or its Subsidiaries has been examined by any state insurance regulatory authority or received any cease and desist or show cause order from, or entered into any consent order with, any state insurance regulatory authority or been the subject of any administrative hearing or other proceeding brought by any state insurance regulatory authority, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(d) To the Knowledge of the Company, each current Insurance Producer is duly licensed as a resident or non resident insurance agent, broker or producer authorized to sell each type of insurance policy solicited and sold by such producer, and each such license is in full force and effect. To the Knowledge of the Company and to the extent required by applicable Law, each current Insurance Producer is duly appointed by each insurance carrier as required by applicable Law, and no insurance carrier has terminated such appointment for cause. To the Knowledge of the Company, no current Insurance Producer has: (i) had any insurance agent, broker or producer license placed in a probation status or suspended, revoked or non renewed or (ii) received any cease and desist or show cause order from, or entered into any consent order with, any state insurance regulatory authority or been the subject of any administrative hearing or other proceeding brought by any state insurance regulatory authority. To the Knowledge of the Company, no employee or independent contractor of the Company or any of its Subsidiaries has solicited or sold any insurance policy on behalf of the Company or any of its Subsidiaries when such employee or independent contractor was not (A) to the extent required by Law, appointed by the applicable insurance carrier or (B) duly licensed as a resident or non resident, as applicable, insurance agent, broker or producer in the state in which the solicitation or sale of such insurance policy occurred.

(e) Except for contingencies in contracts with certain carriers and partners (e.g., instances where the Company and/or its Subsidiaries fail to remit premiums due to carriers following the termination of the applicable contract), each of the Company and its Subsidiaries has the sole and exclusive rights to the ownership of all of its insurance policyholder accounts and no third party has any ownership right or interest (vested or unvested) in any such accounts, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(f) The Company and its Subsidiaries are in compliance in all material respects with all Laws that govern the administration of funds held in a fiduciary capacity.

(g) To the Knowledge of the Company, none of the Company or its Subsidiaries has paid or pays to, nor have they received or receive from, any person any fees or other compensation for such person providing potential insurance customers to the Company or its Subsidiaries or providing potential insurance customers to such person in violation of any Law. To the Knowledge of the Company, other than the payment of commissions and other compensation to Insurance Producers, none of the Company or its Subsidiaries is party to any Contract or arrangement whereby any part of any commission, fee or other remuneration payable to the Company or its Subsidiaries is shared by it with any third party in violation of any Law.

(h) The Company and its Subsidiaries maintain and are insured under all errors and omissions insurance or other professional liability insurance policies, surety bonds or other financial security instruments required under all Laws for it to maintain its insurance agency licenses.

(i) To the Knowledge of the Company, none of the Company or its Subsidiaries has advanced premiums on behalf of policyholders until the premiums have been paid by the policyholders, nor has the Company or its Subsidiaries advanced claim payments to policyholders on behalf of insurers in violation of Law or the policies and procedures of the Company and its Subsidiaries. To the Knowledge of the Company, none of the Company or its Subsidiaries has paid insurance premiums, premium adjustments or other items on behalf of any policyholder except with the authority (express or implied) of the policyholder on whose behalf such payments are purported to have been made in violation of Law or the policies and procedures of the Company and its Subsidiaries.

4.26 Fiduciary Assets. The aggregate Fiduciary Assets of the Company and its Subsidiaries are at least equal to the aggregate Fiduciary Liabilities of the Company and its Subsidiaries pursuant to any applicable contracts between the Company and its Subsidiaries, on the one hand, and insurance carriers or clients, on the other hand.

4.27 CPA Firms.

(a) Section 4.27(a) of the Company Disclosure Letter sets forth a true and complete list as of the date hereof of all Persons that are an independent certified public accountant firm and part of an alternative practice structure with the Company or one of its Subsidiaries (such Persons collectively, the “CPA Firms”).

(b) Except as set forth on Section 4.27 of the Company Disclosure Letter, for purposes of this ARTICLE IV, all representations and warranties with respect to any Subsidiary of the Company shall also be deemed to be made with respect to each CPA Firm, in each case, except as set forth in Section 4.27(c) below, (a) to the knowledge, consisting solely of information obtained or received pursuant to and in accordance with the applicable Administrative Services Agreement, of the individuals identified on Section 9.16(a) of the Company Disclosure Letter, and (b) qualified by Company Material Adverse Effect, in all applicable respects, to the extent not already so qualified (without giving effect to any “materiality” or similar other qualification otherwise set forth therein).

(c) Notwithstanding anything to the contrary in Section 4.27(b):

(i) There are no, and since the Applicable Date have been no, Proceedings pending or, to the Knowledge of the Company, threatened in writing by or against the CPA Firms, any of their respective Subsidiaries, or, to the Knowledge of the Company, any of the CPA Firms or their respective Subsidiaries respective partners, directors, officers or employees in their capacities as such, except for those that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on any CPA Firm and its Subsidiaries, taken as a whole. No CPA Firm nor any of its respective Subsidiaries is a party to, subject to, or in default under or in violation of, the provisions of any outstanding Order, writ, judgment, injunction, decree or award of any kind or nature that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on any CPA Firm and its Subsidiaries, taken as a whole. All Proceedings set forth on or required to be set forth on Section 4.27(c)(i) of the Company Disclosure Letter are fully insured (subject to customary retentions) under the CPA Firm Insurance Policies.

(ii) The businesses of each of the CPA Firms and their respective Subsidiaries, since the Applicable Date, have not been, and are not being, conducted in violation of any applicable Law, except for such violations that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the applicable CPA Firm and its Subsidiaries. To the Knowledge of the Company, no investigation or review by any Governmental Entity with respect to any CPA Firm or any of its respective Subsidiaries is pending or threatened nor has any Governmental Entity indicated an intention to conduct the same, except for such investigations or reviews the outcome of which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on any CPA Firm and its respective Subsidiaries. Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on any CPA Firm and its respective Subsidiaries, each CPA Firm and its respective Subsidiaries possess each License necessary to conduct their respective businesses.

(iii) The insurance policies held by the CPA Firms (the “CPA Firm Insurance Policies”) provide adequate coverage for all normal risks incidents to the business of the applicable CPA Firm and its Subsidiaries and their respective properties and assets, except for any such failures to maintain such policies that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on such CPA Firm and its Subsidiaries. To the Knowledge of the Company, each CPA Firm Insurance Policy is in full force and effect and all premiums due with respect to all such policies have been paid and, as of the date of this Agreement, no written notice of default or termination has been received by any of the CPA Firms or its Subsidiaries in respect thereof, with such exceptions that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the applicable CPA Firm or its Subsidiaries. Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on a CPA Firm and its respective Subsidiaries, since the Applicable Date, no CPA Firm nor any of its respective Subsidiaries have received any written notice or, to the Knowledge of the Company, other communication regarding any actual or possible (i) cancellation or invalidation of any such insurance policy other than in connection with ordinary renewals, (ii) refusal of any coverage or rejection of any claim under any insurance policy or (iii) adjustment in the amount of premiums payable with respect to any insurance policy (other than premium adjustments resulting from changes of exposure applicable to property, auto, or workers compensation insurance).

4.28 Top Clients, Vendors and Carriers.

(a) Section 4.28(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a list of the Top Clients. The Company has not (i) received any written notice from any such Top Client to the effect that such Top Client is terminating or not renewing its business relationship with the Company or respective Subsidiary of the Company with which it conducts business, will materially adjust the terms of its business relationship or will materially reduce its purchases of products and services from the Company and its Subsidiaries (whether as a result of the consummation of the transactions contemplated hereby or otherwise) or (ii) received any written (or to the Knowledge of the Company, oral) threats regarding any of the actions described in the preceding clause (i); provided, that the foregoing shall not include the expected completion of any project or provision of products or services in the ordinary course of business.

(b) Section 4.28(b) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a list of the Top Vendors. The Company has not (i) received any written notice from any such Top Vendor to the effect that such Top Vendor is terminating or not renewing its business relationship with the Company or respective Subsidiary of the Company with which it conducts business, will materially adjust the terms of its business relationship or will materially reduce its purchases of products and services from the Company and its

Subsidiaries (whether as a result of the consummation of the transactions contemplated hereby or otherwise) or (ii) received any written (or to the Knowledge of the Company, oral) threats regarding any of the actions described in the preceding clause (i); provided that the foregoing shall not include the expected completion of any project or provision of products or services in the ordinary course of business.

(c) Section 4.28(c) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a list of the Top Carriers. The Company has not (i) received any written notice from any such Top Carrier to the effect that such Top Carrier is terminating or not renewing its business relationship with the Company or respective Subsidiary of the Company with which it conducts business, will materially adjust the terms of its business relationship or will materially reduce its purchases of products and services from the Company and its Subsidiaries (whether as a result of the consummation of the transactions contemplated hereby or otherwise) or (ii) received any written threats regarding any of the actions described in the preceding clause (i); provided, that the foregoing shall not include the expected completion of any project or provision of products or services in the ordinary course of business.

4.29 No Other Representations and Warranties. Except for the representations and warranties of the Company contained in this ARTICLE IV or in any certificate delivered in connection with this Agreement, the Company is not making and has not made, and no other Person is making or has made on behalf of the Company, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and neither the Company nor any person on behalf of the Company is making any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses or with respect to any other information made available to Parent or Merger Sub in connection with the transactions contemplated by this Agreement. Except for the representations and warranties expressly set forth in this ARTICLE IV or in any certificate delivered in connection with this Agreement, the Company hereby disclaims all liability and responsibility for all projections, forecasts, estimates, financial statements, financial information, appraisals, statements, promises, advice, data or information made, communicated or furnished (orally or in writing, including electronically) to Parent or any of Parent’s Affiliates or any Representatives of Parent or any of Parent’s Affiliates, including omissions therefrom. Without limiting the foregoing, the Company makes no representation or warranty of any kind whatsoever, express or implied, written or oral, at law or in equity, to Parent or any of its Affiliates or any Representatives of Parent of any of its Affiliates regarding the success, profitability or value of the Company. The Company hereby acknowledges that, except for the representations and warranties expressly set forth in ARTICLE V, neither Parent, Merger Sub nor any of their Affiliates or other Parent Related Parties, nor any other Person on behalf of any of them, has made or is making any other, and the Company is not relying upon any other, express or implied representation or warranty or other statement with respect to Parent, Merger Sub, any of their respective Affiliates or other Parent Related Parties or their respective business or operations, including with respect to any information provided or made available to the Company or any of their respective Affiliates or Representatives, and all other representations and warranties are specifically disclaimed. Except with respect to the representations and warranties expressly set forth in ARTICLE V or any breach of any covenant or other agreement of Parent or Merger Sub contained herein, the Company hereby acknowledges that neither Parent, Merger Sub nor any of their Affiliates or other Parent Related Parties, nor any other Person on their behalf, will have or be subject to any liability or indemnification obligation to the Company or any of its Affiliates on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon the delivery, dissemination or any other distribution to the Company or any of its Affiliates or Representatives, or the use by the Company or any of its Affiliates or Representatives, of any information, documents, projections, forecasts, estimates, predictions or other material made available to the Company or any of its affiliates or their respective Representatives in expectation of the Merger or the other transactions contemplated by this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Except as set forth in the corresponding sections or subsections of the disclosure letter delivered to the Company by Parent at the time of entering into this Agreement (the “Parent Disclosure Letter”) (it being understood and agreed that any disclosure set forth in one section or subsection of the Parent Disclosure Letter shall be deemed to be disclosed with respect to, and shall be deemed to apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent the qualifying nature of such disclosure with respect to such other section or subsection is reasonably apparent on the face of such disclosure), Parent and Merger Sub hereby represent and warrant to the Company as follows:

5.1 Organization, Good Standing and Qualification. Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign legal entity (to the extent such concept is recognized under applicable Law) in each jurisdiction where the ownership, leasing or operation of its assets or properties or the conduct of its business requires such qualification, except where the failure to be so organized, qualified or in good standing, or to have such power or authority, would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Prior to the date of this Agreement, Parent has made available to the Company complete and correct copies of the certificate of incorporation and bylaws of Parent and the certificate of incorporation and bylaws of Merger Sub, in each case as amended to and in effect on the date of this Agreement.

5.2 Ownership of Merger Sub. The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned, directly or indirectly, by Parent. Merger Sub was formed solely for purposes of engaging in the transactions contemplated by this Agreement and has not conducted any business prior to the date of this Agreement and does not have any assets, liabilities or obligations of any nature other than those incident to its formation, and prior to the Effective Time will not have engaged in any business and will not have any assets, liabilities or obligations other than those arising pursuant to this Agreement and the transactions contemplated hereby, including the Merger.

5.3 Corporate Authority and Approval. Each of Parent and Merger Sub has all requisite corporate or similar power and authority and each has taken all corporate or similar action necessary in order to execute, deliver and, subject to obtaining the approval contemplated by Section 6.15 of this Agreement in the case of Merger Sub, perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due execution and delivery by the Company, constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception. The approval and adoption of this Agreement by Parent as the sole stockholder of Merger Sub that is to be delivered pursuant to Section 6.15 is the only vote or approval required in order for Parent and Merger Sub to execute and deliver this Agreement, to perform their obligations under this Agreement, or to consummate the transactions contemplated hereby, including the Merger, on the terms and subject to the conditions of this Agreement. No approval by the stockholders of Parent is required in order for Parent to execute, deliver and perform its obligations under this Agreement or to consummate the transactions contemplated hereby on the terms and subject to the conditions of this Agreement.

5.4 Governmental Filings; No Violations.

(a) Other than (i) the filing of the Certificate of Merger pursuant to Section 1.3 and (ii) the necessary Consents required under the HSR Act or any Foreign Investment and Competition Laws in connection with the Merger, the Exchange Act and the Securities Act, no filings, notices and/or reports are required to be made by Parent or Merger Sub or their Subsidiaries with, nor are any Consents required to be obtained by Parent or Merger Sub or their Subsidiaries from any Governmental Entity in connection with the execution, delivery and performance of this Agreement by Parent and Merger Sub and/or the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby, except, in each case, those that the failure to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(b) The execution, delivery and performance of this Agreement by Parent and Merger Sub does not, and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby will not, (i) constitute or result in a breach or violation of, or contravention or a default under, the organizational documents of Parent or certificate of incorporation or bylaws of Merger Sub, (ii) constitute or result in, with or without the lapse of time or the giving of notice or both, a breach or violation of, a default or termination or modification (or right of termination or modification) under, payment of additional fees under, the creation or acceleration of any obligations under, the loss of benefits under, or the creation of a Lien on any of the assets of Parent or any of its Subsidiaries pursuant to any Contract binding upon Parent or any of its Subsidiaries, or, (iii) assuming (solely with respect to performance of this Agreement and consummation of the Merger and the other transactions contemplated hereby) the Consents referred to in Section 5.4(a) are made or obtained, conflict with or violate any Law or License to which Parent or any of its Subsidiaries is subject; except, in the case of clauses (ii) and (iii) above, for any such breach, violation, default, termination, modification, payment, requirement, creation, acceleration, Lien, conflict or violation that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

5.5 Litigation. As of the date of this Agreement, there are no Proceedings pending or, to the Knowledge of Parent, threatened in writing against Parent or Merger Sub that seek to enjoin, or would reasonably be expected to have the effect of preventing or making illegal, any of the transactions contemplated by this Agreement, except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. As of the date of this Agreement, neither Parent, nor Merger Sub or any of their respective Subsidiaries is a party to or subject to the provisions of any Order, award, stipulation or settlement of or with any Governmental Entity that would, individually or in the aggregate, reasonably be likely to have a Parent Material Adverse Effect.

5.6 Brokers and Finders. Parent has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Merger or the other transactions contemplated in this Agreement, except for Persons whose fees and expense shall be paid by Parent or its Affiliates.

5.7 Financing Ability.

(a) Parent has provided to the Company true, accurate and complete copies of

(i) a fully executed debt commitment letter, dated as of the date hereof (together with all annexes, schedules and exhibits thereto and the OpCo Debt Financing Fee Letters, collectively, the “OpCo Debt Commitment Letter”), addressed to Guarantor and Parent from the Debt Financing Sources party thereto, pursuant to which the Debt Financing Sources party thereto have committed to provide, subject to the terms and conditions set forth therein, the debt financing described therein for the purposes described therein (the “OpCo Debt Financing” and the commitments under the OpCo Debt Commitment Letter, the “OpCo Debt Financing Commitments”), and each related fee letter to which Parent or any of its Affiliates is party (collectively, the “OpCo Debt Financing Fee Letters”); provided that the OpCo Debt Financing Fee Letters have been redacted, in a customary manner, for fees, “securities demand” provisions, pricing terms and pricing caps, “market flex” provisions and other commercially sensitive terms, none of which would reasonably be expected to (A) adversely affect the enforceability, conditionality, availability or termination of the OpCo Debt Financing, (B) reduce the aggregate principal amount of the OpCo Debt Financing to be funded on the Closing Date to an amount that, when taken together with the aggregate amount of the HoldCo Debt Financing (including any upsizes or replacements thereof), the Equity Financing (including any upsizes or replacements thereof) and other cash readily available to Parent, would be less than the Required Amount or (C) impose additional conditions precedent to the initial funding of the OpCo Debt Financing or otherwise expand any condition precedent to the initial funding of the OpCo Debt Financing set forth in the OpCo Debt Commitment Letter as of the date of this Agreement;

(ii) a fully executed debt commitment letter, dated as of the date hereof (together with all annexes, schedules and exhibits thereto and the HoldCo Debt Financing Fee Letters, collectively, the “Holdco Debt Commitment Letter” and, together with the OpCo Debt Commitment Letter, collectively, the “Debt Commitment Letters”), addressed to Parent and one or more applicable affiliates of Parent from the Debt Financing Sources party thereto, pursuant to which the Debt Financing Sources party thereto have committed to provide, subject to the terms and conditions set forth therein, the debt financing described therein for the purposes described therein (the “HoldCo Debt Financing” and, together with the OpCo Debt Financing, collectively, the “Debt Financing”; the commitments under the HoldCo Debt Commitment Letter, the “HoldCo Debt Financing Commitments” and, together with the OpCo Debt Financing Commitments, collectively, the “Debt Financing Commitments”), and each related fee letter to which Parent or any of its Affiliates is party (collectively, the “HoldCo Debt Financing Fee Letters” and, together with the OpCo Debt Financing Fee Letters, collectively, the “Fee Letters”); provided that the HoldCo Debt Financing Fee Letters have been redacted, in a customary manner, for fees, pricing terms, “market flex” provisions and other commercially sensitive terms, none of which would reasonably be expected to (A) adversely affect the enforceability, conditionality, availability or termination of the HoldCo Debt Financing, (B) reduce the aggregate principal amount of the HoldCo Debt Financing to be funded on the Closing Date to an amount that, when taken together with the aggregate amount of the OpCo Debt Financing (including any upsizes or replacements thereof), the Equity Financing (including any upsizes or replacements thereof) and other cash readily available to Parent, would be less than the Required Amount or (C) impose additional conditions precedent to the initial funding of the HoldCo Debt Financing or otherwise expand any condition precedent to the initial funding of the HoldCo Debt Financing set forth in the HoldCo Debt Commitment Letter as of the date of this Agreement; and

(iii) a fully executed equity commitment letter, dated as of the date hereof (together with all annexes, schedules and exhibits thereto and any fee letters or engagement letters related thereto, collectively, the “Equity Commitment Letter” and, together with the Debt Commitment Letter, the “Commitment Letters”), from New Mountain Partners VII, L.P., New Mountain Partners VII Luxembourg, SCSp and Turbo Parent Partnership LP (the “Equity Investors”), pursuant to which the Equity Investors have committed to provide, subject to the terms and conditions set forth therein, the financing described therein for the purposes described therein (the “Equity Financing” and, together with the Debt Financing, collectively referred to as the “Financing”; and the commitments under the Equity Commitment Letter, the “Equity Financing Commitments” and, together with the Debt Financing Commitments, the “Financing Commitments”). The Equity Commitment Letter provides, and will continue to provide, that the Company is an express third party beneficiary of the Equity Commitment Letter and is entitled to enforce such agreement, and that Parent and the Equity Investors have waived any defenses to the enforceability of such third party beneficiary rights, in each case in accordance with its terms and subject to the limitations set forth therein, herein and in Section 9.13 (Specific Performance).

(b) As of the date of this Agreement, the Commitment Letters are legal, valid and binding obligations of Equity Investors, Guarantor and Parent, as applicable to the extent such persons are parties thereto, and, to the Knowledge of Parent, the other parties thereto, are in full force and effect, and are enforceable against Equity Investors, Guarantor and Parent, to the extent such persons are parties thereto, and, to the Knowledge of Parent, the other parties thereto, in accordance with their terms, in each case, subject only to the Bankruptcy and Equity Exception. As of the date of this Agreement, (i) none of the Commitment Letters has been terminated, rescinded, amended, restated, amended and restated, supplemented, waived or otherwise modified (and no such termination, rescission, amendment, restatement, amendment and restatement, supplement, waiver or other modification is contemplated, other than as permitted without the prior written consent of the Company pursuant to Section 6.18(c)) and (ii) the respective commitments set forth in the Commitment Letters have not been withdrawn, terminated or rescinded in any respect (and, to the Knowledge of Parent, no such withdrawal, termination or rescission is contemplated). As of the date of this Agreement, assuming (x) the accuracy of the representations and warranties set forth in ARTICLE IV hereof and (y) the performance in all material aspects of the Company and its Affiliates of their respective obligations set forth in this Agreement, no event has occurred that, with or without notice, lapse of time, or both, would reasonably be expected to (A) constitute a default or breach by Parent, or to the Knowledge of Parent, any of the other parties thereto, under the Commitment Letters,

(B) constitute a failure by Guarantor or Parent to satisfy a condition precedent to the initial funding of the Financing set forth in any Commitment Letter that is to be satisfied by Guarantor or Parent, or (C) result in any portion of the amounts to be funded in accordance with the Commitment Letters being unavailable on the Closing Date. As of the date of this Agreement, assuming (x) the accuracy of the representations and warranties set forth in ARTICLE IV hereof and (y) the performance in all material aspects of the Company and its Affiliates of their respective obligations set forth in this Agreement, Parent does not have any reason to believe that Guarantor or Parent will be unable to satisfy any condition precedent to the initial funding of the Financing set forth in the Commitment Letters that is to be satisfied by Guarantor or Parent on a timely basis (and, in any event, at or prior to Closing) and (y) Parent does not have any reason to believe that, subject to satisfaction of the conditions precedent to the initial funding of the Financing set forth in the Commitment Letters, the full amount of the Financing will not be made available to Guarantor or Parent on the Closing Date. As of the date of this Agreement, none of the Equity Investors or Debt Financing Sources party to the Commitment Letters has notified Parent of its intention to terminate or withdraw the Financing Commitments.

(c) As of the date of this Agreement, except as expressly set forth or contemplated in the Commitment Letters, there are no (i) conditions precedent to the respective obligations of the Equity Investors and the Debt Financing Sources party to the respective Commitment Letters to provide the Financing pursuant to the applicable Commitment Letters or (ii) contractual contingencies (including any condition or contingency relating to the availability of any “market flex” provisions) that would permit the Financing Sources to reduce the aggregate principal amount of the Financing to be funded on the Closing Date. As of the date of this Agreement, except as expressly set forth or contemplated in the Commitment Letters delivered to the Company on or prior to the date hereof, there are no side letters or other agreements related to the Financing to which Parent or any of its Affiliates or, to the Knowledge of Parent, any Equity Investor or Debt Financing Source party to the Commitment Letters is party that would reasonably be expected to (A) adversely affect the availability of the Financing, (B) reduce the aggregate principal amount of the Financing to be funded on the Closing Date to an amount that, when taken together with other cash readily available to Parent, would be less than the Required Amount or (C) impose additional conditions precedent to the initial funding of the Financing or otherwise expand any condition precedent to the initial funding of the Financing set forth in the Commitment Letters as of the date of this Agreement.

(d) As of the date of this Agreement, assuming (w) the conditions to the obligation of Parent and Merger Sub to consummate the Merger set forth in ARTICLE VII have been satisfied or waived, (x) the accuracy of the representations and warranties set forth in ARTICLE IV, (y) the performance in all material aspects of the Company and its Affiliates of their respective obligations set forth in this Agreement and (z) the Financing is funded and applied in accordance with the Commitment Letters, the aggregate proceeds of the Financing (both before and after giving effect to the exercise of any or all “market flex” provisions contained in the Debt Commitment Letters) will be in an amount that, when taken together with other cash readily available to Parent at the Closing, will be sufficient to (i) pay, or cause to be paid, the Merger Consideration and satisfy all of the payment obligations of Parent or Merger Sub required to be satisfied pursuant to this Agreement in connection with the Closing, (ii) prepay or repay, or cause to be prepaid or repaid, in full all outstanding Indebtedness of the Company or its Subsidiaries under the Existing Credit Agreements on the Closing Date and (iii) pay, or cause to be paid, all fees, costs and expenses required to be paid by Parent and/or Merger Sub in connection with the transactions contemplated under this Agreement (the amount sufficient to enable Parent and Merger Sub to make such payments or cause such payments to be made, collectively, the “Required Amount”).

(e) As of the date of this Agreement, Parent and/or Merger Sub has fully paid (or caused to be paid) any and all commitment fees and other fees that the Commitment Letters require be paid on or prior to the date of this Agreement.

(f) Notwithstanding anything to the contrary contained in this Agreement, but subject in all respects to Section 9.13(b)(ii), the obligations of Parent and Merger Sub under this Agreement are not subject to any conditions regarding Parent’s, its Affiliates’ or any other Person’s ability to obtain financing (including the Equity Financing and the Debt Financing).

5.8 Limited Guarantee. Concurrently with the execution of this Agreement, Parent has delivered to the Company a limited guarantee, dated as of the date of this Agreement (the “Limited Guarantee”) pursuant to which Grant Thornton Advisors LLC (the “Guarantor”) has guaranteed the payment of (i) the Parent Termination Fee, and the costs and expenses in connection with the enforcement thereof, in each case to the extent such amount is due and payable pursuant to Section 8.5 (Effect of Termination and Abandonment) (but subject to the limitations therein), (ii) the expense obligations of Parent to the extent due pursuant to Section 6.10 (Expenses) and (iii) the indemnification obligations of Parent to the extent due pursuant to Section 6.18 (Debt Financing). The Limited Guarantee is in full force and effect and is a valid and binding obligation of the Guarantor and enforceable against the Guarantor in accordance with its terms and no event has occurred which, with or without notice, lapse of time or both, could constitute a default on the part of the Guarantor under the Limited Guarantee. The Guarantor has access to sufficient cash, available lines of credit, capital commitments or other sources of available funds and capital to satisfy the amount of its guaranteed obligations under the Limited Guarantee in full if and when due pursuant to the terms thereunder.

5.9 Solvency. Neither Parent nor Merger Sub is entering into this Agreement with the intent to hinder, delay or defraud either present or future creditors of Parent, the Company or any of its Subsidiaries or any other Person. Immediately after giving effect to all of the transactions contemplated by this Agreement and the Debt Commitment Letters, including the Debt Financing (including after giving effect to any financing incurred in connection with the transaction contemplated hereby) and the making of the payments contemplated by this Agreement, and assuming (i) satisfaction of the conditions to Parent’s obligation to consummate the Merger as set forth herein, the accuracy of the representations and warranties of the Company set forth herein and the performance by the Company of its obligations hereunder and (ii) that, immediately prior to the Effective Time, without giving effect to the Debt Financing, the Company and its Subsidiaries, on a consolidated basis, are Solvent, the Surviving Corporation and each Subsidiary of the Surviving Corporation, on a consolidated basis, will be Solvent.

5.10 No Other Representations and Warranties. Except for the representations and warranties of Parent and Merger Sub contained in this ARTICLE V or in any certificate delivered in connection with this Agreement, neither Parent nor Merger Sub is making or has made, and no other Person is making or has made on behalf of Parent and Merger Sub, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and neither Parent nor Merger Sub nor any person on behalf of Parent and Merger Sub is making any express or implied representation or warranty with respect to Parent and Merger Sub or with respect to any other information made available to the Company in connection with the transactions contemplated by this Agreement.

5.11 Access to Information; Disclaimer. Parent and Merger Sub each acknowledges and agrees that it (a) has had an opportunity to discuss the business of the Company and its Subsidiaries and with the management of the Company, (b) has had reasonable access to (i) certain books and records of the Company and its Subsidiaries and (ii) the documents provided by the Company for purposes of the transactions contemplated by this Agreement, (c) has been afforded the opportunity to ask questions of and receive answers from officers of the Company and (d) has conducted its own independent investigation of the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, and has not relied on any representation, warranty or other statement by any Person on behalf of the Company or any of its Subsidiaries, other than the representations and warranties of the Company contained in ARTICLE IV or in any certificate delivered in connection with this Agreement, and that all other representations and warranties are specifically disclaimed. Without limiting the foregoing, except for the representations and warranties set forth in ARTICLE IV or in any certificate delivered in connection with this Agreement, each of Parent and Merger Sub further acknowledges and agrees that none of the Company or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives has made any representation or warranty concerning any estimates, projections, forecasts, business plans or other forward-looking information regarding the Company, its Subsidiaries or their respective businesses and operations. Each of Parent and Merger Sub hereby acknowledges that there are uncertainties inherent in attempting to develop such estimates, projections, forecasts, business plans and other forward-looking information with which Parent and Merger Sub are familiar, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, business plans and other forward-looking information furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, business plans and other forward-looking information), and that Parent and Merger Sub will have no claim against the Company or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives with respect thereto.

ARTICLE VI

COVENANTS

6.1 Interim Operations. Except (w) as required by applicable Law, (x) as Parent may approve in writing (such approval not to be unreasonably withheld, conditioned or delayed), (y) as expressly disclosed in Section 6.1(a) of the Company Disclosure Letter or (z) as expressly provided for in this Agreement, the Company covenants and agrees as to itself and its Subsidiaries that, from and after the execution of this Agreement and prior to the earlier of (1) the Effective Time or (2) the termination of this Agreement in accordance with ARTICLE VIII (A) the Company shall and shall cause its Subsidiaries to use commercially reasonable efforts (i) to conduct its business and the business of its Subsidiaries in the ordinary course of business consistent with past practice in all respects and (ii) preserve intact their business organizations, goodwill and assets and preserve their present material relationships with Governmental Entities and other material third parties, including customers, reinsurers, suppliers and other Persons with whom the Company and its Subsidiaries have business relationships; provided, however that no action that is specifically permitted by any of subclauses (a) through (t) of Section 6.1(B) shall be deemed a breach of either this clause (A) or any other subclause of Section 6.1(B) and (B) without limiting the generality of, and in furtherance of, the foregoing, the Company shall not and will not permit any of its Subsidiaries to:

(a) (i) amend its certificate of incorporation or bylaws (or comparable governing documents), other than amendments to the governing documents of any wholly-owned Subsidiary of the Company that are not material, (ii) split, combine, subdivide, adjust or reclassify any shares of capital stock or other voting or equity interests (except for any such transaction by a wholly-owned Subsidiary of the Company which remains a wholly-owned Subsidiary after consummation of such transaction), (iii) declare, set aside, establish a record date for or pay any dividend or distribution payable in cash, stock or property (or any combination thereof) in respect of any shares of its capital stock or other voting or equity interests (except for any dividends or distributions paid by a direct or indirect wholly owned Subsidiary of the Company to another direct or indirect wholly owned Subsidiary of the Company or to the Company), (iv) purchase, repurchase, redeem or otherwise acquire directly or indirectly any shares of its capital stock or any securities convertible or exchangeable into or exercisable for any shares of its capital stock (other than (1) pursuant to the exercise of Company Options outstanding on the date hereof or the forfeiture of, or withholding of Taxes with respect to, Company Options, Company Restricted Stock, Company PSUs or Company RSUs or (2) purchases, repurchases, redemptions or other acquisitions of securities of any wholly owned Subsidiary of the Company by the Company or any other wholly owned Subsidiary of the Company), (v) pledge or encumber any shares of its capital stock or other voting or equity interests or (vi) alter or modify the terms of any shares of its capital stock or other voting or equity interests;

(b) merge, amalgamate or consolidate with any other Person, or restructure, reorganize or completely or partially liquidate;

(c) other than as required by the terms of any Company Plan in effect as of the date hereof, (i) increase the compensation or benefits payable to any employee, director, independent contractor or other individual service provider of the Company or any of its Subsidiaries, other than increases to any such individuals who are not directors or employees with the title of Vice President or above of the Company or its Subsidiaries in the ordinary course of business consistent with past practice, (ii) grant any bonus, including, without limitation, any award under the EACB, to any employee, director, independent contractor or other individual service provider of the Company or any Subsidiaries, (iii) except as otherwise permitted by this Section 6.1(c), establish, adopt, amend, waive any material right under, waive compliance with any restrictive covenant under, or terminate any Company Plan (or a plan that would be a Company Plan if in effect on the date hereof), (iv) take any action to accelerate the vesting, payment or funding of any compensation or benefits for any individual service provider of the Company or its Subsidiaries or in respect of any Company Plan, (v) hire, engage, promote or terminate the employment or engagement of (other than for cause) any employee, independent contractor or other individual service provider of the Company or any Subsidiaries with annual base compensation in excess of (or would be in excess of) $600,000, or (vi) fund or secure the payment of compensation or benefits under any Company Plan or related trust or other funding vehicle;

(d) recognize any labor union, works council or other collective employee representative as the representative of any employees of the Company or any of its Subsidiaries, or enter into any Collective Bargaining Agreement;

(e) incur or assume any Indebtedness, except (i) Indebtedness under the Company’s Existing Credit Agreements or commercially reasonable replacement facilities and/or extensions of maturity in respect thereof, (ii) in order to refinance or renew any existing Indebtedness (including under the Existing Credit Agreements) as reasonably determined by the Company, (iii) in replacement of existing Indebtedness which has matured or is scheduled to mature, in each case, after the date of this Agreement, on then prevailing market terms or on terms substantially consistent with or more beneficial to the Company and its Subsidiaries, taken as a whole, then the Indebtedness being replaced, (iv) inter-company Indebtedness among the Company and its wholly owned Subsidiaries, (v) (A) to the extent not drawn upon and payments are not triggered thereby, letters of credit, bank guarantees, security or performance bonds or similar credit support instruments and (B) overdraft facilities or cash management programs, in each case issued, made or entered into in the ordinary course of business or (vi) hedging in compliance with the hedging strategy of the Company as of the date of this Agreement in the ordinary course of business and not for speculative purposes;

(f) incur, authorize, make or commit to any capital expenditures other than in the ordinary course of business consistent with past practice and which do not exceed, in the aggregate, (i) for fiscal year 2026, the monetary amount set forth on Section 6.1(f) of the Company Disclosure Letter or (ii) for fiscal year 2027, 120% of the amount set forth in the foregoing clause (i); provided that, in each case, such amount shall be pro-rated based on the number of days actually elapsed in such fiscal year;

(g) transfer, lease, license, sell, assign, mortgage, pledge, place a Lien (other than a Permitted Lien) upon, abandon, allow to lapse, or otherwise dispose of (i) any properties or assets (other than Intellectual Property) with a fair market value in excess of $10,000,000 individually or $30,000,000 in the aggregate (other than transactions among the Company and its wholly owned Subsidiaries) and (ii) any material Company Intellectual Property other than (A) the expiration of registered Intellectual Property at the end of its statutory term after all available renewals or extensions, or (B) non-exclusive licenses granted to customers, vendors, service providers, or suppliers in the ordinary course of business consistent with past practice;

(h) issue, deliver, sell, grant, transfer, or encumber, or authorize the issuance, delivery, sale, grant, transfer or encumbrance of, any shares of its capital stock or any securities convertible or exchangeable into or exercisable for, or any options, warrants or other rights to acquire, any Shares (including, for the avoidance of doubt, any Company Options, Company PSUs and Company RSUs, as contemplated under the Company Stock Plan), except (i) for any Shares issued pursuant to Company Options, Company PSUs and Company RSUs that are outstanding on the date of this Agreement in accordance with the existing terms of such awards and the Company Stock Plan, (ii) for any Shares issued pursuant to the Marcum Agreement and (iii) by wholly owned Subsidiaries to the Company or to any other wholly owned Subsidiary of the Company;

(i) acquire any business or Person or division thereof or to acquire assets or other property, whether by merger, amalgamation, consolidation, purchase of property or assets or otherwise (valuing any non-cash consideration at its fair market value as of the date of the agreement for such acquisition), except for acquisitions of assets in the ordinary course of business having a fair market value of less than $25,000,000 individually or $50,000,000 in the aggregate;

(j) make any material change with respect to its financial accounting policies or procedures, except as required by changes in GAAP (or any interpretation thereof) or by applicable Law;

(k) enter into any new line of business other than any line of business that is reasonably ancillary to and a reasonably foreseeable extension of any line of business as of the date of this Agreement;

(l) other than in the ordinary course of business, (i) make any loans, advances or capital contributions to, or investments in, any Person (other than loans, advances or capital contributions to the Company or any direct or indirect wholly owned Subsidiary of the Company) or make any change in its existing borrowing or lending arrangements for or on behalf of any such Person or (ii) forgive or discharge in whole or in part any outstanding loans or advances;

(m) (i) amend or modify in any material respect, waive compliance with the terms of or breach under or terminate (excluding terminations upon expiration of the term thereof (including terminations of auto-renewal Contracts requiring notice from the Company) in accordance with the terms thereof) any Material Contract or waive, release or assign any material rights, claims or benefits under any Material Contract or (ii) enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement; provided that the foregoing shall not prohibit or restrict the ability of the Company or its Subsidiaries to take any action described in this Section 6.1(m) in the ordinary course of business consistent with past practice with respect to Contracts or Material Contracts between the Company and/or one or more of its wholly-owned Subsidiaries; provided, further that for the avoidance of doubt, this Section 6.1(m) shall not prohibit or restrict any Company Plans;

(n) settle any action, suit, case, litigation, claim, hearing, arbitration, investigation or other Proceedings, other than settlements if the amount of any such settlement is not in excess of $2,500,000 individually or $5,000,000 in the aggregate; provided that such settlements do not involve any admission of guilt, injunctive or equitable relief or impose restrictions on the business activities of the Company and its Subsidiaries or Parent and its Affiliates;

(o) make any material adverse change to the security or operation of the Information Technology Systems, AI Activities, or the privacy policies or procedures (including HIPAA and any other health privacy policies or procedures) of the Company or its Subsidiaries, except to the extent required by Law;

(p) (i) make (other than in the ordinary course of business and consistent with past practice), change, or revoke any entity classification or other material Tax election with respect to the Company or any of its Subsidiaries, (ii) make any material change to any Tax accounting method or period, (iii) file any material Tax Return in a manner inconsistent with past practice or materially amend any Tax Return or claim for refund of material Taxes with respect to the Company or any of its Subsidiaries, (iv) enter into any “closing agreement” as described in Section 7121 of the Code (or any analogous or similar provision of U.S. state or local or non-U.S. Law), (v) extend or waive the application of any statute of limitations regarding the assessment or collection of any material Tax with respect to the Company or any of its Subsidiaries, (vi) settle, surrender, or compromise any material Tax liability or proceeding or refund of material Taxes with respect to the Company or any of its Subsidiaries or (vii) voluntarily approach any Governmental Entity or initiate any voluntary disclosure program with respect to a material amount of unpaid Taxes;

(q) implement or announce any “mass layoff” or “plant closing” which triggers the notification requirements of the WARN Act;

(r) enter into any Affiliate Transaction;

(s) adopt or implement any “poison pill,” stockholder rights agreement or plan or similar anti-takeover agreement or plan, in each case, applicable to the Merger or any other transactions with respect to Parent or its Affiliates (including such transactions as the terms of which may be revised pursuant to Parent’s rights under Section 6.2); or

(t) agree, resolve or commit to do any of the foregoing.

6.2 Acquisition Proposals.

(a) Go-Shop; No Solicitation or Negotiation.

(i) Notwithstanding anything to the contrary set forth in this Agreement, during the period (the “Go-Shop Period”) beginning on the date of this Agreement and continuing until 11:59 p.m., Eastern Time, on the date that is thirty (30) days following the date of this Agreement (the “No-Shop Period Start Date”), the Company and its Affiliates and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) shall have the right to, directly or indirectly: (A) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, including by granting a limited waiver, amendment or release under any pre-existing “standstill” or other similar provision solely to the extent necessary to allow for an Acquisition Proposal or amendment to an Acquisition Proposal to be made by such Person to the Company or the board of directors of the Company on a confidential basis, (B) participate in any discussions or negotiations with any Person regarding any Acquisition Proposal, or (C) subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement, provide any non-public information concerning the Company or any of its Affiliates to any Person in connection with any Acquisition Proposal; provided, however, that the Company will promptly (and in any event within twenty-four (24) hours) provide to Parent, or provide Parent access to, any such non-public information concerning the Company and any of its Subsidiaries that is provided to any such Person or its Representatives that was not previously provided to Parent or its Representatives. From the date hereof until the No-Shop Period Start Date, the Company shall notify Parent in writing as promptly as reasonably practicable (and in any event within twenty-four (24) hours) of any Acquisition Proposal received by the Company, its Subsidiaries or any of their respective Representatives (which notice must include (x) the identity of the Person (or group of Persons) making such Acquisition Proposal, (y) copies of drafts of proposed agreements, term sheets, letters of intent or any other written terms or proposals related thereto provided to the Company or any of its Representatives and any modifications to the financial and other material terms thereof and a copy of any modifications to the financial and other material terms thereof and (z) a written summary of the material terms and conditions of any Acquisition Proposal not made in writing and any modifications to the financial and other material terms thereof (including any material terms and conditions proposed orally or supplementally and any modifications to the financial and other terms thereof). On the No Shop Period Start Date, the Company shall provide Parent a list identifying each Excluded Party as of the No Shop Period Start Date. The Company shall keep Parent reasonably informed of all material developments, discussions and negotiations concerning any such Acquisition Proposal, and provide Parent with any material written supplements or written additions to any written Acquisition Proposal.

(ii) Except as expressly permitted by this Section 6.2 or as related to any Excluded Party (but solely to the extent such Person or group remains an Excluded Party), from and after the No-Shop Period Start Date, the Company shall not, and shall cause its and its Affiliates and its and their respective Representatives not to, directly or indirectly: (A) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (B) participate in any discussions or negotiations with any Person regarding any Acquisition Proposal, or (C) provide any non-public information concerning the Company or any of its Affiliates to any Person in

connection with any Acquisition Proposal. From the No-Shop Period Start Date, the Company shall, and the Company shall cause its Subsidiaries and its and their respective directors, officers and employees and shall direct its other Representatives to, (w) immediately cease and cause to be terminated any discussions and negotiations with any Person (other than Parent, Merger Sub, any Excluded Party and their respective Representatives) conducted prior to the No-Shop Period Start Date with respect to any Acquisition Proposal, or proposal that could reasonably be expected to lead to an Acquisition Proposal, (x) promptly (and in any event within twenty-four (24) hours) request that such Person and its Representatives return or destroy, in accordance with the terms of the applicable confidentiality agreement, any information furnished by or on behalf of the Company and its Affiliates prior to the No-Shop Period Start Date, cease providing any information to such Person or its Representatives and take all necessary and reasonable action to secure its rights and ensure the performance of any such Person’s obligations under any applicable confidentiality agreement, (y) terminate any data room or other diligence access to each such Person (and its Representatives) and (z) not terminate, waive, amend or modify any provision of any existing confidentiality agreement or standstill agreement with respect to any potential Acquisition Proposal; provided, that the Company shall not be required to take any such action in respect of any Excluded Party unless and until such Person or group ceases to be an Excluded Party (in which case all references in this sentence to the No-Shop Period Start Date shall be read as the date on which such Person or group ceases to be an Excluded Party); provided, further that the foregoing shall not restrict the Company (notwithstanding anything set forth in Section 6.1), from (1) permitting a Person to confidentially request the waiver of a “standstill” or similar obligation or from granting such a waiver in order to permit such Person to make a non-public Acquisition Proposal, in each case, to the extent the Company’s board of directors determines in good faith that it is necessary to comply with their fiduciary duties under applicable Law or (2) informing any Person of the terms of this Section 6.2.

(b) Fiduciary Exception to No Solicitation Provision. Notwithstanding anything to the contrary in Section 6.2(a) but subject to compliance with this Section 6.2(b), from the No-Shop Period Start Date until the time that the Company Requisite Vote is obtained, the Company may, in response to an unsolicited, bona fide written Acquisition Proposal received after the date of this Agreement that did not result from a breach of this Section 6.2, (i) provide access to non-public information regarding the Company or any of its Subsidiaries to the Person who made such Acquisition Proposal; provided that such information has previously been made available to Parent or is provided to Parent promptly (and in any event within twenty-four (24) hours) following the time such information is made available to such Person and that, prior to furnishing any such non-public information, the Company or any of its Subsidiaries receives from the Person making such Acquisition Proposal an Acceptable Confidentiality Agreement and (ii) engage or participate in any discussions or negotiations with any such Person regarding such Acquisition Proposal if, and only if, prior to taking any action described in clause (i) or (ii) above, the Company’s board of directors determines in good faith after consultation with outside legal counsel that (A) based on the information then available and after consultation with its financial advisor, such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal and (B) the failure to take such action would reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable Law.

(c) Notice. From the No-Shop Period Start Date until the earlier to occur of the Effective Time and the valid termination of this Agreement in accordance with ARTICLE VIII, the Company shall promptly (and, in any event, within twenty-four (24) hours) notify Parent in writing if (i) any written or other inquiries, proposals or offers with respect to an Acquisition Proposal or which would reasonably be expected to lead to an Acquisition Proposal are received by the Company, any of its Subsidiaries or any of their Representatives, (ii) any non-public information is requested in connection with any written or other inquiries, proposals or offers with respect to an Acquisition Proposal or that would reasonably be expected to lead to an Acquisition Proposal from the Company, its Affiliates or any of their Representatives or (iii) any discussions or negotiation with respect to, or that would reasonably be expected to lead to, an Acquisition Proposal are sought to be initiated or continued with the Company, indicating, in connection with such notice, the identity of such Person or group and the material terms and conditions of any proposals or offers (including providing copies of any written materials delivered by such Person) and thereafter shall keep Parent reasonably informed, on a reasonably current basis, of the status and terms of any such proposals or offers (including any amendments to the financial or other material terms thereto) and the status of any such discussions or negotiations (including delivery to Parent within forty-eight (48) hours of copies of all proposals, offers, drafts of proposed agreements or communications delivered by or on behalf of such Person in connection with such proposal or offer). Neither the Company nor any of its Subsidiaries shall, after the date of this Agreement, enter into any confidentiality or similar agreement that would prohibit it from providing such information to Parent.

(d) No Change in Recommendation or Alternative Acquisition Agreement. Except as provided in Section 6.2(e) and Section 6.2(f), the Company’s board of directors (or committee thereof) shall not (i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Parent, the Company Recommendation or approve, recommend or otherwise declare advisable (or publicly propose to approve, recommend or otherwise declare advisable) any Acquisition Proposal, (ii) fail to include the Company Recommendation in the Proxy Statement, (iii) following the date any Acquisition Proposal or any material modification thereto is first publicly disclosed or announced, fail to issue a press release publicly reaffirming the Company Recommendation within ten (10) days of receipt of a written request from Parent to do so (provided that Parent shall only be permitted to issue one such request for each separate Acquisition Proposal) (and if the Company Stockholders Meeting is scheduled to be held within ten (10) days, then within two (2) Business Days of such request), (iv) fail to publicly recommend against any Acquisition Proposal that is a tender or exchange offer by a third party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act (including, for these purposes, by taking no position with respect to the acceptance of such tender offer or exchange offer by the Company’s shareholders) within ten (10) Business Days after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer, (v) approve, adopt or recommend (or publicly propose to approve, adopt or recommend) any Acquisition Proposal or (vi) cause or permit the Company or any of its Subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement or other agreement (other than an Acceptable Confidentiality Agreement) (an “Alternative Acquisition Agreement”) relating to any Acquisition Proposal (each of the foregoing clauses (i)-(vi), a “Change in Recommendation”).

(e) Superior Proposal Exception to Change in Recommendation Provision or Entry into an Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in Section 6.2(d), following receipt of a bona fide written Acquisition Proposal by the Company, its Affiliates or their Representatives after the date of this Agreement that did not result from a breach of this Section 6.2 and that the Company’s board of directors determines in good faith, after consultation with its outside legal counsel and financial advisor, constitutes a Superior Proposal, the Company’s board of directors may, at any time prior to the time the Company Requisite Vote is obtained, make a Change in Recommendation or terminate this Agreement in accordance with Section 8.3(b) to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, in accordance with Section 6.2(e)(ii) or authorize, resolve, agree or propose publicly to take any such action, if and only if all of the following conditions are met:

(i) the Company shall have (A) provided to Parent written notice, which shall state expressly (1) that it has received a written Acquisition Proposal that constitutes a Superior Proposal, (2) the material terms and conditions of the Acquisition Proposal (including the consideration offered therein and the identity of the Person or group making the Acquisition Proposal) and shall have contemporaneously provided an unredacted copy of the Alternative Acquisition Agreement and all other documents related to the Superior Proposal and (3) that, subject to clause (ii) below, the Company’s board of directors has determined to make a Change in Recommendation or to terminate this Agreement in accordance with Section 8.3(b) in order to enter into the Alternative Acquisition Agreement, as applicable and (B) prior to making such a Change in Recommendation or terminating this Agreement in accordance with Section 8.3(b), as applicable, engaged in good faith negotiations with Parent (to the extent Parent wishes to negotiate) during the four (4) Business Day period following Parent’s receipt of the foregoing written notice and ending at 11:59 p.m. (New York City time) on such fourth (4th) Business Day, to make such adjustments to the terms and conditions of this Agreement such that the Alternative Acquisition Agreement ceases to constitute a Superior Proposal (it being understood and agreed that any amendment to the financial terms or any other material term or condition of such Superior Proposal shall require a new notice and an additional three (3) Business Day period ending at 11:59 p.m. (New York City time) on such third (3rd) Business Day); and

(ii) the Company’s board of directors shall have determined, in good faith, after consultation with its financial advisor and outside legal counsel, that, in light of such Superior Proposal and taking into account any revised terms committed to in writing by Parent, such Superior Proposal continues to constitute a Superior Proposal and that the failure to make such Change in Recommendation or to so terminate this Agreement in accordance with Section 8.3(b), as applicable, would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law.

(f) Intervening Event Exception to Change in Recommendation Provision. Notwithstanding anything to the contrary set forth in Section 6.2(d), upon the occurrence of any Intervening Event, the Company’s board of directors may, at any time prior to the time the Company Requisite Vote is obtained, make a Change in Recommendation if and only if all of the following conditions are met:

(i) the Company shall have (A) provided to Parent prior written notice, which shall (1) set forth in reasonable detail information describing the Intervening Event and the rationale for the Change in Recommendation and (2) state expressly that, subject to clause (ii) below, the Company’s board of directors has determined to make a Change in Recommendation and (B) prior to making such a Change in Recommendation, engaged in good faith negotiations with Parent (to the extent Parent wishes to negotiate) during the four (4) Business Day period following Parent’s receipt of the foregoing written notice and ending at 11:59 p.m. (New York City time) on such fourth (4th) Business Day, to make such adjustments to the terms and conditions of this Agreement such that the failure of the Company’s board of directors to make a Change in Recommendation in response to the Intervening Event in accordance with clause (ii) below would no longer reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law; and

(ii) the Company’s board of directors shall have determined in good faith, after consultation with its outside legal counsel and financial advisor, that in light of such Intervening Event and taking into account any revised terms committed to in writing by Parent, the failure to make a Change in Recommendation would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law.

(g) Certain Permitted Disclosure. Nothing contained in this Section 6.2 shall prohibit the Company or the Company’s board of directors from (i) disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a), Rule 14d-9 and Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to the stockholders of the Company if the Company’s board of directors (or any authorized committee thereof) reasonably determines in good faith, after consultation with outside legal counsel, that the failure to make such disclosure would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law or violate applicable Law. The issuance by the Company or the Company’s board of directors of a “stop, look and listen” statement pending disclosure of its position, as contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, shall not in itself constitute a Change in Recommendation; provided, that any such disclosure does not contain a Change in Recommendation or fail to reaffirm the Company Recommendation. Notwithstanding the foregoing provisions of this Section 6.2(g), nothing in this Section 6.2(g) or any other provision of this Agreement shall be construed to permit the Company or the Company’s board of directors or any committee thereof to effect any Change in Recommendation other than in accordance with and solely to the extent expressly permitted by Section 6.2(e) or Section 6.2(f).

6.3 Information Supplied.

(a) The Company shall as promptly as practicable, and, with respect to the following clause (ii), in any event within thirty (30) days after the date of this Agreement, (i) commence a broker search pursuant to

Section 14a-13 of the Exchange Act in a manner to enable the record date for the Company Stockholders meeting to be set so that such meeting can be held promptly following the mailing of the Proxy Statement and (ii) prepare and file with the SEC a proxy statement on Schedule 14A (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”) in preliminary form relating to the Company Stockholders Meeting. The Company and Parent shall each use their reasonable best efforts to promptly provide responses to the SEC with respect to any comments received on the Proxy Statement by the SEC and the Company shall cause the definitive Proxy Statement to be mailed as promptly as possible after the earlier of (i) the date the staff of the SEC (the “Staff”) advises that it has no further comments thereon or that the Company may commence mailing the Proxy Statement and (ii) expiration of the ten (10) day waiting period contemplated by Rule 14a-6(a) under the Exchange Act.

(b) No filing of, or amendment or supplement to, the Proxy Statement will be made by the Company without providing Parent a reasonable opportunity to review and comment thereon (other than any filing, amendment or supplement in connection with a Change in Recommendation). The Company shall promptly provide Parent with copies of all such filings, amendments or supplements to the extent not readily publicly available. Parent shall (i) furnish all information reasonably necessary or advisable to be included in the Proxy Statement concerning it and its Affiliates to the Company, (ii) provide such other assistance as may be reasonably requested by the Company in connection with the preparation of information to be included therein and (iii) otherwise reasonably assist and cooperate with the Company in the preparation of the Proxy Statement and the resolution of any comments received from the SEC. The Company shall ensure that, on the date of filing with the SEC, the date of mailing to shareholders of the Company and at the time of the Company Shareholders Meeting, the Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company shall not be responsible for any information provided by Parent in writing expressly for inclusion therein. If at any time prior to the receipt of the Company Requisite Vote, any information relating to the Company or Parent, or any of their respective Affiliates, directors or officers, is discovered by the Company or Parent which is required to be set forth in an amendment or supplement to the Proxy Statement such that the Proxy Statement would not (A) include any misstatement of a material fact or (B) omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then (x) the party that makes such discovery shall promptly notify the other parties and (y) the Company shall prepare (with Parent’s reasonable assistance) and file with the SEC an appropriate amendment or supplement describing such information and, to the extent required by applicable Law, disseminate such amendment or supplement to the stockholders of the Company. The Company shall (A) notify Parent promptly, and in any event within twenty-four (24) hours, of the receipt of any comments from the SEC or the Staff and of any request by the SEC or the Staff for amendments or supplements to the Proxy Statement or for additional information, (B) shall supply Parent promptly, and in any event within twenty-four (24) hours, with copies of all material correspondence between it or any of its Representatives, on the one hand, and the SEC or the Staff, on the other hand, with respect to the Proxy Statement or the Merger and (C) provide Parent and its outside legal counsel and other Representatives a reasonable opportunity to participate in any discussions or meetings with the SEC (or portions of any such discussions or meetings that relate to the Proxy Statement). No response to any comments from the SEC or the Staff relating to the Proxy Statement will be made by the Company without providing Parent a reasonable opportunity to review and comment thereon, which comments shall be considered in good faith. The Company will cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder.

6.4 Company Stockholders Meeting.

(a) The Company will, as promptly as reasonably practicable in accordance with applicable Law and the Company Certificate of Incorporation and Company Bylaws, establish a record date for, duly call and give notice of, and convene a meeting of holders of Shares to consider and vote upon the adoption of this Agreement (the “Company Stockholders Meeting”) following the mailing of the Proxy Statement. Subject to the provisions of Section 6.2, the Company’s board of directors shall (i) include the Company Recommendation in the Proxy Statement, (ii) recommend at the Company Stockholders Meeting that the holders of Shares adopt this Agreement and (iii) use its reasonable best efforts to obtain and solicit such adoption. Notwithstanding the foregoing, if on or prior to the date on which the Company Stockholders Meeting is scheduled, the Company reasonably believes that (A) it will not receive proxies representing the Company Requisite Vote, whether or not a quorum is present, (B) it will not have enough Shares represented to constitute a quorum necessary to conduct the business of the Company Stockholders Meeting or (C) a postponement or adjournment is required by Law, the Company may, in its reasonable discretion and with prior written notice to Parent (to the extent feasible and legally permissible), postpone or adjourn, or make one or more successive postponements or adjournments of, the Company Stockholders Meeting and shall keep Parent reasonably informed of any such postponements or adjournments (provided that, in the case of clauses (A) or (B), the Company may not postpone or adjourn the Company Stockholders Meeting more than thirty days from the date of the originally scheduled Company Stockholders Meeting without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) (and in no event shall any such postponed or adjourned Company Stockholders Meeting be held later than three (3) Business Days prior to the Termination Date), and in the case of clause (C), the Company shall use reasonable best efforts to reconvene the Company Stockholders Meeting in a manner compliant with such Law, and the Company Stockholders Meeting shall be reconvened as promptly as practicable following such time such postponement or adjournment is no longer required). In addition, notwithstanding the first sentence of this Section 6.4(a), the Company may postpone or adjourn the Company Stockholders Meeting to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined, after consultation with outside legal counsel, would reasonably be expected to be required under applicable Law and for such supplemental or amended disclosure to be disseminated in a manner suitable under applicable Law and reviewed by stockholders of the Company prior to the Company Stockholders Meeting. If required by Parent on no more than two (2) occasions, the Company shall postpone or adjourn the Company Stockholders Meeting for a reasonable period of time not to exceed ten (10) Business Days in the aggregate for the purpose of receiving additional proxies, whether or not a quorum is present and/or ensuring that enough Shares will be represented to constitute a quorum necessary to conduct the business of the Company Stockholders Meeting. Without the prior written consent of Parent, the adoption of this Agreement shall be the only matter (other than matters of procedure and matters required by applicable Law to be voted on by the Company’s stockholders in connection with the adoption of this Agreement) that the Company shall propose to be acted on by the stockholders of the Company at the Company Stockholders Meeting. The Company shall cooperate with and keep Parent reasonably informed regarding its solicitation efforts and voting results following dissemination of the definitive Proxy Statement. Notwithstanding the foregoing, the Company will not change the record date of the Company Stockholders Meeting without consulting Parent and considering Parent’s views in good faith.

(b) Notwithstanding any Change in Recommendation, the Company shall nonetheless submit this Agreement to the holders of Shares for adoption at the Company Stockholders Meeting unless this Agreement is terminated in accordance with ARTICLE VIII prior to the Company Stockholders Meeting.

6.5 Filings; Other Actions; Notification and Cooperation.

(a) The Company and Parent shall, subject to Section 6.2, cooperate with each other and use, and shall cause their respective Subsidiaries and ultimate parent entities within the meaning of the HSR Act to use, their respective reasonable best efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable under this Agreement and applicable Laws to consummate and make effective the Merger and the other transactions contemplated by this Agreement as expeditiously as possible and in no event later than the Termination Date, including (i) as promptly as reasonably practicable preparing and filing all documentation to effect all necessary notices, reports, information and other filings required to be filed under the HSR Act, any state premerger notification laws and any Foreign Investment and Competition Laws with respect to the transactions contemplated hereby (and in any event within ten (10) Business Days after the date of this Agreement (unless otherwise mutually agreed in writing by the parties hereto)) and to obtain as promptly as reasonably practical all consents, registrations, approvals, permits, expirations of waiting periods and authorizations necessary or advisable to be obtained from any third party or any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated by this Agreement, (ii) satisfying the conditions to consummating the Merger, (iii) defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger, (iv) obtaining (and cooperating with each other in obtaining) any consent, approval or waiver of any exemption by, any non-governmental third party, in each case, to the extent necessary, proper or advisable in connection with the Merger and (v) executing and delivering any reasonable additional instruments necessary to consummate the transactions contemplated hereby and to fully carry out the purposes of this Agreement. Notwithstanding anything to the contrary contained herein, neither the Company nor any of its Affiliates shall be required to pay, or commit to pay, any money or other consideration, incur any liability or other obligation, commence any litigation, arbitration or proceeding or offer or grant any accommodation to any non-governmental third party to obtain any such consent; provided that, notwithstanding the foregoing, the failure to obtain such non-governmental third party consents shall not result in the failure to satisfy any of the conditions to the Closing set forth in ARTICLE VII.

(b) Subject to Section 6.5(c), in the event that the parties receive a request for information or documentary material pursuant to the HSR Act or any other Antitrust Laws, including a request for additional information and documentary material (a “Second Request”), the parties will use their reasonable best efforts to submit an appropriate response to, and to certify substantial compliance with, such Second Request as promptly as practicable and advisable, and counsel for both parties will closely cooperate during the entirety of any such Second Request review process. None of the parties, including their respective Subsidiaries and controlled Affiliates, shall take, cause or permit to be taken, or omit to take, any action which such party reasonably expects is likely to materially delay or prevent consummation of the contemplated transactions, unless otherwise agreed to by the parties. In furtherance of the foregoing, from the date of this Agreement until the Effective Time, Parent shall not, directly or indirectly (but subject in all respects to the immediately preceding sentence) acquire or agree to acquire, by merger or consolidation with, or by purchasing the assets of or equity in, any Person (a “Specified Acquisition”) with substantial business activities in the United States, if the entering into of a definitive agreement relating to or the consummation of such a Specified Acquisition would reasonably be expected to prevent or delay past the Termination Date the satisfaction of the condition to the Closing set forth in Section 7.1(b). None of the parties without each other party’s prior written consent, not to be unreasonably withheld, conditioned, or delayed, shall (i) withdraw or refile any filing made under the HSR Act or any other Antitrust Laws, (ii) enter into any timing or similar agreement, or otherwise agree or commit to any arrangement, that would have the effect of extending, suspending, lengthening or otherwise tolling the expiration or termination of the waiting period applicable to the contemplated transactions under the HSR Act or any other Antitrust Laws or (iii) enter into any timing or similar agreement, or otherwise agree or commit to any arrangement, that would bind or commit the parties not to consummate the contemplated transactions (or that would otherwise prevent or prohibit the parties from consummating the contemplated transactions); provided, that the Parent may withdraw and refile its filing under the HSR Act pursuant to 16 CFR § 803.12 once without the Company’s consent, if Parent determines in its sole discretion such withdrawal and refiling is advisable.

(c) Subject to Section 6.5(b), Parent shall have decision making authority and the right to direct, devise and implement the strategy with respect to the appropriate course of action with respect to obtaining the consents, approvals, permits, timing, waiting period expirations or authorizations of any Governmental Entity required to consummate the Merger prior to the Termination Date; provided that Parent shall consult with the Company and consider in good faith all comments and advice of the Company (and its counsel) with respect to such matters. Subject to applicable Law, no party hereto or its counsel shall independently participate in any substantive call or meeting relating to the Antitrust Laws with any Governmental Entity in respect of such filings, investigation, or other inquiry without first giving the other party or its counsel prior notice of such call or meeting and, to the extent permitted by such Governmental Entity, the opportunity to attend and participate. In furtherance of the foregoing and to the extent permitted by applicable Law, (i) each party shall notify the other, as far in advance as practicable, of any filing or material or substantive communication or inquiry it or any of its Subsidiaries intends to make with any Governmental Entity relating to the matters that are the subject of this Section 6.5, (ii) prior to submitting any such material or substantive filing or making any such communication or inquiry, such party shall provide the other party and its counsel a reasonable opportunity to review, and shall consider in good faith the comments of the other party in connection with, any such filing, communication or inquiry, (iii) promptly following the submission of such filing or making such material or substantive communication or inquiry, provide the other party with a copy of any such filing or, if in written form, communication or inquiry, or a summary of any oral communication and (iv) consult with the other party in connection with any inquiry, hearing, investigation or litigation by, or negotiations with, any Governmental Entity relating to the Merger, including the scheduling of, and strategic planning for, any meetings with any Governmental Entity relating thereto. In exercising the foregoing cooperation rights, the Company and Parent each shall act reasonably and as promptly as reasonably practicable. Notwithstanding the foregoing, materials provided pursuant to this Section 6.5 may be reasonably redacted as necessary to (i) address reasonable privilege concerns, (ii) remove references concerning the valuation of the Company, or (iii) comply with contractual arrangements or applicable Law. It is understood that Parent and Merger Sub shall be deemed a single party for purposes of this Section 6.5(c).

(d) In furtherance and not in limitation of the covenants of the parties contained in this Section 6.5, Parent, including its Subsidiaries and controlled Affiliates, shall use its reasonable best efforts to resolve such objections, if any, as may be asserted by any Governmental Entity in connection with the HSR Act, or any other applicable Antitrust Laws with respect to the transactions contemplated hereby and to avoid the entry of, or effect the dissolution of, any decree, order, judgment, injunction, temporary restraining order or other order in any suit or proceeding, that would otherwise have the effect of preventing the consummation of the transactions contemplated hereby. For the purposes of this Section 6.5, “reasonable best efforts” shall include taking any and all actions (such actions, the “Regulatory Actions”) necessary to obtain the consents, approvals, permits, waiting period expirations or authorizations of any Governmental Entity required to consummate the Merger and the other transactions contemplated hereby as expeditiously as possible, and in no event later than the Termination Date, including (A)(i) proposing, negotiating, committing to, effecting and agreeing to, by consent decree, hold separate order, or otherwise, the sale, divestiture, license, hold separate, and other disposition of the businesses, assets, properties, products, product lines, services or equity interests of the Company or its Subsidiaries or Affiliates, (ii) creating, terminating, or amending any existing or new relationships, ventures, contractual rights or obligations of the Company or its Subsidiaries or Affiliates, and (iii) otherwise taking or committing to take any action that would limit Parent’s freedom of action with respect to the operation of, or its ability to retain or hold, directly or indirectly, any businesses, assets, properties, products, product lines, services or equity interests of the Company or its Subsidiaries or Affiliates; provided that (x) such Regulatory Actions shall be conditioned upon and become effective only from and after the Effective Time, and (y) notwithstanding the foregoing or anything contained in this Agreement to the contrary, nothing in this Section 6.5 or any other provision of this Agreement shall require Parent or any of its Subsidiaries or controlled Affiliates to (1) agree or otherwise be required to take any action, including any Regulatory Action contemplated by this Section 6.5, that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company and the Company’s Subsidiaries, taken as a whole (as measured before giving effect to the transactions contemplated by this Agreement), or (2) take or agree to take any action, including any Regulatory Action contemplated by this Section 6.5 inconsistent with the limitations described in the last sentence of this Section 6.5(d) (clauses (x) and (y), the “Regulatory Limitations”); and (B) defending through litigation on the merits any claim asserted in court by any party in order to avoid entry of, or to have vacated or terminated, any decree, order or judgment (whether temporary, preliminary or permanent) that would prevent the Closing from occurring prior to the Termination Date, provided that such litigation in no way limits the obligations of Parent pursuant to the foregoing sentence or obligates Parent to take actions it is not required to take pursuant to the foregoing sentence. Notwithstanding anything in this Agreement to the contrary, nothing in this Section 6.5(d) or any other provision of this Agreement shall require any of Parent, Merger Sub or their respective Affiliates or other Parent Related Parties to agree to take any action, including any Remedial Action, (x) with respect to any of Parent, Merger Sub, or their respective Affiliates or other Parent Related Parties (including any Sponsor Entity and any investment funds or investment vehicles affiliated with, or managed or advised by, any Sponsor Entity or any portfolio company (as such term is commonly used in the private equity industry) or investment of any Sponsor Entity or of any such investment fund or investment vehicle), or any interest therein.

(e) In furtherance and not in limitation of the covenants of the parties contained in this Section 6.5, but subject to the Regulatory Limitations, if any administrative or judicial Proceeding, including any such Proceeding by a private party, is instituted (or threatened to be instituted) challenging the Merger or any other transaction contemplated by this Agreement as violative of any Antitrust Law, Parent shall use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts the consummation of the Merger.

(f) Information. The Company and Parent each shall, upon request by the other, promptly furnish the other with all information concerning itself, its Subsidiaries, Affiliates, directors, officers and stockholders and such other matters as may be reasonably requested by the other party that is necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Subsidiaries to any third party or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement.

(g) Status. The Company and Parent shall keep each other reasonably apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of any notice or other communications received by the Company or Parent, as the case may be, or any of their respective Subsidiaries or Affiliates from any third party or any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement, other than immaterial communications.

(h) FINRA. The Company shall (i) cause the Registered Broker-Dealer to file with FINRA as promptly as practicable (but not more than fifteen (15) Business Days after the date hereof), a Continuing Membership Application that is deemed “substantially complete” by FINRA and (ii) use reasonable best efforts to obtain FINRA Approval of such Continuing Membership Application as soon as practicable thereafter. The parties hereto agree that the Registered Broker-Dealer shall have the responsibility to prepare and file the Continuing Membership Application and any written or oral responses that FINRA may require as part of the Continuing Membership Application approval process. However, the parties hereto further agree that in connection with each submission of the Continuing Membership Application and any responses thereto, including any exhibits attached as part of each amendment of the Continuing Membership Application, the Company shall, and shall cause the Registered Broker-Dealer to, consult in good faith with Parent and give Parent a reasonable opportunity to comment on drafts of such submissions prior to submission. The Company shall cause the Registered Broker-Dealer to advise Parent in advance of any material discussions with FINRA in connection with the Continuing Membership Application, and subject to applicable Law, shall give Parent the opportunity to participate in any such discussions with FINRA. Parent shall reasonably cooperate in responding to any requests made by the Company or the Registered Broker-Dealer that are required to respond to any requests for information made by FINRA as part of the Continuing Membership Application.

(i) Pre-Closing Actions. Following the date hereof and prior to the Closing, the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to take the actions set forth on Section 6.5(i) of the Company Disclosure Letter.

(j) State Filings. The Company shall cause the Registered Broker-Dealer to submit notices to Governmental Entities set forth on Section 6.5(j) of the Company Disclosure Letter as promptly as practicable after the date hereof and use reasonable best efforts to obtain approval or non-objection, as required, from such Governmental Entities. Parent shall reasonably cooperate in responding to any requests made by the Company or the Registered Broker-Dealer that are required to respond to any requests for information made by Governmental Entities in connection with the notices described in this Section 6.5(j).

6.6 Access; Consultation.

(a) From and after the date of this Agreement and until the earlier of the Effective Time and the termination of this Agreement pursuant to ARTICLE VIII, upon reasonable advance notice (and in any event not less than forty-eight (48) hours’ notice), and except as may otherwise be required by applicable Law, (x) the Company shall, and shall cause its Subsidiaries to and direct its Representatives to, afford Parent and its Representatives reasonable access, during normal business hours during the period prior to the Effective Time, to the Company’s and its Subsidiaries’ properties, assets, books and records and (y) during such period, the Company shall, and shall cause its Subsidiaries to, furnish promptly to Parent all information concerning its or any of its Subsidiaries’ capital stock, business and personnel as may reasonably be requested by Parent; provided that no investigation pursuant to this Section 6.6 shall affect or be deemed to modify any representation or warranty made by the Company; and provided, further that the foregoing shall not require the Company to permit any invasive sampling or testing or other invasive surface or subsurface investigation or assessment of the sort generally referred to as a Phase II environmental investigation at any property affiliated with the Company or its Subsidiaries or to disclose any information pursuant to this Section 6.6, to the extent that (i) in the reasonable good faith judgment of the Company, any applicable Law requires the Company or its Subsidiaries to restrict or prohibit access to any such information or disclosure thereof that would expose the Company to an unreasonable risk of liability for disclosure of sensitive or personal information, (ii) in the reasonable good faith judgment of the Company, the information is subject to confidentiality obligations to a third party or its disclosure would violate the terms of any confidentiality agreement or other Contract that is binding on the Company or any of its Subsidiaries or (iii) disclosure of any such information or document would result in the waiver or loss of attorney-client privilege, work product doctrine or any other legal privilege; provided, further that with respect to the foregoing clauses (i) through (iii) of this Section 6.6(a), the Company shall use its commercially reasonable efforts to (1) obtain the required consent of any such third party to provide such disclosure, (2) develop an alternative to providing such information so as to address such matters that is reasonably acceptable to the Company and (3) in the case of clauses (i) and (iii), implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection, including by arrangement of appropriate clean room procedures, necessary redaction or entry into a customary joint defense agreement with respect to any information to be so provided, if the parties determine that doing so would reasonably permit the disclosure of such information without violating applicable Law or jeopardizing such privilege. Any investigation pursuant to this Section 6.6 shall be conducted in such a manner as not to interfere unreasonably with the conduct of the business of the Company. All requests for information made pursuant to this Section 6.6 shall be directed to an executive officer of the Company or such Person as may be designated by any such executive officer.

(b) The Company may, as it deems advisable and necessary, designate competitively sensitive material as “Outside Counsel Only Material” or with similar restrictions. Such material and the information contained therein shall be given only to the outside counsel of the recipient, pursuant to the terms of an agreement with respect thereto on terms that are reasonably acceptable to Parent and the Company and pursuant to which such information shall not be disclosed by such outside counsel to any directors, officers or employees of the recipient without the express prior permission of the Company or its legal counsel, and shall be subject to any additional confidentiality or joint defense agreement between the parties. All information exchanged pursuant to this Section 6.6, including all information and/or discussions resulting from any access provided pursuant to this Section 6.6 shall be subject to the Confidentiality Agreement, which shall survive any termination of this Agreement and continue in full force and effect in accordance with its terms.

(c) To the extent that any of the information or material furnished pursuant to this Section 6.6 or otherwise in accordance with the terms of this Agreement may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.

(d) The parties hereto acknowledge and agree that the Personal Information disclosed or made available by the Company and its Subsidiaries to Parent or Merger Sub in connection with this Agreement (the “Transaction Personal Information”) is necessary for the purposes of enabling Parent and Merger Sub to perform their obligations under this Agreement and consummate the transactions contemplated by this Agreement. Parent and Merger Sub shall, at all times, materially comply with applicable Laws with respect to the Transaction Personal Information and other Privacy Requirements, and not use or disclose or Process the Transaction Personal Information for any purposes other than those related to the performance of this Agreement, the consummation of the transactions contemplated by this Agreement, or any other similar purposes (including transition and integration planning activities related thereto), or as required or permitted by Law or the Confidentiality Agreement. Parent and Merger Sub shall take commercially reasonable steps to protect the Transaction Personal Information by applying a standard of care at least as protective of such information as Parent’s current policies, practices, or procedures applicable to Personal Information and other sensitive data, but in any event by applying at least a reasonable standard of care. If the transactions contemplated by this Agreement do not proceed, Parent and Merger Sub shall return to the Company and its Subsidiaries or securely destroy the Transaction Personal Information, including all copies, reproductions, summaries or extracts thereof, within a reasonable period of time, provided that Parent and Merger Sub may retain copies of Transaction Personal Information to the extent required by applicable Law or permitted by the Confidentiality Agreement.

(e) At or prior to the Closing, Parent may obtain a representations and warranties insurance policy relating to the transactions contemplated by this Agreement (the “RWI Policy”). At Parent’s request, the Company shall provide reasonable cooperation in assisting Parent in connection therewith. Any such RWI Policy shall provide that (i) the insurer thereunder will have no subrogation rights against the Company or any of its Affiliates except solely in the case of fraud, (ii) the Company and its Affiliates are express third party beneficiaries of the RWI Policy with respect to the matters set forth in clause (i), and (iii) the RWI Policy may not be amended or modified with respect to the matters set forth in clause (i) or in any other manner materially adverse to the Company and/or its Affiliates, in each case without the prior written consent of the Company. Parent acknowledges that its obligations set forth in this Agreement are not contingent or conditioned upon the procurement of any such RWI Policy and Parent shall be responsible for any and all fees and expenses related to any such RWI Policy. Promptly following the Closing, the Company shall deliver to Parent or its Representatives, as directed by Parent, a hard drive or other electronic copy of all documents and other information uploaded to the Data Room.

6.7 Stock Exchange De-listing and De-registration. The Company shall cooperate with Parent and take all commercially reasonable actions necessary to permit the Shares to be de-listed from the NYSE and de-registered under the Exchange Act as soon as possible following the Effective Time.

6.8 Publicity. The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by the Parties. The Company and Parent shall consult with each other prior to issuing or making, and provide each other the opportunity to review and comment on, any press releases or other public announcements with respect to the Merger and the other transactions contemplated by this Agreement and any filings with any third party or any Governmental Entity (including any national securities exchange) with respect thereto and will consider in good faith such other Party’s comments, except (a) as may be required by applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or the NYSE but subject to giving advance notice and reasonably consulting with the other Party to the extent legally permissible, (b) any consultation that would not be reasonably practicable as a result of requirements of applicable Law but subject to giving advance notice and reasonably consulting with the other Party to the extent legally permissible, (c) any press release or public statement that in the good faith judgment of the applicable party is consistent with prior press releases issued or public statements made in compliance with this Section 6.8 or (d) as may be principally with respect to any Change in Recommendation expressly permitted by this Agreement or Parent’s response thereto. Notwithstanding the foregoing, information about the subject matter of this Agreement, may be provided by Parent, its investors or their respective Affiliates, in connection with the fundraising, marketing, informational, transactional or reporting activities of investment funds managed or advised, directly or indirectly, by such Persons and Parent, Merger Sub and their investors or Affiliates may make customary communications to current or prospective lenders and investors in connection with the arrangement of the Financing without prior consultation with, or consent from, the Company; provided that, in each case, such parties are subject to customary confidentiality restrictions.

6.9 Employee Benefits.

(a) Parent agrees that each employee of the Company or its Subsidiaries who is employed with the Company or its Subsidiaries immediately prior to the Closing (a “Continuing Employee”) shall, during the period commencing at the Effective Time and ending on the twelve (12) month anniversary of the Effective Time (or, if earlier, the termination of such Continuing Employee’s employment), be provided with (i) a base salary or base wage that is no less favorable than the base salary or base wage provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Effective Time, (ii) target annual cash bonus opportunities that are no less favorable than the target annual cash bonus opportunities provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Effective Time and (iii) employee benefits (excluding severance, equity, equity-based or long-term incentive compensation, nonqualified deferred compensation, defined benefit pension, retiree or post-employment health or welfare, retention, change in control and transaction bonuses, together, the “Excluded Benefits”) that are either (A) no less favorable than the employee benefits (other than the Excluded Benefits) provided to similarly situated employees and service providers of Parent and its Subsidiaries as of immediately prior to the Effective Time or (B) substantially comparable in the aggregate to the employee benefits (other than the Excluded Benefits) provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Effective Time. Additionally, Parent intends to implement, as soon as practicable following the Closing, a long-term incentive program for Continuing Employees that provides compensation opportunities comparable to those provided to similarly situated employees of Parent and its Subsidiaries. Additionally, Parent agrees that each Continuing Employee shall, during the period commencing at the Effective Time and ending on the twelve (12)-month anniversary of the Effective Time, in the case of qualifying terminations of employment (determined on the same basis as applies immediately prior to the Effective Time), be provided with severance benefits that are no less favorable than the severance benefits provided by the Company and its Subsidiaries to such Continuing Employee immediately prior to the Effective Time which benefits are scheduled on Section 6.9(a)(i) of the Company Disclosure Letter. Parent shall or shall cause the Surviving Corporation to honor and assume all obligations under all employment agreements, severance plans and deferred compensation plans that are Company Plans, other than the Company Plans listed on Section 6.9(a)(ii) of the Company Disclosure Letter, in accordance with their terms as in effect immediately prior to the Effective Time.

(b) If Continuing Employees become eligible to participate in Parent benefit plans during a plan year, Parent shall use commercially reasonable efforts to cause such Parent benefits plans to provide that no pre-existing conditions, exclusions or waiting periods shall apply to Continuing Employees under the Parent benefit plans in which Continuing Employees are eligible to participate, except to the extent such condition or exclusion was applicable to an individual Continuing Employee under the corresponding Company Plan prior to the Effective Time. With respect to the plan year in which Continuing Employees first become eligible to participate in Parent benefit plans, Parent shall use commercially reasonable efforts to provide each Continuing Employee with credit for all deductibles, co-payments, co-insurance and out-of-pocket expenses incurred by such Continuing Employee (and his or her covered dependents) under the corresponding plan during such plan year for purposes of satisfying any applicable deductible or out-of-pocket requirements under any Parent Plan in which such Continuing Employee is eligible to participate following the Effective Time.

(c) From and after the Closing Date, Parent shall or shall cause the Surviving Corporation to, provide credit to Continuing Employees for their service recognized by the Company and its Subsidiaries as of the

Effective Time for all purposes (including eligibility, vesting, continuous service, determination of service awards, vacation, paid time off and severance entitlements), provided that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits.

(d) Section 280G. No later than fifteen (15) Business Days prior to the Closing Date, the Company shall provide Parent with copies of the calculations prepared by or on behalf of the Company or any of its Subsidiaries with respect to Section 280G of the Code, including the identity of each “disqualified individual,” the amount of each such individual’s “base amount” and the value of any payments or benefits that would constitute “parachute payments” within the meaning of Section 280G of the Code. The Company shall provide Parent with a reasonable opportunity to review and comment on such calculations and shall consider Parent’s comments in good faith before finalizing such calculations.

(e) 401(k) Plan Termination. If requested by Parent in writing no later than seven (7) Business Days prior to the Closing Date, the Company shall, and shall cause its Subsidiaries to, adopt resolutions and take all other actions necessary to terminate any Company Plan intended to be qualified under Section 401(a) of the Code that includes a cash or deferred arrangement intended to qualify under Section 401(k) of the Code, effective no later than the day immediately preceding the Closing Date and contingent upon the occurrence of the Closing. The Company shall provide Parent with a reasonable opportunity to review and provide reasonable comments to such resolutions, and shall deliver evidence reasonably satisfactory to Parent that such termination has been approved by the board of directors of the Company or the applicable plan sponsor.

(f) The provisions of this Section 6.9 are solely for the benefit of the parties to this Agreement, and neither any current or former employee, nor any other individual associated therewith, is or shall be regarded for any purpose as a third party beneficiary to this Agreement. Nothing in this Section 6.9 shall (i) guarantee employment or service or continued employment or service for any period of time, (ii) require Parent, the Surviving Corporation or any of their respective Affiliates to continue, amend or establish any particular compensation or benefit plan or arrangement, or prevent the amendment, modification or termination thereof, or (iii) limit the right of Parent, the Surviving Corporation or any of their respective Affiliates to terminate the employment or service of any Continuing Employee or other individual service provider at any time and for any or no reason.

6.10 Expenses; Transfer Taxes.

(a) Except as otherwise provided in Section 8.5, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement shall be paid by the party incurring such expense, except that (i) expenses incurred in connection with the filing fee for the Proxy Statement and printing and mailing the Proxy Statement shall be shared equally by Parent and the Company and (ii) Parent will be responsible for, and pay, one hundred percent (100%) of the filing fees in connection with the filings required under the HSR Act and any other filings required or advisable by any Governmental Entity pursuant to Section 6.5.

(b) All transfer, documentary, sales, use, stamp, registration and other similar Taxes and fees (including penalties and interest) incurred in connection with the Merger shall be paid by or on behalf of Parent when due and payable.

6.11 Indemnification; Directors’ and Officers’ Insurance.

(a) From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify, defend and hold harmless each present and former director and officer of the Company or any of its Subsidiaries, determined as of the Effective Time (the “Indemnified Parties”), against any and all costs (including settlement costs) or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, penalties or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative with respect to matters existing or occurring at or prior to the Effective Time (including this Agreement and the transactions and actions contemplated hereby), arising out of or based on, in whole or in part, the fact that such Indemnified Party is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another Person prior to the Effective Time, in each case, whether threatened, pending or completed and whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under the Laws of the State of Delaware, any applicable indemnification agreement to which such Person is a party, and the Company Certificate of Incorporation or Company Bylaws in effect on the date of this Agreement to indemnify such Person (and Parent and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable Law; provided that the Person to whom expenses are advanced shall provide an undertaking to repay such advances if it is ultimately determined by final adjudication that such Person is not entitled to indemnification); provided, further, that (x) the Surviving Corporation shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); and (y) except for legal counsel engaged for one or more Indemnified Parties on the date hereof, the Surviving Corporation shall not be obligated under this Section 6.11(a) to pay the fees and expenses of more than one legal counsel (selected by a plurality of the applicable Indemnified Parties) for all Indemnified Parties in any jurisdiction with respect to any single legal action except to the extent that, on the advice of any such Indemnified Party’s counsel, two or more of such Indemnified Parties shall have conflicting interests in the outcome of such action. Parent shall, and shall cause the Surviving Corporation to, ensure that the organizational documents of the Surviving Corporation and its Subsidiaries, shall, for a period of six (6) years from and after the Effective Time, contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors, officers, employees and agents of the Company and its Subsidiaries than are presently set forth in the Company Certificate of Incorporation and Company Bylaws (or equivalent organizational and governing documents of any Subsidiary). Any right of indemnification of an Indemnified Party pursuant to this Section 6.11 shall not be amended, repealed or otherwise modified at any time in a manner that would adversely affect the rights of such Indemnified Party as provided herein.

(b) Prior to the Effective Time, the Company shall and, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay for “tail” insurance policies with a claims period of at least six (6) years from and after the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with benefits and levels of coverage at least as favorable, in the aggregate, as the Company’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby); provided, however that in no event shall the Company be required to expend for such policies an annual premium amount in excess of three-hundred percent (300%) of the annual premiums currently paid by the Company for such insurance; provided, further that if the premium for such insurance coverage exceeds such amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount. If the Company for any reason fails to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for a period of at least six (6) years from and after the Effective Time D&O Insurance with benefits and levels of coverage at least as favorable, in the aggregate, as provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, purchase comparable D&O Insurance for such six-year period with benefits and levels of coverage at least as favorable, in the aggregate, as provided in the Company’s existing policies as of the date of this Agreement; provided, however that in no event shall the Company expend, or Parent or the Surviving Corporation be required to expend for such policies, an annual premium amount in excess of three-hundred percent (300%) of the annual premiums currently paid by the Company for such insurance; provided, further that if the premium for such insurance coverage exceeds such amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

(c) If Parent, the Surviving Corporation or any of their respective successors or assigns (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any Person, then and in each such case as a condition thereto, Parent or the Surviving Corporation (or their respective successors or assigns), as applicable, shall cause such Person to assume all of the obligations set forth in this Section 6.11.

(d) The provisions of this Section 6.11 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives. The rights of each Indemnified Party under this Section 6.11 shall be in addition to any rights such individual may have under the Laws of the State of Delaware, any applicable indemnification agreement to which such Person is a party, the Company Certificate of Incorporation or the Company Bylaws, and Parent acknowledges and agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities now existing in favor of any Indemnified Party for actions or omissions occurring at or prior to the Effective Time shall continue in full force and effect in accordance with their terms.

(e) Neither Parent nor the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any threatened or actual Proceeding for which indemnification could be sought by an Indemnified Party hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such Proceeding or such Indemnified Party otherwise consents in writing (such consent not to be unreasonably withheld, conditioned or delayed) to such settlement, compromise or consent.

(f) Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to any directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.11 is not prior to or in substitution for any such claims under such policies.

6.12 Takeover Statute. If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement, the Company and its board of directors shall grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise use reasonable best efforts to act to eliminate or minimize the effects of such statute or regulation on such transactions.

6.13 Control of the Company’s or Parent’s Operations. Nothing contained in this Agreement shall give Parent or the Company, directly or indirectly, rights to control or direct the operations of the other prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its operations.

6.14 Section 16(b). Prior to the Effective Time, the Company shall (and shall be permitted to) take all actions as may be reasonably requested by any party hereto to cause any dispositions (or deemed dispositions) of equity securities of the Company (including any derivative securities with respect to any equity securities of the Company) by each individual who is a director or officer of the Company, and who would otherwise be subject to Rule 16b-3 under the Exchange Act, to be exempt under Exchange Act Rule 16b-3.

6.15 Approval by Sole Stockholder of Merger Sub. Immediately following the execution and delivery of this Agreement by the parties hereto, Parent, as sole stockholder of Merger Sub, shall adopt this Agreement and approve the transactions contemplated hereby, including the Merger, in accordance with the DGCL, by written consent. Parent shall promptly deliver a copy of such executed written consent to the Company.

6.16 Stockholder Litigation. The Company shall promptly advise Parent of any Proceeding commenced or received in writing after the date hereof against the Company or any of its officers or directors by any purported stockholder of the Company relating to this Agreement and the transactions contemplated hereby, including the Merger, and shall keep Parent reasonably informed on a reasonably current basis regarding any such Proceeding. The Company shall give Parent the opportunity to participate in (but not control) the defense and settlement of any stockholder litigation against the Company and/or its officers or directors (provided that the Company shall not compromise or settle, or agree to compromise or settle, any such stockholder litigation without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed)).

6.17 Existing Credit Agreements. The Company shall (a) obtain customary duly executed pay-off letters (in form and substance reasonably acceptable to Parent) (the “Debt Payoff Letters”) and lien terminations, if applicable, to the extent necessary for the release of all Liens related to, and the prepayment, payoff, discharge and termination in full of all obligations outstanding under each of, (i) that certain Amended and Restated Credit Agreement, dated as of November 1, 2024, by and among, inter alios, the Company, the guarantors party thereto from time to time, the financial institutions party thereto from time to time as lenders and Bank of America, N.A. as administrative agent (as amended, restated, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time prior to the Closing Date, the “Company Existing Credit Agreement”) and (ii) that certain Loan Agreement, dated as of August 16, 2018, by and among, inter alios, CBIZ Benefits & Insurance Services, Inc. and The Huntington National Bank, as lender (as amended, restated, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time prior to the Closing Date, the “Subsidiary Existing Credit Agreement”, and together with the Company Existing Credit Agreement, the “Existing Credit Agreements”), (b) provide Parent with copies of such Debt Payoff Letters at least two (2) Business Days prior to the Closing Date and (c) give (or obtain a waiver) (by the date required under each Existing Credit Agreement) any necessary notices (including notices of prepayment) to allow for the prepayment, payoff, discharge and termination in full of the Existing Credit Agreements at the Closing.

6.18 Financing.

(a) Each of Parent and Merger Sub shall use commercially reasonable efforts to take (or cause to be taken) all actions and do (or cause to be done) all things necessary, proper or advisable to obtain the proceeds of the Debt Financing, on the terms and subject only to the conditions set forth in the Debt Commitment Letters or on other terms and subject to other conditions as may be acceptable to Parent in its sole discretion (provided that agreement to such other terms and conditions would not constitute a Restricted Debt Commitment Letter Amendment), as promptly as practicable after the date of this Agreement (taking into account the timing of the Marketing Period), including by using commercially reasonable efforts to:

(i) maintain in effect the Debt Commitment Letters (subject to any amendment, supplement, replacement, substitution, termination, waiver or other modification that is permitted by Section 6.18(c)) and negotiate and enter into definitive financing agreements (including, without limitation, any bridge credit documentation) with respect to the Debt Financing;

(ii) satisfy on a timely basis (and, in any event, at or prior to the Closing) all conditions precedent to the initial funding of the Debt Financing set forth in the Debt Commitment Letters to be satisfied by Guarantor or Parent;

(iii) comply with and perform in all material respects the obligations applicable to Parent and Guarantor under the Debt Commitment Letters; and

(iv) upon satisfaction or waiver of all conditions precedent to the initial funding of the Debt Financing referenced in clause (ii) of this Section 6.18, draw down and consummate the Debt Financing (including any bridge financing in respect thereof) at or prior to the Closing.

(b) Promptly following receipt by Parent of a written request therefor, Parent shall inform the Company in reasonable detail of the status of its efforts to arrange and consummate the Debt Financing. Parent shall notify the Company in writing promptly (i) upon becoming aware of any breach, default, repudiation, cancellation or termination (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any breach, default, repudiation, cancellation or termination) by any party to the Commitment Letters or any termination of the Commitment Letters, (ii) upon the receipt by Parent or Merger Sub or any of their Affiliates or Representatives of any written notice or other written communication from any Person of any such breach, default, repudiation, cancellation or termination, (iii) of any dispute or disagreement between Guarantor and Parent, on the one hand, and the Debt Financing Sources or Equity Investors party to the Commitment Letters, on the other hand, with respect to the obligation of such Debt Financing Sources or Equity Investors to fund any of the Financing or the amount of the Financing to be funded at the Closing and (iv) if for any reason Guarantor and/or Parent believes in good faith that it will not be able to obtain all or any portion of the Financing on the terms, in the manner or from the sources contemplated by the Commitment Letters in any manner which impairs, delays or prevents the consummation of the transactions contemplated by this Agreement.

(c) Parent shall not, without the prior written consent of the Company, (x) terminate the Debt Commitment Letters (other than in connection with obtaining any replacement financing) and/or (y) agree to any amendment, restatement, amendment and restatement, replacement, supplement, modification, waiver or consent to be made to, or any waiver of any provision or remedy under, the Debt Commitment Letters if such amendment, restatement, amendment and restatement, replacement, supplement, modification, waiver or consent would reasonably be expected to: (i) reduce the aggregate amount of the Debt Financing to be funded on the Closing Date to an amount that, when taken together with the aggregate amount of the Equity Financing (including any upsizes or replacements thereof) and other cash readily available to Parent, would be less than the Required Amount, (ii) impose additional conditions precedent to the initial funding of the Debt Financing or otherwise expand any condition precedent to the initial funding of the Debt Financing set forth in the Debt Commitment Letters as of the date of this Agreement, (iii) prevent, impede, impair or materially delay the Closing, (iv) make the timely funding of the Debt Financing or satisfaction of the conditions precedent to the initial funding of the Debt Financing less likely to occur, or (v) adversely impact the ability of Parent to enforce its rights against any of the other parties to the Debt Commitment Letters or the relevant definitive agreements related to the Debt Financing (any such amendment, restatement, amendment and restatement, replacement, supplement, modification, waiver or consent, a “Restricted Debt Commitment Letter Amendment”); provided that Parent may, without any requirement to provide notice to or obtaining the written consent of the Company, (x) amend, restate, amend and restate, replace, supplement or otherwise modify the Debt Commitment Letters to add or appoint bona fide arrangers, bookrunners, underwriters, agents, lenders or similar entities who have not executed the Debt Commitment Letters as of the date hereof and amend the allocation of economics and commitments with respect to the existing and additional lenders, arrangers, bookrunners, agents, managers or similar entities in connection therewith and/or (y) terminate and replace any Debt Financing Commitments (including with commitments to provide preferred equity financing); provided that (A) the obligation of the Debt Financing Sources providing any applicable replacement commitments to fund such replacement commitments on the Closing Date shall not be subject to any conditions precedent that would, or would be reasonably likely to, prevent, impede, impair or materially delay the Closing and (B) immediately after giving effect to any such termination and replacement, the aggregate amount of the Debt Financing to be funded on the Closing Date, when taken together with the aggregate amount of the Equity Financing (including any upsizes or replacements thereof) and other cash readily available to Parent, shall not be less than the Required Amount. For purposes of this Agreement, the definitions of “Debt Commitment Letter,” “Debt Financing Commitments,” and “Debt Financing,” shall include the Debt Commitment Letters, the Debt Financing Commitments and the Debt Financing, in each case, after giving effect to any amendments, restatements, amendments and restatements, replacements, supplements, modifications, waivers and/or consents permitted by this Section 6.18(c). Parent shall promptly deliver to the Company copies of any amendment, restatement, amendment and restatement, replacement, supplement, modification, waiver or consent to the Debt Commitment Letters (which may be redacted in a manner consistent with the redactions permitted to the Fee Letters).

(d) In the event that any portion of the Debt Financing becomes unavailable or the Debt Financing Commitments expire or are terminated, regardless of the reason therefor, Parent and Merger Sub shall as promptly as practicable following the occurrence of such event (and, in any event, prior to the Closing Date) (x) use their commercially reasonable efforts to obtain alternative debt financing (in an amount that, when taken together with the portion of the Debt Financing that remains available (if any), the aggregate amount of the Equity Financing (including any upsizes or replacements thereof) and other cash readily available to Parent, is at least equal to the Required Amount on terms not materially less favorable, taken as a whole, to Parent than the terms set forth in the Debt Commitment Letters on the date hereof (as such terms may be modified to give effect to any “flex” provisions in any fee letter)) from other sources and which do not include any conditions to the consummation of such alternative debt financing (such financing, “Alternative Financing”) that are more onerous than the conditions set forth in the Debt Commitment Letters on the date hereof (it being acknowledged and agreed, for the avoidance of doubt, that in no event will Parent be required to agree to economic terms, including in respect of fees and interest rates, that are less favorable to Parent and its Affiliates than the economic terms of the Debt Financing as set forth in the Debt Commitment Letters as in effect on the date of this Agreement), and (y) promptly notify the Company of such unavailability and the reason therefor. Parent shall promptly deliver to the Company true and correct copies of each commitment letter or other similar written agreement (if any) pursuant to which any alternative source has committed to provide any portion of any Alternative Financing. Notwithstanding the foregoing, compliance by Parent with this Section 6.18(d) shall not relieve Parent of its obligation to consummate the transactions contemplated by this Agreement whether or not the Financing is available.

(e) Prior to Closing, the Company shall, and shall cause its Subsidiaries to, and shall use commercially reasonable efforts to cause the respective officers, directors, employees, and advisors, including legal and accounting, of the Company and its Subsidiaries to, use commercially reasonable efforts to provide to Parent all customary cooperation reasonably requested by Parent that is reasonably necessary and customary for financings of the type contemplated by the Debt Commitment Letter, at Parent’s sole expense, in connection with Parent’s arrangement and obtaining the Debt Financing, including by:

(i) providing Parent and Merger Sub with (x) the Required Information, and (y) any reasonably requested “information and assistance needed (including using commercially reasonable efforts to direct the Company’s accountants to provide reasonable assistance needed) to allow Parent’s independent accounts to provide customary “negative assurance” comfort on the pro forma financial statements (including with respect to any adjustments related to the potential disposition of the Company’s Benefits and Insurance Services segment and related business),

(ii) cooperating in, and providing information relating to the Company and its Subsidiaries that is requested by Parent in writing and reasonably required for, the preparation of any offering memorandum, private placement memorandum, prospectuses or similar documents, including bank information memoranda (including identifying any portion of the information included therein that constitutes material, non-public information, and including delivering customary representation letters and authorization letters), materials for rating agency presentations, and road show materials, and any similar documents required for the Debt Financing contemplated by the Debt Commitment Letters, and executing and delivering customary authorization letters related thereto (which may contain customary representations with respect to the absence of material non-public information in the public-side versions of documents and the absence of material misstatements or omissions) in each case solely with respect to information relating to the business of the Company and its Subsidiaries,

(iii) making appropriate members of senior management of the Company available at reasonable times and locations and upon reasonable prior notice, to participate in a reasonable number of meetings (including reasonable meetings or conference calls with providers of the Debt Financing), drafting sessions, lender, investors and other presentations, road shows, rating agency presentations, sessions with prospective financing sources and due diligence sessions and other syndication activities with lenders, investors and/or rating agencies; provided that any such meeting or communication may be conducted virtually by videoconference or other media,

(iv) reasonably cooperating with prospective lenders, placement agents, initial purchasers, prospective purchasers and their respective advisors in performing their due diligence of the Company and its Subsidiaries and in any customary marketing efforts for the Debt Financing,

(v) cooperating and assisting Parent in connection with the preparation of customary pro forma financial statements reflecting the Merger and the Debt Financing,

(vi) giving any required notices to allow for the payoff, discharge and termination in full on the Closing Date, of all of the Company’s existing indebtedness and liens under the Existing Credit Agreements and obtaining customary payoff letters, lien terminations and/or customary instruments of discharge to be delivered on the Closing,

(vii) providing at least four (4) Business Days prior to the Closing Date, and solely to the extent requested in writing by Parent at least nine (9) days prior to the Closing Date, all information about the Company as is reasonably requested in connection with complying with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act,

(viii) cooperating with Parent’s legal counsel in connection with any legal opinions that such legal counsel may be required to deliver in connection with the Debt Financing; provided that the Company and its affiliates shall not be required to deliver or cause the delivery of any legal opinions related to the Debt Financing,

(ix) obtaining (x) customary accountant’s comfort letters with respect to the Company’s financial statements and drafts thereof (which shall include customary “negative assurance” comfort) and directing such auditors to partake in customary accounting due diligence sessions and (y) customary consents of accountants for use of their auditor opinions in any materials relating to the Debt Financing at the expense of and as reasonably requested by Parent,

(x) assisting in the preparation (including by providing information for the completion of any schedules thereto), execution and delivery of definitive financing documents, including guarantee and collateral documents and customary certificates and other customary documents as may reasonably be requested by Parent; provided that no such documentation shall be effective prior to the Effective Time,

(xi) facilitating the pledging of collateral of the Company and its Subsidiaries; provided that no such pledge shall be effective prior to the Effective Time, and

(xii) subject to Section 6.18(f)(i)(A), cooperating with Parent to take such corporate or other organizational actions, as reasonably requested by Parent to permit the consummation of the Debt Financing.

Notwithstanding anything to the contrary, the condition precedent set forth in Section 7.2(b), as it applies to the Company’s obligations under this Section 6.18(e), shall be deemed satisfied unless the Debt Financing has not been obtained as a result of a material breach by the Company of its obligations under this Section 6.18(e).

(f) Notwithstanding anything in Section 6.18(e) of this Agreement to the contrary, the cooperation requested by Parent pursuant to Section 6.18(e) shall not:

(i) require (A) the entry by the Company or any of its Subsidiaries into any agreement (other than customary authorization letters) that is not contingent upon the Closing or (B) the consummation of any corporate action by the Company or any of its Subsidiaries prior to the Effective Time;

(ii) require the Company to pay any commitment or other similar fee;

(iii) require the Company and/or any Subsidiary thereof to take any action that would reasonably be expected to unreasonably interfere with the normal operations of the Company or any of its Subsidiaries;

(iv) require the Company provide access to or disclose information that the Company determines in good faith would reasonably be expected to jeopardize any attorney-client privilege, work product doctrine or similar privilege, or violate or conflict with any material confidentiality obligation of the Company that was not entered into in contemplation of limiting the Company’s obligations to cooperate with the arrangement of the Debt Financing;

(v) require the Company to take any action that would conflict with, violate or result in a breach of or termination right or default under any Governing Documents of the Company or any Law, or would reasonably be expected to cause any condition set forth in Article VII to fail to be satisfied;

(vi) require the Company to take any action that would reasonably be expected to subject any director, officer or employee of the Company or any of its Subsidiaries to any actual or potential personal liability or require the Company to cause any director or manager of the Company, or any of its Subsidiaries or Affiliates who will not remain in such role at and after the Closing to pass resolutions or consents to approve or authorize the execution of the Debt Financing;

(vii) (A) require the delivery of any projections, pro forma financial information or any other forward-looking information to any third parties, or any Tax Returns of the Company or any of its Subsidiaries, (B) require the Company to furnish any information (x) that constitutes Excluded Information or (y) with respect to a month or fiscal quarter that has not yet ended or has ended less than 45 days prior to the date of such request;

(viii) require the Company to prepare any pro forma financial statements;

(ix) require the Company to provide any indemnities prior to the Closing; or

(x) require the Company provide any cooperation or information that does not pertain to the Company or its Subsidiaries or otherwise is not customarily required for contemplation of debt financings similar to the Debt Financing.

The Company hereby consents to the use of its and its Subsidiaries’ logos in connection with the Debt Financing; provided that such logos are used solely in a manner that is not intended to, nor reasonably likely to, harm or disparage the Company or any of its Subsidiaries or their respective reputations or goodwill.

(g) Parent shall, promptly following receipt of a written request thereof from the Company after termination of this Agreement pursuant to ARTICLE VIII (other than pursuant to Section 8.4(a)), reimburse the Company for all reasonable and documented out-of-pocket third-party costs and expenses incurred by the Company or any of its Subsidiaries in connection with providing the cooperation contemplated by Section 6.18(e) (including reasonable and documented out-of-pocket attorneys’ fees and expenses and expenses of the Company’s accounting firms engaged to assist in connection with the Debt Financing; provided that such reimbursement shall not include costs incurred in connection with the preparation of historical financial statements in the ordinary course of business, including those historical financial statements required to be included in the Required Information, or the usual and customary costs incurred in connection with negotiating and obtaining the Debt Payoff Letters.

(h) Parent shall indemnify and hold harmless each of the Company and its Subsidiaries and their respective officers, directors, employees, and advisors (collectively, the “Debt Financing Indemnitees”) for and against any and all losses suffered or incurred by them in connection with the arrangement of the Debt Financing (other than any costs incurred in connection with providing the cooperation contemplated by Section 6.18(e), which shall be subject to reimbursement as set forth in Section 6.18(g)) and any information utilized in connection therewith (other than information provided by the Company expressly for use in connection therewith), except to the extent such losses arise from the gross negligence, bad faith, willful misconduct or fraud of any Debt Financing Indemnitee or any Affiliate thereof. This Section 6.18(h) shall survive the consummation of the Merger and any termination of this Agreement, and is intended to benefit, and may be enforced by, the Debt Financing Indemnitees.

6.19 Advisory Client Consents. As promptly as reasonably practicable following the date of this Agreement, the Company shall, or shall cause the Registered Investment Advisers to, send a notice to each Advisory Client informing such Advisory Client of the transactions contemplated by this Agreement and use reasonable best efforts to seek the consent of each such Advisory Client, in accordance with the requirements of its Advisory Contract and applicable Law, to the “assignment” (as defined in the Advisers Act) of such Advisory Contract resulting from the change in ownership of the Registered Investment Advisers upon the consummation of the transactions contemplated hereby (it being understood that, except to the extent the applicable Advisory Contract or Law requires consent to such assignment to be obtained in writing, the implied or “negative” consent of the applicable Advisory Client to such assignment shall be deemed sufficient). The Company shall provide Parent with a reasonable opportunity to review and comment upon the notice contemplated by this Section 6.19 prior to its distribution and shall consider in good faith reasonable comments made by Parent with respect to the notice. For the avoidance of doubt and notwithstanding anything to the contrary contained herein, under no circumstances shall the Company or any of its Subsidiaries be required to make any payment or provide any other benefit, incur any liability or other obligation, commence any litigation, arbitration or proceeding, or offer or grant any accommodation to any Advisory Client to obtain such Advisory Client’s consent; provided that, notwithstanding the foregoing, the failure to obtain such Advisory Client’s consents shall not result in the failure to satisfy any of the conditions to the Closing set forth in ARTICLE VII.

6.20 Arrangements with Stockholders. From and after the date of this Agreement, without the Company’s prior written consent (not to be unreasonably withheld, conditioned or delayed), neither Parent nor Merger Sub shall, and each shall cause their respective Affiliates and each of their respective officers, directors, employees, agents, advisors and other representatives acting on their behalf not to, directly or indirectly, enter into any agreement, arrangement or understanding (or have any discussions which relate to such agreement, arrangement or understanding), whether written or oral, with any stockholder of the Company, with respect to the contribution, rollover or other similar transfer of any Shares beneficially owned by such stockholder.

ARTICLE VII

CONDITIONS

7.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party hereto to effect the Merger is subject to the satisfaction or, to the extent permitted by applicable Law, waiver at or prior to the Closing of each of the following conditions:

(a) Stockholder Approval. This Agreement shall have been duly adopted by holders of Shares constituting the Company Requisite Vote in accordance with applicable Law and the Company Certificate of Incorporation and the Company Bylaws.

(b) Governmental Consents. The waiting period applicable to the consummation of the Merger under the HSR Act (and any extensions thereof, including any agreement with any Governmental Entity to delay the Closing entered into in connection therewith) shall have expired or been earlier terminated.

(c) Law. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger.

7.2 Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or, to the extent not prohibited by applicable Law, waiver by Parent at or prior to the Closing of the following additional conditions:

(a) Representations and Warranties. The representations and warranties of the Company set forth in (i) Sections 4.2(a), (b) and (c) (Capital Structure) shall be true and correct, subject only to de minimis inaccuracies, as of the Closing Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall be true and correct as of such particular date), (ii) the first sentence of Section 4.6 (Absence of Certain Changes) shall be true and correct in all respects as of the Closing Date, (iii) Section 4.1 (Organization, Good Standing and Qualification), Section 4.3 (Corporate Authority and Approval) and Section 4.21 (Brokers and Finders) that (A) are not qualified by Company Material Adverse Effect or other materiality qualifications shall be true and correct in all material respects, in each case, as of the Closing Date and (B) are qualified by Company Material Adverse Effect or other materiality qualifications will be true and correct in all respects as of the Closing Date (except in each case of (A) and (B) to the extent that such representation and warranty speaks as of a particular date, in which case such representation and warranty shall be so true and correct as of such particular date) and (iv) the other representations and warranties of the Company set forth in ARTICLE IV shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall be true and correct as of such particular date), except where the failure of such representations and warranties of the Company to be so true and correct (read for purposes of this clause (iv) without giving effect to any “materiality,” “Company Material Adverse Effect” or similar qualification therein), individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

(b) Performance of Obligations of the Company. The Company shall have performed and complied with in all material respects all obligations required to be performed and complied with by it under this Agreement at or prior to the Closing.

(c) Company Certificate. Parent shall have received a certificate signed on behalf of the Company by an officer of the Company to the effect that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(d) have been satisfied.

(d) No Company Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Company Material Adverse Effect.

7.3 Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is also subject to the satisfaction or, to the extent not prohibited by applicable Law and agreed by the Company, waiver by the Company at or prior to the Closing of the following additional conditions:

(a) Representations and Warranties. (i) The representations and warranties of Parent and Merger Sub set forth in Section 5.1 (Organization, Good Standing and Qualification), Section 5.2 (Ownership of Merger Sub) and Section 5.3 (Corporate Authority; Approval) of this Agreement shall be true and correct in all material respects as of the Closing Date (except for any representations and warranties that expressly relate to a specified date, which representation and warranty shall have been so true and correct as of such particular date) and (ii) all other representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct in all respects as of the Closing Date (except for any representations and warranties that expressly relate to a specified date, which representation and warranty shall have been true and correct in all material respects as of such particular date), except where the failures of such representations and warranties to be so true and correct (read for purposes of this clause (ii) without giving effect to any “materiality,” “Parent Material Adverse Effect” or similar qualification therein), individually or in the aggregate, has not, and would not reasonably be expected to have, a Parent Material Adverse Effect.

(b) Performance of Obligations of Parent and Merger Sub. Each of Parent and Merger Sub shall have performed and complied with in all material respects all obligations required to be performed or complied with by it under this Agreement at or prior to the Closing.

(c) Parent Certificate. The Company shall have received at the Closing a certificate signed on behalf of Parent by an officer of Parent to the effect that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

ARTICLE VIII

TERMINATION

8.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a), by mutual written consent of the Company and Parent.

8.2 Termination by Either Parent or the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by either Parent or the Company by written notice to the other party if:

(a) the Merger shall not have been consummated by July 28, 2027 (such date, as it may be modified by the mutual written agreement of the Company and Parent, the “Termination Date”), whether such date is before or after the date of adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a); provided, that the right to terminate this Agreement pursuant to this Section 8.2(a) shall not be available to any party that has breached in any material respect any representation, warranty, covenant or agreement under this Agreement in any manner that shall have primarily caused the failure of the Merger to be consummated by the Termination Date (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of this proviso);

(b) the adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a) shall not have occurred at the Company Stockholders Meeting, or at any adjournment or postponement thereof, at which a vote upon the adoption of this Agreement was taken; or

(c) any Law promulgated by a Governmental Entity of competent jurisdiction permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger shall have become final and non-appealable, whether before or after the adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a);

provided that the right to terminate this Agreement pursuant to this Section 8.2 shall not be available to any party that has breached in any material respect any representation, warranty, covenant or agreement under this Agreement in any manner that shall have primarily caused the failure of the Merger to be consummated (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of this proviso).

8.3 Termination by the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by the Company by written notice to Parent if:

(a) at any time prior to the Effective Time, whether or not the Company Requisite Vote has been obtained, there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that the conditions set forth in Sections 7.3(a) or 7.3(b) would not be satisfied and such breach or failure to be true is not curable prior to the Termination Date or, if curable prior to the Termination Date, is not cured prior to the earlier of (i) thirty (30) days following written notice to Parent from the Company describing such breach or failure in reasonable detail and stating the Company’s intention to terminate this Agreement and abandon the Merger and any other transactions contemplated by this Agreement and (ii) the Termination Date; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.3(a) if the Company is then in breach of any of its representations, warranties, covenants or agreements under this Agreement, which breach would give rise to a failure of any of the conditions set forth in Sections 7.2(a) or 7.2(b) to be satisfied;

(b) at any time prior to the Company Requisite Vote being obtained, the board of directors of the Company effects a Change in Recommendation in accordance with Section 6.3 and the board of directors of the

Company has approved, and concurrently with the termination hereunder, the Company enters into an Alternative Acquisition Agreement providing for the implementation of a Superior Proposal that did not result from a breach of Section 6.2, provided that prior to or concurrently with such termination, the Company pays to Parent the Company Termination Fee or the Go-Shop Termination Fee, as applicable, required to be paid pursuant to Section 8.5(b) (and such termination shall not be effective until the Company has paid the Company Termination Fee or the Go-Shop Termination Fee, as applicable, in accordance with Section 8.5(b), or

(c) (i) all of the conditions provided for in Sections 7.1 and 7.2 have been and continue to be satisfied or waived (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, which conditions shall be, at the time of delivery of the notice referred to in the following clause (iii), capable of being satisfied as if such time were the Closing), (ii) Parent fails to consummate the Merger on the date on which the Closing should have occurred pursuant to Section 1.2, (iii) on and after the date the Closing should have occurred pursuant to Section 1.2 the Company has irrevocably confirmed to Parent in writing that (x) all of the conditions set forth in Sections 7.1 and 7.3 have been and continue to be satisfied or waived (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, which conditions are capable of being satisfied as if the Closing occurred on the date of such notice) and (y) it is ready, willing and able to consummate the Closing on the date of such written notice and throughout the subsequent three (3) Business Day period and (iv) Parent fails to consummate the Merger within three (3) Business Days following receipt of such written notice.

8.4 Termination by Parent. This Agreement may be terminated by written notice from Parent to the Company and the Merger may be abandoned at any time prior to the Effective Time by Parent if:

(a) there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that the conditions set forth in Sections 7.2(a) or 7.2(b) would not be satisfied and such breach or failure to be true is not curable prior to the Termination Date or, if curable prior to the Termination Date, is not cured prior to the earlier of (i) thirty (30) days following written notice to the Company from Parent describing such breach or failure in reasonable detail and stating Parent’s intention to terminate this Agreement and abandon the Merger and any other transactions contemplated by this Agreement and (ii) the Termination Date; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.4(a) if Parent or Merger Sub is then in breach of any of its representations, warranties, covenants or agreements under this Agreement, which breach would give rise to a failure of any of the conditions set forth in Sections 7.3(a) or 7.3(b) to be satisfied; or

(b) there shall have been a Change in Recommendation; provided that Parent shall no longer be entitled to terminate this Agreement pursuant to this Section 8.4(b) once the Company Requisite Vote is obtained.

8.5 Effect of Termination and Abandonment.

(a) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this ARTICLE VIII, this Agreement (other than as set forth in this Section 8.5 and in Section 9.1) shall become void and of no effect with no liability on the part of any party hereto (or of any of its respective Affiliates or other Non-Recourse Parties) relating to, based on or arising under or out of this Agreement, the transactions contemplated hereby or the subject matter hereof (including the negotiation and performance of this Agreement); provided that no such termination shall relieve any party hereto from any liability (i) for damages resulting from the Willful Breach of this Agreement by, or the actual fraud of, any party hereto, prior to such termination by any party hereto, or (ii) as provided in this Section 8.5 (including, from any obligation to pay, if applicable, the Go-Shop Termination Fee pursuant to Section 8.5(b), the Company Termination Fee pursuant to Section 8.5(b) or Section 8.5(c) or the Parent Termination Fee pursuant to Section 8.5(d)).

(b) If this Agreement is terminated (i) by Parent pursuant to Section 8.4(b) (Change in Recommendation), or (ii) by the Company pursuant to Section 8.3(b) (Termination for Superior Proposal), then the Company shall, within two (2) Business Days after such termination in the case of clause (i) or concurrently with such termination in the case of clause (ii), pay to Parent, by wire transfer of immediately available funds, a fee equal to $107,500,000 (the “Company Termination Fee”); provided that if the Company terminates this Agreement pursuant to Section 8.3(b) (Termination for Superior Proposal) during the Go-Shop Period or pursuant to Section 8.3(b) (Termination for Superior Proposal) in order to enter into an Alternative Acquisition Agreement with an Excluded Party (but solely to the extent such Person or group remains an Excluded Party), such fee shall instead be equal to $49,600,000 (the “Go-Shop Termination Fee”).

(c) If (i) this Agreement is terminated (A) by Parent or the Company pursuant to Section 8.2(a) (Termination Date) prior to the receipt of the Company Requisite Vote or Section 8.2(b) (Stockholder Vote) or (B) by Parent pursuant to Section 8.4(a) (Company Breach), (ii) prior to such termination referred to in clause (i) of this sentence, but after the date of this Agreement, an Acquisition Proposal shall have been made to the Company or its Representatives or shall have been publicly announced or made (or publicly announced an intention, whether or not conditional, to make) (a “Company Acquisition Proposal”) (and in the case of Section 8.2(b), such Acquisition Proposal or publicly proposed or announced intention shall have been made prior to the date of the Company Stockholders Meeting (including any adjournments and postponements thereof)) and (iii) concurrently or within twelve (12) months after the date of a termination in either of the cases referred to in clauses (i)(A) and (i)(B) of this Section 8.5(c), the Company or its Subsidiaries shall have entered into a definitive agreement with respect to, or consummated, any Company Acquisition Proposal, then the Company shall pay the Company Termination Fee to Parent by wire transfer of immediately available funds concurrently upon the entry into definitive agreements for, or consummation of, such a transaction, whichever is earlier; provided that solely for purposes of this Section 8.5(c), the term “Acquisition Proposal” shall have the meaning assigned to such term in Section 9.16, except that the references to “fifteen (15%) or more” shall be deemed to be references to “fifty percent (50%) or more”.

(d) If this Agreement is terminated by (i) the Company pursuant to Section 8.3(a) (Parent Breach) or Section 8.3(c) (Failure to Close) or (ii) Parent pursuant to Section 8.2(a) (Termination Date) at a time when the Company could have terminated this Agreement pursuant to Section 8.3(a) or Section 8.3(c), Parent shall promptly, but in no event later than two (2) Business Days after the date of such termination, pay or cause to be paid to the Company by wire transfer of immediately available funds, an amount equal to $198,400,000 (the “Parent Termination Fee”).

(e) The parties acknowledge and hereby agree that each of the Parent Termination Fee, the Go-Shop Termination Fee and the Company Termination Fee, as applicable, if, as and when required pursuant to this Section 8.5, shall not constitute a penalty but will be liquidated damages, in a reasonable amount that will compensate the party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision. The parties acknowledge and hereby agree that in no event shall (i) the Company be required to pay the Company Termination Fee or Go-Shop Termination Fee on more than one occasion or both the Company Termination Fee and the Go-Shop Termination Fee, or (ii) Parent be required to pay the Parent Termination Fee on more than one occasion.

(f) Each party acknowledges that the agreements contained in this Section 8.5 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, no party would have entered into this Agreement; and accordingly, if the Company or Parent fails to pay promptly any amount that may become due pursuant to Section 8.5(b), Section 8.5(c) or Section 8.5(d) (any such amount due, a “Payment”), and, in order to obtain such Payment, Parent or the Company commences a suit which results in a judgment against the Company or Parent, respectively, for the applicable Payment, or any portion thereof, the party with such judgment against them shall pay to the other party its costs and expenses (including attorneys’ fees) actually incurred in connection with such suit, together with interest on the amount of the Payment which shall accrue at the prime rate published in the Wall Street Journal, Eastern Edition, in effect on the date such Payment was first required to be paid from such date through the date of full payment thereof; provided that, in no event shall any party be required to pay such costs, expenses and interest pursuant to this Section 8.5(f) in an aggregate amount that exceeds $10,000,000.

(g) Notwithstanding anything to the contrary in this Agreement, but subject to the proviso in Section 8.5(a) and Section 9.13, in any circumstance in which this Agreement is terminated and Parent has the right to receive payment of the Company Termination Fee or Go-Shop Termination Fee, as applicable, in accordance herewith, the payment of the Company Termination Fee or Go-Shop Termination Fee, as applicable, and the costs and expenses of Parent pursuant to Section 8.5(f), if applicable, shall be the sole and exclusive remedy of Parent, Merger Sub, the Guarantor and any of their respective Subsidiaries and Affiliates, New Mountain Capital, L.L.C. and any of their respective former, current or future, direct or indirect, general or limited partners, stockholders, controlling Persons, managers, members, directors, officers, employees, Affiliates, representatives, financing sources, agents or any of their respective assignees or successors or any former, current or future general or limited partner, stockholder, controlling Person, manager, member, director, officer, employee, Affiliate, representative, agent, assignee or successor of any of the foregoing (the “Parent Related Parties”) against the Company, its Subsidiaries and Affiliates and any of their respective former, current or future, direct or indirect, general or limited partners, stockholders, controlling Persons, managers, members, directors, officers, employees, Affiliates, representatives, agents or any of their respective assignees or successors or any former, current or future general or limited partner, stockholder, controlling Person, manager, member, director, officer, employee, Affiliate, representative, agent, assignee or successor of any of the foregoing (collectively, “Company Related Parties”) for any loss or damage suffered as a result of the failure of the Merger and the other transactions contemplated by this Agreement to be consummated or for a breach of, or failure to perform under, this Agreement or any certificate or other document delivered in connection herewith or otherwise or in respect of any representation made or alleged to have been made in connection herewith or therewith, and upon payment of such amounts, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement (except that the Company shall remain obligated to pay to Parent any amount due and payable pursuant to Section 8.5(f), whether in equity or at law, in contract, in tort or otherwise.

(h) Notwithstanding anything to the contrary in this Agreement, but subject to the proviso in Section 8.5(a) and Section 9.13, in any circumstance in which this Agreement is terminated and the Company has the right to receive payment of the Parent Termination Fee in accordance herewith, the payment of the Parent Termination Fee and, if applicable, the costs and expenses of the Company pursuant to Section 8.5(f) shall be the sole and exclusive remedy of the Company Related Parties against the Parent Related Parties for any loss or damage suffered as a result of the failure of the Merger and the other transactions contemplated by this Agreement to be consummated or for a breach of, or failure to perform under, this Agreement or any certificate or other document delivered in connection herewith or otherwise or in respect of any representation made or alleged to have been made in connection herewith or therewith, and upon payment of such amounts, none of the Parent Related Parties shall have any further liability or obligation relating to or arising out of this Agreement (except that the Parent shall remain obligated to pay to the Company any amount due and payable pursuant to Section 8.5(f)), whether in equity or at law, in contract, in tort or otherwise. In furtherance of the foregoing, in no event will the Company or any Company Related Party seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or monetary reward in excess of the Parent Termination Fee against Parent or any Parent Related Party (including in connection with Willful Breach or fraud), and in no event will the Company or any Company Related Party be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages (including in connection with Willful Breach or fraud), in excess of the Parent Termination Fee against Parent or any Parent Related Party for, or with respect to, this Agreement, the Equity Commitment Letter, the Limited Guarantee or the transactions contemplated hereby and thereby (including any breach by Parent, Merger Sub or the Guarantor), the termination of this Agreement, the failure to consummate the Merger or any claims or actions under applicable Law arising out of any such breach, termination or failure.

ARTICLE IX

MISCELLANEOUS AND GENERAL

9.1 Survival. This ARTICLE IX and the agreements of the Company, Parent and Merger Sub contained in ARTICLE III, Section 6.10(b) (Expenses; Transfer Taxes) and Section 6.11 (Indemnification; Directors’ and Officers’ Insurance) shall survive the consummation of the Merger. This ARTICLE IX (other than Section 9.2 (Modification or Amendment), Section 9.3 (Waiver) and Section 9.12 (Assignment)) and the agreements of the Company, Parent and Merger Sub contained in Section 6.6(b) (Access, Consultation), Section 6.10 (Expenses; Transfer Taxes), Section 6.18(h) (Debt Financing Indemnification), Section 8.5 (Effect of Termination and Abandonment) and the Confidentiality Agreement (as defined in Section 9.7) shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the consummation of the Merger or the termination of this Agreement. This Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

9.2 Modification or Amendment. Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement (including any Schedule hereto) may be amended, modified or supplemented in writing by the parties hereto, by action of the board of directors of the respective parties.

9.3 Waiver.

(a) Any provision of this Agreement may be waived prior to the Effective Time if, and only if, such waiver is in writing and signed by the party against whom the waiver is to be effective.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise herein provided, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

9.4 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF)), each such counterpart being deemed to be an original instrument, and all such counterparts, taken together, shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

9.5 Governing Law and Venue; Waiver of Jury Trial.

(a) SUBJECT TO SECTION 9.5(C), THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OR CHOICE OF LAW PRINCIPLES THEREOF.

(b) Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, in the event any dispute arises out of or is related to this Agreement or any of the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action, suit, arbitration or proceeding by or before any Governmental Entity (each, an “Action”) relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (iv) waives any objection that it may now or hereafter have to the venue of any such Action in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom or that such Action was brought in an inconvenient court and agrees not to plead or claim the same and (v) consents to service being made through the notice procedures set forth in Section 9.6. Each of the Company, Parent and Merger Sub hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 9.6 shall be effective service of process for any Action in connection with this Agreement or the transactions contemplated hereby.

(c) Notwithstanding anything herein to the contrary, each of the parties irrevocably agrees that any legal action or proceeding involving any Debt Financing Source arising out of or relating to this Agreement, the Debt Commitment Letters or the Debt Financing shall be brought and determined in the Supreme Court of the State of New York, County of New York; provided that if jurisdiction is not then available in the Supreme Court of the State of New York, County of New York, then any such legal action or proceeding may be brought in any federal court located in the State of New York (and, in each case, any appellate courts thereof). Each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding involving any Debt Financing Source arising out of or relating to this Agreement, the Debt Commitment Letter or the Debt Financing and the transactions contemplated hereby or thereby. Each of the parties agrees not to commence any action, suit or proceeding involving any Debt Financing Source relating thereto except in the courts described above in New York, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding involving any Debt Financing Source arising out of or relating to this Agreement, the Debt Commitment Letters or the Debt Financing or the transactions contemplated hereby or thereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, the Debt Commitment Letters, the Debt Financing, or the subject matter hereof or thereof, may not be enforced in or by such courts.

(d) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE COMPANY (ON BEHALF OF ITSELF AND ITS SUBSIDIARIES) AND EACH OF THE OTHER PARTIES HERETO WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATED TO ANY DEBT FINANCING OBTAINED BY PARENT OR ANY OF ITS SUBSIDIARIES IN CONNECTION WITH THE MERGER OR THE PERFORMANCE THEREOF OR THE TRANSACTIONS CONTEMPLATED THEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS
SECTION 9.5.

9.6 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (a) when delivered, if delivered personally to the intended recipient, (b) when sent by email (without any “bounceback” or other notice of nondelivery) and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party:

if to Parent or Merger Sub:

Viking ParentCo, Inc.; Viking MergerCo, Inc.

c/o Grant Thornton Advisors LLC

171 North Clark, Suite 200

Chicago, IL 60601

Attention: James Peko, Chief Executive Officer;

 Kenneth Cunningham, Chief Legal Officer

Email: [***]

with copies to (which shall not constitute notice):

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attention: Benjamin P. Schaye; Matthew B. Rogers; Daisy Wu

Email: [***]

if to the Company:

CBIZ, Inc.

5959 Rockside Woods Blvd. N., Suite 600

Independence, Ohio 44131

Attention: Jaileah X. Huddleston

Email: [***]

with copies to (which shall not constitute notice):

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention: Michael J. Aiello; Matthew J. Gilroy

Email: [***]

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

9.7 Entire Agreement. This Agreement (including any exhibits hereto, the Company Disclosure Letter and the Parent Disclosure Letter) and the Confidentiality Agreement, dated June 17, 2026, between the Company and Grant Thornton Advisors LLC (the “Confidentiality Agreement”) and the Certificate of Merger and any other certificate or instrument to be delivered hereunder, collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

9.8 No Third Party Beneficiaries. This Agreement is not intended to, and does not and shall not be deemed to, confer upon any Person other than the parties hereto any rights or remedies hereunder, other than (a) as provided in Section 6.11 (Indemnification; Directors’ and Officers’ Insurance) and Section 6.6(e) (RWI Policy), (b) the right of the holders of awards under the Company Stock Plan to receive such consideration as provided for in Section 3.5 after the Closing, and (c) Section 8.5(g) (Liability of Company Related Parties),

Section 8.5(h) (Liability of Parent Related Parties), Section 9.2 (Modification or Amendment), Section 9.3 (Waiver), Section 9.5 (Governing Law and Venue; Waiver of Jury Trial), this Section 9.8 (No Third Party Beneficiaries) and Section 9.15 (Non-Recourse), which, to the extent applicable to the Company Related Parties, Parent Related Parties, Debt Financing Sources and/or Non-Recourse Parties, are intended to benefit and be enforceable by the Company Related Parties, Parent Related Parties and/or Debt Financing Sources (as applicable).

9.9 Obligations of Parent and of the Company. Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of Parent and the Surviving Corporation to cause such Subsidiary to take such action.

9.10 Severability. The provisions of this Agreement shall be deemed severable and in the event any court of competent jurisdiction or arbitral panel finds any provision hereof to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable, (a) a suitable and equitable provision negotiated in good faith by the parties hereto shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not, subject to clause (a) above, be affected by such invalidity or unenforceability, except as a result of such substitution, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

9.11 Interpretation.

(a) The table of contents and the Article, Section and paragraph headings or captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract or Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Contract or Law as from time to time amended, modified or supplemented, including (in the case of Contracts) by waiver or consent and (in the case of Laws) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.

(b) Any Contract or information referred to herein shall be deemed to have been “delivered”, “provided”, “furnished” or “made available” (or any phrase of similar import) to Parent by the Company if such Contract or information was posted to the data room maintained by the Company in connection with the transaction (the “Data Room”) at least one (1) calendar day prior to the date of this Agreement. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of any such period is a day other than a Business Day, the period in question shall end and any such step shall be taken by or on the next succeeding Business Day.

(c) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

9.12 Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the other parties hereto, and any assignment without such consent shall be null and void; provided that, notwithstanding the foregoing, Parent and Merger Sub will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement to any of their respective Affiliates; provided further that no such assignment shall relieve Parent or Merger Sub, as applicable, from its obligations under this Agreement.

9.13 Specific Performance.

(a) The parties hereto acknowledge and agree that irreparable damage would occur and that the parties would not have any adequate remedy at Law in the event that any of the obligations, undertakings, covenants or agreements of the parties to this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of this Agreement by the other parties, and to enforce specifically the terms and provisions of this Agreement (including Section 6.5, and including to cause the other parties to consummate the Merger and the Closing and to make the payments contemplated by this Agreement, including ARTICLE I and ARTICLE III) by a decree of specific performance, in accordance with Section 9.5 of this Agreement, without the necessity of proving actual harm or damages or posting a bond or other security therefor, this being in addition to any other remedy to which such party is entitled at law or in equity, and each party agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance or other equitable remedy is not an appropriate remedy for any reason at law or in equity. Without limitation of the foregoing, the parties hereby further acknowledge and agree that prior to the Closing, the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall be entitled to seek specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of the covenants required to be performed by the other party under this Agreement (including Section 6.5, and including to cause Parent and Merger Sub to consummate the Merger and the Closing and to make the payments contemplated by this Agreement, including ARTICLE I and ARTICLE III), and to cause the Company to consummate the Merger and the Closing, in addition to any other remedy to which the parties are entitled at law or in equity, including each party’s right to terminate this Agreement pursuant to ARTICLE VIII and seek money damages. Each party further agrees that it shall not take any position in any legal proceeding concerning this Agreement that is contrary to the terms of this Section 9.13. Parent shall cause Merger Sub to perform its obligations under this Agreement.

(b) Notwithstanding anything to the contrary in this Agreement, including this Section 9.13, it is explicitly agreed that the Company shall be entitled to specific performance of Parent’s obligation to consummate the Closing and to cause Parent and Merger Sub to exercise their rights under the Equity Commitment Letter to cause the Equity Financing Commitments thereunder to be funded only in the event that: (i) all conditions in Section 7.1 and Section 7.2 have been and continue to be satisfied or waived (other than those that by their terms are to be satisfied at the Closing), and Parent fails to consummate the Merger on the date the Closing is required to have occurred pursuant to Section 1.2, (ii) the financing provided by the Debt Financing (or, if alternative financing, as the case may be) has been funded or will be funded in accordance with the terms of the Debt Commitment Letters at the Closing, (iii) the Company has irrevocably confirmed in writing that it is ready, willing and able to consummate the Closing and that, if specific performance is granted and the Debt Financing is funded, then the Closing will occur in accordance with ARTICLE I and (iv) Parent fails to consummate the Merger within two (2) Business Days following receipt of such notice.

(c) For the avoidance of doubt, in no event shall the exercise of any party’s right to seek specific performance pursuant to this Section 9.13 reduce, restrict or otherwise limit such party’s right to terminate this Agreement pursuant to ARTICLE VIII and/or pursue all applicable remedies at law, including seeking payment of the Parent Termination Fee or damages for fraud or Willful Breach to the extent expressly preserved by Section 8.5(a). Notwithstanding the foregoing, in no event shall the Company or any of its Affiliates be entitled to (x) obtain specific performance to effect the Closing after this Agreement has been terminated in accordance with ARTICLE VIII, or (y) payment of monetary damages of any kind (including the Parent Termination Fee) if they have been granted specific performance of this Agreement, the Closing actually occurs and Parent makes all of the payments contemplated by ARTICLE III.

9.14 Certain Financing Provisions. Notwithstanding anything in this Agreement to the contrary, each of the Company and its Representatives and each of its Subsidiaries on behalf of itself, and any of their respective successors, heirs or representatives and each of its controlled Affiliates (but not Parent or any of its Affiliates) hereby: (a) agrees that any legal proceeding brought against the Debt Financing Source Related Parties, arising out of or relating to this Agreement or the Debt Financing, the Debt Commitment Letters or any of the transactions contemplated hereby or thereby or the performance of any services thereunder shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, so long as such forum is and remains available, and any appellate court thereof and each of the Company and its Representatives and each of its Subsidiaries on behalf of itself, and any of their respective successors, heirs or representatives and each of its controlled Affiliates irrevocably submits itself and its property with respect to any such proceedings to the exclusive jurisdiction of such court, (b) agrees that any such proceeding (except to the extent relating to the interpretation of any provisions in this Agreement (including any provision in any agreement related to the Debt Financing that expressly specifies that the interpretation of such provisions shall be governed by and construed in accordance with the Laws of the State of Delaware)) shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another jurisdiction), (c) agrees not to bring or support, or permit (to the extent in its control) any of its respective successors, heirs or representatives, any of the Company’s Subsidiaries or any of their respective controlled Affiliates to bring or support any legal proceeding against any Debt Financing Source Related Party in any way arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letters, or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than in any federal or state court in the Borough of Manhattan, New York, New York, (d) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such legal proceedings in any such court, (e) knowingly, intentionally and voluntarily waives, to the fullest extent permitted by applicable law, trial by jury in any proceedings brought against the Debt Financing Source Related Parties in any way arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letters or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (f) agrees that none of the Debt Financing Source Related Parties will have any liability to the Company and its Representatives or any of its respective successors, heirs or any of their respective controlled Affiliates or Representatives (in each case, other than Parent and its respective Subsidiaries or Affiliates), and hereby waives any rights or claims against any Debt Financing Source Related Party, in each case, relating to or arising out of this Agreement, the Debt Financing, the Debt Commitment Letters, any of the agreements entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise; provided, that, notwithstanding the foregoing, nothing herein shall affect the rights and/or claims of Parent or any of its Affiliates or, following the Closing, the Surviving Corporation or any of its Subsidiaries, against the Debt Financing Source Related Parties with respect to the Debt Financing, the Debt Commitment Letters, or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (g) agrees that Parent may collaterally assign its rights and obligations hereunder (while remaining liable for all of its obligations hereunder) to the Debt Financing Sources pursuant to the terms of the Debt Financing for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing, and (h) agrees that the Debt Financing Source Related Parties are express third party beneficiaries of, and may enforce any of the provisions in this Agreement reflecting the foregoing agreements in this Section 9.14.

This Section 9.14 and the definitions of “Debt Financing Sources” and “Debt Financing Source Related Parties” (and any other provision of this Agreement to the extent an amendment of such provision would modify the substance of such Sections and/or provisions), in each case, may not be amended in a manner material and adverse to the Debt Financing Sources party to the Debt Commitment Letters without the prior written consent of the Debt Financing Sources party to the Debt Commitment Letters to the extent expressly required pursuant to the terms of the Debt Commitment Letters.

9.15 Non-Recourse. This Agreement may only be enforced against, and any Proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of any party under this Agreement or for any Proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith, in each case other than in the case of actual fraud. Notwithstanding the foregoing, and without limiting the rights of the Company against (i) Parent and Merger Sub and (ii) against the Guarantor as provided for in the Limited Guarantee, in no event shall the Company or any of its controlled Affiliates seek to recover monetary damages from any Non-Recourse Party.

9.16 Definitions. For purposes of this Agreement, the following terms, when used herein, shall have the respective meanings set forth below:

“Acceptable Confidentiality Agreement” means a customary confidentiality agreement with the Company that is either (i) in effect as of the execution and delivery of this Agreement, or (ii) executed, delivered and effective after the execution and delivery of this Agreement, in either case (A) containing provisions that require any counterparty thereto (and any of its Affiliates and representatives) that receives non-public information of or with respect to the Company and its Affiliates to keep such information confidential or (B) containing confidentiality provisions not less favorable to the Company in any material respect than the terms of the Confidentiality Agreement, it being understood that such agreement need not contain any “standstill” or similar provisions, or otherwise prohibit the making of, or amendment or modification to, any non-public Acquisition Proposal to the Board; provided, that no such confidentiality agreement shall include any restrictions that would reasonably be expected to prevent the Company from satisfying its obligations in Section 6.2 or provide for the reimbursement by the Company or its Subsidiaries of any of the counterparty’s costs or expenses.

“Acquisition Proposal” means any proposal, offer, inquiry or indication of interest (or any public announcement of a proposal, plan or intention) from any Person or group (as defined in or under Section 13 of the Exchange Act) relating to (i) a merger, amalgamation, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange or purchase, asset purchase, business combination, joint venture, partnership, dissolution, liquidation, spin-off, extraordinary dividend, sale, lease, exchange, mortgage, pledge, transfer or other disposition, or similar transaction or series of related transactions involving the Company or any of its Subsidiaries which would permit or if consummated would result in any Person or group, directly or indirectly, acquiring beneficial ownership of fifteen percent (15%) or more of the outstanding Shares, or assets representing fifteen percent (15%) or more of the consolidated net revenues, net income or total assets of the Company or (ii) any other transaction or series of related transactions which would permit or if consummated would result in, any Person or group becoming the beneficial owner of, directly or indirectly (by merger, consolidation, sale of equity interests, share exchange, joint venture, business combination or otherwise), in one or a series of related transactions, fifteen percent (15%) or more of the outstanding Shares, or assets representing fifteen percent (15%) or more of the consolidated net revenues, net income or total assets of the Company, in each case, other than the transactions contemplated by this Agreement.

“Administrative Services Agreements” means (i) that certain Restated Administrative Services Agreement, dated July 30, 2024, by and between CBIZ, Inc. and Mayer Hoffman McCann P.C.; (ii) that certain Administrative Services Agreement, dated December 1, 2011, by and among CBIZ, Inc., CBIZ Accounting, Tax & Advisory of Maryland, LLC and Smyth & Pyles, LLC; (iii) that certain Services Agreement, dated May 31, 2024, by and among Marcum Canada LLP, Marcum LLP and Marcum Canada Services Inc.; (iv) that certain Amended and Restated Services Agreement, dated November 26, 2012, by and among CBIZ, Inc., CBIZ M&S Consulting Services, LLC and Myers and Stauffer LC; (v) Administrative Services Agreement, dated November 1, 2007 by and between Goldfinger & Lassar LLP and Marcum & Kliegman LLP, as amended by Amendment No. 1, dated as of October 31, 2025; and (vi) Administrative Services Agreement (Quad-Party), dated as of November 1, 2024, by and among CBIZ, Inc., Marcum Advisory Group, LLC (n/k/a CBIZ MAG LLC), Marcum LLP and CBIZ CPAs P.C. (f/k/a Mayer Hoffman McCann P.C.).

“Advisory Client” means any Person to which a Registered Investment Adviser provides investment advisory services pursuant to an Advisory Contract.

“Advisory Contract” means any agreement between a Registered Investment Adviser and any Person pursuant to which the Registered Investment Adviser agrees to provide investment advisory services to such Person.

“Affiliate” means, when used with respect to any party, any Person who is an “affiliate” of that party within the meaning of Rule 405 promulgated under the Securities Act; provided, however, that, an Affiliate of Parent or Merger Sub, except for Section 4.29, the last sentence of Section 6.5(d), Section 6.8, Section 8.5(g), Section 8.5(h) and Section 9.15, shall be deemed not to include (i) any investment fund or investment vehicle, managed account or other managed asset, that is affiliated with Parent or Merger Sub, or any affiliate or general partner, trustee, nominee, manager or advisor of the foregoing and/or (ii) any portfolio company (as such term is commonly understood in the private equity industry) or subsidiary or similar investment of any of the foregoing (such Persons described in clauses (i) and (ii), the “Sponsor Entities”).

“Anti-Corruption Laws” means all U.S. Laws and the Laws of any applicable jurisdiction relating to the prevention of corruption, kickbacks, fraud, money laundering, and bribery, including the U.S. Foreign Corrupt Practices Act of 1977, as amended.

“Anti-Money Laundering Laws” means applicable Laws related to money laundering, antiterrorism, countering the financing of terrorism, proceeds of crime, or financial record keeping, including without limitation the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act).

“Antitrust Laws” means the Sherman Act, the Clayton Act, the HSR Act, the Federal Trade Commission Act and all other federal, state and foreign statutes, rules, regulations, orders, decrees and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or competition, including the Foreign Investment and Competition Laws.

“AI Activities” means the development, training, deployment, operation or other use of AI Technologies, including the collection and use of data for or obtained through such activities and the generation of content using AI Technologies.

“AI Requirements” means all applicable Laws, binding industry or self-regulatory standards, contractual obligations and public or posted policies, in each case, with respect to AI Technologies or AI Activities.

“AI Technologies” means any artificial intelligence, deep learning or machine learning technology or system or other technology or system that, in each case, infers, from the input it receives, how to generate outputs such as predictions, content, recommendations or decisions, including any: (i) learning and predictive analysis; (ii) algorithmic, rule-based expressions; (iii) generative artificial intelligence; (iv) other definitions under applicable Law or the Company’s or its Subsidiaries’ written policies, procedures or Contracts for “artificial intelligence,” “generative artificial intelligence,” “artificial general intelligence,” “large language model,” “foundation model,” “machine learning,” or any similar term; and (v) Software, algorithms, or models that are built using, integrate, leverage or otherwise interact with any of the foregoing.

“Business Day” means any day of the year other than a Saturday or Sunday, or a day on which banks are required or authorized by Law to close in New York City.

“Company ESPP” means the CBIZ, Inc. 2007 Employee Stock Purchase Plan (Amended and Restated as of May 12, 2011, and as subsequently further amended).

“Company Governing Documents” means the Company Certificate of Incorporation and Company Bylaws.

“Company Intellectual Property” has the meaning set forth in Section 4.16(a).

“Company Material Adverse Effect” means any change, event, development, circumstance or effect that individually or taken together with any other change, event, development, circumstance or effect (a) has, or would reasonably be expected to have a material adverse effect on the business, assets, condition (financial or otherwise), operations or results of operations of the Company and its Subsidiaries, taken as a whole or (b) would prevent, materially delay or materially impair the ability of the Company and its Subsidiaries to consummate the Merger; provided that, for purposes of the foregoing clause (a), there shall not be taken into account in determining whether there has been a Company Material Adverse Effect any adverse change, event, development, circumstance or effect to the extent arising from or attributable or relating to: (i) changes in, or events generally affecting, the U.S. or global financial, securities or capital markets, (ii) changes in general economic or political conditions in the United States or any foreign jurisdiction in which the Company or any of its Subsidiaries operate, including any changes in currency exchange rates, interest rates, monetary policy, inflation or commodity prices, (iii) changes in, or events generally affecting, the industries in which the Company or any of its Subsidiaries operate, (iv) any natural or man-made disaster or acts of God, including earthquakes, floods, hurricanes, tornados, fires, volcanic eruption, epidemics, pandemics or disease outbreak (including any escalation or worsening thereof and any related quarantine, “shelter-in-place,” “stay-at-home,” social distancing, shutdown, closure or other restrictions or measures, or the recommendation, withdrawal or modification thereof, by any Governmental Entity) following the date of this Agreement or any acts of terrorism, sabotage, riots, demonstrations, public disorders, military action or war or any escalation or worsening thereof, (v) any failure by the Company or any of its Subsidiaries to meet any internal or published budgets, projections, estimates, forecasts or predictions in respect of financial or operating performance for any period, (vi) a decline in the price of the Shares, or a change in the trading volume of the Shares, on the New York Stock Exchange (“NYSE”), provided that the exceptions in clauses (v) and (vi) shall not prevent or otherwise affect a determination that any change, effect, circumstance or development underlying such failure or decline or change (if not otherwise falling within any of the exclusions pursuant to the other clauses of this definition) has resulted in, or contributed to, a Company Material Adverse Effect, (vii) changes in Law after the date of this Agreement, (viii) changes in U.S. generally accepted accounting principles (“GAAP”) (or authoritative interpretation thereof) after the date of this Agreement, (ix) the taking of any specific action expressly required by this Agreement, (x) the public announcement or pendency of this Agreement and the Merger, including the impact thereof on the relationships with customers, suppliers, distributors, partners, other third parties with whom the Company has a relationship or employees (including, but not limited to, any cancellation of or delays in customer orders, any reduction in sales, any disruption in or loss of customer, supplier, distributor, partner or similar relationships, or any loss of employees); provided, that this clause (x) shall not apply to, and shall be disregarded for purposes of, the use of Company Material Adverse Effect in any representation or warranty that addresses or is intended to address the effect of the execution of this Agreement or the consummation of the transactions contemplated hereby (including Section 4.4 or Section 7.2(a) as it relates to any such representation or warranty), (xi) any state-sponsored cybersecurity attack or cyberterrorism, (xii) any state-sponsored computer hacking, data breaches, ransomware, cybercrime or cyberterrorism effecting or impacting, or outage of or termination by a web hosting platform or data center provider providing services to the Company or any of its Subsidiaries or their respective businesses, (xiii) any litigation brought by stockholders of the Company alleging breach of fiduciary duty or inadequate disclosure in connection with this Agreement or any of the transactions contemplated hereby or any demand or proceeding for appraisal or the fair value of Shares in connection with the transactions contemplated hereby and (xiv) the availability or cost of equity, debt or other financing to Parent, Merger Sub or the Surviving Corporation, in each case, to the extent not related to the Company’s breach of any terms of this Agreement; provided, however that the changes, effects, circumstances or developments set forth in the foregoing clauses (i), (ii), (iii), (iv), (vii), (viii), (xi) and (xii) shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred to the extent such changes, effects, circumstances or developments have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other participants in the industries in which the Company and its Subsidiaries operate, but, in such event, only the incremental disproportionate impact of such changes, effects, circumstances or developments shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred.

“Company Option” means each outstanding option to purchase Shares granted under the Company Stock Plan.

“Company Plan” means each “employee benefit plan” within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA) and each employment, consulting, independent contractor, severance, change in control, transaction, retention, bonus, incentive, commission, deferred compensation, retirement, pension, profit sharing, savings, health, welfare, fringe benefit, vacation, paid time off, paid leave, stock purchase, equity, equity-based, phantom equity, tax gross-up, tax indemnity or reimbursement plan, program, policy, practice, agreement or arrangement, whether written or unwritten, funded or unfunded, that is maintained, sponsored, contributed to, required to be contributed to by the Company or any of its Subsidiaries, or under or with respect to which the Company or any of its Subsidiaries has or would reasonably be expected to have any liability or obligation, in each case for the benefit of any current or former employee, director, officer or other individual service provider of the Company or any of its Subsidiaries, but excluding any statutory plan, program or arrangement that is required to be maintained under applicable Law.

“Company PSU” means each outstanding performance share unit granted under the Company Stock Plan that is subject to performance-based vesting conditions.

“Company Restricted Stock” means each outstanding restricted Share granted under the Company Stock Plan.

“Company RSU” means each outstanding restricted stock unit granted under the Company Stock Plan that is subject solely to time-based vesting conditions.

“Company Software” means any and all Software owned or purported to be owned by the Company or any of its Subsidiaries.

“Company Stock Plan” means the 2019 CBIZ, Inc. Omnibus Incentive Plan.

“Company Units” means each outstanding unit granted under the EACB.

“Compliant” means, with respect to the Required Information, that (i) solely with respect to the consolidated financial statements of the Company and its Subsidiaries included in the Required Information that are available to Parent on the first day of, and on each day during, the Marketing Period (A) comply in all material respects with all applicable requirements of Regulation S-X under the Securities Act for a registered public offering of secured or unsecured and non-convertible high-yield debt securities on a registration statement on Form S-1 that would be applicable to such Required Information (other than requirements that would require or relate to any Excluded Information or in respect of which compliance is not customary in a Rule 144A offering of high yield non-convertible debt securities), (B) would not be deemed stale under customary practices for offerings and private placements of high-yield non-convertible debt securities under Rule 144A and (C) are in a form such that the Company’s independent auditors would reasonably be expected to be able to issue to the initial purchasers thereof (subject to completion of its normal practices and procedures) a customary “comfort letter” (including customary “negative assurance” and change period comfort) with respect to such financial statements on the last day of the Marketing Period and (ii) the financial information included in the Required Information, when taken as a whole, does not contain any untrue statement of a material fact regarding the Company and its Subsidiaries or omit to state any material fact regarding the Company and its Subsidiaries necessary in order to make the statements contained in such Required Information, when taken as a whole in light of the circumstances under which they were made, not misleading.

“Continuing Membership Application” means an application with FINRA filed by the Registered Broker-Dealer pursuant to FINRA Rule 1017 seeking approval of the indirect change of control of the Registered Broker-Dealer resulting from the transactions contemplated hereby.

“Cybersecurity Breach” means any: (i) unauthorized access to, use, disclosure, modification, or other breach of the Information Technology Systems or Personal Information in the Company and its Subsidiaries’ control, or Processed by or on behalf of the Company or any of its subsidiaries; and/or (ii) event that requires, or has required, notification to any Person or Governmental Entity under applicable Privacy Requirements, in addition to any definition for “security incident,” “data breach” or “security breach” or similar event under any Privacy Requirements.

“Cut-Off Time” means 11:59 p.m. (New York City time) on September 11, 2026.

“Debt Financing Source Related Party” means the Debt Financing Sources, together with their respective Affiliates, and the respective current, former or future stockholders, limited partners, managers, members, partners, principals, accounts, managed funds, officers, directors, board members, employees, controlling persons, advisors, attorneys, agents or representatives (and their respective successors and permitted assigns), it being understood that each of Parent, Merger Sub and their Affiliates and the Company and its Affiliates shall not be a Debt Financing Source Related Party for any purposes hereunder.

“Debt Financing Sources” means, collectively, the commitment parties party to the Debt Commitment Letters related to the Debt Financing and any other Person (including any agent, arranger or lender) that provides, or has entered into, or in the future enters into, any contract with the Parent or Merger Sub and their Affiliates to provide, any of the Debt Financing, it being understood that each of Parent, Merger Sub and their Affiliates and the Company and its Affiliates shall not be a Debt Financing Source for any purposes hereunder.

“EACB” means the CBIZ Equity Aligned Cash Bonus Plan, as may be amended and restated from time to time.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System.

“Environmental Law” means any Law relating to pollution, the protection of the environment or natural resources or, as it relates to Hazardous Substances, health and safety.

“Ex-Im Laws” means all U.S. Laws and the Laws of any applicable jurisdiction where the Company or its Subsidiaries conduct business relating to export, reexport, transfer, bulk data or data transfer, and import controls, including the Export Administration Regulations and the International Traffic in Arms Regulations.

“Excluded Party” means any Person from whom the Company or any of its Representatives has received a bona fide written Acquisition Proposal after the execution of this Agreement and prior to the No-Shop Period Start Date, which written Acquisition Proposal the Company’s board of directors has determined in good faith prior to the No-Shop Period Start Date (after consultation with its outside legal counsel and financial advisor) constitutes or could reasonably be expected to lead to a Superior Proposal and the failure to evaluate such Acquisition Proposal would be inconsistent with the Company directors’ fiduciary duties under applicable Law; provided, however, that a Person shall immediately cease to be an Excluded Party (and the provisions of this Agreement applicable to Excluded Parties shall cease to apply with respect to such Person) upon the earliest to occur of the following: (i) the negotiations between the Company and the Excluded Party with respect to the Acquisition Proposal that resulted in such Excluded Party becoming an Excluded Party shall have been terminated or otherwise abandoned, (ii) the Acquisition Proposal submitted by such Person prior to the start of the No-Shop Period Start Date is withdrawn in writing (it being understood that any amendment, modification or replacement of such Acquisition Proposal shall not, in and of itself, be deemed a withdrawal of such Acquisition Proposal), (iii) such Acquisition Proposal, in the good faith determination of the Company’s board of directors (after consultation with its outside legal counsel and financial advisor), no longer constitutes or could reasonably be expected to lead to a Superior Proposal, (iv) in the case of a group, if the Persons in such group as of the time such group submitted the Acquisition Proposal that most recently rendered such group an Excluded Party cease to constitute in the aggregate at least 75% of the equity financing (measured by voting power or value) of such group, unless the remainder of such equity financing is to be provided by Persons who were themselves in a group of Persons that was an Excluded Party prior to the No-Shop Period Start Date or (v) the Cut-Off Time.

“Fiduciary Assets” means Fiduciary Cash and receivables for policies that the Company or any of its Subsidiary has billed but not yet collected on behalf of its clients, excluding the portion of the receivables that is the Company’s and its Subsidiaries’ commission and fee revenue.

“Fiduciary Cash” means, on a consolidated basis, the cash and cash equivalents of the Company and its Subsidiaries on account for deposits by clients for payment to insurance carriers, and including any unremitted insurance premiums that are collected by any Company or its Subsidiaries from insureds and held by such person in a fiduciary capacity pending remittance to the respective insurance underwriters (including any surplus held in deposit or trust accounts in accordance with the Company’s or its Subsidiaries’ past practices).

“Fiduciary Liabilities” means, collectively, (i) any payables for premiums for which the Company or any of its Subsidiaries has been invoiced but has not yet remitted to the insurance carriers, (ii) any other payables to insurance carriers and (iii) any surplus line taxes payable by the Company or any of its Subsidiaries that have not been remitted to the applicable state taxing authority.

“FINRA” means the Financial Industry Regulatory Authority.

“FINRA Approval” means FINRA’s approval of the Continuing Membership Application in relation to the indirect change of control of the Registered Broker-Dealer resulting from the transactions contemplated hereby.

“Government Bid” means any bid, proposal, quote or response to a solicitation that if accepted would lead to a Government Contract.

“Government Contract” means any prime contract, subcontract, teaming agreement or arrangement, joint venture, basic ordering agreement, pricing agreement, letter contract or other similar arrangement of any kind, between the Company or any of its Subsidiaries, on the one hand, and (i) any Governmental Entity, (ii) any prime contractor of a Governmental Entity in its capacity as a prime contractor, or (iii) any subcontractor with respect to any contract of a type described in clauses (i) or (ii) above, on the other hand. A task, change, purchase or delivery order under a Government Contract will not constitute a separate Government Contract, for purposes of this definition, but shall be part of the Government Contract to which it relates.

“Government Official” means (a) any officer or employee of any Governmental Entity, (b) any person acting in an official capacity for or on behalf of a Governmental Entity, (c) any officer or employee of a Person that is majority or wholly owned by a Governmental Entity, (d) any officer or employee of a public international organization, such as the World Bank or the United Nations, (e) any public or elected official, officer, or employee, or (f) any political party, political party official, or candidate for political office.

“Hazardous Substance” means (a) any substance, waste or material defined, identified or regulated as “toxic” or “hazardous” or as a “pollutant” or “contaminant” or words of similar meaning or effect (or for which liability or standards of conduct may be imposed) under any Environmental Law, (b) any other toxic or hazardous substance, material or waste, and (c) any asbestos, asbestos containing materials, polychlorinated biphenyls, petroleum, petroleum products and per- and polyfluoroalkyl substances.

“Healthcare Laws” means all Laws applicable to the provision of, billing, reimbursement and marketing of health care services, healthcare items and health insurance, including: (i) Title XVIII of the Social Security Act, 42 U.S.C. §§ 1395-1395mmm (the Medicare statute), (ii) Title XIX of the Social Security Act, 42 U.S.C. §§ 1396-1396w-8 (the Medicaid statute), (iii) Laws prohibiting or regulating healthcare fraud and abuse, including: the Federal Anti-Kickback Statute, 42 U.S.C. § 1320a-7b(b); the Physician Self-Referral Law, 42 U.S.C. § 1395nn; the False Claims Act, 31 U.S.C. §§ 3729-3733; the Federal Program Fraud Civil Remedies Act, 31 U.S.C. §§ 3801-3812; the Anti-Kickback Act of 1986, 41 U.S.C. §§ 51-58; the Civil Monetary Penalties Law, 42 U.S.C. §§ 1320a-7a and 1320a-7b; and the exclusion Laws, 42 U.S.C. § 1320a-7, (iv) HIPAA, (v) Laws relating to any federal or state healthcare program, including Medicare, Medicaid, TRICARE, CHIP, and any “federal health care program” as defined in 42 U.S.C. § 1320a-7b(f), and any other federal, state or local reimbursement or healthcare program or health insurance or health benefit program paid for in whole or in part by a Governmental Entity, and any third-party payor program, (vi) the 21st Century Cures Act, Pub. L. 114-255, (vii) the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. §§ 301 et seq., (viii) any applicable Laws imposed, promulgated, administered or enforced by the U.S. Food and Drug Administration, the U.S. Department of Health and Human Services (“HHS”), the HHS Office of Inspector General, state departments of health, state departments of insurance, state boards of medicine and pharmacy, and any comparable Governmental Entity, (ix) all Laws relating to the provision of, or billing or payment for, or marketing of healthcare items, services, and insurance, the administration of claims for health care services and drugs, cost reports, fee splitting, patient brokering, licensing, reimbursement, kickbacks, medical records and corporate practice of medicine, and (x) any amendments to such Laws and the regulations that implement such Laws.

“HIPAA” means the following Laws: (i) the Health Insurance Portability and Accountability Act of 1996 (Pub. L. No. 104-191), (ii) the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009, Pub. L. No. 111-5); and (iii) any amendments to such Laws and the regulations that implement such Laws as of the date hereof.

“Indebtedness” means, with respect to any Person, without duplication, all obligations or undertakings by such Person (i) for borrowed money (including (x) deposits or advances of any kind to such Person or (y) under the Existing Credit Agreement), (ii) evidenced by bonds, debentures, notes or similar instruments, (iii) for capitalized leases or to pay the deferred and unpaid purchase price of property or equipment, (iv) pursuant to securitization or factoring programs or arrangements, (v) pursuant to guarantees and arrangements having the economic effect of a guarantee of any Indebtedness of any other Person (other than between or among any of Parent and its wholly owned Subsidiaries or between or among the Company and its wholly owned Subsidiaries), (vi) under swaps, options, derivatives and other hedging agreements, transactions or arrangements (assuming they were terminated on the date of determination), (vii) letters of credit, bank guarantees, and other similar Contracts or arrangements entered into by or on behalf of such Person to the extent they have been drawn upon, or (viii) to pay the deferred purchase or acquisition price for any property such Person (excluding trade payables incurred in the ordinary course of business consistent with past practice).

“Information Technology Systems” means computer systems, servers, software, code, firmware, telecommunications systems, databases, network equipment, computers, hardware, and other information technology systems, assets, and equipment owned or licensed by the Company or any of its Subsidiaries.

“Insurance Contract” means any insurance policy, binder, slip or other Contract issued, bound or placed by the Company or any of its subsidiaries on behalf of a carrier in connection with the Company’ or such subsidiary’s business.

“Insurance Producer” means an insurance agent, underwriter, wholesaler, broker, distributor, or other producer that presently or previously offered, wrote, underwrote, sold, or produced any Insurance Contract for the Company or any of its subsidiaries.

“Intellectual Property” means all intellectual property rights in any jurisdiction, including in and to, (i) patents, patent applications, improvements, inventions, compositions, utility models and designs, and all provisionals, divisionals, continuations, continuations-in-part, renewals, extensions, re-issues re-examinations and foreign counterparts, (ii) trademarks, service marks, trade names, logos, brand names, trade dress, and other source identifiers, and all registrations and applications for trademark registration and all goodwill associated with any of the foregoing, (iii) domain names and social media identifiers, (iv) copyrights, and any registrations, renewals or extensions thereof, and other works of authorship, and (v) trade secrets and other rights in confidential and proprietary information (“Trade Secrets”).

“Intervening Event” means a material effect that first arose after the date of this Agreement and was not known to, or reasonably foreseeable by, the board of directors of the Company prior to the execution of this Agreement, which effect, or any material consequence thereof, becomes known to the board of directors of the Company prior to the receipt of the Company Requisite Vote; provided that none of the following will constitute, or be considered in determining, whether there has been, an Intervening Event: (i) the receipt, existence of or terms of any Acquisition Proposal or any inquiry, offer or proposal that could reasonably be expected to lead to any Acquisition Proposal, or any matter relating thereto or consequence thereof, (ii) the fact that the Company meets or exceeds any internal or published projections, forecasts or estimates of revenues, earnings or other financial or operating metrics for any period (provided, however, that the underlying causes of such change shall not be excluded by this clause (ii) unless excluded by any other exclusion in this definition); or (iii) changes in the market price or trading volume of Shares (provided, however, that the underlying causes of such change shall not be excluded by this clause (iii) unless excluded by any other exclusion in this definition).

“IRS” means the United States Internal Revenue Service.

“Knowledge of the Company” means the actual knowledge, after reasonable inquiry, of the individuals identified on Section 9.16(a) of the Company Disclosure Letter.

“Knowledge of Parent” means the actual knowledge, after reasonable inquiry, of the individuals identified on Section 9.16(a) of the Parent Disclosure Letter.

“Law” means any federal, state, local, foreign or transnational law, statute or ordinance, common law, rule, regulation, constitution, treaty, convention, code, directive, Order, or other similar requirement enacted, adopted, promulgated or applied by a Governmental Entity.

“Marcum Agreement” means that certain Agreement and Plan of Merger, dated as of July 30, 2024, by and among Marcum LLP, Marcum Advisory Group LLC, the Company, PMMS LLC and Marcum Partners SPV LLC.

“Marketing Period” means the first period of seventeen (17) consecutive Business Days commencing on the first date on or after the later of (x) October 7, 2026 or (ii) the Marketing Period Reference Date, on which Parent has received the Required Information and such Required Information remains Compliant throughout such period (it being understood and agreed that if the Required Information is not Compliant at any time during such seventeen (17) consecutive Business Day period, such seventeen (17) consecutive Business Day period shall terminate and restart when such Required Information is Compliant; provided, that (i) neither of November 25, 2026 and November 27, 2026 shall be deemed a Business Day for purposes of calculating the requisite number of days in the Marketing Period and (ii) if such seventeen (17) consecutive Business Day period has not been completed on or prior to December 18, 2026, then such period shall be deemed to have not commenced prior to January 4, 2027; provided, further, that if the Company shall in good faith reasonably believe it has provided Required Information that is Compliant to Parent and that the Marketing Period has commenced, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery (such date, the “Indicated Date”)), in which case the Marketing Period will be deemed to have commenced on the Indicated Date unless Parent, in good faith, reasonably believes that the Company has not delivered Required Information or that such Required Information is not Compliant and not later than 5:00 p.m. (New York City time) two (2) Business Days after the delivery of such notice by the Company, delivers a written notice to the Company to that effect (setting forth what Required Information has not been delivered and with specificity why Parent believes the Marketing Period has not commenced and any elements of noncompliance) (provided that, notwithstanding the foregoing, the Marketing Period shall have commenced at any time as of which Parent shall have actually received the Required Information that is Compliant, regardless of whether or when any such notice is delivered by the Company), and provided, further, that the Marketing Period shall be deemed to have been completed on any date on which the Debt Financing is consummated (including into escrow) and Parent has obtained all of the proceeds contemplated thereby or such proceeds have been deposited into escrow. Notwithstanding anything in this definition to the contrary, the Marketing Period shall be deemed not to have commenced if, after the date hereof and prior to the completion of such seventeen (17) consecutive Business Day period, (A) any financial statements included in the Required Information ceases to be Compliant for any reason, in which case the Marketing Period shall be deemed not to commence unless and until Parent has received the applicable updated Required Information, (B) the independent auditors of the Company shall have withdrawn their audit opinion on the Company’s consolidated financial statements included in the Required Information, in which case the Marketing Period shall be deemed not to commence unless and until such independent auditors or another nationally recognized independent accounting firm reasonably acceptable to Parent have issued an unqualified audit opinion with respect to such financial statements or (C) the Company or the independent auditors of the Company shall have determined or publicly announced that a restatement of any financial statements of the Company and its Subsidiaries included in the Required Information is required, in which case the Marketing Period shall be deemed not to commence unless and until such restatement has been completed and the Required Information has subsequently been amended and delivered to the Parent or the Company or its independent auditors, respectively, has determined in writing or publicly announced, as applicable, that no such restatement shall be required. For the avoidance of doubt, notwithstanding anything in this definition or the definitions of “Compliant” or “Required Information” to the contrary, the filing of an amended Form 10-K by the Company (the “Amended Form 10-K”) that amends and restates KPMG LLP’s Report of Independent Registered Public Accounting Firm (the “KPMG Report”) to express an adverse opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2025 associated with certain material weaknesses shall be sufficient to determine whether the Required Information (with respect to the financial statements for the year ended December 31, 2025) has been received and is Compliant, in each case, in determining the commencement, continuation or completion of the Marketing Period, provided that (i) there are no subsequent announcements or filings that provide such KPMG Report or Amended Form 10-K may not otherwise be relied upon or be considered Compliant and (ii) this paragraph shall not be deemed to affect the Company’s obligations under clause (c) of the definition of Required Information. For the avoidance of doubt, there will be only one full Marketing Period and if a Marketing Period is completed prior to the Closing Date, there will be no requirement for a subsequent Marketing Period to run.

“Marketing Period Reference Date” means the date that is seventeen (17) consecutive Business Days prior to the initial date on which the Company Stockholders Meeting has been scheduled, as set forth in the notice to Company stockholders provided to the holders of Shares pursuant to Section 6.4.

“Open Source Software” means any Software that is distributed or made available under any open source, free software, copyleft, or community source license, including the GNU General Public License, GNU Lesser General Public License, GNU Affero General Public License, Mozilla Public License, Apache License, MIT License, BSD License, or any license approved by the Open Source Initiative or Creative Commons.

“Order” means any order, judgment, preliminary or permanent injunction, ruling, writ, award, mandate, stipulation, decision, determination or other decree issued, promulgated or entered by or with any Governmental Entity.

“Parent Material Adverse Effect” means any state of facts, event, change, circumstance, development, or effect that, individually or in the aggregate, prevents, materially delays, or materially impairs the ability of Parent or Merger Sub to consummate the Merger prior to the Termination Date.

“Parent Plan” means any employee benefit plan maintained by Parent, the Surviving Corporation or any of their respective Affiliates in which a Continuing Employee is eligible to participate following the Effective Time.

“Permitted Liens” means (i) Liens for Taxes or governmental assessments, charges or claims of payment not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves in the financial statements have been established and provided for in accordance with GAAP (to the extent required by GAAP), (ii) Liens arising in the ordinary course of business in favor of vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction or similar Liens for amounts not yet due and payable, (iii) Liens affecting the interest of the lessor or Leased Real Property or grantor of any easements benefiting Leased Real Property and Liens of record attaching to Leased Real Property, fixtures or leasehold improvements that would not, individually or in the aggregate, reasonably be expected to materially impair the continued use and operation of the assets to which they relate in the business of such entity and its Subsidiaries as presently conducted, (iv) Liens granted pursuant to the Existing Credit Agreements (or any replacement or extension thereof in accordance with the terms hereunder) or reflected in the Company Balance Sheet, (v) Liens, exceptions, defects or irregularities in title, easements, imperfections of title, claims, charges, security interests, rights-of-way, covenants, restrictions, and other similar matters that would not, individually or in the aggregate, reasonably be expected to materially impair the continued use and operation of the assets (but not including Intellectual Property) to which they relate in the business of such entity and its Subsidiaries as presently conducted, (vi) Liens in favor of the lessor granted pursuant to the terms under any Company Lease, (vii) any license, covenant or other right to or under Intellectual Property, in each case, granted to customers, vendors, service providers, or suppliers in the ordinary course of business and (viii) any Liens occurring under the applicable organizational documents provided to Parent prior to the date of this Agreement.

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.

“Personal Information” means any information that (i) whether alone or in combination with other information, identifies or could reasonably be used to identify an individual person, or (ii) is defined as “personal information,” “personally identifiable information,” “personal data,” “protected health information” or “consumer health data” or any similar term provided by any applicable Law.

“Privacy Requirements” means (i) all applicable Laws, including HIPAA and applicable state health privacy, medical record, and consumer health data Laws (“Privacy Laws”), (ii) binding industry standards and frameworks, (iii) the Company or any of its Subsidiaries’ public-facing policies and (iv) contractual obligations, in each case, concerning the Processing of Personal Information.

“Process” or “Processing” means the receipt, collection, creation, compilation, use, storage, maintenance, combination, sharing, processing, safeguarding, security (technical, physical or administrative), disposal, erasure, destruction, distribution, disclosure or transfer (including cross-border transfer) of any data, including Personal Information.

“Registered Broker-Dealer” means CBIZ Financial Solutions, Inc.

“Registered Investment Advisers” mean CBIZ Investment Advisory Services, LLC and CBIZ Financial Solutions, Inc. (and each, a “Registered Investment Adviser”).

“Release” means any release, spill, emission, leaking, dumping, injection, pouring, disposal, discharge or leaching into or through the indoor or outdoor environment.

“Required Information” means solely the following financial statements, business and other financial data and other pertinent and customary information, in each case, regarding the Company and its Subsidiaries, and in each case, solely to the extent reasonably and timely requested by the Parent and required by the OpCo Debt Commitment Letter as in effect on the date hereof; provided that the information described in clauses (c) and (d) below will be required only to the extent requested by Parent with specificity and in writing and readily available or in the possession of the Company or its Subsidiaries:

(a) audited consolidated balance sheets of the Company and the related audited consolidated statements of comprehensive income, cash flows and stockholders’ equity of the Company for the fiscal years ended December 31, 2024 and December 31, 2025 (in each case which Parent hereby acknowledges receiving) and the unqualified audit report of the Company’s independent auditors related thereto (which Parent hereby acknowledges receiving), prepared in accordance with GAAP and a management’s discussion and analysis of financial condition and results of operations with respect to such financial statements;

(b) an unaudited consolidated balance sheet of the Company and related consolidated statements of comprehensive income, cash flows and stockholders’ equity of the Company for any subsequent fiscal quarter and the corresponding quarter in the prior year (other than, in each case, the fourth quarter of any fiscal year) ended at least forty-five (45) days prior to the Closing Date, prepared in accordance with GAAP (including footnotes thereto), which unaudited financial statements have been reviewed by the Company’s independent auditors in accordance with PCAOB AS 4105, and a management’s discussion and analysis of financial condition and results of operations with respect to such financial statements;

(c) other historical financial and business information of the Company reasonably requested in writing by Parent (1) of the type and form customarily included in offering memoranda for private placements of secured or unsecured non-convertible, high yield debt securities issued pursuant to Rule 144A or (2) as otherwise reasonably necessary in order to assist in receiving customary “comfort” (including as to “negative assurance” and change period comfort) from the Company’s independent accountants;

(d) all other historical financial information reasonably requested in writing by Parent regarding the Company required by Parent to permit Parent to prepare the pro forma financial statements required by paragraph 10 of Exhibit D of the OpCo Debt Commitment Letter ;

provided that notwithstanding anything to the contrary in this definition or otherwise, nothing herein shall require the Company or its Affiliates to provide (or be deemed to require the Company or its Affiliates to prepare) any (i) description of all or any portion of the Debt Financing, including any “description of notes”, “plan of distribution” and information customarily provided by investment banks or their counsel or advisors in the preparation of an offering memorandum for private placements of non-convertible bonds pursuant to Rule 144A, (ii) risk factors relating to, or any description of, all or any component of the financing contemplated thereby, (iii) historical financial statements or other information required by Rule 3-03(e), Rule 3-05, Rule 3-09, Rule 3-10, Rule 3-16, Rule 13-01 (but other than financial data regarding the Company and its Subsidiaries sufficient to enable Parent to include disclosure regarding guarantor and non-guarantor information customarily included in offering memoranda for private placements of secured or unsecured non-convertible, high yield debt securities issued pursuant to Rule 144A) or 13-02 of Regulation S-X under the Securities Act, (iv) any compensation discussion and analysis or other information required by Item 10, Item 402 and Item 601 of Regulation S-K under the Securities Act, XBRL exhibits or any information regarding executive compensation or related persons related to SEC Release Nos. 33-8732A, 34-54302A and IC-27444A, (v) separate Subsidiary financial statements, related party disclosures, or any segment reporting or disclosure, including, without limitation, any required by FASB Accounting Standards Codification Topic 280, (vi) other information customarily excluded from an offering memorandum for private placements of secured or unsecured non-convertible high-yield debt securities pursuant to Rule 144A in a “Rule 144A-for-life” offering, (vii) pro forma financial information, (viii) projections or information regarding any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other post-Closing pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing or (ix) information not reasonably available to the Company under its current reporting systems, other than the historical financial statements and historical information expressly identified in clauses (a) and (b). The information described in clauses (i)-(ix) of this definition is collectively referred to as the “Excluded Information”.

The Company will be deemed to have furnished any Required Information under clauses (a) and (b) of the definition thereof upon filing such information with the SEC, provided that such information is publicly available on EDGAR.

“Sanctioned Country” means any country or region or government thereof that is the subject or target of a comprehensive embargo under Trade Controls (including Cuba, Iran, North Korea, prior to July 1, 2025, Syria, the Crimea region of Ukraine, the so-called “Donetsk People’s Republic,” the so-called “Luhansk People’s Republic,” and the non-governmental controlled oblasts of Kherson and Zaporizhzhia).

“Sanctioned Person” means any Person that is the subject or target of sanctions or restrictions under Sanctions including: (i) any Person listed on or owned or controlled by or acting for or on behalf of any person listed on any sanctions restricted party list administered or enforced by the United States, including the U.S. Department of the Treasury Office of Foreign Assets Control’s (“OFAC”) List of Specially Designated Nationals, United Kingdom, European Union and its members states, (ii) any Person located, organized, or resident in a Sanctioned Country, (iii) any Person that is, in the aggregate, 50 percent or greater owned, directly or indirectly, individually or collectively, or otherwise controlled by a Person or Persons described in clauses (i)-(ii); or (iv) any national of a Sanctioned Country with whom U.S. persons are prohibited from dealing.

“Sanctions” means all applicable Laws relating to economic, financial, or trade sanctions, including the Laws administered or enforced by the United States (including by OFAC or the U.S. Department of State), United Kingdom, European Union and its members states, and any other sanctions authority of any jurisdiction where the Company or its Subsidiaries conduct business.

“Software” means computer software, applications, data and related databases, whether in source code or object code form.

“Solvent” when used with respect to any Person, means that, as of any date of determination: (i) the fair salable value (determined on a going concern basis) of its assets and property will, as of such date, exceed the amounts required to pay the probable liabilities of such Person on its existing debts as they become absolute and mature, (ii) such Person will not have, as of such date, an unreasonably small amount of capital to carry on its business, and (iii) such Person will be able to pay its debts as they become absolute and mature, in the ordinary course of business, taking into account the timing of and amounts of cash to be received by it and the timing of and amounts of cash to be payable on or in respect of its indebtedness.

“Subsidiary” means, with respect to any Person, any other Person of which (i) at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries, (ii) with respect to any partnership, limited liability company, joint venture or other entity, such Person is, directly or indirectly, a general partner, manager, managing member or the equivalent or (iii) such Person holds a majority of the equity interest; provided, that with respect to the

Company, “Subsidiary” shall include any Person, whether incorporated or unincorporated, in which the Company directly or indirectly owns or controls at least 10% of the securities or ownership interests.

“Superior Proposal” means any bona fide written Acquisition Proposal made by any Person or “group” (as defined in or under Section 13 of the Exchange Act) after the date of this Agreement (other than by Parent, Merger Sub or their Affiliates) that was not the result of a breach of Section 6.2 that, if consummated, would result in such Person or “group” (or their stockholders) owning, directly or indirectly, a majority of the outstanding Shares (or of the stock of the surviving entity in a merger or the direct or indirect parent of the surviving entity in a merger) or a majority of the assets of the Company and its Subsidiaries, taken as a whole, which the Company’s board of directors determines in good faith (after consultation with its outside legal counsel and financial advisor) to be (i) more favorable to the holders of Shares (solely in their capacity as such) from a financial point of view than the Merger (taking into account all of the financial, legal, regulatory and other aspects of such proposal, the likelihood and timing of completion of, such Acquisition Proposal and this Agreement and, if applicable at the time of such determination, any changes to the financial terms of this Agreement then committed to in writing by Parent in response to such offer or otherwise) and (ii) reasonably likely to be completed in accordance with its terms, taking into account all financial, legal, regulatory and other aspects of such Acquisition Proposal.

“Tax” (including, with correlative meanings, the terms “Taxes” and “Taxable”) means all U.S. federal, state, local and non-U.S. taxes, or governmental charges or fees in the nature of or similar to taxes, including profits, franchise, gross receipts, sales, use, real and personal property, escheat and unclaimed property, excise, transfer, and estimated taxes or assessments, in each case that is imposed by a Governmental Entity, including all interest and penalties, fines and additions to tax imposed thereon.

“Tax Return” means all returns, reports, declarations, documents, or other filings with respect to Taxes (including any information return, claim for refund, declaration of estimated Tax, election or disclosure) filed or required to be filed with a Governmental Entity relating to Taxes, including any schedule or attachment thereto and any amendment thereof.

“Treasury Regulations” means the Treasury Regulations promulgated under the Code.

“Willful Breach” means a material breach by a party of any of its obligations under this Agreement that is a consequence of an act or omission knowingly undertaken or omitted by the breaching party with the knowledge that the taking of such act or omission would, or would reasonably be expected to, result in, constitute or cause a material breach of this Agreement.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

CBIZ, INC.

By:	/s/ Jerome P. Grisko, Jr.
Name: Jerome P. Grisko, Jr.
Title: President and Chief Executive Officer

VIKING PARENTCO, INC.

By:	/s/ Jim Peko
Name: Jim Peko
Title: Chief Executive Officer

VIKING MERGERCO, INC.

By:	/s/ Jim Peko
Name: Jim Peko
Title: Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Annex B

200 West Street | New York, NY 10282-2198

Tel: 212-902-1000 | Fax: 212-902-3000

PERSONAL AND CONFIDENTIAL

July 28, 2026

Board of Directors

CBIZ, Inc.

5959 Rockside Woods Boulevard North, Suite 600

Independence, Ohio 44131

Ladies and Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders (other than Viking ParentCo, Inc. (“Parent”) and its affiliates) of the outstanding shares of common stock, par value $0.01 per share (the “Shares”), of CBIZ, Inc. (the “Company”) of the $55.00 in cash per Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of July 28, 2026 (the “Agreement”), by and among Parent, Viking MergerCo, Inc., a wholly owned subsidiary of Parent, and the Company.

Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including Grant Thornton Advisors LLC (“Grant Thornton”), the Guarantor (as defined in the Agreement), New Mountain Capital, L.L.C. (“New Mountain”), a significant shareholder of Grant Thornton, and any of their respective affiliates and, as applicable, portfolio companies, or any currency or commodity that may be involved in the transactions contemplated by the Agreement (the “Transaction”). Goldman Sachs Investment Banking has an existing lending relationship with Grant Thornton. We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. Goldman Sachs & Co. LLC and/or its affiliates have provided certain financial advisory and/or underwriting services to Grant Thornton and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to Grant Thornton’s bank loan in May 2025; as bookrunner with respect to Grant Thornton’s bank loan in September 2025; and as lead arranger with respect to Grant Thornton’s bank loan in January 2026. Goldman Sachs & Co. LLC and/or its affiliates also have provided certain financial advisory and/or underwriting services to New Mountain and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to an investment-grade bond offering by New Mountain Finance Corporation, an affiliate of New Mountain, in September 2024; as financial advisor to New Mountain in connection with its minority stake sale in R1 RCM in November 2024; as bookrunner with respect to a bank loan to OneDigital Health and Benefits, Inc., a portfolio company of New Mountain, in January 2025; as bookrunner with respect to a bank loan to Alight Solutions, a portfolio company of New Mountain, in January 2025; as bookrunner with respect to a high-yield offering by New Mountain Finance Corporation, an affiliate of New Mountain, in February 2025; as bookrunner with respect to New Mountain’s asset securitization in November 2025; and as

Board of Directors

CBIZ, Inc.

July 28, 2026

financial advisor to New Mountain in connection with a continuation fund in April 2026. Goldman Sachs & Co. LLC and/or its affiliates may also in the future provide financial advisory and/or underwriting services to the Company, Parent, Grant Thornton, New Mountain, and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Funds managed by affiliates of Goldman Sachs & Co. LLC are not co-invested with New Mountain and/or its affiliates but are invested in equity interests of funds managed by affiliates of New Mountain. Funds managed by affiliates of Goldman Sachs & Co. LLC and its affiliates may co-invest with, and invest in equity interests of, New Mountain and its affiliates and/or funds managed thereby in the future.

In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 2025; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Board of Directors of the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the accounting services and specialty consulting industry and in other industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries, and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. We were not requested to solicit, and did not solicit, interest from other parties with respect to an acquisition of, or other business combination with, the Company or any other alternative transaction. This opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates) of Shares, as of the date hereof, of the $55.00 in cash per Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the

Securities and Investment Services Provided by Goldman Sachs & Co. LLC

Board of Directors

CBIZ, Inc.

July 28, 2026

Transaction, including the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $55.00 in cash per Share to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time or as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction, and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $55.00 in cash per Share to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

/s/ Goldman Sachs & Co. LLC
(GOLDMAN SACHS & CO. LLC)

Securities and Investment Services Provided by Goldman Sachs & Co. LLC

CBIZ, INC.

5959 ROCKSIDE WOODS BLVD. N.

SUITE 600

INDEPENDENCE, OHIO 44131

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the special meeting. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instructions form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CBZ2026SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the special meeting. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 no later than 11:59 p.m. Eastern Time the day before the special meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T03391-S49236         KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.       DETACH AND RETURN THIS PORTION ONLY

CBIZ, Inc.

The Board of Directors recommends you vote FOR the following proposals (as listed in the proxy statement):				For	Against	Abstain

1.

To adopt the Agreement and Plan of Merger, dated as of July 28, 2026 (as amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among CBIZ, Inc., a Delaware corporation (the “Company”), Viking ParentCo, Inc., a Delaware corporation (“Parent”), and Viking MergerCo, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), a copy of which is attached as Annex A to the accompanying proxy statement, pursuant to which Merger Sub will be merged with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger Agreement Proposal”).

				☐	☐	☐

2.

To approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Transactions, including the Merger.

				☐	☐	☐

3.

To adjourn the special meeting to a later date or time, if necessary or appropriate to ensure that any necessary supplement or amendment to the accompanying proxy statement is provided to Company stockholders a reasonable amount of time in advance of the special meeting, or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the special meeting to approve such proposal.

				☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3. If any other matters properly come before the meeting, and any adjournment or postponement thereof, the persons named in the proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

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T03392-S49236

CBIZ, INC.

SPECIAL MEETING OF STOCKHOLDERS

October 27, 2026 at 8:00 AM Eastern Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jerome P. Grisko, Jr. and Jaileah X. Huddleston, or either of them, as proxies, each with the power to act without the other and with the power of substitution and revocation, and hereby authorizes them to represent the undersigned and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CBIZ, Inc. that the stockholder is entitled to vote at the Special Meeting of Stockholders to be held on October 27, 2026, at 8:00 a.m. Eastern Time, virtually through the internet at www.virtualshareholdermeeting.com/CBZ2026SM and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations for each of the proposals included herein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, the persons named in the proxy will vote in their discretion on such matters.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued, and must be signed and dated on the other side